                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06654

                               BNY Hamilton Funds
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          3435 Stelzer Road, Suite 1000
                               Columbus, OH 43219
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               BNY Hamilton Funds
                          3435 Stelzer Road, Suite 1000
                               Columbus, OH 43219
             ------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-426-9363

                   Date of fiscal year end: December 31, 2005

                     Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Report(s) to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2005


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   ENHANCED INCOME FUND

   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   TREASURY MONEY FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semi-annual Report for the BNY Hamilton Funds for the six months ended June 30, 2005. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The tone of the equity markets was essentially flat over the first six months of 2005, as investors contended with a series of mixed and frequently contradictory signals about the direction of the U.S. economy. Inflation briefly emerged as a concern early in the year, but in a fairly short time the prospects for rising prices began to dim. This was somewhat surprising, given continued steep increases in oil prices. Even as the price per barrel of oil neared historic highs, it appeared to have little impact on corporate and consumer spending, which remained solid.

Growth in economic output and corporate earnings began to slow over the period. This may not universally be viewed as a positive situation, but it is in fact a sign of a normally functioning, and maturing, economic cycle. In the early years of a recovery, rapid growth and expansion are to be expected; in later years, a more moderate pace typically takes hold, as appears to be the case so far this year. Throughout the course of this recovery, job growth has been disappointing. While evidence of sustainable job gains remained elusive for much of the period, in June positive reports pointed to meaningful improvement in this area. It remains to be seen if that trend will firmly establish itself in the second half of the year--and, if it does, whether it will lead to renewed fears of inflation.

For the six-month period, the S&P 500/(R)/ Index of large-capitalization U.S. stocks returned -0.81%. The Russell 2000 Index of small-cap stocks posted a total return of -1.25% for the same period. While large caps outperformed for the period as a whole, small-cap stocks posted stronger performance in the second quarter and appeared to be on the upswing going into the year's second half. In the past few years, many companies have taken steps to strengthen their balance sheets and otherwise improve their financial flexibility. The result has been that many companies have significant amounts of cash on hand--money that may be deployed in coming months to acquire attractive smaller companies. This renewed interest in acquisition activity could give further support to the small-cap market.

A positive development in the equity marketplace is that investors appear to be placing greater emphasis on higher-quality, reasonably valued companies and giving less favor to more speculative stocks. An environment in which economic and earnings growth run near their historical levels may not offer as much short-term excitement as periods offering double-digit expansion. It does, however, offer the potential for sustainable growth and more satisfying results over the long term, particularly for investors who want to keep portfolio volatility at reasonable levels.

As in recent reporting periods, global equity markets faced many of the same issues as the U.S. Geopolitical uncertainty, particularly in the Middle East, remains a concern, as does the prospect of further terrorist activity. Also, questions remain about the health of the global economic recovery, and fears of inflation periodically raise their head.

One situation that did change substantially was the relative value of the U.S. Dollar versus the Euro, British Pound, and Japanese Yen. While the dollar is still weaker against these currencies than it was a few years ago, it has rebounded significantly from its recent lows. Turbulence related to the rejection of the proposed European Union constitution by France and the Netherlands played a role in European currencies' losses against the dollar. Most observers were relieved to see the dollar regain some of its strength, even if it does help to make U.S. goods exported into foreign markets more expensive. (Of course, it also helps to reduce the price of foreign goods entering the U.S.) For U.S. based investors, though, the dollar's gains cut into returns from foreign markets once they were converted into U.S. currency. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -1.17%, in line with major domestic equity indexes.

In the fixed-income markets, the Federal Reserve continued its steady march of short-term interest rate increases dating back to June 2004. The central bank raised rates by a quarter point at each of its four meetings in the first half of the year, bringing the federal funds target rate to 3.25% by the end of the period. While none of the Federal Reserve's rate hikes could be considered a surprise, after recent meetings there has been a greater amount of speculation with regard to just how much longer the increases will go on.

In the year's first quarter, longer-term rates rose along with shorter ones, driven in large part by anticipation of higher rates of inflation. As it became clear that inflation was set to remain tame--thanks in part to the Federal Reserve's tightening activity--yields on longer-maturity bonds began to retreat, and ultimately ended the half-year lower than they were at the start. The result was a flatter yield curve, which presented investors with a relatively narrow difference between yields on short- and long-maturity bonds. Because mortgage rates are largely pegged to yields on 10-year Treasurys, consumers still could take advantage of favorable home lending terms, fueling continued strength in the housing market.

Continuing a trend from 2004, Treasury securities underperformed major "spread" sectors--including corporate, mortgage-backed, asset-backed, and agency securities. Market interest rates remained low enough, particularly among longer maturities, to drive investors to seek higher-yielding alternatives. Unlike 2004, however, in the first six months of this year higher-quality issues outperformed their lower-rated counterparts. The generally positive state of the U.S. economy has helped to keep default rates on corporate bonds at low levels, and has also helped to reinforce the credit standing of municipal debt issuers.

Looking forward, it appears that the U.S. economy is positioned to lend good support to the financial markets. We are at last seeing signs of the job growth that is essential to long-term economic health. While economic and earnings growth are moderating, they are only retreating to levels that are very much in keeping with historical averages, which suggests a level of sustainability at this pace.

There can be no question that areas of uncertainty remain in the world, both economically and politically. But that is far from an unprecedented situation. And the U.S. economy has a long history of contending with challenges and finding a way to prosper. While it is not possible to predict the exact path of future events here at home or around the globe, what you can count on is that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady.

Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      14

Portfolio Summaries...................      16

BNY Hamilton Enhanced Income Fund
  Schedule of Investments.............      20
  Statement of Assets and Liabilities.      25
  Statement of Operations.............      25
  Statements of Changes in Net Assets.      26
  Financial Highlights................      27

BNY Hamilton Money Fund
  Schedule of Investments.............      30
  Statement of Assets and Liabilities.      37
  Statement of Operations.............      37
  Statements of Changes in Net Assets.      38
  Financial Highlights................      39

BNY Hamilton New York Tax-Exempt Money Fund
  Schedule of Investments............. Page 42
  Statement of Assets and Liabilities.      51
  Statement of Operations.............      51
  Statements of Changes in Net Assets.      52
  Financial Highlights................      53

BNY Hamilton Treasury Money Fund
  Schedule of Investments.............      56
  Statement of Assets and Liabilities.      58
  Statement of Operations.............      58
  Statements of Changes in Net Assets.      59
  Financial Highlights................      60

Notes to Financial Statements.........      63

Information about Advisory
 Agreements...........................      71

Directors and Officers................      76

BNY HAMILTON ENHANCED INCOME FUND


 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and when redeemed, may be worth more or less than the original investment.

An Interview with Thomas Bosh, CFA, Vice President and Portfolio Manager

Q: What factors influenced the short-term bond market during the first half of
   2005?
A: The economy continued to experience growth in manufacturing output, with rising but tame inflation expectations. Energy prices rose steadily, with oil climbing near $60 per barrel. This environment led the Federal Reserve to continue its policy of removing monetary policy accommodation by raising the federal funds target rate. In the first half of the year, the Federal Reserve raised this benchmark four times, taking it from 2.25% to 3.25%.

   The Federal Reserve's actions did not, however, have an impact on interest rates across all maturities. In fact, over the course of the first half of the year longer-term rates actually fell, with the result that the yield curve flattened as the difference between short- and longer-term interest rates narrowed. The difference between overnight rates and the two-year Treasury yield was as wide as 0.90 percentage points near the end of the first quarter, but by the end of June this spread had narrowed to about 0.45 percentage points.

   Subdued inflation expectations and the perception the Federal Reserve was nearing the end of its tightening cycle were two factors that kept longer-term interest rates lower. Also, foreign markets generally had lower interest rates than those in the U.S., so cross-border trading put additional downward pressure on rates in our market.

Q. Given this context, how did the Fund perform?
A: For the six-month period ended June 30, 2005, the Fund posted a total return of 1.21% for Institutional Class Shares, 0.58% for Class A Shares, and 0.71% for Class C shares. For the same period, three-month LIBOR provided a total return of 1.30%.

   As of June 30, 2005, the Fund had a 30-day effective yield of 2.71% and a daily yield of 2.79% for Institutional Shares, a 30-day yield of 2.46% and a daily yield of 2.54% for Class A Shares, and a 30-day yield of 1.70% and a daily yield of 1.78% for Class C Shares. As of this same date, three-month LIBOR had a 30-day effective yield of 3.48%, and a daily yield of 3.52%.

   As of June 30, 2005 the Fund had total assets of $157 million, a decrease of 53% since the beginning of the year.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3 month Libor (London Interbank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q. What factors accounted for the Fund's performance during the period?
A: The Fund seeks to achieve returns superior to those available on money market funds by investing in issues with maturities that fall just beyond the money market area. We invest in a variety of securities from multiple sectors in pursuit of this goal, and seek to keep the Fund's duration between nine months and one year. Our emphasis on high-quality issues that offer minimal potential volatility has enabled us to achieve both an AAAf credit rating and a S1+ volatility rating from Standard & Poor's. Each rating is the highest in its respective category.

   We sought to keep the Fund's duration, or sensitivity to rising interest rates, toward the lower end of its usual range. To accomplish this, we favored the use of Floating Rate securities, which are less sensitive to interest rates as their coupon periodically resets in accordance with changes in prevailing rates. As short-term interest rates have increased, so have the coupons on these securities. An ancillary benefit of Floating Rate securities is their price stability. These securities contributed to the Fund's NAV remaining constant over the six months, which had positive impact on performance. We continued to add high-quality Asset-Backed securities to the portfolio, as these offer a meaningful yield advantage over Treasurys.

   Ratings are subject to change.

Q: Which of the Fund's holdings were the strongest performers?
A: During the past six months, our allocation to Floating Rate securities helped to hold the value of the portfolio steady, while our Asset Backed securities boosted the income component of the Fund's return. These two segments strongly contributed to the Fund's total return.

Q: How did the portfolio's composition change over the period?
A: The main change we made to the portfolio was to further shorten the Fund's duration. As of June 30, this figure stood at 0.52 years, down from 0.58 at the beginning of the year. This is somewhat shorter than the lower end of our usual targeted range.

   On the whole, however, there was little change to the Fund's composition. We continue to emphasize the use of higher-coupon securities to increase income. As of June 30, 2005 we held approximately 4% in Treasury securities, 19% in Government Agency bonds, 72% in Asset Backed securities, 4% in Corporate bonds, and 1% in Money Market securities.

   Portfolio composition is subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: We anticipate a federal funds target rate approaching the 4.0% level by the end of the year, based on solid economic growth, improving employment, and rising prospects for inflation. We intend to continue to position the Fund with an emphasis on keeping duration at the short end of our target zone. We will, however, seek to selectively extend into slightly longer maturities as we identify appropriate opportunities in the market.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON ENHANCED INCOME FUND
(INSTITUTIONAL SHARES)             0.22%   0.65%    1.21%    1.66%     1.67%       N/A       1.72%
-----------------------------------------------------------------------------------------------------
3-MONTH LIBOR                      0.24%   0.73%    1.30%    2.11%     1.63%      2.87%      1.65%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has contractually agreed to limit the expenses of the Fund to 0.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.25% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Inception date for this Fund is 5/1/02.

BNY HAMILTON MONEY FUND


 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What factors influenced the money markets during the first half of 2005?
A: During the first half of 2005, the Federal Reserve continued its campaign of raising short-term interest rates in an effort to quell any inflationary pressures resulting from the current economic expansion. Four separate rate hikes combined to bring the federal funds target rate to 3.25%, up one full percentage point over the six months. While employment growth remained elusive at times, by the end of June new statistics suggested that the economic recovery was beginning to produce a significant number of additional jobs. High energy prices were a concern, but at this point they don't appear to have had serious negative impact on economic growth, and have not spurred higher inflation.

   The yield on six-month commercial paper moved from 2.71% in January 2005 to 3.54% in June 2005. This increase reflected the continued economic expansion, as well as the upward pressure on short-term interest rates coming from the Federal Reserve.

Q: Given this context, how did the Fund perform?
A: Hamilton Shares of the Fund posted a total return of 1.25%, Premier Shares returned 1.12%, and Classic Shares returned 1.00% for the six months ended June 30, 2005. The seven-day current and the 30-day effective yields for the period ended June 30, 2005 were 2.99% and 2.92%, respectively, for the Hamilton Shares, 2.74% and 2.67% for the Premier Shares, and 2.49% and 2.42% for the Classic Shares.

   As of June 30, 2005, the Fund had total assets of more than $6.48 billion, slightly lower than at the beginning of the year.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: What factors accounted for the Fund's performance during the period?
A: The Fund's performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we seek to identify and focus on the fixed-income asset class that we believe offers the most appealing risk/return characteristics. Selecting securities with maturities at strategic points across the money market spectrum is also an essential part of our investment process.

   Over the six months, we found increasing value in the Commercial Paper sector, as the yield advantage (or spread) these securities offer over comparable-maturity U.S. government agency securities has widened.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These indicate that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

Q: How was the Fund weighted?
A: The Fund remained broadly diversified, with exposure to various fixed- and variable-rate securities. These included commercial paper (which accounted for 43% of assets), U.S. government and agency securities (6%), repurchase agreements (9%), bank debt (36%), and corporate debt (6%). The Fund's weighted average maturity (WAM) was 36 days as of June 30, 2005.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the remainder of 2005?
A: We believe the Federal Reserve is coming closer to the end of its cycle of raising short-term interest rates. At this point, we are investing in securities with maturities closely correlated to the Federal Open Market Committee meeting dates. When appropriate opportunities arise, we will invest in securities with maturities that extend somewhat further out on the yield curve.

BNY HAMILTON N.Y. TAX-EXEMPT MONEY FUND

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A tax-exempt fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for short-term New York municipals during the first half of 2005?
A: The investment environment for money market investors improved gradually during the first half of the year. Over this period, the Federal Reserve elected to steadily increase the federal funds target rate, with four separate increases of 0.25 percentage points each. This increased the target rate to 3.25% by June 30. Moreover, the Federal Reserve continued to reaffirm its intent to raise rates at a measured pace.

   Energy prices climbed during the period, but they nonetheless did not appear to pose a threat to the economy sufficient to result in a change in monetary policy. At its May meeting, Federal Reserve policy makers noted that consumer and business spending had slowed somewhat. This same sentiment was not, however, expressed at the June meeting; at that point the policy makers indicated that economic conditions remained firm. Inflation may be showing some signs of increasing, but thus far still appears to be well contained. In June, core inflation as measured by the consumer price index registered at 2.2%, compared with 1.1% a year earlier.

   The relative flatness of the overall yield curve--that is, a relatively narrow difference between yields for shorter- and longer-maturity issues--has attracted investors to shorter-maturity and variable-rate securities. Investors were understandably wary of locking in meager yields on longer-maturity securities as short-term interest rates continued to rise.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2005, Hamilton Shares of the Fund posted a total return of 0.96%, Premier Shares returned 0.83%, and Classic Shares returned 0.71%. The Fund's seven-day current and 30-day effective yields as of June 30, 2005, were 2.15% and 2.08%, respectively, for the Hamilton Shares, 1.90% and 1.83% for the Premier Shares, and 1.65% and 1.58% for the Classic Shares.

   As of June 30, 2005, the Fund's assets totaled $246 million.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: What factors accounted for the Fund's performance for the period?
A: Two strategies contributed to our performance. In the first quarter, when it became evident that the Federal Reserve would continue on its course of raising short-term interest rates, we took advantage of what was then a steep municipal money market yield curve (that is, yields at the longer end of the money market range were notably higher than those for shorter maturities) by selectively adding longer-dated securities. As the second quarter approached, we allowed the portfolio's average maturity to gradually drift downward, which was advantageous as rates rose.

   The Fund's strong performance can also be attributed to its relatively short average maturity, as well as its overweighting in variable-rate securities, which have proven to one of the chief beneficiaries of the rising interest-rate environment.

Q: What changes did you make to the Fund's portfolio?
A: As noted earlier, we gave a heavier weighting to longer-dated paper early in the year. In the second quarter, we reduced the Fund's average maturity from a high of 27 days to as low as 17, well below the 24-day average reported by iMoneyNet, the money market fund research company. This allowed the Fund to benefit from rising rates. As the end of June approached, we allowed the Fund's maturity to revert to the 24-day mean.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook going forward?
A: In the coming months, we anticipate that short-term interest rates are likely to continue to rise. The Federal Reserve has reiterated its "measured pace" language, and appears determined to head off inflation. We expect that the Federal Reserve will move into a neutral stance when the federal funds target rate approaches the 4.0% range.

   In this environment, we intend to continue to maintain a relatively low average maturity for the portfolio over the near term. As rates rise, though, we will reassess the relative value of securities at the longer end of the money market spectrum, especially if the yield curve returns to a steeper profile more in keeping with historical norms.

BNY HAMILTON TREASURY MONEY FUND

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What factors influenced Treasury securities during the first half of 2005?
A: During the first half of 2005, the Federal Reserve continued its campaign of raising short-term interest rates in an effort to quell any inflationary pressures resulting from the current economic expansion. Four separate rate hikes combined to bring the federal funds target rate to 3.25%, up one full percentage point over the six months. While employment growth remained elusive at times, by the end of June new statistics suggested that the economic recovery was beginning to produce a significant number of additional jobs. High energy prices were a concern, but at this point they don't appear to have had serious negative impact on economic growth, and have not spurred higher inflation.

   The yield on the six-month Treasury bill moved from a low of 2.58% in January 2005 to a high of 3.31% in June 2005 as economic expansion continued. While rates at the short end of the yield curve rose, those for longer-maturity Treasurys actually fell over the six months.

   As of the end of the period, the market reflected an expectation that the Federal Reserve will continue to raise rates into the second half of the year. There is some possibility that there will be a pause in this activity. For such a break to take place, the central bank will need to gain greater confidence that it has done enough to keep the economy from overheating during the second half of the year and beyond.

Q: Given this context, how did the Fund perform?
A: Hamilton Shares of the BNY Hamilton Treasury Money Fund posted a total return of 1.16%, the Premier Shares returned 1.04%, and the Classic Shares returned 0.91% for the six months ended June 30, 2005. The seven-day current and 30-day effective yields for the period ended June 30, 2005 were 2.76% and 2.73%, respectively, for the Hamilton Shares, 2.51% and 2.48% for the Premier Shares, and 2.26% and 2.23% for the Classic Shares.

   As of June 30, 2005, the Fund had total assets of $2.3 billion, reflecting an increase from the beginning of the year.

   Total return figures include reinvestments of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: What factors accounted for the Fund's performance during the period?
A: The Fund's performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we seek to identify and focus on the area of the Treasury market that appears to provide the strongest risk/return characteristics. Selecting securities with maturities at strategic points across the short-term Treasury market spectrum is an essential part of our investment process.

   We seek to achieve a competitive yield while maintaining relative safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

Q: How was the Fund weighted?
A: The Fund remained broadly diversified within the Treasury market. Its positions included short-dated Treasury notes and bonds (which accounted for 17% of assets), Treasury bills (42%), and repurchase agreements backed by Treasury securities (41%). The Fund's weighted average maturity (WAM) was 42 days as of June 30, 2005.

   Portfolio composition and ratings are subject to change.

Q: How did the portfolio's composition change over the period?
A: We increased the portfolio's weighting in short-dated Treasury notes and bonds in response to rising short-term interest rates and in accordance with our relative value investment approach. We slightly shortened the Fund's weighted average maturity, which was 45 days at the beginning of the year.

Q: What is your strategic outlook going forward?
A: We believe the Federal Reserve is coming closer to the end of its cycle of raising short-term interest rates. At this point, we are investing in securities with maturities closely correlated to the Federal Open Market Committee meeting dates. When appropriate opportunities arise, we will invest in securities with maturities that extend somewhat further out on the yield curve.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2005.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT   ACCOUNT   EXPENSE RATIO     EXPENSES PAID
                                           VALUE     VALUE     BASED ON THE      DURING THE
                                          1/01/05   6/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON ENHANCED INCOME FUND--
CLASS A SHARES
Actual                                   $1,000.00 $1,005.80      0.50%             $2.49
Hypothetical (5% return before expenses) $1,000.00 $1,022.32      0.50%             $2.51
-----------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND--
CLASS C SHARES
Actual                                   $1,000.00 $1,007.10      1.25%             $6.23
Hypothetical (5% return before expenses) $1,000.00 $1,018.59      1.25%             $6.26
-----------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND--
INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,012.10      0.25%             $1.25
Hypothetical (5% return before expenses) $1,000.00 $1,023.55      0.25%             $1.25
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              BEGINNING  ENDING      ANNUALIZED
                                               ACCOUNT   ACCOUNT   EXPENSE RATIO     EXPENSES PAID
                                                VALUE     VALUE     BASED ON THE      DURING THE
                                               1/01/05   6/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON MONEY FUND--
HAMILTON SHARES
Actual                                        $1,000.00 $1,012.50      0.20%             $1.02
Hypothetical (5% return before expenses)      $1,000.00 $1,023.78      0.20%             $1.03
----------------------------------------------------------------------------------------------------
BNY HAMILTON MONEY FUND--
PREMIER SHARES
Actual                                        $1,000.00 $1,011.20      0.45%             $2.27
Hypothetical (5% return before expenses)      $1,000.00 $1,022.54      0.45%             $2.28
----------------------------------------------------------------------------------------------------
BNY HAMILTON MONEY FUND--
CLASSIC SHARES
Actual                                        $1,000.00 $1,010.00      0.70%             $3.51
Hypothetical (5% return before expenses)      $1,000.00 $1,021.30      0.70%             $3.53
----------------------------------------------------------------------------------------------------
BNY HAMILTON NEW YORK TAX-EXEMPT MONEY FUND--
HAMILTON SHARES
Actual                                        $1,000.00 $1,009.60      0.25%             $1.25
Hypothetical (5% return before expenses)      $1,000.00 $1,023.55      0.25%             $1.26
----------------------------------------------------------------------------------------------------
BNY HAMILTON NEW YORK TAX-EXEMPT MONEY FUND--
PREMIER SHARES
Actual                                        $1,000.00 $1,008.30      0.50%             $2.50
Hypothetical (5% return before expenses)      $1,000.00 $1,022.31      0.50%             $2.51
----------------------------------------------------------------------------------------------------
BNY HAMILTON NEW YORK TAX-EXEMPT MONEY FUND--
CLASSIC SHARES
Actual                                        $1,000.00 $1,007.10      0.75%             $3.74
Hypothetical (5% return before expenses)      $1,000.00 $1,021.07      0.75%             $3.76
----------------------------------------------------------------------------------------------------
BNY HAMILTON TREASURY MONEY FUND--
HAMILTON SHARES
Actual                                        $1,000.00 $1,011.60      0.21%             $1.07
Hypothetical (5% return before expenses)      $1,000.00 $1,023.73      0.21%             $1.08
----------------------------------------------------------------------------------------------------
BNY HAMILTON TREASURY MONEY FUND--
PREMIER SHARES
Actual                                        $1,000.00 $1,010.40      0.46%             $2.32
Hypothetical (5% return before expenses)      $1,000.00 $1,022.49      0.46%             $2.33
----------------------------------------------------------------------------------------------------
BNY HAMILTON TREASURY MONEY FUND--
CLASSIC SHARES
Actual                                        $1,000.00 $1,009.10      0.71%             $3.56
Hypothetical (5% return before expenses)      $1,000.00 $1,021.25      0.71%             $3.58
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton Enhanced Income Fund

         Portfolio Summary (Unaudited)

         As of June 30, 2005

                                                       % of
                                                    Net Assets
                                                    ----------
                  Mortgage-Backed Securities.......    85.9%
                  United States Treasury Notes.....     5.0
                  United States Government Agencies     4.5
                  Corporate Bonds..................     4.4
                  Money Market Fund................     0.2
                  Other assets less liabilities....     0.0
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Money Fund

         As of June 30, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Commercial Paper.....................    43.9%
                Certificates of Deposits.............    27.1
                Repurchase Agreements................     8.9
                Time Deposits........................     8.6
                Corporate Bonds......................     5.9
                United States Government Agencies....     4.9
                United States Treasury Notes.........     0.8
                Liabilities in excess of other assets    (0.1)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton New York Tax-Exempt Money Fund

         As of June 30, 2005

                                                        % of
                                                     Net Assets
                                                     ----------
                 Variable Rate Municipal Obligations    96.7%
                 Money Market Fund..................     2.4
                 Tax-Exempt Commercial Paper........     0.8
                 Other assets less liabilities......     0.1
                                                       -----
                 Total..............................   100.0%
                                                       -----

Portfolio composition is subject to change.

         BNY Hamilton Treasury Money Fund

         As of June 30, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                United States Treasury Bills.........    42.5
                Repurchase Agreements................    41.1
                United States Treasury Notes.........    16.6
                Liabilities in excess of other assets    (0.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Principal
 Amount                                    Value
----------                               ----------
           Asset-backed
           Securities--65.7%
           Auto Floor Plan Asset-Backed
           Securities--1.9%
$3,000,000 Ford Credit Floorplan Master
           Owner Trust,
           Series 2004-1, Class A
           3.26%, 7/15/09 FRN........... $3,004,117
                                         ----------
           Automobile Asset-Backed Securities--28.2%
   410,900 AmeriCredit Automobile
           Receivables Trust,
           Series 2002-D, Class A3
           2.72%, 4/12/07...............    410,985
 1,400,577 Capital Auto Receivables,
           Asset Trust,
           Series 2003-2, Class A3B
           3.26%, 2/15/07 FRN...........  1,401,644
 1,092,231 Capital One Auto Finance
           Trust,
           Series 2002-C, Class A3A
           2.65%, 4/16/07...............  1,091,445
 2,403,750 Capital One Prime Auto
           Receivables Trust,
           Series 2003-2, Class A3
           3.30%, 9/17/07 FRN...........  2,405,977
   872,252 Ford Credit Auto Owner
           Trust,
           Series 2003-A, Class A3B
           3.28%, 7/17/06 FRN...........    872,821
 2,531,223 Ford Credit Auto Owner
           Trust,
           Series 2004-A, Class A2
           2.13%, 10/15/06..............  2,524,223

Principal
 Amount                                 Value
----------                            ----------
           Asset-backed
           Securities (continued)
$  709,198 GS Auto Loan Trust,
           Series 2004-1, Class A2
           1.50%, 9/15/06............ $  708,661
 1,361,291 Harley-Davidson Motorcycle
           Trust,
           Series 2003-4, Class A1
           1.47%, 4/15/08............  1,353,352
 2,577,271 Harley-Davidson Motorcycle
           Trust,
           Series 2004-2, Class A1
           2.18%, 1/15/09............  2,556,721
 2,708,955 Honda Auto Receivables
           Owner Trust,
           Series 2004-2, Class A2
           2.52%, 2/15/07............  2,701,868
 4,891,443 Honda Auto Receivables
           Owner Trust,
           Series 2004-3, Class A2
           2.48%, 5/18/07............  4,869,797
   341,215 M&I Auto Loan Trust,
           Series 2002-1, Class A3
           2.49%, 10/22/07...........    341,115
 3,610,677 Nissan Auto Lease Trust,
           Series 2003-A, Class A3A
           3.36%, 6/15/09 FRN........  3,616,453
 4,546,245 Nissan Auto Lease Trust,
           Series 2004-A, Class A2
           2.55%, 1/15/07............  4,532,753
 1,824,956 Toyota Auto Receivables
           Owner Trust,
           Series 2003-B, Class A3
           3.25%, 8/15/07 FRN........  1,826,473

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                     Value
----------                               -----------
           Asset-backed
           Securities (continued)
$2,627,763 USAA Auto Owner Trust,
           Series 2004-2, Class A2
           2.41%, 2/15/07............... $ 2,621,293
 5,000,000 USAA Auto Owner Trust,
           Series 2004-3, Class A2
           2.79%, 6/15/07...............   4,985,253
   536,112 WFS Financial Owner Trust,
           Series 2003-1, Class A3
           2.03%, 8/20/07...............     535,249
 5,000,000 WFS Financial Owner Trust,
           Series 2004-1, Class A3
           2.19%, 6/20/08...............   4,958,338
                                         -----------
                                          44,314,421
                                         -----------
           Credit Card Asset-Backed Securities--8.6%
 5,000,000 Capital One Multi-Asset
           Execution Trust,
           Series 2004-A6, Class A6
           3.45%, 4/15/10 FRN...........   5,006,897
 1,500,000 Citibank Credit Card Issuance
           Trust,
           Series 2003-A2, Class A2
           2.70%, 1/15/08...............   1,492,361
 4,000,000 Citibank Credit Card Issuance
           Trust,
           Series 2004-A1, Class A1
           2.55%, 1/20/09...............   3,918,416
 3,130,000 Wachovia Credit Card Master
           Trust,
           Series 2000-1, Class A
           3.37%, 12/17/07 FRN..........   3,132,031
                                         -----------
                                          13,549,705
                                         -----------

Principal
 Amount                                    Value
----------                               ----------
           Asset-backed
           Securities (continued)
           Home Equity Asset-Backed Securities--5.8%
$4,300,000 Argent Securities, Inc,
           Series 2004-W5, Class AF4
           4.01%, 4/25/34............... $4,255,043
 1,952,343 Centex Home Equity,
           Series 2004-C, Class AF1
           2.82%, 1/25/19...............  1,943,413
   486,864 GSAMP Trust,
           Series 2004-FM1, Class A2A
           3.54%, 11/25/33 FRN..........    487,159
 2,436,636 Residential Asset Securities
           Corp.,
           Series 2003-KS10, Class AI2
           2.71%, 5/25/26...............  2,430,069
                                         ----------
                                          9,115,684
                                         ----------
           Other Asset-Backed Securities--14.5%
 3,389,174 CIT Equipment Collateral,
           Series 2003-EF1, Class A3
           3.42%, 1/20/08 FRN...........  3,393,292
 2,636,417 CIT Equipment Collateral,
           Series 2005-VT1, Class A1
           3.07%, 3/20/06...............  2,633,368
 5,000,000 CNH Equipment Trust
           Series 2004-A, Class A2
           2.42%, 3/15/07...............  4,977,853
 2,500,000 John Deere Owner Trust
           Series 2004-A, Class A3
           2.32%, 12/17/07..............  2,463,360
 2,000,000 John Deere Owner Trust
           Series 2005-A, Class A2
           3.79%, 12/17/07..............  1,998,857

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                     Value
----------                               ------------
           Asset-backed
           Securities (continued)
$1,535,770 Residential Asset Mortgage
           Products, Inc.,
           Series 2003-RS7, Class AI3
           3.68%, 9/25/27............... $  1,532,272
 4,226,652 Residential Asset Mortgage
           Products, Inc.,
           Series 2003-RS7, Class AIIB
           3.65%, 8/25/33 FRN...........    4,240,707
   227,130 Residential Asset Mortgage
           Products, Inc.,
           Series 2004-RS2, Class AI1
           3.44%, 1/25/24 FRN...........      227,274
 1,251,348 Residential Asset Securities
           Corp.,
           Series 2003-KS11, Class AIIB
           3.61%, 1/25/34 FRN...........    1,255,350
                                         ------------
                                           22,722,333
                                         ------------
           Student Loan Asset-Backed Securities--6.7%
 5,000,000 College Loan Corp. Trust,
           Series 2003-2, Class A2
           3.30%, 1/25/12 FRN...........    5,013,825
 5,000,000 College Loan Corp. Trust,
           Series 2004-1, Class A1
           3.21%, 4/25/11 FRN...........    5,004,979
   462,834 SLM Student Loan Trust,
           Series 2004-5, Class A1
           3.16%, 1/25/10 FRN...........      463,115
                                         ------------
                                           10,481,919
                                         ------------
           Total Asset-Backed
           Securities
           (Cost $103,409,965)..........  103,188,179
                                         ------------

Principal
 Amount                                 Value
----------                           -----------
           Collateralized Mortgage
           Obligations--20.2%
           Federal Home Loan Mortgage Corp.--8.2%
$1,560,164 FHLMC,
           Series 2617, Class UA
           3.00%, 6/15/09........... $ 1,555,463
 1,786,970 FHLMC
           Series 2643, Class LA
           4.50%, 1/15/11...........   1,792,449
 3,557,977 FHLMC Stated Final,
           Series SF2, Class GB
           2.02%, 12/15/08..........   3,514,769
 4,473,413 FHLMC Stated Final,
           Series SF4, Class B
           2.37%, 12/15/09..........   4,384,783
   336,141 FHLMC Structured Pass
           Through Securities,
           Series H005, Class A2
           2.55%, 8/15/07 VRN.......     334,341
   872,711 FHLMC Structured Pass
           Through Securities,
           Series H009, Class A2
           1.876%, 3/15/08..........     862,154
   352,341 FHLMC Structured Pass
           Through Securities,
           Series H010, Class A1
           1.582%, 9/15/08..........     349,878
                                     -----------
                                      12,793,837
                                     -----------
           Federal National Mortgage
           Association--7.4%
 3,611,739 FNMA,
           Series 2003-41, Class YN
           4.00%, 5/25/17...........   3,606,175

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                 Value
----------                           -----------
           Collateralized Mortgage
           Obligations (continued)
$  414,226 FNMA,
           Series 2003-43, Class LA
           3.00%, 3/25/24........... $   412,633
 1,148,867 FNMA,
           Series 2004-1, Class GK
           3.00%, 12/25/12..........   1,140,193
 4,000,000 FNMA,
           Series 2005-57, Class CK
           5.00%, 7/25/35...........   4,016,019
 2,500,000 FNMA Final Maturity
           Amortizing Notes,
           Series 2005-2, Class 1
           4.00%, 2/25/10...........   2,482,813
                                     -----------
                                      11,657,833
                                     -----------
           Whole Loan Collateral CMO--4.6%
   956,119 Granite Mortgages PLC,
           Series 2003-1, Class 1A2
           3.34%, 1/20/20 FRN.......     956,886
 3,669,969 Washington Mutual, Inc.,
           Series 2004-AR7, Class A1
           2.338%, 7/25/34 VRN......   3,658,826
 2,660,984 Wells Fargo Mortgage-
           Backed Securities Trust
           Series 2004-N, Class A1
           2.551%, 8/25/34..........   2,641,545
                                     -----------
                                       7,257,257
                                     -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $31,883,612).......  31,708,927
                                     -----------

Principal
 Amount                                 Value
----------                           -----------
           Corporate Bonds--4.4%
           Diversified Financial Services--3.2%
$5,000,000 John Deere Capital Corp.
           3.37%, 8/24/06........... $ 5,003,935
           Oil & Gas--1.2%
 2,000,000 ChevronTexaco Capital Co.
           3.50%, 9/17/07...........   1,981,656
                                     -----------
           Total Corporate Bonds
           (Cost $6,969,970)........   6,985,591
                                     -----------
           United States Government
           Agencies & Obligations--9.5%
           Federal Home Loan Bank--1.3%
 2,060,000 2.04%, 8/26/05...........   2,055,579
                                     -----------
           Federal National Mortgage
           Association--3.1%
 5,000,000 2.50%, 6/15/06...........   4,942,054
                                     -----------
           United States Treasury Notes--5.1%
 8,000,000 1.875%, 1/31/06..........   7,931,880
                                     -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $14,936,436).......  14,929,513
                                     -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2005 (Unaudited)

 Number
of Shares                                    Value
---------                                 ------------
          Money Market Fund--0.2%
 248,355  BNY Hamilton Money Fund
          (Hamilton Shares), 3.01%(a)
          (Cost $248,355)................ $    248,355
                                          ------------
          Total Investments
          (Cost $157,448,338)(b)--
          100.0%.........................  157,060,565
          Other assets less liabilities--
          0.0%...........................       72,002
                                          ------------
          Net Assets--100.0%............. $157,132,567
                                          ------------

FRN Floating Rate Note. Coupon shown is in effect at June 30, 2005. Maturity date represents ultimate maturity.
VRN Variable Rate Note. Coupon shown is in effect at June 30, 2005. Maturity date represents ultimate maturity.
(a)Represents annualized 7 day yield at June 30, 2005.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized depreciation was $387,773 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $104,446 and aggregate gross unrealized depreciation of $492,219

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

      Assets:
       Non-affiliated investments at market value,
        (Cost $157,199,983)................................ $156,812,210
       Affiliated investments at market value,
        (Cost $248,355)....................................      248,355
       Receivables:
         Investments sold..................................    5,538,480
         Capital stock sold................................      856,717
         Interest..........................................      448,142
       Other assets........................................       16,944
                                                            ------------
         Total Assets......................................  163,920,848
                                                            ------------
      Liabilities:
       Payables:
         Investments purchased.............................    4,007,361
         Capital stock repurchased.........................    2,536,309
         Dividends.........................................      119,883
         Services provided by The Bank of New
          York.............................................       18,811
       Accrued expenses and other liabilities..............      105,917
                                                            ------------
         Total Liabilities.................................    6,788,281
                                                            ------------
      Net Assets:.......................................... $157,132,567
                                                            ------------
      Sources Of Net Assets:
       Capital stock @ par................................. $     79,198
       Paid in capital.....................................  161,333,276
       Accumulated distributions in excess of net
        investment income..................................     (172,076)
       Accumulated net realized loss on investments........   (3,720,058)
       Net unrealized depreciation on investments..........     (387,773)
                                                            ------------
         Net Assets........................................ $157,132,567
                                                            ------------
      Class A Shares:
       Net assets.......................................... $  3,706,823
                                                            ------------
       Shares outstanding..................................    1,869,051
                                                            ------------
       Net asset value, offering price and repurchase price
        per share.......................................... $       1.98
       Maximum sales charge--1.50% of public offering
        price..............................................         0.03
                                                            ------------
      Maximum offering price............................... $       2.01
                                                            ------------
      Class C Shares:
       Net assets.......................................... $     53,808
                                                            ------------
       Shares outstanding..................................       27,059
                                                            ------------
       Net asset value, offering price and repurchase price
        per share.......................................... $       1.99
                                                            ------------
      Institutional Shares:
       Net assets.......................................... $153,371,936
                                                            ------------
       Shares outstanding..................................   77,301,498
                                                            ------------
       Net asset value, offering price and repurchase price
        per share.......................................... $       1.98
                                                            ------------
      Class A Shares authorized @ $.001 par value..........  400,000,000
      Class C Shares authorized @ $.001 par value..........  400,000,000
      Institutional Shares authorized @ $.001 par value....  400,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


            Investment Income:
              Interest.................................. $3,149,535
              Interest from affiliated fund.............     52,813
                                                         ----------
               Total Income.............................  3,202,348
                                                         ----------
            Expenses:
              Advisory..................................    122,871
              Administration............................    110,584
              Transfer agent............................     30,379
              Legal.....................................     21,578
              Registration and filings..................     21,529
              Custodian.................................     13,859
              Directors.................................      8,863
              Audit.....................................      7,765
              12b-1 fee--Class A Shares.................      5,767
                     Class C Shares.....................        377
              Insurance.................................      3,768
              Cash management...........................      2,507
              Reports to shareholders...................      1,926
              Other.....................................     12,522
                                                         ----------
               Total Expenses...........................    364,295
              Fees waived by The Bank of New York
               (Note 3).................................    (50,333)
              Earnings credit adjustment (Note 3).......       (641)
                                                         ----------
               Net Expenses.............................    313,321
                                                         ----------
               Net Investment Income....................  2,889,027
                                                         ----------
            Realized and Unrealized Gain
             (loss) on Investments:
              Net realized loss on investments..........   (896,602)
              Increase in unrealized appreciation/
               depreciation on investments..............    611,090
                                                         ----------
              Net realized and unrealized loss on
               investments..............................   (285,512)
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $2,603,515
                                                         ----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statements of Changes in Net Assets


                                                                              Six Months Ended   Year Ended
                                                                               June 30, 2005    December 31,
                                                                                (Unaudited)         2004
                                                                              ---------------- -------------
Operations:
  Net investment income......................................................  $   2,889,027   $   6,432,922
  Net realized loss on investments...........................................       (896,602)       (931,599)
  Increase (decrease) in unrealized appreciation/depreciation on investments.        611,090      (1,619,722)
                                                                               -------------   -------------
   Net increase in net assets resulting from operations......................      2,603,515       3,881,601
                                                                               -------------   -------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares.......................        (48,486)        (68,366)
                          Class C Shares.....................................           (525)           (377)
                          Institutional Shares...............................     (2,865,517)     (7,365,995)
                                                                               -------------   -------------
                                                                                  (2,914,528)     (7,434,738)
                                                                               -------------   -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................        452,451       9,626,670
                      Class C Shares.........................................         93,949         113,141
                      Institutional Shares...................................     46,722,025     383,365,980
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares.................................................         49,819          64,970
          Class C Shares.....................................................            509             355
          Institutional Shares...............................................      1,421,289       3,595,298
  Value of capital stock repurchased: Class A Shares.........................     (4,756,280)     (5,026,241)
                       Class C Shares........................................       (127,899)        (26,044)
                       Institutional Shares..................................   (219,135,366)   (485,245,213)
                                                                               -------------   -------------
  Net decrease in net assets resulting from capital stock transactions.......   (175,279,503)    (93,531,084)
                                                                               -------------   -------------
   Decrease in Net Assets....................................................   (175,590,516)    (97,084,221)
Net Assets:
  Beginning of year..........................................................    332,723,083     429,807,304
                                                                               -------------   -------------
  End of period..............................................................  $ 157,132,567   $ 332,723,083
                                                                               -------------   -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................        227,566       4,828,116
         Class C Shares......................................................         47,449          56,881
         Institutional Shares................................................     23,596,982     192,277,246
  Shares issued on reinvestment of dividends: Class A Shares.................         25,126          32,614
                            Class C Shares...................................            256             150
                            Institutional Shares.............................        717,823       1,806,443
  Shares repurchased: Class A Shares.........................................     (2,391,503)     (2,519,554)
              Class C Shares.................................................        (64,595)        (13,082)
              Institutional Shares...........................................   (110,674,427)   (243,713,497)
                                                                               -------------   -------------
   Net decrease..............................................................    (88,515,323)    (47,244,683)
  Shares outstanding, beginning of year......................................    167,712,931     214,957,614
                                                                               -------------   -------------
  Shares outstanding, end of period..........................................     79,197,608     167,712,931
                                                                               -------------   -------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights

                                                              Class A Shares
                                            -----------------------------------------------
                                                               Year Ended     For the Period
                                            Six Months Ended  December 31,     May 2, 2002*
                                             June 30, 2005   --------------       through
                                              (Unaudited)     2004    2003   December 31, 2002
                                            ---------------- ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $ 1.99      $ 2.00  $ 2.00       $ 2.00
                                                 ------      ------  ------       ------
Gain (loss) from investment operations
Net investment income......................        0.02        0.03    0.03         0.02
Net realized and unrealized gain (loss) on
  investments..............................       (0.01)      (0.01)     --         0.01
                                                 ------      ------  ------       ------
 Total from investment operations..........        0.01        0.02    0.03         0.03
                                                 ------      ------  ------       ------
Dividends
Dividends from net investment income.......       (0.02)      (0.03)  (0.03)       (0.03)
                                                 ------      ------  ------       ------
Net asset value at end of period...........      $ 1.98      $ 1.99  $ 2.00       $ 2.00
                                                 ------      ------  ------       ------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/...............................        0.58%       1.02%   1.60%        1.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $3,707      $7,966  $3,332       $5,505
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.50%**     0.50%   0.50%        0.50%**
 Expenses, prior to waiver from The Bank of
   New York................................        0.54%**     0.52%   0.54%        0.60%**
 Net investment income, net of waiver from
   The Bank of New York....................        2.08%**     1.30%   1.37%        1.72%**
Portfolio turnover rate....................          23%        105%     87%          40%

*  Commencement of offering of shares.
** Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                 Class C Shares
                                                       -------------------------------
                                                                         For the Period
                                                       Six Months Ended  June 18, 2004*
                                                        June 30, 2005        through
                                                         (Unaudited)    December 31, 2004
                                                       ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $ 1.99           $ 1.99
                                                            ------           ------
Gain from investment operations
Net investment income.................................        0.01             0.01
                                                            ------           ------
Dividends
Dividends from net investment income..................       (0.01)           (0.01)
                                                            ------           ------
Net asset value at end of period......................      $ 1.99           $ 1.99
                                                            ------           ------
TOTAL RETURN:
Total investment return based on net asset value/(a)/.        0.71%            0.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........      $   54           $   87
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        1.25%**          1.25%**
 Expenses, prior to waiver from The Bank of New York..        1.29%**          1.26%**
 Net investment income, net of waiver from The Bank of
   New York...........................................        1.37%**          0.66%**
Portfolio turnover rate...............................          23%             105%

*  Commencement of offering of shares.
** Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                            Institutional Shares
                                           ---------------------------------------------------
                                                                Year Ended       For the Period
                                           Six Months Ended    December 31,       May 1, 2002*
                                            June 30, 2005   ------------------       through
                                             (Unaudited)      2004      2003    December 31, 2002
                                           ---------------- --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....     $   1.98     $   2.00  $   2.00      $   2.00
                                               --------     --------  --------      --------
Gain (loss) from investment operations
Net investment income.....................         0.02         0.03      0.03          0.03
Net realized and unrealized gain (loss) on
  investments.............................           --        (0.02)     0.01            --
                                               --------     --------  --------      --------
 Total from investment operations.........         0.02         0.01      0.04          0.03
                                               --------     --------  --------      --------
Dividends
Dividends from net investment income......        (0.02)       (0.03)    (0.04)        (0.03)
                                               --------     --------  --------      --------
Net asset value at end of period..........     $   1.98     $   1.98  $   2.00      $   2.00
                                               --------     --------  --------      --------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/..............................         1.21%        0.76%     1.86%         1.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)................................     $153,372     $324,670  $426,475      $230,467
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................         0.25%**      0.25%     0.25%         0.25%**
 Expenses, prior to waiver from The
   Bank of New York.......................         0.29%**      0.27%     0.29%         0.38%**
 Net investment income, net of waiver
   from The Bank of New York..............         2.36%**      1.51%     1.56%         1.97%**
Portfolio turnover rate...................           23%         105%       87%           40%

* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                                  VALUE
-----------                            -----------
            Commercial Paper--43.9%
            Asset-Backed Securities--34.0%
$25,000,000 Atlantis One Funding Corp.
            2.715%, 7/06/05........... $24,990,573
 33,581,000 Atlantis One Funding Corp.
            3.03%, 7/11/05............  33,552,736
 40,000,000 Atlantis One Funding Corp.
            3.19%, 8/22/05............  39,815,689
 27,737,000 Austra Corp.
            3.29%, 7/21/05............  27,686,303
 60,000,000 Barton Capital Corp.
            3.06%, 7/07/05............  59,969,400
 50,000,000 Barton Capital Corp.
            3.28%, 7/14/05............  49,943,667
 50,000,000 Cafco LLC
            3.10%, 7/18/05............  49,926,806
 50,000,000 Cafco LLC
            3.29%, 8/29/05............  49,730,403
 50,000,000 CIESCO LLC
            3.16%, 7/26/05............  49,890,278
 30,000,000 Clipper Receivables Co.
            3.05%, 7/07/05............  29,984,750
 30,000,000 Compass Securitization
            3.145%, 7/08/05 FRN.......  29,999,966
 40,000,000 CRC Funding LLC
            3.14%, 7/25/05............  39,916,267
 50,000,000 CRC Funding LLC
            3.29%, 8/24/05............  49,753,250
 40,134,000 Fairway Finance Corp.
            3.26%, 7/22/05............  40,057,679
 40,000,000 Fairway Finance Corp.
            3.269%, 9/26/05 FRN.......  39,999,525
 40,000,000 Galaxy Funding Inc.
            3.05%, 7/11/05............  39,966,111

 PRINCIPAL
  AMOUNT                                 VALUE
-----------                           -----------
            Commercial Paper
            (continued)
$40,000,000 Galaxy Funding Inc.
            3.12%, 7/14/05........... $39,954,933
 40,000,000 Galaxy Funding Inc.
            3.32%, 9/13/05...........  39,727,022
 39,097,000 Giro Balanced Funding
            Corp.
            3.10%, 7/13/05...........  39,056,600
 50,000,000 Giro Funding US Corp.
            3.09%, 7/12/05...........  49,952,792
 30,000,000 Grenadier Funding Ltd.
            3.10%, 7/07/05...........  29,984,500
 50,000,000 Grenadier Funding Ltd....
            3.36%, 8/25/05...........  49,743,333
 50,000,000 Greyhawk Funding LLC
            3.15%, 8/10/05...........  49,825,000
 30,000,000 Greyhawk Funding LLC
            3.20%, 8/22/05...........  29,861,333
 50,000,000 Mane Funding Corp.
            3.10%, 7/18/05...........  49,926,806
 50,000,000 Mane Funding Corp.
            3.27%, 7/25/05...........  49,891,000
 50,000,000 Moat Funding LLC
            3.07%, 7/06/05...........  49,978,681
 31,694,000 Mont Blanc Capital Corp.
            3.12%, 7/11/05...........  31,666,532
 50,000,000 Mont Blanc Capital Corp.
            3.28%, 7/27/05...........  49,881,556
 27,345,000 North Sea Funding LLC/
            Europe B.V.
            3.19%, 8/15/05...........  27,235,962
 40,000,000 Perry Global Funding Ltd.
            3.05%, 7/11/05...........  39,966,111

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                                  VALUE
-----------                            -----------
            Commercial Paper
            (continued)
$30,000,000 Perry Global Funding Ltd.
            3.15%, 8/10/05............ $29,895,000
 40,000,000 Perry Global Funding Ltd.
            3.30%, 8/19/05............  39,820,333
 25,000,000 Premier Asset
            Collateralized Entity LLC
            3.29%, 8/15/05............  24,897,188
 18,000,000 Premier Asset
            Collateralized Entity LLC
            3.25%, 8/30/05............  17,902,500
 20,000,000 Premier Asset
            Collateralized Entity LLC
            3.30%, 9/01/05............  19,886,333
 18,800,000 Premier Asset
            Collateralized Entity LLC
            3.31%, 9/13/05............  18,672,087
 40,000,000 Scaldis Capital LLC
            3.20%, 8/25/05............  39,804,444
 70,000,000 Sheffield Receivables
            Corp.
            3.25%, 7/11/05............  69,939,527
 50,000,000 Stanfield Victoria Funding
            Ltd.
            3.28%, 8/08/05............  49,826,889
 33,000,000 Stanfield Victoria Funding
            Ltd.
            3.40%, 9/26/05............  32,728,850
 31,026,000 Starbird Funding Corp.
            3.12%, 7/07/05............  31,009,866
 25,000,000 Starbird Funding Corp.
            3.13%, 7/11/05............  24,978,264
 50,000,000 Starbird Funding Corp.
            3.23%, 7/19/05............  49,919,250

 PRINCIPAL
  AMOUNT                                  VALUE
-----------                           --------------
            Commercial Paper
            (continued)
$20,000,000 Surrey Funding Corp.
            3.13%, 8/02/05........... $   19,944,356
 50,000,000 Surrey Funding Corp.
            3.18%, 8/09/05...........     49,827,750
 30,000,000 Surrey Funding Corp.
            3.15%, 8/10/05...........     29,895,000
 72,510,000 Sydney Capital Corp.
            3.24%-3.31%, 8/15/05.....     72,214,364
 30,000,000 Tango Finance Corp.
            3.10%, 7/21/05...........     29,948,333
 40,000,000 Tasman Funding Inc.
            3.01%, 7/01/05...........     40,000,000
 50,000,000 Variable Funding Capital
            Corp.
            3.06%, 7/08/05...........     49,970,250
 67,371,000 Victory Receivables Corp.
            3.27%, 7/21/05...........     67,248,608
 25,000,000 Whistlejacket Capital LLC
            3.284%, 11/25/05 FRN.....     24,997,963
 40,000,000 Windmill Funding Corp.
            3.08%, 7/08/05...........     39,976,044
 51,845,000 Yorktown Capital LLC
            3.16%, 7/14/05...........     51,785,839
                                      --------------
                                       2,206,924,602
                                      --------------
            Banks--2.1%
 19,350,000 CBA (Delaware) Finance
            Inc.
            3.34%, 11/02/05..........     19,127,389
 70,000,000 CBA (Delaware) Finance
            Inc.
            3.10%, 7/11/05...........     69,939,722

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                                VALUE
-----------                          ------------
            Commercial Paper
            (continued)
$45,000,000 UBS Finance
            (Delaware) LLC
            3.045%, 7/06/05......... $ 44,980,969
                                     ------------
                                      134,048,080
                                     ------------
            Combination Utility Services--1.0%
 66,141,000 National Rural Utilities
            Financial Corp.
            3.25%, 7/22/05..........   66,015,608
                                     ------------
            Diversified Financial Services--2.4%
 60,000,000 General Electric Capital
            Services, Inc.
            3.21%, 8/24/05..........   59,711,101
 15,000,000 Private Export Funding
            Corp.
            3.39%, 10/25/05.........   14,836,150
 50,000,000 Private Export Funding
            Corp.
            3.39%, 12/06/05.........   49,256,083
 30,000,000 White Pine Finance LLC
            3.101%, 10/17/05 FRN....   29,994,100
                                     ------------
                                      153,797,434
                                     ------------
            Foreign Banks, Branches &
            Agencies--1.8%
 40,000,000 Danske Corp.
            3.11%, 7/25/05..........   39,917,067
 40,000,000 Lloyds TSB Bank
            3.055%, 7/05/05.........   39,986,422
 40,000,000 Westpac Capital Corp.
            3.15%, 8/22/05..........   39,818,000
                                     ------------
                                      119,721,489
                                     ------------

 PRINCIPAL
  AMOUNT                              VALUE
-----------                       --------------
            Commercial Paper
            (continued)
            Oil & Gas--0.8%
$50,000,000 Total Capital
            3.26%, 8/22/05....... $   49,764,556
                                  --------------
            Railroads--1.8%
 40,000,000 Network Rail CP
            Finance PLC
            3.17%, 7/12/05.......     39,961,256
 30,000,000 Network Rail CP
            Finance PLC
            3.15%, 7/18/05.......     29,955,375
 50,000,000 Network Rail CP
            Finance PLC
            3.12%, 7/29/05.......     49,878,666
                                  --------------
                                     119,795,297
                                  --------------
            Total Commercial
            Paper
            (Cost $2,850,067,066)  2,850,067,066
                                  --------------
            Certificates of
            Deposit--27.1%
            Banks--23.2%
 50,000,000 ABN Amro Bank
            3.12%, 7/25/05.......     50,000,000
 15,000,000 Bank of America
            3.12%, 7/26/05.......     15,000,102
 40,000,000 Bank of Montreal
            3.06%, 1/06/06 FRN...     39,990,403
 50,000,000 Barclays Bank PLC
            3.34%, 9/15/05.......     50,000,000
 50,000,000 BNP Paribas
            3.255%, 8/17/05......     50,000,000
 30,000,000 BNP Paribas
            3.11%, 9/08/05.......     30,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                                 VALUE
-----------                           -----------
            Certificates of
            Deposit (continued)
$50,000,000 Branch Banking & Trust
            Co.
            3.18%, 8/09/05........... $50,000,000
 50,000,000 Calyon, NY
            3.10%, 7/20/05...........  50,000,000
 50,000,000 Calyon, NY
            3.465%, 12/13/05.........  50,000,000
 17,000,000 Calyon, NY
            3.235%, 2/27/06 FRN......  16,994,058
 50,000,000 Dexia Banque S.A.
            3.12%, 7/25/05...........  50,000,000
 50,000,000 Dexia Banque S.A.
            3.255%, 8/16/05..........  50,000,000
 50,000,000 First Tennessee Bank
            3.24%, 8/15/05...........  50,000,000
 50,000,000 Fortis Bank
            3.22%, 7/22/05...........  50,000,000
 60,000,000 HSBC Bank USA
            3.29%, 9/27/05...........  59,999,999
 50,000,000 HSBC Bank USA
            3.33%, 10/07/05..........  50,000,000
 50,000,000 Lloyds TSB Bank PLC
            3.22%, 8/26/05...........  50,000,000
 40,000,000 M&I Marshall & Isley
            Bank
            3.06%, 7/15/05...........  40,000,000
 50,000,000 M&I Marshall & Isley
            Bank
            3.36%, 9/19/05...........  50,000,000
 25,000,000 Mercantile Safe Deposit &
            Trust
            3.25%, 9/26/05...........  25,000,000

 PRINCIPAL
  AMOUNT                                 VALUE
-----------                           -----------
            Certificates of
            Deposit (continued)
$15,000,000 Mercantile Safe Deposit &
            Trust
            2.47%, 10/05/05.......... $15,000,000
 50,000,000 Nordeutsche Landesbank
            3.274%, 5/26/06 FRN......  50,000,000
 40,000,000 Rabobank Nederland
            3.146%, 2/16/06 FRN......  39,989,181
 40,000,000 Regions Bank
            3.14%, 8/18/05...........  40,000,000
 50,000,000 Royal Bank of Scotland
            3.36%, 9/19/05...........  50,000,000
 50,000,000 Royal Bank of Scotland
            3.095%, 6/05/06 FRN......  49,993,058
 50,000,000 Societe Generale
            3.12%, 7/25/05...........  50,000,000
 40,000,000 Suntrust Atlanta
            3.329%, 6/12/06 FRN......  40,000,000
 50,000,000 Svenska Handelsbanken,
            Inc.
            3.135%, 7/25/05..........  50,000,000
 40,000,000 Svenska Handelsbanken,
            Inc.
            3.29%, 9/12/05...........  40,000,000
 40,000,000 UBS AG
            3.225%, 8/26/05..........  40,000,000
 50,000,000 Wells Fargo Bank
            3.12%, 7/18/05...........  50,000,000
 30,000,000 Wilmington Trust Co.
            3.09%, 7/08/05...........  30,000,000
 50,000,000 Wilmington Trust Co.
            3.30%,9/06/05............  50,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                               VALUE
-----------                        --------------
            Certificates of
            Deposit (continued)
$30,000,000 Wilmington Trust Co.
            3.33%,10/11/05........ $   30,000,000
                                   --------------
                                    1,501,966,801
                                   --------------
            Diversified Financial Services--3.9%
 50,000,000 American Express
            Centurion Bank
            3.08%, 7/06/05........     50,000,000
 40,000,000 American Express
            Centurion Bank
            3.11%, 7/11/05........     40,000,000
 50,000,000 American Express
            Centurion Bank
            3.21%, 7/19/05........     50,000,000
 25,000,000 HBOS Treasury Services
            PLC
            3.07%, 7/18/05........     25,000,000
 50,000,000 HBOS Treasury Services
            PLC
            3.31%, 9/23/05........     50,000,000
 40,000,000 HBOS Treasury Services
            PLC
            3.35%, 10/19/05.......     40,000,000
                                   --------------
                                      255,000,000
                                   --------------
            Total Certificates of
            Deposit
            (Cost $1,756,966,801).  1,756,966,801
                                   --------------
            Corporate Bonds--5.9%
            Banks--3.2%
 40,000,000 Fifth Third Bank
            3.29%, 12/09/05 FRN...     39,992,942

 PRINCIPAL
  AMOUNT                                   VALUE
------------                            ------------
             Corporate Bonds (continued)
$ 40,000,000 Lloyds TSB Bank NY
             3.24%, 12/01/05 FRN....... $ 39,990,248
  20,000,000 National Bank of
             Commerce Tennessee
             3.21%, 7/13/05 FRN........   20,000,169
  25,000,000 National City Bank
             3.134%, 2/09/06 FRN.......   24,999,665
  30,000,000 Suntrust Bank
             3.325%, 12/12/05
             FRN.......................   29,997,060
  30,000,000 US Bank NA
             3.35%, 12/05/05 FRN.......   30,003,587
  20,000,000 Wachovia Bank
             3.04%, 10/11/05 FRN.......   19,997,673
                                        ------------
                                         204,981,344
                                        ------------
             Diversified Financial Services--2.7%
  50,000,000 Premier Asset Collaterized
             Entity LLC
             3.274%, 5/25/06 FRN.......   50,000,000
  50,000,000 Rathgar Capital
             3.275%, 5/22/06 FRN.......   50,000,000
  50,000,000 Sigma Finance, Inc.
             3.16%, 4/13/06 FRN........   50,015,422
  25,000,000 White Pine Finance LLC
             3.269%, 4/25/06 FRN.......   24,996,726
                                        ------------
                                         175,012,148
                                        ------------
             Total Corporate Bonds
             (Cost $379,993,492).......  379,993,492
                                        ------------
             Time Deposits--8.6%
             Banking--6.3%
 175,000,000 National City Kentucky
             3.313%, 07/01/05..........  175,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                               VALUE
------------                        ------------
             Time Deposits (continued)
$ 85,197,000 US Bank
             3.281%, 07/01/05...... $ 85,197,000
 150,000,000 Wachovia Bank
             3.25%, 07/01/05.......  150,000,000
                                    ------------
                                     410,197,000
                                    ------------
             Foreign Banks, Branches &
             Agencies--2.3%
 150,000,000 Societe Generale
             3.40%, 07/01/05.......  150,000,000
                                    ------------
             Total Time Deposits
             (Cost $560,197,000)...  560,197,000
                                    ------------
             United States Government
             Agencies & Obligations--5.7%
             Federal Farm Credit Bank--0.5%
  10,216,000 2.91%, 12/16/05+......   10,077,267
  20,000,000 2.99%, 1/11/06........   19,999,575
                                    ------------
                                      30,076,842
                                    ------------
             Federal Home Loan Bank--3.3%
  60,000,000 3.245%, 9/08/05 FRN...   59,991,341
  50,000,000 3.003%, 10/05/05
             FRN...................   49,990,008
  25,000,000 2.27%, 10/11/05.......   25,000,000
  30,000,000 2.51%, 11/04/05.......   29,999,014
  50,000,000 3.00%, 1/18/06........   49,996,300
                                    ------------
                                     214,976,663
                                    ------------
             Federal Home Loan Mortgage Corp.--0.7%
  19,500,000 2.125%, 11/15/05......   19,423,068
  30,000,000 2.93%, 12/19/05.......   29,582,475
                                    ------------
                                      49,005,543
                                    ------------

 PRINCIPAL
  AMOUNT                                    VALUE
------------                             ------------
             United States Government
             Agencies & Obligations
             (continued)
             Federal National Mortgage
             Association--0.4%
$ 25,000,000 2.32%, 9/30/05............. $ 25,000,000
                                         ------------
             United States Treasury Notes--0.8%
  25,000,000 1.50%, 7/31/05.............   24,989,616
  25,000,000 1.625%, 9/30/05............   24,972,563
                                         ------------
                                           49,962,179
                                         ------------
             Total United States
             Government Agencies
             & Obligations
             (Cost $369,021,227)........  369,021,227
                                         ------------
             Repurchase
             Agreements--8.9%
             Repurchase Agreement with Barclay's
             Capital--2.0%
 125,000,000 3.35%, dated 6/30/05, due
             7/1/05, repurchase price
             $125,011,632 (Collateral -
             FMAC Note, 4.125%,
             7/12/10; aggregate market
             value plus accrued interest
             $127,500,987)..............  125,000,000
                                         ------------
             Repurchase Agreement with
             Citigroup--1.9%
 125,000,000 3.375%, dated 6/30/05,
             due 7/01/05, repurchase
             price $125,011,719
             (Collateral - USTR Note,
             3.75%, 3/31/07; aggregate
             market value plus accrued
             interest $127,500,766).....  125,000,000
                                         ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                                   VALUE
------------                            ------------
             Repurchase Agreements
             (continued)
             Repurchase Agreement with Deutsche Bank
             AG--1.5%
$100,000,000 3.35%, dated 6/30/05, due
             7/1/05, repurchase price
             $100,009,306 (Collateral -
             FHLB Note, 4.75%,
             3/29/10, FMAC Note,
             5.75%, 4/15/08; aggregate
             market value plus accrued
             interest $102,002,909).... $100,000,000
                                        ------------
             Repurchase Agreement with Goldman
             Sachs & Co.--1.5%
 100,000,000 3.35%, dated 6/30/05, due
             7/01/05, repurchase price
             $100,009,306 (Collateral -
             FFCB Notes, 1.875%-
             3.75%, 1/16/07-1/15/09,
             FHLB Notes, 0.00%-
             4.16%, 11/30/05-8/17/09,
             FMAC Notes, 5.625%-
             6.00%, 3/15/11-1/15/12,
             FNMA Notes, 4.03%-
             6.25%, 2/15/06-6/3/13,
             REFC Notes, 0.00%-
             8.125%, 1/15/16-
             10/15/19; aggregate
             market value plus accrued
             interest $102,000,874)....  100,000,000
                                        ------------

 PRINCIPAL
  AMOUNT                                     VALUE
------------                            --------------
             Repurchase Agreement
             (continued)
             Repurchase Agreement with Morgan
             Stanley--2.0%
$125,000,000 3.35%, dated 6/30/05, due
             7/1/05, repurchase price
             $125,011,632 (Collateral -
             FNMA Notes, 3.25%-
             5.75%, 10/30/06-2/24/25;
             aggregate market value
             plus accrued interest
             $128,706,392)............. $  125,000,000
                                        --------------
             Total Repurchase
             Agreements
             (Cost $575,000,000).......    575,000,000
                                        --------------
             Total Investments
             (Cost $6,491,245,586)
             (a)--100.1%...............  6,491,245,586
             Liabilities in excess of
             other assets--(0.1%)......     (8,259,739)
                                        --------------
             Net Assets--100.0%........ $6,482,985,847
                                        --------------

+ Represents discounted rate at time of purchase for United States Government agencies & obligations.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.
FFCB  Federal Farm Credit Bank.
FHLB  Federal Home Loan Bank.
FMAC  Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FRN   Floating Rate Note. Coupon shown is in effect at June 30, 2005.
REFC  Resolution Funding Strip.
USTR  United States Treasury.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Investments at market value, including
             repurchase agreements of $575,000,000
             (Cost $6,491,245,586)................... $6,491,245,586
            Cash.....................................        222,524
            Receivables:
             Investments sold........................    991,356,623
             Capital stock sold......................    571,510,697
             Interest................................      8,317,356
            Other assets.............................        157,809
                                                      --------------
             Total Assets............................  8,062,810,595
                                                      --------------
          Liabilities:
            Payables:
             Investments purchased...................  1,135,197,000
             Capital stock repurchased...............    427,778,555
             Dividends...............................     14,414,601
             Services provided by The Bank of New
              York...................................      1,241,288
            Accrued expenses and other liabilities...      1,193,304
                                                      --------------
             Total Liabilities.......................  1,579,824,748
                                                      --------------
          Net Assets:................................ $6,482,985,847
                                                      --------------
          Sources of Net Assets:
            Capital stock @ par...................... $    6,482,953
            Paid in capital..........................  6,476,466,072
            Undistributed net investment income......         71,688
            Accumulated net realized loss on
             investments.............................        (34,866)
                                                      --------------
          Net Assets................................. $6,482,985,847
                                                      --------------
          Hamilton Shares:
            Net assets............................... $3,509,253,415
                                                      --------------
            Shares outstanding.......................  3,509,159,079
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Premier Shares:
            Net assets............................... $1,951,921,870
                                                      --------------
            Shares outstanding.......................  1,952,022,959
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Classic Shares:
            Net assets............................... $1,021,810,562
                                                      --------------
            Shares outstanding.......................  1,021,770,878
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Hamilton Shares authorized @ $.001 par
           value.....................................  7,000,000,000
          Premier Shares authorized @ $.001 par
           value.....................................  3,000,000,000
          Classic Shares authorized @ $.001 par value  3,000,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


           INVESTMENT INCOME:
             Interest.................................. $87,159,379
                                                        -----------
           EXPENSES:
             Advisory..................................   3,231,834
             Servicing fee--Premier Shares.............   2,664,783
                     Classic Shares....................   1,251,220
             Administration............................   2,647,026
             12b-1 fee--Classic Shares.................   1,251,220
             Custodian.................................     178,841
             Legal.....................................     119,313
             Transfer agent............................      86,999
             Audit.....................................      73,374
             Insurance.................................      60,834
             Registration and filings..................      44,555
             Cash management...........................      37,185
             Directors.................................       9,641
             Other.....................................     119,318
                                                        -----------
              Total Expenses...........................  11,776,143
                                                        -----------
             Net Investment Income.....................  75,383,236
                                                        -----------
           REALIZED LOSS ON INVESTMENTS:
             Net realized loss on investments..........     (51,843)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $75,331,393
                                                        -----------

See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                       Six Months Ended     Year Ended
                                                                                        June 30, 2005      December 31,
                                                                                         (Unaudited)           2004
                                                                                       ----------------  ----------------
Operations:
  Net investment income............................................................... $     75,383,236  $     68,273,696
  Net realized gain (loss) on investments.............................................          (51,843)           16,977
                                                                                       ----------------  ----------------
   Net increase in net assets resulting from operations...............................       75,331,393        68,290,673
                                                                                       ----------------  ----------------
Dividends To Shareholders:
  Dividends from net investment income: Hamilton Shares...............................      (41,407,856)      (42,961,592)
                         Premier Shares...............................................      (23,925,225)      (18,703,192)
                         Classic Shares...............................................      (10,050,155)       (6,614,390)
                                                                                       ----------------  ----------------
                                                                                            (75,383,236)      (68,279,174)
                                                                                       ----------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................   14,577,341,852    27,132,918,709
                     Premier Shares...................................................    8,813,090,944    10,421,214,437
                     Classic Shares...................................................   14,000,108,599    16,256,527,104
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........        5,591,782         6,353,523
                                    Premier Shares....................................        6,131,342         4,656,505
                                    Classic Shares....................................        9,105,465         5,312,406
  Value of capital stock repurchased: Hamilton Shares.................................  (14,923,525,771)  (26,606,903,538)
                      Premier Shares..................................................   (8,939,899,470)  (10,245,911,710)
                      Classic Shares..................................................  (14,024,266,761)  (16,242,621,976)
                                                                                       ----------------  ----------------
  Net increase (decrease) in net assets resulting from capital stock transactions.....     (476,322,018)      731,545,460
                                                                                       ----------------  ----------------
   Increase (decrease) in Net Assets..................................................     (476,373,861)      731,556,959
Net Assets:
  Beginning of year...................................................................    6,959,359,708     6,227,802,749
                                                                                       ----------------  ----------------
  End of period (includes undistributed net investment income of $71,688 at
   June 30, 2005 and $71,688 at December 31, 2004).................................... $  6,482,985,847  $  6,959,359,708
                                                                                       ----------------  ----------------
Changes In Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................   14,577,341,852    27,132,918,656
         Premier Shares...............................................................    8,813,090,944    10,421,214,437
         Classic Shares...............................................................   14,000,108,598    16,256,521,104
  Shares issued on reinvestment of dividends: Hamilton Shares.........................        5,591,782         6,353,523
                           Premier Shares.............................................        6,131,342         4,656,505
                           Classic Shares.............................................        9,105,465         5,312,406
  Shares repurchased: Hamilton Shares.................................................  (14,923,525,771)  (26,606,903,538)
             Premier Shares...........................................................   (8,939,899,471)  (10,245,911,694)
             Classic Shares...........................................................  (14,024,266,760)  (16,242,621,976)
                                                                                       ----------------  ----------------
   Net increase (decrease)............................................................     (476,322,019)      731,539,423
  Shares outstanding, beginning of year...............................................    6,959,274,935     6,227,735,512
                                                                                       ----------------  ----------------
  Shares outstanding, end of period...................................................    6,482,952,916     6,959,274,935
                                                                                       ----------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights


                                                              Hamilton Shares
                                ---------------------------------------------------------------------------
                                Six Months Ended                   Year Ended December 31,
                                 June 30, 2005   ----------------------------------------------------------
                                  (Unaudited)       2004        2003        2002        2001        2000
                                ---------------- ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning
  of year......................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                   ----------    ----------  ----------  ----------  ----------  ----------
Gain from investment
  operations
Net investment income..........         0.012         0.012       0.010       0.016       0.040       0.061
                                   ----------    ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net
  investment income............        (0.012)       (0.012)     (0.010)     (0.016)     (0.040)     (0.061)
                                   ----------    ----------  ----------  ----------  ----------  ----------
Net asset value at end of
  period.......................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                   ----------    ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return
  based on net asset
  value/(a)/...................          1.25%         1.19%       0.99%       1.66%       4.09%       6.31%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............    $3,509,253    $3,849,873  $3,317,497  $3,241,771  $4,004,182  $3,372,680
Ratio to average net assets of:
 Expenses......................          0.20%*        0.21%       0.23%       0.23%       0.23%       0.24%
 Net investment income.........          2.49%*        1.19%       0.99%       1.65%       4.01%       6.19%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                               Premier Shares
                                ---------------------------------------------------------------------------
                                Six Months Ended                   Year Ended December 31,
                                 June 30, 2005   ----------------------------------------------------------
                                  (Unaudited)       2004        2003        2002        2001        2000
                                ---------------- ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning
  of year......................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                   ----------    ----------  ----------  ----------  ----------  ----------
Gain from investment
  operations
Net investment income..........         0.011         0.009       0.007       0.014       0.038       0.059
                                   ----------    ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net
  investment income............        (0.011)       (0.009)     (0.007)     (0.014)     (0.038)     (0.059)
                                   ----------    ----------  ----------  ----------  ----------  ----------
Net asset value at end of
  period.......................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                   ----------    ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return
  based on net asset
  value/(a)/...................          1.12%         0.93%       0.74%       1.40%       3.83%       6.04%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............    $1,951,922    $2,072,615  $1,892,653  $2,242,856  $1,813,475  $1,459,923
Ratio to average net assets of:
 Expenses......................          0.45%*        0.46%       0.48%       0.48%       0.48%       0.49%
 Net investment income.........          2.24%*        0.92%       0.74%       1.39%       3.69%       5.92%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                                Classic Shares
                                ------------------------------------------------------------------------------
                                Six Months Ended                    Year Ended December 31,
                                 June 30, 2005   -------------------------------------------------------------
                                  (Unaudited)        2004         2003         2002         2001        2000
                                ---------------- -----------  -----------  -----------  -----------  ---------
PER SHARE DATA:
Net asset value at beginning
  of year......................   $      1.00    $      1.00  $      1.00  $      1.00  $      1.00  $    1.00
                                  -----------    -----------  -----------  -----------  -----------  ---------
Gain from investment
  operations
Net investment income..........         0.010          0.007        0.005        0.011        0.035      0.056
                                  -----------    -----------  -----------  -----------  -----------  ---------
Dividends
Dividends from net
  investment income............        (0.010)        (0.007)      (0.005)      (0.011)      (0.035)    (0.056)
                                  -----------    -----------  -----------  -----------  -----------  ---------
Net asset value at end of
  period.......................   $      1.00    $      1.00  $      1.00  $      1.00  $      1.00  $    1.00
                                  -----------    -----------  -----------  -----------  -----------  ---------
TOTAL RETURN:
 Total investment return
   based on net asset
   value/(a)/..................          1.00%          0.68%        0.49%        1.15%        3.57%      5.78%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............    $1,021,811     $1,036,872   $1,017,653   $1,085,726   $1,125,853   $983,197
Ratio to average net assets of:
 Expenses......................          0.70%*         0.71%        0.73%        0.73%        0.73%      0.74%
 Net investment income.........          2.01%*         0.68%        0.49%        1.14%        3.51%      5.64%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

                                                        MOODY'S
PRINCIPAL                                                 /S&P   INTEREST MATURITY
 AMOUNT                                                 RATINGS*   RATE     DATE     VALUE
----------                                              -------- -------- -------- ----------
           Short-Term Municipal Bonds--96.7%
           Education--3.4%
$1,400,000 Albany, New York, Individual Development
           Agency Civic Facility Revenue University
           Albany Foundation Student, Series C(a)...... Aaa/AAA   2.320%  11/01/32 $1,400,000
 1,775,000 East Greenbush, New York, Central School
           District, MBIA Insured+..................... Aaa/NR    2.750   12/01/05  1,778,704
 1,000,000 New York State Dormitory Authority
           Revenue, Series A, FSA Insured+(a).......... NR/AAA    2.750   7/01/06   1,000,000
   200,000 New York State Dormitory Authority
           Revenue (Rockefeller University),
           Series A(a)................................. Aaa/AAA   2.180   7/01/14     200,000
 2,000,000 New York State Dormitory Authority
           Revenue, School Districts Financing Program,
           Series D, MBIA Insured+..................... Aaa/AAA   4.500   10/01/05  2,009,170
 2,085,000 New York State Dormitory Authority
           Revenue, Series M8J-D, FGIC
           Insured+(a)................................. Aaa/NR    2.380   11/15/29  2,085,000
                                                                                   ----------
                                                                                    8,472,874
                                                                                   ----------
           General Obligations--14.0%
 1,000,000 Hempstead Town, New York, Series A, MBIA
           Insured+.................................... Aaa/AAA   2.250   8/01/05   1,000,638
 3,020,000 Islip, New York, MBIA Insured+.............. Aaa/AAA   3.000   7/15/05   3,021,243
 4,000,000 Nassau County, New York, Series A........... Aaa/AAA   5.000   7/01/05   4,000,000
 6,000,000 New York, New York, Series B2-SubSeries
           B-5, MBIA Insured+(a)....................... Aaa/AAA   2.180   8/15/11   6,000,000
 1,500,000 New York, New York, Series H-SubSeries
           H-2, MBIA Insured+(a)....................... Aaa/AAA   2.180   8/01/13   1,500,000
 2,600,000 New York, New York, Series H-SubSeries
           H-2, MBIA Insured+(a)....................... Aaa/AAA   2.340   8/01/14   2,600,000
 3,300,000 New York, New York, Series H-SubSeries
           H-6(a)...................................... Aaa/AAA   2.220   8/01/12   3,300,000
 1,700,000 New York, New York, SubSeries A-6(a)........ Aaa/AAA   2.200   8/01/19   1,700,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2005 (Unaudited)

                                                      MOODY'S
PRINCIPAL                                               /S&P   INTEREST MATURITY
 AMOUNT                                               RATINGS*   RATE     DATE      VALUE
----------                                            -------- -------- -------- -----------
           Short-Term Municipal Bonds (continued)
$2,000,000 New York, New York, SubSeries A-8(a)...... Aa2/AA+   2.340%  8/01/17  $ 2,000,000
   300,000 New York, New York, SubSeries A-10(a)..... Aa2/AA+   2.250   8/01/17      300,000
 8,000,000 New York, New York, SubSeries C-3(a)...... Aa2/AA    2.180   8/01/20    8,000,000
   450,000 New York, New York, SubSeries E5(a)....... Aa2/AA-   2.480   8/01/17      450,000
   500,000 New York, New York, SubSeries E5(a)....... Aa2/AA+   2.480   8/01/19      500,000
                                                                                 -----------
                                                                                  34,371,881
                                                                                 -----------
           Healthcare--1.5%
 2,000,000 New York State Dormitory Authority
           Revenue (Mental Health), SubSeries D-2F(a) A2/AA-    2.270   2/15/31    2,000,000
   120,000 New York State Dormitory Authority
           Revenue (Millard Fillmore Hospital), FHA,
           AMBAC Insured+(a)......................... Aaa/AAA   5.000   2/01/06      121,528
   500,000 New York State Dormitory Authority
           Revenue (Presbyterian Hospital) FHA,
           AMBAC Insured+............................ Aaa/AAA   5.250   2/15/06      507,525
 1,095,000 New York State Medical Care Facilities,
           Finance Agency Revenue, Series-F, FHA
           Insured+.................................. Aa2/NR    6.200   8/15/15    1,121,968
                                                                                 -----------
                                                                                   3,751,021
                                                                                 -----------
           Housing--12.1%
   900,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue (Tribeca
           Towers), Series A(a)...................... NR/AAA    2.250   11/15/19     900,000
 3,000,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue, (Marseilles
           Apartments)(a)............................  NR/AA    2.220   12/01/34   3,000,000
 6,500,000 New York State Housing Finance Agency
           Revenue, (101 West End)(a)................ Aaa/NR    2.290   5/15/31    6,500,000
 2,400,000 New York State Housing Finance Agency
           Revenue (750 6th Ave.), Series A(a)....... Aaa/NR    2.360   5/15/31    2,400,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2005 (Unaudited)

                                                     MOODY'S
PRINCIPAL                                              /S&P   INTEREST MATURITY
 AMOUNT                                              RATINGS*   RATE     DATE      VALUE
----------                                           -------- -------- -------- -----------
           Short-Term Municipal Bonds (continued)
$1,500,000 New York State Housing Finance Agency
           Revenue (East 39th St.), Series A(a)..... Aaa/NR    2.360%  11/15/31 $ 1,500,000
   900,000 New York State Housing Finance Agency
           Revenue (Gethsemane Apartments),
           Series A(a).............................. Aaa/NR    2.340   5/15/33      900,000
 1,800,000 New York State Housing Finance Agency
           Revenue (Normandie CT I Project)(a)...... Aaa/AA+   2.200   5/15/15    1,800,000
 5,800,000 New York State Housing Finance Agency
           Revenue (River Terrace Housing),
           Series A(a).............................. Aaa/NR    2.310   5/15/34    5,800,000
 1,000,000 New York State Housing Finance Agency
           Revenue (Tribeca), Series A(a)........... Aaa/NR    2.250   11/15/29   1,000,000
 1,000,000 New York State Housing Finance Agency
           Revenue, Series A(a)..................... Aaa/NR    2.250   5/01/29    1,000,000
 4,000,000 New York State Housing Finance Agency
           Revenue, Series I(a)..................... NR/AA+    2.310   3/15/31    4,000,000
 1,000,000 New York State Housing Finance Agency
           Revenue, Series A(a)..................... Aa2/NR    2.620   11/01/10   1,000,000
                                                                                -----------
                                                                                 29,800,000
                                                                                -----------
           Industrial Development Bonds--5.6%
 4,000,000 Babylon, New York, Industrial Development
           Agency Resource Revenue (Ogden Martin
           Project)(a).............................. Aaa/AAA   2.220   1/01/19    4,000,000
 1,800,000 New York City Industrial Development
           Agency Civic Facility Revenue (National
           Audubon Society)(a)......................  NR/AA    2.250   12/01/14   1,800,000
   700,000 New York, New York City Industrial
           Development Agency Civic Facility Revenue
           (Lycee Francais Project) Series B(a)..... Aa2/AA-   2.250   6/01/32      700,000
   700,000 New York, New York City Industrial
           Development Agency Civic Facility Revenue
           (American Civil Project)(a).............. Aa2/AA-   2.250   6/01/35      700,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2005 (Unaudited)

                                                       MOODY'S
PRINCIPAL                                                /S&P   INTEREST MATURITY
 AMOUNT                                                RATINGS*   RATE     DATE      VALUE
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds (continued)
$4,200,000 Tompkins County, New York, Industrial
           Development Agency Revenue Civic Facility
           (Cornell University), Series A(a).......... Aa1/AA+   2.180%  7/01/30  $ 4,200,000
 1,500,000 Tompkins County, New York, Industrial
           Development Agency Revenue, (Ithaca
           College), XLCA Insured+(a)................. Aaa/NR    2.350   7/01/34    1,500,000
   500,000 Troy, New York, Industrial Development
           Agency Civic Facility Revenue (Rensselaer
           Polytech), Series E(a).....................  A1/A+    2.350   4/01/37      500,000
   400,000 Yonkers, New York, Industrial Development
           Agency Civic Facility Revenue (Consumers
           Union Facility)(a)......................... Aa2/NR    2.350   7/01/19      400,000
                                                                                  -----------
                                                                                   13,800,000
                                                                                  -----------
           Other--2.0%
 2,000,000 New York City Trust for Cultural Resources,
           (Alvin Ailey Dance Foundation)(a).......... Aaa/AA+   2.200   7/01/33    2,000,000
 2,800,000 New York City Trust for Cultural Resources,
           (American Museum of Natural History),
           Series A, MBIA Insured+(a)................. Aaa/AAA   2.220   4/01/21    2,800,000
                                                                                  -----------
                                                                                    4,800,000
                                                                                  -----------
           PreRefunded/Escrow/U.S. Guarantee--1.9%
 2,300,000 Islip New York Community Development
           Agency (New York Institute of
           Technology)(a)............................. NR/AAA    7.500   3/01/26    2,419,206
 1,000,000 New York State Dormitory Authority
           Revenue (Beth Israel Medical Center),
           Prerefunded, MBIA Insured+(a).............. Aaa/AAA   6.000   11/01/15   1,032,554
 1,000,000 New York State Dormitory Authority
           Revenue(a)................................. A3/AA-    5.500   5/15/26    1,043,310
    50,000 New York, New York City Transitional
           Finance Authority, Series B................ Aa1/AAA   5.250   11/15/05      50,469
                                                                                  -----------
                                                                                    4,545,539
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2005 (Unaudited)

                                                         MOODY'S
PRINCIPAL                                                  /S&P   INTEREST MATURITY
 AMOUNT                                                  RATINGS*   RATE     DATE     VALUE
----------                                               -------- -------- -------- ----------
           Short-Term Municipal Bonds (continued)
           Special Tax--27.7%
$4,000,000 Buffalo, New York, Fiscal Stability Authority
           Anticipation Notes, Series A-1............... MIG1/NR   3.000%  9/01/05  $4,009,413
 9,000,000 Metropolitan Transportation Authority,
           Dedicated Tax, Series B, FSA Insured+(a)..... NR/AAA    2.240   11/01/22  9,000,000
 2,000,000 Metropolitan Transit Authority, Dedicated Tax
           Fund, Series D-1, AMBAC Insured+(a).......... NR/AAA    2.350   11/01/34  2,000,000
   500,000 Municipal Assistance Corp. for New York
           City, New York, Series G..................... Aaa/AAA   6.000   7/01/05     500,000
 1,500,000 Municipal Assistance Corp. for New York
           City, New York, Series L..................... Aaa/AAA   6.000   7/01/05   1,500,000
 2,500,000 Nassau County, New York, Interim Finance
           Authority, Sales Tax Secured, Series B(a).... Aaa/AAA   2.170   11/15/22  2,500,000
   150,000 New York, New York City Transitional
           Finance Authority, Series B.................. Aa1/AAA   5.250   11/15/05    151,406
 2,900,000 New York, New York City Transitional
           Finance Authority Revenue,
           Series 1-SubSeries 1C(a)..................... Aa2/AA+   2.180   11/01/22  2,900,000
   345,000 New York City Transitional Finance Authority
           Revenue...................................... Aa1/AAA   5.250   2/01/06     351,340
 1,700,000 New York City Transitional Finance Authority
           Revenue, Adjustable-Future Tax, Sector D,
           Series A-1(a)................................ Aa1/AAA   2.350   11/15/28  1,700,000
 2,225,000 New York City Transitional Finance Authority
           Revenue, Series 1-Sub 1D(a).................. Aa2/AA+   2.260   11/01/22  2,225,000
 3,000,000 New York City Transitional Finance Authority
           Revenue, Series C(a)......................... Aa1/AAA   2.180   2/01/32   3,000,000
 9,900,000 New York City Transitional Finance Authority
           Revenue, SubSeries 2D(a)..................... Aa2/AAA   2.180   11/01/22  9,900,000
 1,100,000 New York, New York City Transitional
           Finance Authority Revenue,
           SubSeries C2(a).............................. Aa1/AAA   2.260   8/01/31   1,100,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2005 (Unaudited)

                                                        MOODY'S
 PRINCIPAL                                                /S&P    INTEREST MATURITY
  AMOUNT                                                RATINGS*    RATE     DATE      VALUE
-----------                                            ---------- -------- -------- -----------
            Short-Term Municipal Bonds (continued)
$ 4,600,000 New York State Local Government Assistance
            Corp., Series 4V, FSA Insured+(a).........  Aaa/AAA    2.310%  4/01/22  $ 4,600,000
  3,000,000 New York State Local Government Assistance
            Corp., Series B(a)........................  Aa3/AA-    2.100   4/01/25    3,000,000
  3,800,000 New York State Local Government Assistance
            Corp., Series C(a)........................  Aaa/AA+    2.100   4/01/25    3,800,000
  6,000,000 New York State Local Government Assistance
            Corp., Series D(a)........................   Aa2/AA    2.100   4/01/25    6,000,000
  1,000,000 New York State Thruway Authority State
            Personal Income Tax Revenue, Series A.....   NR/AA     3.000   3/15/06    1,002,940
  7,000,000 New York State Urban Development Corp.,
            State Facility and Equipment, SubSeries
            A-3-C, CIFG Insured+(a)...................   NR/AAA    2.350   3/15/33    7,000,000
  2,000,000 Puerto Rico Commonwealth Tax & Revenue
            Anticipation Notes........................ MIG2/SP-1+  3.000   7/29/05    2,002,063
                                                                                    -----------
                                                                                     68,242,162
                                                                                    -----------
            State Appropriation--5.9%
 10,000,000 Jay Street Development Corp., New York
            Courts Facility Lease Revenue, Series
            A-1(a)....................................  Aaa/AA+    2.240   5/01/22   10,000,000
  3,400,000 New York State Thruway Authority General
            Revenue, Series A......................... MIG1/SP-1+  2.250   10/06/05   3,401,326
  1,000,000 New York State Thruway Authority General
            Revenue, Series E.........................  Aa3/AA-    5.500   1/01/06    1,016,303
                                                                                    -----------
                                                                                     14,417,629
                                                                                    -----------
            Transportation--8.8%
    400,000 Grand Central, New York, District
            Management Association, Inc...............   Aa3/NR    3.000   1/01/06      401,681
  1,700,000 Niagara Falls, New York, Bridge Community
            Toll Revenue, Series A, FGIC Insured+(a)..  Aaa/AAA    2.220   10/01/19   1,700,000
    400,000 Niagara Falls, New York, Bridge Community
            Toll Revenue, Series B, MBIA Insured+.....  Aaa/AAA    2.000   10/01/05     399,948

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2005 (Unaudited)

                                                       MOODY'S
PRINCIPAL                                                /S&P   INTEREST MATURITY
 AMOUNT                                                RATINGS*   RATE     DATE      VALUE
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds (continued)
$6,500,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2(a)................................  A2/A+    2.340%  5/01/19  $ 6,500,000
 1,200,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 5(a)................................  A2/A+    2.290   8/01/24    1,200,000
 2,000,000 Triborough Bridge & Tunnel Authority,......
           General Purpose, Series B(a)............... Aa2/AA-   2.250   1/01/33    2,000,000
 6,900,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+(a)................................ Aaa/AAA   2.230   1/01/32    6,900,000
 2,600,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F(a)............... Aa2/AA-   2.230   11/01/32   2,600,000
                                                                                  -----------
                                                                                   21,701,629
                                                                                  -----------
           Utilities--13.8%
 2,000,000 Erie County, Water Authority, New York,
           Water System Revenue, Series A, AMBAC
           Insured+(a)................................ Aaa/AAA   2.220   12/01/16   2,000,000
 1,250,000 Erie County, Water Authority, New York,
           Water System Revenue, Series B, AMBAC
           Insured+(a)................................ Aaa/AAA   2.220   12/01/16   1,250,000
   795,000 Great Neck North Water Authority, New
           York, Water System Revenue, Series A, FGIC
           Insured+(a)................................ Aaa/AAA   2.350   1/01/20      795,000
 4,500,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1A(a).. Aaa/AA+   2.310   5/01/33    4,500,000
 3,950,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1B(a).. Aa2/AA    2.260   5/01/33    3,950,000
 1,600,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series C, FGIC Insured+(a)................. Aaa/AAA   2.340   6/15/23    1,600,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2005 (Unaudited)

                                                         MOODY'S
PRINCIPAL                                                  /S&P   INTEREST MATURITY
 AMOUNT                                                  RATINGS*   RATE     DATE      VALUE
----------                                               -------- -------- -------- ------------
           Short-Term Municipal Bonds (continued)
$4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (Orange & Rockland Project), Series
           A, FGIC Insured+(a).......................... Aaa/AAA   2.220%  10/01/14 $  4,500,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (Orange & Rockland Utilities), Series
           A, AMBAC Insured+(a)......................... Aaa/AAA   2.220   8/01/15     4,500,000
 1,500,000 New York State Environmental Facility Corp.,
           Solid Waste Disposal Revenue(a).............. Aaa/AAA   2.340   7/01/19     1,500,000
 4,000,000 Suffolk County, New York Industrial
           Development Agency Revenue, Southwest
           Sewer System, XLCA Insured+.................. Aaa/AAA   4.000   2/01/06     4,031,889
 5,300,000 Suffolk County, New York, Water
           Authority(a)................................. NR/AA-    2.230   1/01/08     5,300,000
                                                                                    ------------
                                                                                      33,926,889
                                                                                    ------------
           Total Short-Term Municipal Bonds
           (Cost $237,829,624)..........................                             237,829,624
                                                                                    ------------
           COMMERCIAL PAPER--0.8%
           Utilities--0.8%
 2,000,000 New York State Environmental Facilities Corp.
           (Cost $2,000,000)............................  NR/NR    2.680   9/07/05     2,000,000
                                                                                    ------------
                                                                                       2,000,000
                                                                                    ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2005 (Unaudited)

                                                                     MOODY'S
Number of                                                              /S&P   INTEREST
 Shares                                                              RATINGS*   RATE       VALUE
---------                                                            -------- --------  ------------
          MONEY MARKET FUNDS--2.4%
3,024,027 Federated Prime Obligations Fund (Institutional Shares)...  NR/NR    3.08(b)% $  3,024,027
3,000,000 Federated Treasury Obligations Fund (Institutional Shares)  NR/NR    2.96(b)     3,000,000
                                                                                        ------------
          Total Money Market Funds
          (Cost $6,024,027).........................................                       6,024,027
                                                                                        ------------
          Total Investments
          (Cost $245,853,651)(c)--99.9%.............................                     245,853,651
          Other assets less liabilities--0.1%.......................                         131,475
                                                                                        ------------
          Net Assets--100.0%........................................                    $245,985,126
                                                                                        ------------

AMBAC American Municipal Bond Assurance.
CIFG  CDC IXIS Financial Guaranty.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not rated.
XLCA  XL Capital Assurance, Inc.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown is interest rate in effect at June 30, 2005. Maturity date represents ultimate maturity.
(b)   Represents annualized 7 day yield at June 30, 2005.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Investments at market value,
             (Cost $245,853,651)..................... $  245,853,651
            Receivables:
             Investments sold........................     13,659,761
             Capital stock sold......................      2,937,819
             Interest................................      1,158,635
            Other assets.............................         21,174
                                                      --------------
             Total Assets............................    263,631,040
                                                      --------------
          Liabilities:
            Payables:
             Capital stock repurchased...............     16,087,538
             Investments purchased...................      1,002,940
             Dividends...............................        414,845
             Services provided by The Bank of
              New York...............................         63,683
            Accrued expenses and other liabilities...         76,908
                                                      --------------
             Total Liabilities.......................     17,645,914
                                                      --------------
          Net Assets:................................ $  245,985,126
                                                      --------------
          Sources of Net Assets:
            Capital stock @ par...................... $      245,986
            Paid in capital..........................    245,743,263
            Distribution in excess of net investment
             income..................................           (794)
            Accumulated net realized loss on
             investments.............................         (3,329)
                                                      --------------
          Net Assets................................. $  245,985,126
                                                      --------------
          Hamilton Shares:
            Net assets............................... $   79,248,485
                                                      --------------
            Shares outstanding.......................     79,247,801
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Premier Shares:
            Net assets............................... $  157,651,755
                                                      --------------
            Shares outstanding.......................    157,653,875
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Classic Shares:
            Net assets............................... $    9,084,886
                                                      --------------
            Shares outstanding.......................      9,083,925
                                                      --------------
            Net asset value, offering price and
             repurchase price per share.............. $         1.00
                                                      --------------
          Hamilton Shares authorized @ $.001 par
           value.....................................  2,000,000,000
          Premier Shares authorized @ $.001 par
           value.....................................  2,000,000,000
          Classic Shares authorized @ $.001 par
           value.....................................  2,000,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


            Investment Income:
              Interest.................................. $3,187,587
                                                         ----------
            Expenses:
              Servicing fee--Premier Shares.............    266,367
                       Classic Shares...................     14,896
              Advisory..................................    147,309
              Administration............................    132,578
              Transfer agent............................     21,207
              Registration and filings..................     19,959
              Custodian.................................     15,196
              12b-1 fee--Classic Shares.................     14,896
              Directors.................................      8,853
              Audit.....................................      8,796
              Legal.....................................      7,991
              Reports to shareholders...................      2,193
              Insurance.................................      2,042
              Cash management...........................      1,866
              Other.....................................     19,408
                                                         ----------
               Total Expenses...........................    683,557
              Fees waived by The Bank of New York
               (Note 3).................................    (17,579)
                                                         ----------
               Net Expenses.............................    665,978
                                                         ----------
               Net Investment Income....................  2,521,609
                                                         ----------
            Realized Gain on Investments:
              Net realized gain on investments..........        794
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $2,522,403
                                                         ----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statements of Changes in Net Assets

                                                                                       Six Months Ended   Year Ended
                                                                                        June 30, 2005    December 31,
                                                                                         (unaudited)         2004
                                                                                       ---------------- -------------
Operations:
  Net investment income...............................................................  $   2,521,609   $   2,009,794
  Net realized gain on investments....................................................            794              --
                                                                                        -------------   -------------
   Net increase in net assets resulting from operations...............................      2,522,403       2,009,794
                                                                                        -------------   -------------
Dividends To Shareholders:
  Dividends from net investment income: Hamilton Shares...............................       (666,119)       (807,907)
                         Premier Shares...............................................     (1,775,331)     (1,133,352)
                         Classic Shares...............................................        (80,953)        (68,535)
  Dividends from capital gain: Hamilton Shares........................................             --              --
                  Premier Shares......................................................             --              --
                  Classic Shares......................................................             --              --
                                                                                        -------------   -------------
                                                                                           (2,522,403)     (2,009,794)
                                                                                        -------------   -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................    383,029,073     475,380,431
                     Premier Shares...................................................    818,644,227     860,693,263
                     Classic Shares...................................................     79,294,699     361,390,719
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........        369,836         359,295
                                    Premier Shares....................................        642,936         272,036
                                    Classic Shares....................................         80,081          56,860
  Value of capital stock repurchased: Hamilton Shares.................................   (376,837,402)   (533,963,521)
                      Premier Shares..................................................   (861,964,362)   (773,641,571)
                      Classic Shares..................................................    (85,143,123)   (351,015,797)
                                                                                        -------------   -------------
  Net increase (decrease) in net assets resulting from capital stock transactions.....    (41,884,035)     39,531,715
                                                                                        -------------   -------------
   Increase (decrease) in Net Assets..................................................    (41,884,035)     39,531,715
Net Assets:
  Beginning of year...................................................................    287,869,161     248,337,446
                                                                                        -------------   -------------
  End of period.......................................................................  $ 245,985,126   $ 287,869,161
                                                                                        -------------   -------------
Changes In Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................    383,029,073     475,380,431
         Premier Shares...............................................................    818,644,227     860,693,263
         Classic Shares...............................................................     79,294,683     361,389,800
  Shares issued on reinvestment of dividends: Hamilton Shares.........................        369,836         359,295
                           Premier Shares.............................................        642,936         272,036
                           Classic Shares.............................................         80,081          56,860
  Shares repurchased: Hamilton Shares.................................................   (376,837,403)   (533,963,521)
             Premier Shares...........................................................   (861,964,362)   (773,641,571)
             Classic Shares...........................................................    (85,143,123)   (351,015,797)
                                                                                        -------------   -------------
   Net increase (decrease)............................................................    (41,884,052)     39,530,796
  Shares outstanding, beginning of year...............................................    287,869,653     248,338,857
                                                                                        -------------   -------------
  Shares outstanding, end of period...................................................    245,985,601     287,869,653
                                                                                        -------------   -------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights

                                                              Hamilton Shares
                                           --------------------------------------------------
                                                                Year Ended      For the Period
                                           Six Months Ended    December 31,     March 28, 2002*
                                            June 30, 2005   -----------------       Through
                                             (Unaudited)      2004     2003    December 31, 2002
                                           ---------------- -------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....     $  1.00      $  1.00  $   1.00       $  1.00
                                               -------      -------  --------       -------
Gain from investment operations
Net investment income.....................       0.010        0.009     0.007         0.010
                                               -------      -------  --------       -------
Dividends
Dividends from net investment income......      (0.010)      (0.009)   (0.007)       (0.010)
                                               -------      -------  --------       -------
Net asset value at end of period..........     $  1.00      $  1.00  $   1.00       $  1.00
                                               -------      -------  --------       -------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/..............................        0.96%        0.94%     0.74%         0.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $79,248      $72,687  $130,911       $48,714
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        0.25%**      0.25%     0.25%         0.25%**
 Expenses, prior to waiver from The Bank
   of New York............................        0.26%**      0.30%     0.35%         0.48%**
 Net investment income, net of waiver
   from The Bank of New York..............        1.91%**      0.90%     0.75%         1.21%**

* Commencement of offering of shares.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                               Premier Shares
                                           ----------------------------------------------------
                                                                Year Ended        For The Period
                                           Six Months Ended    December 31,     February 25, 2002*
                                            June 30, 2005   ------------------       Through
                                             (Unaudited)      2004      2003    December 31, 2002
                                           ---------------- --------  --------  ------------------
PER SHARE DATA:
Net asset value at beginning of period....     $   1.00     $   1.00  $   1.00       $  1.00
                                               --------     --------  --------       -------
Gain from investment operations
Net investment income.....................        0.008        0.007     0.005         0.009
                                               --------     --------  --------       -------
Dividends
Dividends from net investment income......       (0.008)      (0.007)   (0.005)       (0.009)
                                               --------     --------  --------       -------
Net asset value at end of period..........     $   1.00     $   1.00  $   1.00       $  1.00
                                               --------     --------  --------       -------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/..............................         0.83%        0.69%     0.49%         0.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $157,652     $200,329  $113,005       $84,368
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................         0.50%**      0.50%     0.50%         0.50%**
 Expenses, prior to waiver from The
   Bank of New York.......................         0.51%**      0.54%     0.60%         0.77%**
 Net investment income, net of waiver
   from The Bank of New York..............         1.67%**      0.74%     0.48%         1.01%**

* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                               Classic Shares
                                            -------------------------------------------------
                                                                Year Ended      For The Period
                                            Six Months Ended   December 31,     April 1, 2002*
                                             June 30, 2005   ----------------       Through
                                              (Unaudited)      2004     2003   December 31, 2002
                                            ---------------- -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $  1.00      $  1.00  $  1.00       $  1.00
                                                -------      -------  -------       -------
Gain from investment operations
Net investment income......................       0.007        0.005    0.003         0.006
                                                -------      -------  -------       -------
Dividends
Dividends from net investment income.......      (0.007)      (0.005)  (0.003)       (0.006)
                                                -------      -------  -------       -------
Net asset value at end of period...........     $  1.00      $  1.00  $  1.00       $  1.00
                                                -------      -------  -------       -------
TOTAL RETURN:
 Total investment return based on net asset
   value/(a)/..............................        0.71%        0.46%    0.29%         0.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $ 9,085      $14,853  $ 4,421       $ 5,330
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.75%**      0.74%    0.69%         0.75%**
 Expenses, prior to waiver from The Bank
   of New York.............................        0.76%**      0.77%    0.79%         0.96%**
 Net investment income, net of waiver from
   The Bank of New York....................        1.36%**      0.63%    0.29%         0.68%**

* Commencement of offering of shares.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                               VALUE
------------                       --------------
             United States Government
             Agencies &
             Obligations--59.1%
             United States Treasury Bills+--42.5%
$100,000,000 2.70%-2.80%, 7/07/05. $   99,954,103
  95,000,000 2.68%-2.74%, 7/14/05.     94,907,008
 100,000,000 2.75%-2.91%, 7/21/05.     99,845,472
 110,000,000 2.77%-2.91%, 7/28/05.    109,764,276
  96,000,000 2.77%-2.82%, 8/04/05.     95,747,687
  70,000,000 2.82%-2.84%, 8/11/05.     69,774,500
 105,000,000 2.84%-2.87%, 8/18/05.    104,600,621
  40,000,000 2.88%, 8/25/05.......     39,824,000
  40,000,000 2.90%, 9/01/05.......     39,800,153
  30,000,000 2.95%, 9/08/05.......     29,830,375
  50,000,000 2.91%, 9/15/05.......     49,693,361
  40,000,000 2.98%, 9/22/05.......     39,726,331
  40,000,000 2.96%, 9/29/05.......     39,704,500
  40,000,000 3.08%, 11/03/05......     39,572,222
  30,000,000 3.10%, 11/10/05......     29,659,550
                                   --------------
                                      982,404,159
                                   --------------
             United States Treasury Notes--16.6%
  75,000,000 1.50%, 7/31/05.......     74,905,785
  90,000,000 2.00%, 8/31/05.......     89,855,421
  90,000,000 1.625%, 9/30/05......     89,748,010
  30,000,000 1.625%, 10/31/05.....     29,844,970
  70,000,000 2.25%, 4/30/06.......     69,350,539
  30,000,000 2.50%, 5/31/06.......     29,748,603
                                   --------------
                                      383,453,328
                                   --------------
             Total United States
             Government Agencies
             & Obligations
             (Cost $1,365,857,487)  1,365,857,487
                                   --------------

 PRINCIPAL
  AMOUNT                                    VALUE
------------                             ------------
             Repurchase
             Agreements --41.1%
             Repurchase Agreement with Barclay's
             Capital, Inc.--4.3%
$100,000,000 2.85%, dated 6/30/05,
             due 7/01/05 repurchase
             price $100,007,917
             (Collateral--UST Strips,
             0.00%, 11/15/15-
             2/15/25; aggregate market
             value plus accrued interest
             $102,000,056).............. $100,000,000
                                         ------------
             Repurchase Agreement with
             Citigroup--10.0%
 230,000,000 2.85%, dated 6/30/05,
             due 7/01/05 repurchase
             price $230,018,208
             (Collateral--UST Strip,
             0.00%, 2/15/14; aggregate
             market value plus accrued
             interest $234,600,001).....  230,000,000
                                         ------------
             Repurchase Agreement with Deutsche
             Bank AG--6.9%
 160,618,000 2.95%, dated 6/30/05,
             due 7/01/05 repurchase
             price $160,631,162
             (Collateral--UST Bond,
             6.25%, 5/15/30; UST
             Notes, 2.25%-3.00%,
             2/15/07-2/15/09; UST
             Strips, 0.00%, 11/15/08-
             8/15/29; aggregate market
             value plus accrued interest
             $163,830,566)..............  160,618,000
                                         ------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         June 30, 2005 (Unaudited)

 PRINCIPAL
  AMOUNT                                   VALUE
------------                          --------------
             Repurchase
             Agreements (Continued)
             Repurchase Agreement with Goldman
             Sachs & Co.--9.9%
$229,000,000 2.80%, dated 6/30/05,
             due 7/01/05 repurchase
             price $229,017,811
             (Collateral--UST Bill,
             0.00%, 11/03/05; UST
             Note, 3.625%, 1/15/10;
             aggregate market value
             plus accrued interest
             $233,580,216)........... $  229,000,000
                                      --------------
             Repurchase Agreement with Morgan
             Stanley--10.0%
 230,000,000 2.90%, dated 6/30/05,
             due 7/01/05 repurchase
             price $230,018,528
             (Collateral--UST Strips,
             0.00%, 2/15/13-5/15/17;
             aggregate market value
             plus accrued interest
             $234,742,951)...........    230,000,000
                                      --------------
             Total Repurchase
             Agreements
             (Cost $949,618,000).....    949,618,000
                                      --------------
             Total Investments
             (Cost $2,315,475,487)(a)
             --100.2%................  2,315,475,487
             Liabilities in excess of
             other assets--(0.2%)....     (3,618,150)
                                      --------------
             Net Assets--100.0%...... $2,311,857,337
                                      --------------

+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
(a)The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

         Assets:
           Investments at market value, including
            repurchase agreements of $949,618,000
            (Cost $2,315,475,487)...................... $2,315,475,487
           Receivables:
            Investments sold...........................  1,161,785,152
            Capital stock sold.........................    110,551,683
            Interest...................................      1,925,158
           Other assets................................         36,118
                                                        --------------
            Total Assets...............................  3,589,773,598
                                                        --------------
         Liabilities:
           Payables:
            Investments purchased......................  1,104,579,294
            Capital stock repurchased..................    167,743,548
            Dividends..................................      4,576,419
            Services provided by The Bank of New
             York......................................        609,715
           Accrued expenses and other liabilities......        407,285
                                                        --------------
            Total Liabilities..........................  1,277,916,261
                                                        --------------
         Net Assets:................................... $2,311,857,337
                                                        --------------
         Sources Of Net Assets:
           Capital stock @ par......................... $    2,311,826
           Paid in capital.............................  2,309,539,738
           Undistributed net investment income.........         34,988
           Accumulated net realized loss on
            investments................................        (29,215)
                                                        --------------
         Net Assets.................................... $2,311,857,337
                                                        --------------
         Hamilton Shares:
         Net assets.................................... $  361,966,798
                                                        --------------
         Shares outstanding............................    361,962,353
                                                        --------------
         Net asset value, offering price and repurchase
          price per share.............................. $         1.00
                                                        --------------
         Premier Shares:
         Net assets.................................... $1,632,977,188
                                                        --------------
         Shares outstanding............................  1,632,983,416
                                                        --------------
         Net asset value, offering price and repurchase
          price per share.............................. $         1.00
                                                        --------------
         Classic Shares:
         Net assets.................................... $  316,913,351
                                                        --------------
         Shares outstanding............................    316,879,962
                                                        --------------
         Net asset value, offering price and repurchase
          price per share.............................. $         1.00
                                                        --------------
         Hamilton Shares authorized @ $.001 par
          value........................................  2,000,000,000
         Premier Shares authorized @ $.001 par
          value........................................  2,000,000,000
         Classic Shares authorized @ $.001 par value...  2,000,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

           Investment Income:
             Interest.................................. $27,171,608
                                                        -----------
           Expenses:
             Servicing fee--Premier Shares.............   1,858,622
              Classic Shares...........................     380,044
             Advisory..................................   1,063,478
             Administration............................     957,130
             12b-1 fee--Classic Shares.................     380,044
             Custodian.................................      60,451
             Registration and filings..................      30,361
             Transfer agent............................      29,215
             Audit.....................................      27,920
             Insurance.................................      22,582
             Legal.....................................      15,491
             Reports to shareholders...................      14,568
             Cash management...........................      14,134
             Directors.................................       9,436
             Other.....................................      40,721
                                                        -----------
              Total Expenses...........................   4,904,197
             Earnings credit adjustment (Note 3).......        (916)
                                                        -----------
              Net Expenses.............................   4,903,281
                                                        -----------
              Net Investment Income....................  22,268,327
                                                        -----------
           Realized Loss on Investments:
             Net realized loss on investments..........     (30,328)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $22,237,999
                                                        -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                                                       Six Months Ended    Year Ended
                                                                                        June 30, 2005     December 31,
                                                                                         (unaudited)          2004
                                                                                       ---------------- ---------------
Operations:
  Net investment income............................................................... $    22,268,327  $    17,221,717
  Net realized gain (loss) on investments.............................................         (30,328)           1,113
                                                                                       ---------------  ---------------
   Net increase in net assets resulting from operations...............................      22,237,999       17,222,830
                                                                                       ---------------  ---------------
Dividends To Shareholders:
  Dividends from net investment income: Hamilton Shares...............................      (3,922,196)      (3,894,779)
                         Premier Shares...............................................     (15,549,373)     (11,464,906)
                         Classic Shares...............................................      (2,796,759)      (1,868,374)
                                                                                       ---------------  ---------------
                                                                                           (22,268,328)     (17,228,059)
                                                                                       ---------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................   2,430,785,724    2,963,790,708
                     Premier Shares...................................................   9,650,629,028    9,558,370,375
                     Classic Shares...................................................   3,807,860,124    4,596,480,853
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........       1,686,305        1,582,977
                                    Premier Shares....................................       1,622,139        1,262,331
                                    Classic Shares....................................       2,512,067        1,508,075
  Value of capital stock repurchased: Hamilton Shares.................................  (2,512,119,896)  (2,820,645,365)
                      Premier Shares..................................................  (9,491,399,622)  (9,367,490,366)
                      Classic Shares..................................................  (3,790,913,392)  (4,653,836,417)
                                                                                       ---------------  ---------------
  Net increase in net assets resulting from capital stock transactions................     100,662,477      281,023,171
                                                                                       ---------------  ---------------
   Increase in Net Assets.............................................................     100,632,148      281,017,942
Net Assets:
  Beginning of year...................................................................   2,211,225,189    1,930,207,247
                                                                                       ---------------  ---------------
  End of period (includes undistributed net investment income of $34,988 at
   June 30, 2005 and $34,989 at December 31, 2004).................................... $ 2,311,857,337  $ 2,211,225,189
                                                                                       ---------------  ---------------
Changes In Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................   2,430,785,725    2,963,790,708
         Premier Shares...............................................................   9,650,629,028    9,558,370,375
         Classic Shares...............................................................   3,807,847,071    4,596,468,970
  Shares issued on reinvestment of dividends: Hamilton Shares.........................       1,686,304        1,582,977
                           Premier Shares.............................................       1,622,139        1,262,331
                           Classic Shares.............................................       2,512,066        1,508,075
  Shares repurchased: Hamilton Shares.................................................  (2,512,119,880)  (2,820,643,728)
             Premier Shares...........................................................  (9,491,399,622)  (9,367,490,366)
             Classic Shares...........................................................  (3,790,913,392)  (4,653,836,417)
                                                                                       ---------------  ---------------
   Net increase.......................................................................     100,649,439      281,012,925
  Shares outstanding, beginning of year...............................................   2,211,176,292    1,930,163,367
                                                                                       ---------------  ---------------
  Shares outstanding, end of period...................................................   2,311,825,731    2,211,176,292
                                                                                       ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights


                                                         Hamilton Shares
                                 --------------------------------------------------------------
                                  Six Months
                                     Ended                  Year Ended December 31,
                                 June 30, 2005 ------------------------------------------------
                                  (Unaudited)    2004      2003      2002      2001      2000
                                 ------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................   $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                   --------    --------  --------  --------  --------  --------
Gain from investment operations
Net investment income...........      0.012       0.011     0.009     0.015     0.039     0.059
                                   --------    --------  --------  --------  --------  --------
Dividends
Dividends from net investment
  income........................     (0.012)     (0.011)   (0.009)   (0.015)   (0.039)   (0.059)
                                   --------    --------  --------  --------  --------  --------
Net asset value at end of period   $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                   --------    --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/..........       1.16%       1.07%     0.91%     1.54%     3.94%     6.09%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............   $361,967    $441,619  $296,892  $288,414  $202,303  $279,014
Ratio to average net assets of:
 Expenses.......................       0.21%*      0.23%     0.24%     0.23%     0.24%     0.26%
 Net investment income..........       2.33%*      1.12%     0.91%     1.51%     4.02%     5.98%

* Annualized
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                               Premier Shares
                                 -------------------------------------------------------------------------
                                 Six Months Ended                  Year Ended December 31,
                                  June 30, 2005   --------------------------------------------------------
                                   (unaudited)       2004        2003        2002        2001       2000
                                 ---------------- ----------  ----------  ----------  ----------  --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                    ----------    ----------  ----------  ----------  ----------  --------
Gain from investment operations
Net investment income...........         0.010         0.008       0.007       0.013       0.036     0.057
                                    ----------    ----------  ----------  ----------  ----------  --------
Dividends
Dividends from net investment
  income........................        (0.010)       (0.008)     (0.007)     (0.013)     (0.036)   (0.057)
                                    ----------    ----------  ----------  ----------  ----------  --------
Net asset value at end of
  period........................    $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                    ----------    ----------  ----------  ----------  ----------  --------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/..........          1.04%         0.82%       0.66%       1.29%       3.68%     5.82%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............    $1,632,977    $1,472,147  $1,280,008  $1,511,644  $1,064,661  $684,865
Ratio to average net assets of:
 Expenses.......................          0.46%*        0.48%       0.49%       0.48%       0.49%     0.50%
 Net investment income..........          2.09%*        0.81%       0.65%       1.27%       3.49%     5.76%

* Annualized
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                           Classic Shares
                                 -----------------------------------------------------------------
                                 Six Months Ended              Year Ended December 31,
                                  June 30, 2005   ------------------------------------------------
                                   (Unaudited)      2004      2003      2002      2001      2000
                                 ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                     --------     --------  --------  --------  --------  --------
Gain from investment operations
Net investment income...........        0.009        0.006     0.004     0.010     0.034     0.054
                                     --------     --------  --------  --------  --------  --------
Dividends
Dividends from net investment
  income........................       (0.009)      (0.006)   (0.004)   (0.010)   (0.034)   (0.054)
                                     --------     --------  --------  --------  --------  --------
Net asset value at end of
  period........................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                     --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/..........         0.91%        0.59%     0.43%     1.03%     3.42%     5.56%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............     $316,913     $297,459  $353,307  $288,290  $289,014  $299,631
Ratio to average net assets of:
 Expenses.......................         0.71%*       0.71%     0.72%     0.73%     0.74%     0.75%
 Net investment income..........         1.84%*       0.57%     0.42%     1.03%     3.33%     5.47%

* Annualized
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization and Business

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-one separate series. The four series presented in these financial statements are the BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  The Enhanced Income Fund offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund consist of these classes of shares: Hamilton Shares, Premier Shares and Classic Shares.

  Class A Shares are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Hamilton Shares, Premier Shares, Classic Shares and Institutional Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Enhanced Income Fund--To generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity (the Fund is not a money market fund);

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments;

.. New York Tax-Exempt Money Fund--To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  For the Enhanced Income Fund, the determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in the Enhanced Income Fund and securities included in the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium.

Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                       % of Average
                     Daily Net Assets
                     ----------------
Enhanced Income Fund       .10%
Money Fund..........       .10%
New York Tax-Exempt
 Money Fund.........       .10%
Treasury Money Fund.       .10%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York under the terms of a sub-administration agreement.

  The Administrator's fee is payable monthly at a rate of .09% on each Fund's first $3 billion of the average daily net assets and at a rate of .075% on each Fund's average daily net assets in excess of $3 billion.

  During the six months ended June 30, 2005, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                                                    Amount
                                                  ----------
                   Enhanced Income Fund.......... $   84,793
                   Money Fund....................  1,968,447
                   New York Tax-Exempt Money Fund    101,649
                   Treasury Money Fund...........    733,822

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the

Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2005 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2005, the Money Fund and the New York Tax-Exempt Money Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

         Class A Class C Institutional
         Shares  Shares     Shares
         ------- ------- -------------
Enhanced
 Income
 Fund...  .50%    1.25%       .25%

                                   Hamilton Premier Classic
                                    Shares  Shares  Shares
                                   -------- ------- -------
                     New York Tax-
                      Exempt Money
                      Fund........   .25%     .50%    .75%

  The Money Fund and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 2005.

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Classic Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the annual average daily net assets of the Classic Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Enhanced Income Fund that it has received front-end sales charges of $121 from the sale of Class A Shares and received contingent deferred sales charges of $535 imposed upon redemptions of Class C Shares during the six months ended June 30, 2005.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund, New York Tax-Exempt Money Fund and the Treasury Money Fund, pursuant to which, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund are sold through certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Premier Shares and Classic Shares of the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund.

4. Portfolio Securities

  For the six months ended June 30, 2005, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                      Enhanced Income Fund
                    ------------------------
                     Purchases     Sales
                    ----------- ------------
US Gov't Securities $14,396,697 $ 63,254,795
All Others.........  37,315,341  142,126,587

5. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2004 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                     Capital Loss
                     Carryforward Expiration
                     ------------ ----------
Enhanced Income Fund    205,618      2011
                      1,689,718      2012
New York Tax-Exempt
 Money Fund.........      1,030      2005
                          1,681      2007
                          1,412      2010

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Enhanced Income Fund deferred post-October losses in the amount of $928,120 during 2004.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

                                 *Distributions paid from:
                            -----------------------------------
                                           Net        Total
                                        long term    taxable
                             Ordinary    capital  distributions
                              Income      gains       paid
                            ----------- --------- -------------
                Enhanced
                 Income
                 Fund...... $ 7,434,738    --      $ 7,434,738
                Money
                 Fund......  68,279,174    --       68,279,174
                New York
                 Tax-Exempt
                 Money
                 Fund......      97,036    --           97,036
                Treasury
                 Money
                 Fund......  17,228,059    --       17,228,059

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $1,912,758.

  As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                    Undistributed Undistributed             Accumulated     Unrealized          Total
                      ordinary      long-term   Accumulated capital and   appreciation/      accumulated
                       income     capital gains  earnings   other losses  (depreciation)  earnings/(deficit)
                    ------------- ------------- ----------- ------------  --------------  ------------------
Enhanced Income
 Fund..............       $76,014            --     $76,014  $(2,823,456)    $(1,221,452)        $(3,968,894)
Money Fund.........        88,665            --      88,665           --              --              88,665
New York Tax-Exempt
 Money Fund........            --            --          --       (4,123)             --              (4,123)
Treasury Money Fund        36,102            --      36,102           --              --              36,102

6. Written Option Activity

  For the six months ended June 30, 2005, the Enhanced Income Fund did not have any written options activity.

7. Reclassification Of Capital
Accounts

  At December 31, 2004, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of the amortization of premiums, reclassification of distributions, paydown gains/(losses), and the expiration of unused capital loss carryforwards. Net investment income, net realized gains, and net assets were not affected by these changes.

                                                   Undistributed
                                    Undistributed  capital gains/
                                    net investment  (accumulated  Paid in
                                        Income        losses)     capital
                                    -------------- -------------- -------
     Enhanced Income Fund..........   $1,531,652    $(1,531,652)       --
     Money Fund....................        2,679         (2,679)       --
     New York Tax-Exempt Money Fund           --          2,954   $(2,954)

8. Concentration Of Risk

  The New York Tax-Exempt Money Fund invest substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

9. Subsequent Event

  Effective July 1, 2005, the Board approved new fee rates for the calculation of the Advisory Fees and the Administration Fees as follows:

  For the Enhanced Income Fund, the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund, there will be a .005% reduction of Advisory fees at $2 billion in net assets. Also, there will be an additional .005% reduction at $5 billion and $10 billion in net assets.

  The Administrator's fee for the Enhanced Income Fund, the Money Fund, the New York Tax-Exempt Money Fund and the Treasury Money Fund has changed from a tiered rate of .09% on the first $3 billion of average net assets and a rate of ..075% on each Fund's average daily net assets in excess of $3 billion to an annual rate of .07% of each Fund's average daily net assets.

  Effective July 1, 2005, the Board also approved the appointment of The Bank of New York to serve as the Funds' Administrator. The Bank of New York has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

         Information about Advisory Agreements

    The directors unanimously approved at a meeting held on June 6, 2005 the continuance of the Investment Advisory Agreements between the Funds and the Adviser in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements"). As discussed below, the advisory fees payable under certain of the renewed Investment Advisory Agreements are lower than previous levels.

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser on May 5 by telephone and in person on May 12 and 13. Following the receipt of additional materials and proposals requested from the Adviser, the directors further considered the Agreements at meetings by telephone on June 2 and in person June
6. In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

      1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged index;

      2.the nature, extent and quality of investment and administrative services rendered by the Adviser;

      3.payments received by the Adviser from all sources in respect of each Portfolio;

      4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

      5.comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

      6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

      7.the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

      8.other fall-out benefits which the Adviser and its affiliates receive from their relationships to the Portfolios;

      9.information about fees charged by the Adviser to other clients with similar investment objectives;

     10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser; and

     11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser based on their experience as directors and on the responses and materials provided by the Adviser in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

    The directors determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser

    The directors noted that, under the Investment Advisory Agreements, the Adviser, subject to the supervision of the directors, manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements.

Costs of Services Provided and Profitability to the Adviser

    At the request of the directors, the Adviser provided information concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. Operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio was provided and discussed. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

    The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive In reaching this view, the directors viewed favorably the reduction in administration fees for the money market funds to ..09% on each Fund's first $3 billion of average daily net assets and .075% on each Fund's average daily net assets in excess of $3 billion as of July 1, 2004 and the further reduction to .07% of average daily net assets as of July 1, 2005 and for the nonmoney market funds to .125% on each Fund's first $300 million of average daily net assets and .10% on each Fund's average daily net assets in excess of $300 million as of July 1, 2004 and the further reduction to .10% of average daily net assets as of July 1, 2005. In addition, the directors viewed favorably the Adviser's proposals to reduce certain advisory fees discussed below. The directors also noted information provided by the Adviser regarding certain anticipated increases in the cost of providing services to the Portfolios.

Fall-Out Benefits

    The directors considered that the Adviser benefits from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities. The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as determined by the Data Provider ("Data Provider Category") and with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. The directors reviewed information showing performance of each Portfolio compared to the funds in its Data Provider Category over the 1-, 3- and 5-year periods ended March 31, 2005 and compared to an appropriate securities index over comparable periods.

    Money Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Money Fund was better than that of its Data Provider Category median.

    Treasury Money Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Treasury Money Fund was better than that of its Data Provider Category median.

    New York Tax-Exempt Money Fund. The directors noted that the performance for the 1- and 3- year periods of the New York Tax-Exempt Money Fund was better than that of its Data Provider Category median.

    Enhanced Income Fund. The directors noted that, although the 1-year performance of the Enhanced Income Fund lagged the median of its Data Provider Category, the Fund's performance for the first quarter of 2005 demonstrated improvement. The directors also noted that this Fund has a target duration shorter than many funds within its Data Provider Category, and that the Fund is one of only a few funds in its Data Provider Category that is limited to investing in AAA-rated securities, which factors may translate to somewhat lower returns for the Fund's portfolio securities.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

    The directors also considered the fees the Adviser charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. Although there is no clear pattern to the difference between the Funds' advisory fees and those charged other clients, fees charged to the money market funds tended to be at the lower end of the range of those charged to other clients, and those charged to the other Portfolios tend to be above the median of those charged others, with the exception of U.S. Bond Market Index Fund, International Equity Fund, S&P Index Fund and Large Cap Value Fund, where the Portfolios' fees exceeded those of other clients. The directors were also mindful that, for many of the Portfolios, the Adviser had capped expenses and was not receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as a Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolios.

    In advance of the May 12 meeting, the Adviser proposed certain advisory fee reductions and the adoption of breakpoints. Following the directors' review of those proposals and further discussions with the Adviser, the following advisory fee proposals were adopted:

                                                     CURRENT FEE (PERCENTAGE OF     AGREED REDUCED FEE (PERCENTAGE
                                                     AVERAGE DAILY NET ASSETS)       OF AVERAGE DAILY NET ASSETS)
1. Money Fund, Treasury Money Fund, New Tax-                   0.10%            0.10% up to $2 billion
Exempt Money Fund and Enhanced Income Fund                                      0.095% from $2 billion up to $5 billion
                                                                                0.09% from $5 billion up to $10 billion
                                                                                0.085% in excess of $10 billion
-----------------------------------------------------------------------------------------------------------------------
2. International Equity and International Equity CRT           0.75%            0.50%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    For all other equity and fixed income funds, except International Equity, International Equity CRT and High Yield Funds, there will be a decrement in the fees of 0.05% on assets from $500 million to $1 billion and of 0.10% on assets in excess of $1 billion.

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors believed that these fee schedules will, if assets grow, provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 and the July 1, 2005 reduction in administration fees, which affect all Portfolios.

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------

Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  Age 70            Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  Age 53                            Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  Age 55                            Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                            Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communications,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  Age 56                            Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  Age 65                            Bank of New York, 1994 to 2003; Chairman
                                    and Director, Ivy Asset Management, 2000 to
                                    2003.

                                                          Principal Occupations
        Officers               Position                   During Past Five Years
        --------               --------                   ----------------------
Kevin J. Bannon.......... President and       Executive Vice President and Chief Investment
  Age 52                  Chief Executive     Officer, The Bank of New York, 1993 to
                          Officer             Present.

Guy Nordahl.............. Treasurer and       Vice President, The Bank of New York, 1999
  Age 39                  Principal Financial to Present.
                          Officer

Ellen Kaltman............ Chief Compliance    Managing Director, Compliance, 1999 to
  Age 57                  Officer             Present.

Michael A. Grunewald..... Vice President      Director of Client Services, BISYS Fund
  Age 35                                      Services Ohio, Inc., 1993 to Present.

Kim R. Smallman.......... Secretary           Counsel, Legal Services, BISYS Fund Services
  Age 33                                      Ohio, Inc., 2002 to Present; Attorney, Private
                                              Practice, 2000 to 2002.

Alaina V. Metz........... Assistant Secretary Chief Administrator, Administration Services
  Age 38                                      of BISYS Fund Services Ohio, Inc., 1995 to
                                              Present.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Tait, Weller & Baker

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Enhanced Income Fund or Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Treasury Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Treasury Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Treasury Money Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.
                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                               BNY-SAR-MNY 6/05

                                   [LOGO] BNY


                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2005


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semi-annual Report for the BNY Hamilton Funds for the six months ended June 30, 2005. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The tone of the equity markets was essentially flat over the first six months of 2005, as investors contended with a series of mixed and frequently contradictory signals about the direction of the U.S. economy. Inflation briefly emerged as a concern early in the year, but in a fairly short time the prospects for rising prices began to dim. This was somewhat surprising, given continued steep increases in oil prices. Even as the price per barrel of oil neared historic highs, it appeared to have little impact on corporate and consumer spending, which remained solid.

Growth in economic output and corporate earnings began to slow over the period. This may not universally be viewed as a positive situation, but it is in fact a sign of a normally functioning, and maturing, economic cycle. In the early years of a recovery, rapid growth and expansion are to be expected; in later years, a more moderate pace typically takes hold, as appears to be the case so far this year. Throughout the course of this recovery, job growth has been disappointing. While evidence of sustainable job gains remained elusive for much of the period, in June positive reports pointed to meaningful improvement in this area. It remains to be seen if that trend will firmly establish itself in the second half of the year--and, if it does, whether it will lead to renewed fears of inflation.

For the six-month period, the S&P 500(R) Index of large-capitalization U.S. stocks returned -0.81%. The Russell 2000 Index of small-cap stocks posted a total return of -1.25% for the same period. While large caps outperformed for the period as a whole, small-cap stocks posted stronger performance in the second quarter and appeared to be on the upswing going into the year's second half. In the past few years, many companies have taken steps to strengthen their balance sheets and otherwise improve their financial flexibility. The result has been that many companies have significant amounts of cash on hand--money that may be deployed in coming months to acquire attractive smaller companies. This renewed interest in acquisition activity could give further support to the small-cap market.

A positive development in the equity marketplace is that investors appear to be placing greater emphasis on higher-quality, reasonably valued companies and giving less favor to more speculative stocks. An environment in which economic and earnings growth run near their historical levels may not offer as much short-term excitement as periods offering double-digit expansion. It does, however, offer the potential for sustainable growth and more satisfying results over the long term, particularly for investors who want to keep portfolio volatility at reasonable levels.

As in recent reporting periods, global equity markets faced many of the same issues as the U.S. Geopolitical uncertainty, particularly in the Middle East, remains a concern, as does the prospect of further terrorist activity. Also, questions remain about the health of the global economic recovery, and fears of inflation periodically raise their head.

One situation that did change substantially was the relative value of the U.S. Dollar versus the Euro, British Pound, and Japanese Yen. While the dollar is still weaker against these currencies than it was a few years ago, it has rebounded significantly from its recent lows. Turbulence related to the rejection of the proposed European Union constitution by France and the Netherlands played a role in European currencies' losses against the dollar. Most observers were relieved to see the dollar regain some of its strength, even if it does help to make U.S. goods exported into foreign markets more expensive. (Of course, it also helps to reduce the price of foreign goods entering the U.S.) For U.S. based investors, though, the dollar's gains cut into returns from foreign markets once they were converted into U.S. currency. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -1.17%, in line with major domestic equity indexes.

In the fixed-income markets, the Federal Reserve continued its steady march of short-term interest rate increases dating back to June 2004. The central bank raised rates by a quarter point at each of its four meetings in the first half of the year, bringing the target federal funds target rate to 3.25% by the end of the period. While none of the Federal Reserve's rate hikes could be considered a surprise, after recent meetings there has been a greater amount of speculation with regard to just how much longer the increases will go on.

In the year's first quarter, longer-term rates rose along with shorter ones, driven in large part by anticipation of higher rates of inflation. As it became clear that inflation was set to remain tame--thanks in part to the Federal Reserve's tightening activity--yields on longer-maturity bonds began to retreat, and ultimately ended the half-year lower than they were at the start. The result was a flatter yield curve, which presented investors with a relatively narrow difference between yields on short- and long-maturity bonds. Because mortgage rates are largely pegged to yields on 10-year Treasurys, consumers still could take advantage of favorable home lending terms, fueling continued strength in the housing market.

Continuing a trend from 2004, Treasury securities underperformed major "spread" sectors--including corporate, mortgage-backed, asset-backed, and agency securities. Market interest rates remained low enough, particularly among longer maturities, to drive investors to seek higher-yielding alternatives. Unlike 2004, however, in the first six months of this year higher-quality issues outperformed their lower-rated counterparts. The generally positive state of the U.S. economy has helped to keep default rates on corporate bonds at low levels, and has also helped to reinforce the credit standing of municipal debt issuers.

Looking forward, it appears that the U.S. economy is positioned to lend good support to the financial markets. We are at last seeing signs of the job growth that is essential to long-term economic health. While economic and earnings growth are moderating, they are only retreating to levels that are very much in keeping with historical averages, which suggests a level of sustainability at this pace.

There can be no question that areas of uncertainty remain in the world, both economically and politically. But that is far from an unprecedented situation. And the U.S. economy has a long history of contending with challenges and finding a way to prosper. While it is not possible to predict the exact path of future events here at home or around the globe, what you can count on is that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady.

Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      19

Portfolio Summaries...................      22

BNY Hamilton High Yield Fund
  Schedule of Investments.............      28
  Statement of Assets and Liabilities.      40
  Statement of Operations.............      40
  Statements of Changes in Net Assets.      41
  Financial Highlights................      42

BNY Hamilton Intermediate Government Fund
  Schedule of Investments.............      45
  Statement of Assets and Liabilities.      51
  Statement of Operations.............      51
  Statements of Changes in Net Assets.      52
  Financial Highlights................      53

BNY Hamilton Intermediate Investment Grade
 Fund
  Schedule of Investments.............      55
  Statement of Assets and Liabilities.      65
  Statement of Operations.............      65
  Statements of Changes in Net Assets.      66
  Financial Highlights................      67

BNY Hamilton Intermediate New York
 Tax-Exempt Grade Fund
  Schedule of Investments............. Page  70
  Statement of Assets and Liabilities.       79
  Statement of Operations.............       79
  Statements of Changes in Net Assets.       80
  Financial Highlights................       81

BNY Hamilton Intermediate Tax-Exempt Fund
  Schedule of Investments.............       84
  State Diversification...............       94
  Statement of Assets and Liabilities.       95
  Statement of Operations.............       95
  Statements of Changes in Net Assets.       96
  Financial Highlights................       97

BNY Hamilton U.S. Bond Market Index Fund
  Schedule of Investments.............       99
  Statement of Assets and Liabilities.      111
  Statement of Operations.............      111
  Statements of Changes in Net Assets.      112
  Financial Highlights................      113

Notes to Financial Statements.........      115

Information about Advisory and
 Sub-Advisory Agreements..............      124

Directors and Officers................      130

BNY Hamilton High Yield Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 Although the Fund's yield may be higher than that of fixed income funds that purchase investment grade securities or higher rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q: What factors influenced the investment environment for high-yield bonds during the first half of 2005?
A: Auto makers played a dominant role in the market environment for high-yield debt as General Motors entered the Merrill Lynch High Yield Master Index in June. GM is the Index's largest issuer on record, with a market weight in excess of 6%. Initial reactions were positive for the high-yield market, as the investment community absorbed the large degree of supply without incident and bonds traded well during their first month in the benchmark.

   In addition, net cash flows of investor money into high-yield mutual funds were largely negative during the first five months of 2005, leading to a brief backup in high-yield yields. By early June, however, this trend began to reverse itself, with positive inflows returning. We anticipate this could continue in the second half of 2005.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2005, the Fund returned 0.65% for Institutional Class Shares and 0.53% for Class A Shares. For the same period, the Merrill Lynch BB-B Non-Distressed Index returned 1.79%.

Q: What factors accounted for the Fund's performance?
A: The Fund's underperformance was largely due to our deliberate avoidance of bonds from General Motors as the company entered the Index. We lacked confidence in GM's management, competitive market position and product mix. Further, its sizeable pension and insurance obligations cause it to fail our credit screens at this time. While auto makers generally had a difficult six months, GM bonds rallied in June. Missing out on this upturn had significant negative impact on our returns.

   Before the introduction of GM to the Index, our performance benefited from our lack of holdings in CCC rated issues. Another positive factor was a rebound in bonds from larger-capitalization issuers, which make up the core of our portfolio.

Q: Which of the Fund's holdings were the best performers?
A: Among our strongest performers for the six months were Williams Cos. in Energy, AES in Real Estate, and MCI in Telecommunications.

Q: How did the portfolio's composition change over the period?
A: Our portfolio composition remained roughly the same throughout the first half of 2005. We have reduced the Fund's duration nominally to allow for a potential rise in interest rates, and have been increasing our exposure to bonds rated BB over single-B issues. Keeping our cash level marginally higher, at approximately 3% of assets, is intended to allow us flexibility to capture market opportunities.

   We continue to underweight Auto-related issues (still avoiding GM entirely), as well as Construction-related sectors, where we believe valuations have been too rich. We are overweighting Media companies, particularly publishers, as well as select Utilities that have made concerted efforts to reinforce their balance sheets.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the remainder of 2005?
A: In our view, a healthy economy and historically low default rates are currently providing a positive outlook for High Yield bonds. Demand for High Yield debt remains strong, with new bond issuance improving.

   The GM situation appears to have stabilized, though at this point we believe the auto market may still face some volatility due to higher oil prices and competitive vehicle pricing. Overall, however, High Yield bonds appear positioned to continue to provide an effective diversification element for most investment strategies.

                                                                            TRAILING   TRAILING    SINCE
                                        CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005              MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON HIGH YIELD FUND
(INSTITUTIONAL SHARES)                   1.34%   2.49%    0.65%    8.10%      N/A        N/A        7.02%
-----------------------------------------------------------------------------------------------------------
MERRILL LYNCH BB-B NON DISTRESSED INDEX  1.78%   3.07%    1.79%   10.53%     11.33%     8.60%      10.09%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has contractually agreed to limit the expenses of the Fund to 0.89% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.89% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Inception date for this Fund is 5/1/03.

The Merrill Lynch BB-B Non Distressed Index is a sub-index of the Merrill Lynch High Yield Master Index, a market-value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The Merrill Lynch BB-B Non Distressed Index is composed of BB and B compositely rated bonds with an Option Adjusted Spread (OAS) of less than 1,000 basis points relative to duration matched Treasuries. The index does not have any fees or expenses. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Government Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. government bonds during the first half of 2005?
A: In the first quarter of the year, there were signs of improvement in economic activity, as well as indications that inflation could be building steam. These trends caused yields across most bond maturities to move upward, with the effect being most pronounced among shorter bond maturities.

   In the second quarter, though, inflation fears eased somewhat, and reports showed that employment growth was less than robust. Also, global capital continued to flow into the U.S., driving strong demand for government securities. These factors combined to push yields down across most bond maturities. For the six months, yields on bonds with maturities five years or longer declined. The yield curve flattened as the difference between yields on two-year and 30-year Treasurys narrowed by 1.20 percentage points.

   Over the course of the six months, the Federal Reserve continued its tightening cycle. After four hikes of 0.25 percentage points each, the target rate stood at 3.25% by period's end.

   The performance of non-Treasury, or "spread," bonds was directly related to their credit quality. High-quality spread bonds outperformed Treasury securities, while lower-rated debt underperformed. Lower-quality corporates--which are not part of this Fund's investment universe--performed especially poorly, particularly those from the Cable/Media, Auto and Retailing sectors.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2005, the Fund outperformed its benchmark, returning 2.36% for Institutional Class Shares and 2.23% for Class A Shares. Over the same period, the Lehman Brothers Intermediate Government Bond Index returned 1.62%.

Q: What strategies accounted for the Fund's performance?
A: The Fund's short duration--a stance taken in anticipation of rising interest rates--hurt performance over the six months as rates fell for many bond maturities. However, this impact was more than offset by positive contributions from our sector allocations and positioning on the yield curve. Agency mortgages were strong contributors to performance, particularly those in seasoned premium mortgage pools that provided prepayment protection as well as yield. The flattening yield curve also benefited the performance of the Fund's longer maturity Treasury and agency bonds.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: We believe that while there may be some upward pressure on short-maturity bond yields as the Federal Reserve continues to raise short-term interest rates, longer-maturity Treasury yields are likely to remain at relatively low levels. In this environment, we intend to look for opportunities to modestly increase the Fund's duration. We also plan to continue to have significant weightings in mortgage and agency securities, perhaps adding to our positions if conditions warrant.

                                                                         TRAILING   TRAILING   TRAILING
                                     CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2005           MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE GOVERNMENT
FUND (INSTITUTIONAL SHARES)           0.47%   2.54%    2.36%    5.62%     4.47%      6.46%      5.79%
--------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT
BOND INDEX                            0.33%   2.31%    1.62%    4.13%     4.02%      6.18%      6.00%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994 through July 12, 1996. Had the sales load been factored into the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Investment Grade Fund

 Investment Consideration--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with Patrick K. Byrne, Vice President and Portfolio Manager

Q. What factors influenced the environment for investment-grade bonds in the first half of 2005?
A: The Federal Reserve raised short-term interest rates by 0.25 percentage points at all four of its meetings in the first half of the year. These moves, part of a series of nine increases dating back to June 2004, brought the target rate up to 3.25%. The Federal Reserve has indicated that it intends to continue to move rates upward at a measured pace.

   Over the period, the yield on 10-year Treasurys fell by 0.31 percentage points to 3.91%, while the 30-year bond rallied by 0.64 percentage points to 4.19%, a shift that was somewhat surprising as the U.S. Treasury indicated that it is likely to resume issuance of 30-year Treasurys. The 30-year Treasury yield has fallen by 1.09 percentage points since the Federal Reserve began raising rates in June 2004. In no other period during the past 50 years have long-term interest rates fallen when the Federal Reserve was raising short-term rates.

   As a result of rising short-term rates and declining long-term yields, the yield curve flattened over the six months. The spread, or difference, between yields on two-year and 30-year Treasurys narrowed from 1.76 to just
   0.56 percentage points during the period.

   Concerns about general risks in the corporate bond market caused that sector to underperform. Investment grade rated BBB corporates underperformed comparable-duration Treasurys by 1.92 percentage points. This was attributable primarily to weak performance in the Auto sector. Bonds in the securitized sector--mortgage-backed, commercial mortgage-backed, and asset-backed securities--remained strong.

Q: Given this context, how did the Fund perform?
A: The Fund provided a total return of 2.08% for Institutional Class Shares and 1.95% for Class A Shares for the six months ended June 30, 2005. In comparison, the Lehman Brothers Intermediate Government/Credit Index returned 1.59% for the same period.

Q: What factors accounted for the Fund's performance?
A: The Fund's outperformance relative to its benchmark was attributable to a number of factors. These included a slight overweighting in bonds at the longer-maturity end of the yield curve, an overweighting in the securitized sectors, and individual bond selection.

Q: Which of the Fund's holdings were the best performers?
A: Non-Treasury, or "spread," bond sectors posted mixed results relative to their comparable-duration Treasury counterparts. The securitized and U.S. agency sectors were the best performers, while bonds in the corporate sector offered the weakest performance.

   The Fund's heaviest overweighting continued to be in bonds from the securitized sectors. The Fund held 53.5% of assets in Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed securities, while the index's weighting totaled 39.1%. This positioning continued to add value, as Mortgage securities benefited from the relative stability of long-term rates and declining volatility. Although all components of the securitized sector outperformed, our decision to overweight Commercial Mortgage-Backed securities enhanced performance.

Q: How did the portfolio's composition change over the period?
A: During the first half of 2005, we increased the Fund's duration, though our posture remained shorter than that of our benchmark, the Lehman Brothers Intermediate Government/Credit Index. We also strategically decreased our holdings in the Corporate sector, increasing our holdings among securitized bonds.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the remainder of 2005?
A: The trend of low long-term interest rates has persisted for a number of reasons including low global rates, a transparent Federal Reserve, demographic trends, spotty economic numbers, and continued geopolitical risks. In this environment, we have begun to move toward a goal of positioning the Fund's duration at about 5% short of the benchmark level. The Fund will continue to be structured to take advantage of a further flattening of the yield curve.

   Given the outlook for inflation, we sold the Fund's TIPS (Treasury Inflation Protected Securities) in favor of higher-yielding commercial mortgage-backed securities at the end of 2004. TIPS have subsequently underperformed, bringing their prices to more attractive levels. In coming months, we may therefore look to add TIPS back to the portfolio.

   We have begun to increase the Fund's exposure to corporate credits to a modest overweighting, as valuations in this area have become more attractive. Also, we are maintaining the Fund's overweighting in the high-quality and higher-yielding securitized sectors, as interest rates remain in a trading range and volatility remains low. Non-agency mortgage-related securities are likely to continue to add value, mainly among short maturities. The Fund will continue to emphasize mortgage holdings that can perform well in a range of market environments.

                                                                          TRAILING   TRAILING   TRAILING
                                      CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2005            MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE INVESTMENT
GRADE FUND (INSTITUTIONAL SHARES)      0.53%   2.74%    2.08%    6.06%     5.04%      6.27%      5.71%
---------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT/
CREDIT INDEX                           0.42%   2.48%    1.59%    4.78%     5.08%      6.87%      6.34%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor has agreed to assume a portion of the expenses for the Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate New York Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for New York tax-exempt securities during the first half of 2005?
A: The Federal Reserve began raising the federal funds target rate one year ago. Since that time, it has raised rates a total of 2.25 percentage points, with four 0.25 percentage point hikes coming in the first half of 2005. At every meeting, the Federal Reserve's commentary regarding inflation has been of particular interest to the markets, given the impact of the rising price of oil throughout the period.

   Concerns about higher inflation helped to drive interest rates higher across the yield curve during the first quarter. Yields on short-term bonds rose more than those on longer-term bonds, owing in large part to the Federal Reserve's activity, and total returns were generally negative. In the second quarter, the direction of interest rates changed course, moving lower for all maturity ranges except the shortest. The markets' concerns about inflation were largely calmed during this period by the Federal Reserve's commentary, as its focus shifted to the potential negative effects on the economy of oil approaching $60 a barrel. Total returns returned to positive territory, and long-term interest rates came close to the 40-year lows seen in June 2003.

   Overall interest rates ended the period lower than anticipated. The municipal bond yield curve flattened, as the difference between yields for one- and 20-year bonds narrowed to 1.59 percentage points from 2.37 percentage points at the beginning of the year.

   As was the case in 2004, lower than expected interest rates prompted municipalities and their agencies to issue bonds, with issuance in the first half of the year reaching a record-breaking $206.9 billion. This robust supply was easily placed with traditional investors as well with non-traditional hedge, arbitrage and cross-over buyers.

Q: Given this context, how did the Fund perform?
A: The Fund's total return was 1.80% for the Institutional Class Shares, 1.67% for the Class A Shares, and 1.29% for Class C Shares for the six months ended June 30, 2005. For the same period, the Lehman Brothers Five-Year and Seven-Year General Obligation Municipal Bond Indexes returned 0.82% and 1.66%, respectively.
Q: What strategies accounted for the Fund's performance?
A: We entered 2005 with an outlook similar to 2004. We expected the Federal
   Reserve to continue to raise short-term interest rates at a measured pace, and anticipated that longer-term rates would rise but to a lesser degree than short-term bonds. During this period, we positioned the portfolio with a fairly defensive bias, combining a barbell strategy (investing in bonds maturing in five years or less on one end of the barbell, and those maturing in ten years or more on the other) with the use of full-coupon premium bonds. This structure, which we have employed for more than two years, helped our performance over the six months. Bonds maturing in ten years and longer provided the best combination of income and principal return.

   Credit quality also had a positive impact on the Fund. Four holdings had their credit ratings upgraded by Moody's Investors Service or Standard & Poor's, or both. The issuers that were upgraded include our largest holding, New York City Transitional Finance Authority, as well as Long Island Power Authority, New York City, and Triborough Bridge and Tunnel Authority.

Q: How did the portfolio's composition change during the period?
A: We did not change the composition of the portfolio in any substantial way during the six months. The Fund's average maturity and average duration were
   4.77 years and 4.02 years, respectively, virtually unchanged from 4.84 years and 4.05 years at the beginning of the year. Overall credit quality remains high, with 74% of the Fund's positions rated Aaa/AAA or Aa/AA.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: We believe that most of the Federal Reserve's rate increases are behind us.
   While our concerns about possible inflation have not entirely disappeared, we do not believe it will prove as troublesome as was widely anticipated earlier in the year.

   The yield curve is currently much flatter than it has been recently; yields on five-year bonds are now nearly 80% of those on 15-year bonds, compared with only 56% two years ago. This change makes our barbell structure less advantageous. As a result, we expect to begin to move away from that approach in coming months.

                                                                             TRAILING   TRAILING   TRAILING
                                         CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2005               MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW
TAX-EXEMPT FUND (INSTITUTIONAL SHARES)    0.45%   2.40%    1.80%    5.25%     4.12%      5.41%      4.76%
------------------------------------------------------------------------------------------------------------
Lehman Bros. 5 Year G.O. Muni Bond Index  0.40%   1.95%    0.82%    4.49%     4.02%      5.53%      5.27%
------------------------------------------------------------------------------------------------------------
Lehman Bros. 7 Year G.O. Muni Bond Index  0.39%   2.64%    1.66%    5.96%     5.10%      6.28%      5.88%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994 through July 12, 1996. Had the sales load been factored into the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for tax-exempt securities during the first half of the year?
A: Over the past six months, the bond market was influenced by conflicting economic indicators. At some times, signs pointed toward substantial strength in the domestic economy, and at others to sluggish growth. During this period, the Federal Reserve was active, pushing short-term rates higher by a full percentage point to 3.25%.

   With the Federal Reserve raising rates at the short end of the maturity spectrum and yields falling in the longer maturities, the yield curve flattened--that is, the difference in yield between short- and long-maturity issues narrowed.

   Technical factors in the municipal market, such as volume of new issuance, were generally neutral in their impact.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2005, the Fund posted a total return of 1.37% for Institutional Class Shares and 1.25% for Class A Shares. In comparison, the Lehman Brothers Five-Year and Seven-Year General Obligation Municipal Bond Indexes returned 0.82% and 1.66%, respectively, for the same period.

Q: What strategies accounted for the Fund's performance?
A: We were able to boost the Fund's performance late in the period by extending its duration, or sensitivity to rising interest rates. The Fund's barbell structure also received greater emphasis during the six months. This strategy involves holding a position in short-maturity bonds at one end of the barbell, and longer-maturity municipals at the other. The approach helped to improve the Fund's yield while keeping risk at acceptable levels.

Q: How did the portfolio's composition change during the period?
A: We generally maintained the Fund's profile with respect to credit quality, sector allocations, and maturity. As previously discussed, we increased our emphasis on the Fund's barbell structure, as we believed this would be beneficial in the face of continued rate hikes from the Federal Reserve. To help add modestly to the Fund's yield, we increased the Fund's position in single A rated bonds.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: We expect to see sustainable growth in both the economy and the equity markets over the balance of 2005. Against that backdrop, the bond market appears likely to move toward slightly higher yields. Given that the

   Federal Reserve appears to be prepared to raise short-term rates a bit higher still, we anticipate that the yield curve will continue to flatten. The general strength in the economy is likely to keep credit trends among municipal issuers on a positive track.

   Going forward, we may begin to unwind some of the Fund's barbell structure. While it has been beneficial thus far, as conditions evolve other approaches may be more advantageous. We are likely to keep the Fund's duration neutral, as this posture can help to manage volatility in a changing interest-rate environment while not sacrificing a significant amount of yield.

                                                                             TRAILING   TRAILING   TRAILING
                                         CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2005               MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE TAX-EXEMPT
FUND (INSTITUTIONAL SHARES)               0.46%   2.31%    1.37%    4.79%     3.89%      5.41%      4.75%
------------------------------------------------------------------------------------------------------------
Lehman Bros. 5 Year G.O. Muni Bond Index  0.40%   1.95%    0.82%    4.49%     4.02%      5.53%      5.27%
------------------------------------------------------------------------------------------------------------
Lehman Bros. 7 Year G.O. Muni Bond Index  0.39%   2.64%    1.66%    5.96%     5.10%      6.28%      5.88%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton U.S. Bond Market Index Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for U.S. bonds in the first half of 2005?
A. The year's first quarter was marked by strengthening economic activity, along with signs that inflation could be poised to rise. This caused yields to shift upward, particularly among shorter maturities. In the second quarter, inflation predictions eased, and economic reports indicated tepid employment growth. At the same time, global capital continued to flow into the U.S., driving demand for government bonds. These factors combined to push yields down across the yield curve. For maturities beyond five years, yields fell for the six months overall. As of the period's end, the difference between the yields on two-year and 30-year Treasurys narrowed by
   1.20 percentage points.

   Over the course of the six months, the Federal Reserve continued its tightening cycle. After four hikes of 0.25 percentage points each, the target rate stood at 3.25% by period's end.

   Among non-Treasury, or "spread," bonds performance was directly tied to credit quality. Higher-rated issues, such as AA and AAA corporates, agency bonds, mortgage-backed bonds and asset-backed securities, all outperformed Treasurys. At the other end of the spectrum, lower-rated corporates performed poorly, particularly those in the Cable/Media, Auto and Retailing sectors.

Q: Given this context, how did the Fund perform?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 2.44% for Institutional Class Shares and 2.31% for Investor Class Shares for the six months ended June 30, 2005. For the same period, the Lehman Brothers Aggregate Bond Index returned 2.52%.

Q: How did the portfolio's composition change over the period?
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers Aggregate Bond Index it seeks to track. During the period, there were no major shifts in the Index's composition.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the remainder of 2005?
A: As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or response to economic and market conditions. That said, we believe that while there may be some upward pressure on yields for very short maturity issues as the Federal Reserve continues to raise short-term rates, longer-maturity Treasury yields are likely to remain at relatively low levels. After their difficult first half of the year, it appears that lower-quality bonds may be positioned for improvement.

   The Fund will continue to attempt to match the performance of the Lehman Aggregate Bond Index by holding fixed income securities in proportions required to reproduce as closely as possible the sector, yield curve, and credit quality characteristics of that index.

                                                                        TRAILING   TRAILING    SINCE
                                    CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005          MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON U.S. BOND MARKET INDEX
FUND (INSTITUTIONAL SHARES)          0.57%   3.01%    2.44%    6.67%     5.63%      7.15%      7.29%
-------------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX    0.55%   3.01%    2.52%    6.80%     5.76%      7.41%      7.58%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor and sub-administrator have contractually agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2005.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING  ENDING      ANNUALIZED
                                                    ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                     VALUE    VALUE      BASED ON THE      DURING THE
                                                   01/01/05  06/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON HIGH YIELD FUND--CLASS A SHARES
Actual                                             $1,000.00 $1,005.30      1.08%             $5.36
Hypothetical (5% return before expenses)           $1,000.00 $1,019.44      1.08%             $5.40
---------------------------------------------------------------------------------------------------------
BNY HAMILTON HIGH YIELD FUND--INSTITUTIONAL SHARES
Actual                                             $1,000.00 $1,006.50      0.83%             $4.12
Hypothetical (5% return before expenses)           $1,000.00 $1,020.68      0.83%             $4.15
---------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND--
CLASS A SHARES
Actual                                             $1,000.00 $1,022.30      0.90%             $4.51
Hypothetical (5% return before expenses)           $1,000.00 $1,020.33      0.90%             $4.51
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     BEGINNING  ENDING      ANNUALIZED
                                                      ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                       VALUE    VALUE      BASED ON THE      DURING THE
                                                     01/01/05  06/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND--
INSTITUTIONAL SHARES
Actual                                               $1,000.00 $1,023.60      0.65%             $3.26
Hypothetical (5% return before expenses)             $1,000.00 $1,021.57      0.65%             $3.26
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND--
CLASS A SHARES
Actual                                               $1,000.00 $1,019.50      0.94%             $4.69
Hypothetical (5% return before expenses)             $1,000.00 $1,020.15      0.94%             $4.69
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND--
INSTITUTIONAL SHARES
Actual                                               $1,000.00 $1,020.80      0.69%             $3.44
Hypothetical (5% return before expenses)             $1,000.00 $1,021.39      0.69%             $3.44
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND--
CLASS A SHARES
Actual                                               $1,000.00 $1,016.70      0.84%             $4.20
Hypothetical (5% return before expenses)             $1,000.00 $1,020.63      0.84%             $4.21
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND--
CLASS C SHARES
Actual                                               $1,000.00 $1,012.90      1.59%             $7.94
Hypothetical (5% return before expenses)             $1,000.00 $1,016.91      1.59%             $7.95
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND--
INSTITUTIONAL SHARES
Actual                                               $1,000.00 $1,018.00      0.59%             $2.95
Hypothetical (5% return before expenses)             $1,000.00 $1,021.87      0.59%             $2.96
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND--
CLASS A SHARES
Actual                                               $1,000.00 $1,012.50      0.95%             $4.72
Hypothetical (5% return before expenses)             $1,000.00 $1,020.11      0.95%             $4.74
-----------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND--
INSTITUTIONAL SHARES
Actual                                               $1,000.00 $1,013.70      0.70%             $3.48
Hypothetical (5% return before expenses)             $1,000.00 $1,021.34      0.70%             $3.49
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           BEGINNING  ENDING      ANNUALIZED
                                            ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                             VALUE    VALUE      BASED ON THE      DURING THE
                                           01/01/05  06/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON U.S. BOND MARKET INDEX FUND--
INSTITUTIONAL SHARES
Actual                                     $1,000.00 $1,024.40      0.35%             $1.76
Hypothetical (5% return before expenses)   $1,000.00 $1,023.06      0.35%             $1.76
-------------------------------------------------------------------------------------------------
BNY HAMILTON U.S. BOND MARKET INDEX FUND--
INVESTOR SHARES
Actual                                     $1,000.00 $1,023.10      0.60%             $3.01
Hypothetical (5% return before expenses)   $1,000.00 $1,021.82      0.60%             $3.01
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton High Yield Fund

         Portfolio Summary (Unaudited)

         As of June 30, 2005

                                                        % of
                                                     Net Assets
                                                     ----------
                 Corporate Bonds....................    95.3%
                 Money Market Fund..................     4.1
                 Convertible Bonds..................     0.3
                 Preferred Bonds....................     0.1
                 Other assets less liabilities......     0.2
                                                       -----
                 Total..............................   100.0%
                                                       -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate Government Fund

         As of June 30, 2005

                                                          % of
                                                       Net Assets
                                                       ----------
              Mortgage-Backed Securities..............    32.1%
              United States Treasuries................    29.2
              United States Government Agencies.......    26.2
              Money Market Fund.......................    13.3
              Liabilities in excess of other assets...    (0.8)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate Investment Grade Fund

         As of June 30, 2005

                                                          % of
                                                       Net Assets
                                                       ----------
              Mortgage-Backed Securities..............    56.7%
              Corporate Bonds.........................    23.3
              United States Government Agencies.......    16.7
              United States Treasuries................    13.0
              Preferred Bonds.........................     0.6
              Foreign Government Agencies.............     0.3
              Liabilities in excess of other assets...   (10.6)
                                                         -----
              Total...................................   100.0%
                                                         -----


Portfolio composition is subject to change.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         As of June 30, 2005

                                                        % of
                                                     Net Assets
                                                     ----------
                 Special Tax........................    24.2%
                 State Appropriation................    13.3
                 Utilities..........................    12.4
                 General Obligations................    12.0
                 Healthcare.........................     7.2
                 Education..........................     6.6
                 PreRefunded/Escrowed Securities....     6.3
                 Housing............................     5.7
                 Transportation.....................     4.5
                 Other..............................     3.0
                 Industrial Development.............     2.9
                 Money Market Fund..................     1.7
                 Other assets less liabilities......     0.2
                                                       -----
                 Total..............................   100.0%
                                                       -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate Tax-Exempt Fund

         As of June 30, 2005

                                                        % of
                                                     Net Assets
                                                     ----------
                 General Obligations................    34.2%
                 Education..........................    18.2
                 Utilities..........................    10.9
                 PreRefunded Securities.............     9.7
                 Transportation.....................     6.3
                 Housing............................     4.8
                 Special Tax........................     4.5
                 State Appropriation................     4.2
                 Other..............................     3.3
                 Healthcare.........................     1.2
                 Money Market Fund..................     1.0
                 Waste Management...................     0.4
                 Other assets less liabilities......     1.3
                                                       -----
                 Total..............................   100.0%
                                                       -----

Portfolio composition is subject to change.

         BNY Hamilton U.S. Bond Market Index Fund

         As of June 30, 2005

                                                          % of
                                                       Net Assets
                                                       ----------
              Mortgage-Backed Securities..............    37.7%
              United States Treasuries................    24.6
              Corporate Bonds.........................    23.7
              United States Government Agencies.......    11.2
              Money Market Fund.......................     8.8
              Foreign Government Agencies.............     3.0
              Preferred Bonds.........................     0.2
              Liabilities in excess of other assets...    (9.2)
                                                         -----
              Total...................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds--95.3%
           Advertising--0.5%
$  180,000 Bear Creek Corp.*
           9.00%, 3/01/13............ $  176,400
   563,000 R.H. Donnelley Finance
           Corp.*
           10.875%, 12/15/12.........    657,303
                                      ----------
                                         833,703
                                      ----------
           Aerospace/Defense--0.8%
 1,340,000 L-3 Communications Corp.
           7.625%, 6/15/12...........  1,433,800
                                      ----------
           Beverages--0.1%
   265,000 Constellation Brands, Inc.
           Series B
           8.625%, 8/01/06...........    276,925
                                      ----------
           Building Materials--0.6%
   160,000 Ainsworth Lumber Co. Ltd.
           (Canada)
           7.24%, 10/01/10 FRN.......    160,400
   425,000 Ainsworth Lumber Co. Ltd.
           (Canada)
           7.25%, 10/01/12...........    406,938
   270,000 Ainsworth Lumber Co. Ltd.
           (Canada)
           6.75%, 3/15/14............    247,050
   225,000 US Concrete, Inc.
           8.375%, 4/01/14...........    212,625
                                      ----------
                                       1,027,013
                                      ----------
           Chemicals--4.3%
   330,000 Acetex Corp. (Canada)
           10.875%, 8/01/09..........    348,150
   105,000 Arco Chemical Co.
           10.25%, 11/01/10..........    116,025

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  710,000 Equistar Chemical/Funding
           Corp.
           10.125%, 9/01/08........... $  772,125
    85,000 Equistar Chemical/Funding
           Corp.
           10.625%, 5/01/11...........     94,244
   280,000 Ethyl Corp.
           8.875%, 5/01/10............    291,550
   765,000 FMC Corp.
           10.25%, 11/01/09...........    865,405
    65,000 Hercules, Inc.
           11.125%, 11/15/07..........     73,694
   235,000 Hercules, Inc.
           6.50%, 6/30/29.............    182,125
   430,000 Huntsman International LLC
           9.875%, 3/01/09............    462,250
   277,000 Huntsman LLC
           11.625%, 10/15/10..........    325,821
 1,125,000 Lyondell Chemical Co.
           Series A
           9.625%, 5/01/07............  1,206,562
   145,000 Lyondell Chemical Co.
           11.125%, 7/15/12...........    165,300
   645,000 Millennium America, Inc.
           7.00%, 11/15/06............    662,738
   730,000 Nalco Co.
           7.75%, 11/15/11............    781,100
   305,000 PQ Corp.*
           7.50%, 2/15/13.............    301,188
   465,000 Rockwood Specialties Group,
           Inc.
           10.625%, 5/15/11...........    514,988
   410,000 Rockwood Specialties Group,
           Inc.*
           7.50%, 11/15/14............    408,975
                                       ----------
                                        7,572,240
                                       ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Coal--0.6%
$  210,000 Luscar Coal Ltd. (Canada)
           9.75%, 10/15/11............. $  232,050
   880,000 Peabody Energy Corp.*
           Series B
           6.875%, 3/15/13.............    937,200
                                        ----------
                                         1,169,250
                                        ----------
           Commercial Services--2.2%
   335,000 Alderwoods Group, Inc.*
           7.75%, 9/15/12..............    357,194
   990,000 Corrections Corp. of America
           7.50%, 5/01/11..............  1,035,787
   515,000 Corrections Corp. of America
           6.25%, 3/15/13..............    513,713
   322,000 Service Corp. International
           7.70%, 4/15/09..............    346,150
 1,055,000 The Geo Group, Inc.
           8.25%, 7/15/13..............  1,023,350
   705,000 United Rentals NA, Inc.
           6.50%, 2/15/12..............    697,069
                                        ----------
                                         3,973,263
                                        ----------
           Computers--0.5%
   780,000 Seagate Technology Holdings
           (Cayman Islands)
           8.00%, 5/15/09..............    833,625
                                        ----------
           Cosmetic/Personal Care--0.1%
   260,000 Elizabeth Arden, Inc.
           7.75%, 1/15/14..............    272,350
                                        ----------
           Diversified Financial Services--1.6%
   189,238 AES Ironwood LLC
           8.857%, 11/30/25............    215,258
   100,000 AES Red Oak LLC
           Series B
           9.20%, 11/30/29.............    114,000

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  860,000 American Real Estate Partners
           L.P.*
           7.125%, 2/15/13.............. $  847,100
   315,000 BCP Crystal Holdings Corp.
           9.625%, 6/15/14..............    354,375
   170,000 Consolidated Communication
           Holdings, Inc.*
           9.75%, 4/01/12...............    178,925
   295,000 Jostens IH Corp.
           7.625%, 10/01/12.............    292,788
   442,000 Rainbow National Services
           LLC*
           8.75%, 9/01/12...............    485,095
   255,000 Refco Finance Holdings LLC
           9.00%, 8/01/12...............    271,575
                                         ----------
                                          2,759,116
                                         ----------
           Electric--12.0%
   350,000 Allegheny Energy Supply
           Co., LLC
           7.80%, 3/15/11...............    383,250
   275,000 Allegheny Energy Supply
           Co., LLC*
           10.25%, 11/15/07.............    303,875
 1,120,000 Allegheny Energy Supply
           Co., LLC*
           8.25%, 4/15/12...............  1,259,999
   250,000 Aquila, Inc.
           9.95%, 2/01/11...............    272,500
   725,000 Aquila, Inc.*
           14.875%, 7/01/12.............    953,375
 1,175,000 Edison Mission Energy
           10.00%, 8/15/08..............  1,324,812
   725,000 Edison Mission Energy
           9.875%, 4/15/11..............    852,781

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
$  300,000 First Energy Corp.
           Series B
           6.45%, 11/15/11......... $  328,218
   485,000 First Energy Corp.
           Series C
           7.375%, 11/15/31........    594,767
   174,200 FPL Energy Wind Funding
           LLC*
           6.876%, 6/27/17.........    177,031
   400,000 FPL Energy Wind Funding
           LLC*
           6.125%, 3/25/19.........    389,094
   695,870 Homer City Funding LLC
           8.734%, 10/01/26........    817,647
   425,000 Inergy, L.P.*
           6.875%, 12/15/14........    415,438
   340,000 Ipalco Enterprises, Inc.
           8.375%, 11/14/08........    368,050
   140,000 Midwest Generation LLC
           8.75%, 5/01/34..........    157,500
   200,000 Midwest Generation LLC
           Series A
           8.30%, 7/02/09..........    212,125
 1,025,000 Midwest Generation LLC
           Series B
           8.56%, 1/02/16..........  1,130,703
   310,000 MSW Energy Holdings LLC
           8.50%, 9/01/10..........    329,375
   190,000 MSW Energy Holdings LLC
           Series B
           7.375%, 9/01/10.........    195,700
   245,000 NRG Energy, Inc.*
           8.00%, 12/15/13.........    259,700
   290,000 PSEG Energy Holdings LLC
           7.75%, 4/16/07..........    300,875
 1,280,000 PSEG Energy Holdings LLC
           8.625%, 2/15/08.........  1,366,399

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$  725,000 PSEG Energy Holdings LLC
           10.00%, 10/01/09........... $   817,438
   665,000 Reliant Energy, Inc.
           6.75%, 12/15/14............     653,363
   304,000 Sierra Pacific Resources
           7.803%, 6/15/12............     317,458
   475,000 Sithe Independence Funding
           Corp., Series A
           9.00%, 12/30/13............     511,726
    80,000 Teco Energy, Inc.*
           6.75%, 5/01/15.............      85,200
   200,000 Tenaska Alabama Partners,
           LP*
           7.00%, 6/30/21.............     203,500
 1,235,000 Texas Genco LLC*
           6.875%, 12/15/14...........   1,306,012
   715,000 The AES Corp.
           9.375%, 9/15/10............     813,313
 2,060,000 The AES Corp.*
           8.75%, 5/15/13(a)..........   2,312,349
   720,000 TXU Corp.*
           4.80%, 11/15/09............     710,474
 1,245,000 TXU Corp.*
           5.55%, 11/15/14............   1,213,696
                                       -----------
                                        21,337,743
                                       -----------
           Electrical Components & Equipment--0.6%
   265,000 Fimep SA (France)
           10.50%, 2/15/13............     303,425
   530,000 General Cable Corp.
           9.50%, 11/15/10............     569,750
   175,000 Legrand SA (France)
           8.50%, 2/15/25.............     212,625
                                       -----------
                                         1,085,800
                                       -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                       Value
----------                                  ----------
           Corporate Bonds (Continued)
           Electronics--0.2%
$  410,000 Fisher Scientific International,
           Inc.*
           6.125%, 7/01/15................. $  412,563
                                            ----------
           Energy-Alternate Sources--0.1%
   178,473 Salton SEA Funding
           Series C
           7.84%, 5/30/10..................    189,693
                                            ----------
           Entertainment--2.5%
 1,425,000 Argosy Gaming Co.
           9.00%, 9/01/11..................  1,565,718
   645,000 Capitol Records, Inc.*
           8.375%, 8/15/09.................    704,663
   695,000 Isle of Capri Casinos, Inc.
           9.00%, 3/15/12..................    759,288
   425,000 Penn National Gaming, Inc.
           8.875%, 3/15/10.................    456,875
   180,000 Penn National Gaming, Inc.*
           6.75%, 3/01/15..................    179,550
   165,000 Seneca Gaming Corp.*
           7.25%, 5/01/12..................    171,394
   685,000 Warner Music Group Corp.
           7.375%, 4/15/14.................    695,275
                                            ----------
                                             4,532,763
                                            ----------
           Environmental Control--0.2%
   290,000 Casella Waste Systems, Inc.
           9.75%, 2/01/13..................    314,650
                                            ----------
           Food--2.1%
   685,000 Dean Foods Co.
           8.15%, 8/01/07..................    726,100
   735,000 Del Monte Corp.
           8.625%, 12/15/12................    812,175
   186,000 Gold Kist, Inc.
           10.25%, 3/15/14.................    211,110

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  210,000 Pilgrim's Pride Corp.
           9.625%, 9/15/11........... $  230,475
   740,000 Smithfield Foods, Inc.
           Series B
           8.00%, 10/15/09...........    802,900
   255,000 Smithfield Foods, Inc.
           Series B
           7.75%, 5/15/13............    279,225
   240,000 Swift & Co.
           10.125%, 10/01/09.........    262,800
    80,000 Swift & Co.
           12.50%, 1/01/10...........     89,700
   374,000 United Agri Products, Inc.
           8.25%, 12/15/11...........    388,960
                                      ----------
                                       3,803,445
                                      ----------
           Forest Products & Paper--3.3%
   130,000 Appleton Papers, Inc.
           8.125%, 6/15/11...........    127,400
   160,000 Appleton Papers, Inc.
           Series B
           9.75%, 6/15/14............    155,200
   100,000 Boise Cascade, LLC*
           6.0156%, 10/15/12 FRN.....    101,500
   135,000 Boise Cascade, LLC*
           7.125%, 10/15/14..........    133,313
   470,000 Cascades, Inc. (Canada)
           7.25%, 2/15/13............    461,775
 1,245,000 Georgia-Pacific Corp.
           7.375%, 7/15/08...........  1,330,593
   745,000 Georgia-Pacific Corp.
           8.875%, 2/01/10...........    849,300
   250,000 Georgia-Pacific Corp.
           9.50%, 12/01/11...........    303,125
 1,000,000 Georgia-Pacific Corp.
           9.375%, 2/01/13...........  1,136,249

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$575,000  Georgia-Pacific Corp.
          8.875%, 5/15/31............. $  714,438
 335,000  Millar Western Forest
          Products Ltd. (Canada)
          7.75%, 11/15/13.............    315,738
 285,000  Neenah Paper, Inc.*
          7.375%, 11/15/14............    277,875
                                       ----------
                                        5,906,506
                                       ----------
          Gas--0.1%
 110,000  Colorado Interstate Gas Co.*
          5.95%, 3/15/15..............    108,997
                                       ----------
          Healthcare-Products--0.1%
 178,000  Kinetic Concepts, Inc.
          7.375%, 5/15/13.............    186,900
                                       ----------
          Healthcare-Services--5.2%
 155,000  Coventry Health Care, Inc.
          5.875%, 1/15/12.............    158,488
 380,000  Coventry Health Care, Inc.
          8.125%, 2/15/12.............    412,300
 120,000  Coventry Health Care, Inc.
          6.125%, 1/15/15.............    122,700
 715,000  DaVita, Inc.*
          6.625%, 3/15/13.............    741,813
 800,000  DaVita, Inc.*
          7.25%, 3/15/15..............    826,000
 365,000  EGL, Inc.*
          7.625%, 2/01/15.............    363,175
 620,000  HCA, Inc.
          5.50%, 12/01/09.............    624,936
 815,000  HCA, Inc.
          8.75%, 9/01/10..............    930,331
 900,000  HCA, Inc.
          7.875%, 2/01/11.............    992,510

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  300,000 HCA, Inc.
           6.30%, 10/01/12........... $  308,695
   445,000 HCA, Inc.
           7.50%, 11/06/33...........    480,839
   575,000 HCA, Inc.
           7.50%, 11/15/95...........    561,496
 1,144,000 PacifiCare Health Systems,
           Inc.
           10.75%, 6/01/09...........  1,264,119
 1,430,000 Triad Hospitals, Inc.
           7.00%, 5/15/12............  1,497,924
                                      ----------
                                       9,285,326
                                      ----------
           Holding Companies-Diversified--0.4%
   505,000 Leucadia National Corp.
           7.00%, 8/15/13............    507,525
   150,000 Leucadia National Corp.
           8.65%, 1/15/27............    155,250
                                      ----------
                                         662,775
                                      ----------
           Home Builders--0.1%
   135,000 Meritage Homes Corp.
           6.25%, 3/15/15............    126,225
                                      ----------
           Insurance--0.9%
   395,000 Allmerica Financial Corp.
           7.625%, 10/15/25..........    436,227
   315,000 Crum and Forster Holdings
           Corp.
           10.375%, 6/15/13..........    343,350
    70,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.75%, 4/26/12............     66,850
   290,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.375%, 4/15/18...........    246,500

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  125,000 Fairfax Financial Holdings
           Ltd. (Canada)
           8.30%, 4/15/26............. $  107,500
   310,000 Markel Capital Trust I
           Series B
           8.71%, 1/01/46.............    344,778
                                       ----------
                                        1,545,205
                                       ----------
           Lodging--6.8%
   960,000 Ameristar Casinos, Inc.
           10.75%, 2/15/09............  1,048,800
 1,245,000 Caesars Entertainment*
           9.375%, 2/15/07............  1,341,487
   325,000 Chumash Casino and Resort*
           9.26%, 7/15/10(a)..........    353,438
    95,000 Gaylord Entertainment Co.
           8.00%, 11/15/13............    100,344
   425,000 Gaylord Entertainment Co.
           6.75%, 11/15/14............    417,563
   915,000 Mandalay Resort Group
           Series B
           10.25%, 8/01/07............  1,011,075
   970,000 MGM Mirage, Inc.
           9.75%, 6/01/07.............  1,056,088
 2,090,000 MGM Mirage, Inc.
           8.50%, 9/15/10.............  2,330,349
   230,000 Park Place Entertainment
           7.50%, 9/01/09.............    254,725
   145,000 Park Place Entertainment
           7.875%, 3/15/10............    163,125
   985,000 Starwood Hotels and Resorts
           Worldwide, Inc.
           6.75%, 11/15/05............    996,081
 1,050,000 Sun International Hotels
           (Bahamas)
           8.875%, 8/15/11............  1,128,750

Principal
 Amount                                 Value
----------                           -----------
           Corporate Bonds (Continued)
$1,865,000 Wynn Las Vegas, LLC*
           6.625%, 12/01/14......... $ 1,823,037
                                     -----------
                                      12,024,862
                                     -----------
           Machinery-Diversified--0.3%
   495,000 NMHG Holding Co.
           10.00%, 5/15/09..........     522,225
                                     -----------
           Media--10.8%
   440,000 Cablevision Systems Corp.
           Series B
           7.89%, 4/01/09 FRN.......     443,300
   465,000 Cablevision Systems Corp.
           Series B
           8.00%, 4/15/12...........     458,025
   310,000 CanWest Media, Inc.
           (Canada)
           10.625%, 5/15/11.........     339,838
 1,429,168 CanWest Media, Inc.
           (Canada)
           8.00%, 9/15/12...........   1,511,344
   700,000 CanWest Media, Inc.
           Series B (Canada)
           7.625%, 4/15/13..........     752,500
   675,000 Corus Entertainment, Inc.
           (Canada)
           8.75%, 3/01/12...........     727,313
   785,000 CSC Holdings, Inc.
           7.25%, 7/15/08...........     790,888
    60,000 CSC Holdings, Inc.
           7.875%, 2/15/18..........      59,400
   190,000 CSC Holdings, Inc.
           7.625%, 7/15/18..........     184,300
   170,000 CSC Holdings, Inc.
           Series B
           8.125%, 7/15/09..........     172,975

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  705,000 Dex Media East LLC
           9.875%, 11/15/09........... $  780,788
   475,000 Dex Media West LLC
           Series B
           8.50%, 8/15/10.............    520,125
   340,000 Dex Media West LLC
           Series B
           9.875%, 8/15/13............    389,300
   150,000 Dex Media, Inc.
           9.00%, 11/15/13(b).........    121,500
   290,000 Dex Media, Inc.
           9.00%, 11/15/13(b).........    234,900
 1,360,000 DirecTv Holdings/Finance
           Co.
           8.375%, 3/15/13............  1,512,999
   950,000 EchoStar DBS Corp.
           5.75%, 10/01/08............    948,813
    95,000 EchoStar DBS Corp.
           9.125%, 1/15/09............    101,413
 1,460,000 EchoStar DBS Corp.
           6.375%, 10/01/11...........  1,454,524
   200,000 Gray Television, Inc.
           9.25%, 12/15/11............    218,000
   665,000 Houghton Mifflin Co.
           8.25%, 2/01/11.............    693,263
 1,025,000 Kabel Deutschland GmbH
           (Germany)*
           10.625%, 7/01/14...........  1,117,249
   430,000 Morris Publishing Group LLC
           7.00%, 8/01/13.............    421,400
   251,000 Primedia, Inc.
           7.625%, 4/01/08............    254,451
   240,000 Primedia, Inc.
           8.875%, 5/15/11............    252,600

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$  500,000 Primedia, Inc.
           8.00%, 5/15/13.............. $   503,750
   445,000 Quebecor Media, Inc.
           (Canada)
           11.125%, 7/15/11............     496,731
   600,000 Radio One, Inc.
           Series B
           8.875%, 7/01/11.............     647,250
   560,000 Reader's Digest Association,
           Inc.
           6.50%, 3/01/11..............     571,200
   655,000 Rogers Cable, Inc. (Canada)
           7.875%, 5/01/12.............     713,950
   300,000 Rogers Cable, Inc. (Canada)
           8.75%, 5/01/32..............     342,000
   490,000 Shaw Communications, Inc.
           (Canada)
           8.25%, 4/11/10..............     546,350
   400,000 Shaw Communications, Inc.
           (Canada)
           7.25%, 4/06/11..............     437,000
   375,000 Shaw Communications, Inc.
           (Canada)
           7.20%, 12/15/11.............     410,625
                                        -----------
                                         19,130,064
                                        -----------
           Mining--0.9%
 1,570,000 Novelis, Inc. (Canada)
           7.25%, 2/15/15..............   1,583,738
                                        -----------
           Miscellaneous Manufacturing--0.3%
   445,000 Koppers, Inc.
           9.875%, 10/15/13............     482,825
                                        -----------
           Office & Business Equipment--1.5%
 1,200,000 Xerox Corp.
           9.75%, 1/15/09..............   1,369,500

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                              Value
----------                         ----------
           Corporate Bonds (Continued)
$  600,000 Xerox Corp.
           7.125%, 6/15/10........ $  641,250
   575,000 Xerox Corp.
           6.875%, 8/15/11........    612,375
                                   ----------
                                    2,623,125
                                   ----------
           Oil & Gas--5.2%
 1,370,000 Chesapeake Energy Corp.
           7.50%, 9/15/13.........  1,489,874
 1,025,000 Chesapeake Energy Corp.
           7.50%, 6/15/14.........  1,117,250
    28,000 Chesapeake Energy Corp.
           6.875%, 1/15/16........     29,330
    20,000 CITGO Petroleum Corp.
           7.875%, 5/15/06........     20,600
   250,000 Compagnie Generale de
           Geophysique SA (France)
           7.50%, 5/15/15.........    261,875
   110,000 Encore Acquisition Co.
           8.375%, 6/15/12........    119,900
   680,000 Encore Acquisition Co.*
           6.00%, 7/15/15.........    667,488
   615,000 EXCO Resources, Inc.
           7.25%, 1/15/11.........    618,075
   680,000 Forest Oil Corp.
           8.00%, 6/15/08.........    724,200
   505,000 Forest Oil Corp.
           8.00%, 12/15/11........    559,288
   350,000 Kerr-McGee Corp.
           6.875%, 9/15/11........    375,469
   445,000 Premcor Refining Group
           9.25%, 2/01/10.........    493,950
   945,000 Premcor Refining Group
           6.75%, 2/01/11.........  1,025,325

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$225,000  Premcor Refining Group
          6.125%, 5/01/11............ $  238,500
 370,000  Premcor Refining Group
          7.75%, 2/01/12.............    406,075
 500,000  Premcor Refining Group
          6.75%, 5/01/14.............    541,250
  90,000  Range Resources Corp.
          6.375%, 3/15/15............     90,000
 460,000  Western Oil Sands, Inc.
          (Canada)
          8.375%, 5/01/12............    526,125
                                      ----------
                                       9,304,574
                                      ----------
          Oil & Gas Services--0.6%
  15,000  Hanover Compressor Co.
          8.625%, 12/15/10...........     15,938
  60,000  Hanover Compressor Co.
          9.00%, 6/01/14.............     64,200
 495,000  Hanover Equipment Trust
          2001, Series A
          8.50%, 9/01/08.............    517,275
 410,000  Hanover Equipment Trust II
          2001, Series B
          8.75%, 9/01/11.............    437,675
  15,000  Universal Compression, Inc.
          7.25%, 5/15/10.............     15,750
                                      ----------
                                       1,050,838
                                      ----------
          Packaging & Containers--4.4%
 200,000  Ball Corp.
          7.75%, 8/01/06.............    208,000
 229,000  Ball Corp.
          6.875%, 12/15/12...........    241,595
 390,000  Berry Plastics Corp.
          10.75%, 7/15/12............    427,538

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
$   80,000 Crown Cork and Seal Co.,
           Inc.
           8.00%, 4/15/23.......... $   78,400
    35,000 Crown Cork and Seal Co.,
           Inc.
           7.375%, 12/15/26........     32,288
 1,515,000 Crown Euro Holdings SA
           (France)
           9.50%, 3/01/11..........  1,681,649
   260,000 Crown Euro Holdings SA
           (France)
           10.875%, 3/01/13........    306,800
   300,000 Owens-Brockway Glass
           Containers, Inc.
           8.875%, 2/15/09.........    320,250
   995,000 Owens-Brockway Glass
           Containers, Inc.
           8.75%, 11/15/12.........  1,101,962
   300,000 Owens-Brockway Glass
           Containers, Inc.
           8.25%, 5/15/13..........    327,375
   195,000 Plastipak Holdings, Inc.
           10.75%, 9/01/11.........    215,963
   500,000 Silgan Holdings, Inc.
           6.75%, 11/15/13.........    517,500
   710,000 Smurfit-Stone Container
           Enterprises, Inc.
           8.25%, 10/01/12.........    717,100
   890,000 Stone Container Corp.
           9.25%, 2/01/08..........    934,500
   115,000 Stone Container Corp.
           9.75%, 2/01/11..........    122,188
   515,000 Stone Container Corp.
           8.375%, 7/01/12.........    522,725
                                    ----------
                                     7,755,833
                                    ----------

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
           Pipelines--4.0%
$  925,000 Dynegy Holdings, Inc.*
           10.125%, 7/15/13.......... $1,049,875
   180,000 El Paso Natural Gas Co.
           8.375%, 6/15/32...........    210,240
   235,000 Markwest Energy Partners,
           L.P.*
           6.875%, 11/01/14..........    235,000
   185,000 Southern Natural Gas Co.
           8.00%, 3/01/32............    211,324
   100,000 Tennessee Gas Pipeline Co.
           7.50%, 4/01/17............    110,396
    95,000 Tennessee Gas Pipeline Co.
           8.375%, 6/15/32...........    112,261
   225,000 TransMontaigne, Inc.
           9.125%, 6/01/10...........    235,125
 1,640,000 Williams Cos., Inc.
           7.125%, 9/01/11...........  1,779,400
 1,145,000 Williams Cos., Inc.
           8.125%, 3/15/12...........  1,305,300
    85,000 Williams Cos., Inc.
           7.75%, 6/15/31............     94,138
 1,449,000 Williams Cos., Inc.
           8.75%, 3/15/32............  1,747,856
                                      ----------
                                       7,090,915
                                      ----------
           Real Estate--0.4%
   373,000 CB Richard Ellis Services,
           Inc.
           9.75%, 5/15/10............    415,895
   225,000 CB Richard Ellis Services,
           Inc.
           11.25%, 6/15/11...........    250,875
                                      ----------
                                         666,770
                                      ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
          Real Estate Investment Trusts--1.9%
$  5,000  Host Marriott LP
          7.125%, 11/01/13........... $    5,238
 625,000  Host Marriott LP
          Series G
          9.25%, 10/01/07............    678,124
 495,000  Host Marriott LP
          Series I
          9.50%, 1/15/07.............    527,175
 310,000  Host Marriott LP*
          6.375%, 3/15/15............    308,450
 540,000  Omega Healthcare Investors,
          Inc.
          7.00%, 4/01/14.............    546,750
 430,000  The Rouse Co.
          8.00%, 4/30/09.............    471,589
 280,000  The Rouse Co.
          7.20%, 9/15/12.............    302,161
 140,000  Ventas Realty LP*
          6.75%, 6/01/10.............    145,957
 195,000  Ventas Realty LP*
          6.625%, 10/15/14...........    196,950
 180,000  Ventas Realty LP*
          7.125%, 6/01/15............    188,100
                                      ----------
                                       3,370,494
                                      ----------
          Retail--3.5%
 105,000  AmeriGas Partners LP
          Series D
          10.00%, 4/15/06............    108,938
 435,000  AmeriGas Partners LP*
          7.25%, 5/20/15.............    454,575
 410,000  Couche-Tard US LP
          7.50%, 12/15/13............    432,550
 130,000  Ferrellgas Partners LP
          8.75%, 6/15/12.............    130,650

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  670,000 Ferrellgas Partners LP
           6.75%, 5/01/14............... $  649,900
   725,000 R.H. Donnelley Finance
           Corp.
           8.875%, 12/15/10.............    795,688
   640,000 R.H. Donnelley Finance
           Corp.
           10.875%, 12/15/12............    747,200
   655,000 Suburban Propane Partners
           LP*
           6.875%, 12/15/13.............    625,525
 1,695,000 The Gap, Inc.
           9.55%, 12/15/08..............  1,955,804
   265,000 The Pantry, Inc.
           7.75%, 2/15/14...............    271,625
   120,000 United Auto Group, Inc.
           9.625%, 3/15/12..............    128,700
                                         ----------
                                          6,301,155
                                         ----------
           Semiconductors--0.2%
   265,000 Freescale Semiconductor, Inc.
           5.89%, 7/15/09 FRN...........    276,594
                                         ----------
           Telecommunications--15.1%
 2,290,000 AT&T Corp.
           9.75%, 11/15/31..............  2,991,312
    75,000 Citizens
           Communications Co.
           7.625%, 8/15/08..............     79,688
 1,130,000 Citizens
           Communications Co.
           9.25%, 5/15/11...............  1,267,013
   355,000 Citizens
           Communications Co.
           6.25%, 1/15/13...............    345,238

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  985,000 Citizens
           Communications Co.
           9.00%, 8/15/31............. $1,014,550
   870,000 Inmarsat Finance PLC
           (Great Britain)*
           7.625%, 6/30/12............    922,200
   235,000 Insight Communications Co.,
           Inc.
           10.50%, 11/01/10...........    250,275
 1,720,000 Intelsat, Ltd. (Bermuda)*
           8.25%, 1/15/13.............  1,784,499
   140,000 Intelsat, Ltd. (Bermuda)*
           8.625%, 1/15/15............    148,400
   525,000 Lucent Technologies, Inc.
           6.45%, 3/15/29.............    472,500
 1,310,000 MCI, Inc.
           6.908%, 5/01/07............  1,331,287
   375,000 MCI, Inc.
           7.688%, 5/01/09............    391,406
 1,840,000 MCI, Inc.
           8.735%, 5/01/14............  2,067,699
 1,115,000 Nextel Communications, Inc.
           6.875%, 10/31/13...........  1,197,231
 1,705,000 Nextel Communications, Inc.
           5.95%, 3/15/14.............  1,779,593
 1,580,000 Nextel Communications, Inc.
           7.375%, 8/01/15............  1,714,299
   415,000 NTL Cable PLC
           (Great Britain)
           8.75%, 4/15/14.............    434,194
   520,000 PanAmSat Corp.
           6.375%, 1/15/08............    530,400
   672,000 PanAmSat Corp.
           9.00%, 8/15/14.............    736,680

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  385,000 Qwest Communications
           International, Inc.
           7.27%, 2/15/09 FRN.......... $  380,188
   165,000 Qwest Communications
           International, Inc.
           7.25%, 2/15/11..............    160,463
   255,000 Qwest Communications
           International, Inc.
           7.50%, 2/15/14..............    242,569
   540,000 Qwest Communications
           International, Inc.*
           7.50%, 2/15/14..............    513,675
 1,255,000 Qwest Corp.
           7.875%, 9/01/11.............  1,314,613
    90,000 Qwest Corp.
           8.875%, 3/15/12.............     98,325
   460,000 Qwest Corp.
           7.50%, 6/15/23..............    426,650
   495,000 Qwest Corp.
           8.875%, 6/01/31.............    502,425
   245,000 Qwest Corp.
           7.25%, 10/15/35.............    218,663
   500,000 Qwest Corp.*
           6.67%, 6/15/13 FRN..........    514,375
   350,000 Qwest Corp.*
           7.625%, 6/15/15.............    359,188
   325,000 Rogers Cantel, Inc. (Canada)
           9.75%, 6/01/16..............    394,063
   170,000 Rogers Wireless
           Communications, Inc.
           (Canada)*
           6.535%, 12/15/10 FRN........    178,075
   245,000 Rogers Wireless
           Communications, Inc.
           (Canada)*
           7.25%, 12/15/12.............    265,825

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                               Value
----------                         ------------
           Corporate Bonds (Continued)
$1,525,000 Rogers Wireless
           Communications, Inc.
           (Canada)
           6.375%, 3/01/14........ $  1,559,312
   425,000 Valor Telecommunication
           Enterprises LLC*
           7.75%, 2/15/15.........      419,688
                                   ------------
                                     27,006,561
                                   ------------
           Transportation--0.3%
   185,000 CHC Helicopter Corp.
           (Canada)
           7.375%, 5/01/14........      185,463
   390,000 CHC Helicopter Corp.
           (Canada)*
           7.375%, 5/01/14........      390,975
                                   ------------
                                        576,438
                                   ------------
           Total Corporate Bonds
           (Cost $168,619,613)....  169,416,887
                                   ------------
           Convertible Bonds--0.3%
           Chemicals--0.1%
   325,000 Hercules, Inc.
           6.50%, 6/30/29.........      255,125
                                   ------------
           Semiconductors--0.2%
   280,000 Fairchild Semiconductor
           International, Inc.
           5.00%, 11/01/08........      274,050
                                   ------------
           Total Convertible Bonds
           (Cost $546,049)........      529,175
                                   ------------
           Trust Preferred Bonds--0.1%
           Insurance--0.1%
   225,000 AFC Capital Trust I
           Series B
           8.207%, 2/03/27
           (Cost $214,724)........      256,136
                                   ------------

Number Of
 Shares                                  Value
---------                             ------------
          Money Market Fund--4.1%
7,240,886 BNY Hamilton Money Fund
          (Hamilton Shares), 3.01%(c)
          (Cost $7,240,886).......... $  7,240,886
                                      ------------
          Total Investments
          (Cost $176,621,272)(d)--
          99.8%......................  177,443,084
          Other assets less
          liabilities--0.2%..........      274,262
                                      ------------
          Net Assets--100.0%......... $177,717,346
                                      ------------

FRN Floating Rate Note. Coupon shown was in effect at June 30,2005. Maturity date represents ultimate maturity.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a)Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30,2005.
(b)Indicates a security that has a zero coupon that remain in effect until a predetermined date at which time the stated coupon becomes effective.
(c)Represents annualized 7 day yield at June 30,2005.
(d)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30,2005, net unrealized appreciation was $821,812 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,519,586 and aggregate gross unrealized depreciation of $1,697,774.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

        Assets:
          Non-affiliated investments at market value,
           (Cost $169,380,386)........................... $170,202,198
          Affiliated investments at market value,
           (Cost $7,240,886).............................    7,240,886
          Receivables:
           Interest......................................    3,351,939
           Investment sold...............................    1,086,799
           Capital stock sold............................      568,165
          Other assets...................................       12,211
                                                          ------------
           Total Assets..................................  182,462,198
                                                          ------------
        Liabilities:
          Due to Custodian...............................        3,333
          Payables:
           Investments purchased.........................    3,963,122
           Dividends.....................................      314,899
           Capital stock repurchased.....................      292,052
           Services provided by The Bank of
            New York.....................................       27,012
          Accrued expenses and other liabilities.........      144,434
                                                          ------------
           Total Liabilities.............................    4,744,852
                                                          ------------
        Net Assets:...................................... $177,717,346
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $     17,632
          Paid in capital................................  178,527,630
          Accumulated distributions in excess of net
           investment income.............................   (1,737,772)
          Accumulated net realized gain on
           investments...................................       88,044
          Net unrealized appreciation on
           investments...................................      821,812
                                                          ------------
        Net Assets....................................... $177,717,346
                                                          ------------
        Class A Shares:
          Net assets..................................... $  1,186,176
                                                          ------------
          Shares outstanding.............................      117,708
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      10.08
          Maximum sales charge--4.25% of public
           offering price................................         0.45
                                                          ------------
          Maximum offering price......................... $      10.53
                                                          ------------
        Institutional Shares:
          Net assets..................................... $176,531,170
                                                          ------------
          Shares outstanding.............................   17,514,093
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      10.08
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

                            Statement of Operations

               For the six month ended June 30, 2005 (Unaudited)

           Investment Income:
             Interest (net of foreign withholding taxes
              of $914).................................. $ 5,507,496
             Interest from affiliated fund..............      86,820
                                                         -----------
              Total Income..............................   5,594,316
                                                         -----------
           Expenses:
             Advisory...................................     477,354
             Administration.............................     106,941
             Transfer agent.............................      48,322
             Registration and filings...................      24,835
             Directors..................................       8,838
             Custodian..................................       7,994
             Audit......................................       7,438
             Reports to shareholders....................       5,593
             12b-1 fee--Class A Shares..................       1,437
                    Class C Shares......................         170
             Insurance..................................       1,312
             Cash management............................       1,099
             Legal......................................         944
             Other......................................      19,819
                                                         -----------
              Total Expenses............................     712,096
             Earnings credit adjustment (Note 3)........      (1,364)
                                                         -----------
              Net Expenses..............................     710,732
                                                         -----------
              Net Investment Income.....................   4,883,584
                                                         -----------
           Realized and Unrealized Loss
            on Investments:
             Net realized loss on investments...........    (450,913)
             Decrease in unrealized appreciation/
              depreciation on investments...............  (3,512,115)
                                                         -----------
             Net realized and unrealized loss on
              investments...............................  (3,963,028)
                                                         -----------
             Net increase in net assets resulting from
              operations................................ $   920,556
                                                         -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statements of Changes in Net Assets

                                                                               Six Months Ended
                                                                                June 30, 2005      Year Ended
                                                                                 (Unaudited)    December 31, 2004
                                                                               ---------------- -----------------
Operations:
 Net investment income.......................................................    $  4,883,584     $  7,907,994
 Net realized gain (loss) on investments.....................................        (450,913)       1,612,717
 Increase (decrease) in unrealized
   appreciation/depreciation on investments..................................      (3,512,115)       1,269,425
                                                               -                 ------------     ------------
   Net increase in net assets resulting from
    operations.............................................................           920,556       10,790,136
                                                               -                 ------------     ------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Class A Shares........................         (36,737)         (77,073)
                         Class C Shares.......................                           (961)            (893)
                         Institutional Shares.................                     (5,635,675)      (9,023,374)
 Dividends from capital gains: Class A Shares................................              --             (188)
                   Class C Shares.............................                             --               (6)
                   Institutional Shares.......................                             --          (27,196)
                                                               -                 ------------     ------------
                                                                                   (5,673,373)      (9,128,730)
                                                               -                 ------------     ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares............................         161,492          381,831
                     Class C Shares...........................                         37,546           72,005
                     Institutional Shares.....................                     41,969,709       96,124,534
 Proceeds from shares issued on reinvestment of
   dividends: Class A Shares.................................................          12,716           30,911
                                    Class C Shares............                            877              838
                                    Institutional
                                      Shares..................                        803,723        1,283,439
 Value of capital stock repurchased: Class A Shares..........................         (73,160)        (772,096)
                      Class C Shares..........................                        (75,092)         (36,000)
                      Institutional Shares....................                    (28,107,449)     (35,173,553)
                                                               -                 ------------     ------------
 Net increase in net assets resulting from capital
   stock transactions........................................................      14,730,362       61,911,909
                                                               -                 ------------     ------------
   Increase in Net Assets..................................................         9,977,545       63,573,315
Net Assets:
 Beginning of year...........................................................     167,739,801      104,166,486
                                                               -                 ------------     ------------
 End of period...............................................................    $177,717,346     $167,739,801
                                                               -                 ------------     ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares.................................................          15,948           37,803
         Class C Shares..............................................                   3,740            7,143
         Institutional Shares........................................               4,126,216        9,375,963
 Shares issued on reinvestment of dividends: Class A
   Shares....................................................................           1,259            3,033
                           Class C Shares.....................                             86               82
                           Institutional Shares...............                         79,574          125,867
 Shares repurchased: Class A Shares..........................................          (7,178)         (76,350)
             Class C Shares......................................                      (7,479)          (3,571)
             Institutional Shares................................                  (2,780,813)      (3,447,170)
                                                               -                 ------------     ------------
   Net increase............................................................         1,431,353        6,022,800
 Shares outstanding, beginning of year.......................................      16,200,448       10,177,648
                                                               -                 ------------     ------------
 Shares outstanding, end of period...........................................      17,631,801       16,200,448
                                                               -                 ------------     ------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Financial Highlights

                                                              Class A Shares
                                           -------------------------------------------------
                                                                               For the period
                                           Six Months Ended                     May 1, 2003*
                                            June 30, 2005      Year Ended          through
                                             (Unaudited)    December 31, 2004 December 31, 2003
                                           ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period....      $10.35           $10.23            $10.00
                                                ------           ------            ------
Gain (loss) from investment operations
Net investment income.....................        0.27             0.56              0.33
Net realized and unrealized gain (loss) on
  investments.............................       (0.22)            0.21              0.27
                                                ------           ------            ------
 Total from investment operations.........        0.05             0.77              0.60
                                                ------           ------            ------
Dividends and distributions
Dividends from net investment income......       (0.32)           (0.65)            (0.37)
Dividends from capital gains..............          --               --/(1)/           --
                                                ------           ------            ------
 Total dividends and distributions........       (0.32)           (0.65)            (0.37)
                                                ------           ------            ------
Net asset value at end of period..........      $10.08           $10.35            $10.23
                                                ------           ------            ------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/..............................        0.53%            7.80%             6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $1,186           $1,115            $1,465
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        1.08%**          1.14%             1.14%**
 Expenses, prior to waiver from The
   Bank of New York.......................        1.08%**          1.23%             1.49%**
 Net investment income, net of waiver
   from The Bank of New York..............        5.47%**          5.49%             5.60%**
Portfolio turnover rate...................          37%              72%               42%

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                 Class C Shares
                                                       -----------------------------
                                                                         For the period
                                                        For the period   July 27, 2004*
                                                            ended            through
                                                       June 14, 2005*** December 31, 2004
                                                       ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $10.36           $10.08
                                                            ------           ------
Gain from investment operations
Net investment income.................................        0.22             0.21
Net realized and unrealized gain on investments.......       (0.27)            0.30
                                                            ------           ------
 Total from investment operations.....................       (0.05)            0.51
                                                            ------           ------
Dividends and distributions
Dividends from net investment income..................       (0.27)           (0.23)
Distributions from capital gains......................          --               --/(1)/
                                                            ------           ------
 Total dividends and distributions....................       (0.27)           (0.23)
                                                            ------           ------
Net asset value at end of period......................      $10.04           $10.36
                                                            ------           ------
TOTAL RETURN:
Total investment return based on net asset value/(a)/.       (0.58)%           5.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........      $   38           $   38
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        1.82%**          1.89%**
 Expenses, prior to waiver from The Bank of New York..        1.82%**          1.90%**
 Net investment income, net of waiver from The Bank of
   New York...........................................        4.68%**          4.72%**
Portfolio turnover rate...............................          37%              72%

*  Commencement of offering of shares.
** Annualized.
***On June 15, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(1)Less than $0.01 per share.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                            Institutional Shares
                                            -------------------------------------------------
                                                                                For the period
                                            Six Months Ended                     May 1, 2003*
                                             June 30, 2005      Year Ended          through
                                              (Unaudited)    December 31, 2004 December 31, 2003
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $  10.35         $  10.23          $  10.00
                                                --------         --------          --------
Gain (loss) from investment operations
Net investment income......................         0.29             0.59              0.36
Net realized and unrealized gain (loss) on
  investments..............................        (0.23)            0.20              0.25
                                                --------         --------          --------
 Total from investment operations..........         0.06             0.79              0.61
                                                --------         --------          --------
Dividends and distributions
Dividends from net investment income.......        (0.33)           (0.67)            (0.38)
Dividends from capital gains...............           --               --/(1)/           --
                                                --------         --------          --------
 Total dividends and distributions.........        (0.33)           (0.67)            (0.38)
                                                --------         --------          --------
Net asset value at end of period...........     $  10.08         $  10.35          $  10.23
                                                --------         --------          --------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/...............................         0.65%            8.08%             6.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $176,531         $166,587          $102,701
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................         0.83%**          0.89%             0.89%**
 Expenses, prior to waiver from The Bank
   of New York.............................         0.83%**          0.96%             1.22%**
 Net investment income, net of waiver
   from The Bank of New York...............         5.71%**          5.75%             5.69%**
Portfolio turnover rate....................           37%              72%               42%

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations--55.4%
           Federal Home Loan Mortgage Corp.--10.2%
$9,500,000 5.75%, 4/15/08.......... $ 9,972,568
 2,200,000 6.25%, 7/15/32..........   2,762,340
                                    -----------
                                     12,734,908
                                    -----------
           Federal National Mortgage
           Association--15.4%
 8,350,000 5.50%, 2/15/06..........   8,440,422
 5,250,000 4.375%, 3/15/13.........   5,335,481
   725,000 5.125%, 1/02/14.........     756,162
 2,375,000 6.25%, 5/15/29..........   2,939,079
 1,300,000 6.625%, 11/15/30........   1,687,020
                                    -----------
                                     19,158,164
                                    -----------
           Tennessee Valley Authority--0.6%
   650,000 6.15%, 1/15/38..........     811,496
                                    -----------
           United States Treasury Bonds--5.9%
 2,500,000 7.25%, 5/15/16..........   3,201,270
 2,025,000 6.125%, 11/15/27........   2,557,354
 1,350,000 5.25%, 2/15/29..........   1,544,010
                                    -----------
                                      7,302,634
                                    -----------
           United States Treasury Notes--23.3%
 3,250,000 5.75%, 11/15/05.........   3,278,818
 3,350,000 6.875%, 5/15/06.........   3,446,051
 3,025,000 6.625%, 5/15/07.........   3,186,886
 2,950,000 2.75%, 8/15/07..........   2,895,608
 8,650,000 5.75%, 8/15/10..........   9,453,845
 5,325,000 5.00%, 8/15/11..........   5,677,158
 1,100,000 3.875%, 2/15/13.........   1,101,332
                                    -----------
                                     29,039,698
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $66,023,758)......  69,046,900
                                    -----------

Principal
 Amount                             Value
---------                          --------
          Mortgage-Backed
          Securities--24.5%
          Federal Home Loan Mortgage Corp.--13.9%
$ 76,049  Gold Pool #M70034
          7.50%, 6/01/08.......... $ 79,465
  41,557  Gold Pool #E00227
          6.00%, 7/01/08..........   42,767
 112,628  Gold Pool #E49415
          6.50%, 7/01/08..........  116,563
   5,218  Pool #184275
          8.25%, 9/01/08..........    5,426
 173,940  Gold Pool #M80707
          5.50%, 10/01/08.........  176,568
   2,219  Pool #160062
          9.50%, 10/01/08.........    2,338
   2,248  Pool #160065
          9.50%, 11/01/08.........    2,368
   2,407  Pool #160066
          9.75%, 11/01/08.........    2,545
  22,100  Pool #251974
          8.50%, 4/01/09..........   22,817
  44,659  Pool #185964
          8.50%, 2/01/10..........   45,533
  30,359  Gold Pool #E20201
          7.50%, 10/01/10.........   32,070
 149,252  Gold Pool #G10439
          6.50%, 1/01/11..........  155,243
  24,532  Gold Pool #E00417
          7.00%, 2/01/11..........   25,689
 135,138  Gold Pool #G90011
          8.50%, 8/17/11..........  143,027
  71,532  Gold Pool #E00461
          7.50%, 12/01/11.........   75,601
 196,558  Gold Pool #C90017
          6.50%, 4/01/13..........  205,113

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed
           Securities (Continued)
$   86,572 Gold Pool #D90113
           6.50%, 6/01/13... $   90,340
    53,729 Gold Pool #G11072
           7.50%, 12/01/15..     56,869
    52,733 Gold Pool #G30052
           7.50%, 6/01/16...     56,640
   225,354 Gold Pool #B50377
           6.50%, 1/01/17...    234,509
   160,937 Gold Pool #G30080
           7.50%, 8/01/17...    172,684
   347,130 Gold Pool #C90185
           7.50%, 9/01/17...    372,466
   274,257 Gold Pool #D92715
           6.00%, 11/01/18..    283,253
   918,859 Gold Pool #C90241
           6.50%, 12/01/18..    956,717
    12,272 Pool #555045
           8.00%, 5/01/19...     12,331
 1,017,117 Gold Pool #C90290
           7.00%, 8/01/19...  1,073,897
    49,859 Gold Pool #A01217
           8.50%, 4/01/20...     53,645
   517,789 Gold Pool #C90484
           6.00%, 10/01/21..    534,130
 1,565,631 Gold Pool #C90492
           6.00%, 11/01/21..  1,615,040
   656,728 Gold Pool #C90503
           6.00%, 12/01/21..    677,454
    80,654 Gold Pool #C00098
           8.00%, 2/01/22...     87,034
    98,982 Gold Pool #D24970
           8.00%, 3/01/22...    106,812
   148,634 Gold Pool #G80140
           7.00%, 12/17/22..    156,785

Principal
 Amount                          Value
----------                    -----------
           Mortgage-Backed
           Securities (Continued)
$   74,306 Gold Pool #D36389
           8.00%, 1/01/23.... $    80,087
    65,898 Gold Pool #G00356
           7.00%, 6/01/25....      69,702
    12,520 Gold Pool #D67014
           7.50%, 1/01/26....      13,439
   201,262 Gold Pool #G01480
           7.50%, 12/01/26...     216,037
   257,917 Gold Pool #C00490
           8.00%, 1/01/27....     278,280
   181,517 Gold Pool #C20273
           6.00%, 6/01/28....     186,931
    16,155 Gold Pool #C00664
           7.50%, 9/01/28....      17,311
    11,544 Pool #420171
           5.75%, 2/01/30 FRN      11,818
   297,672 Gold Pool #G01130
           8.00%, 2/01/30....     321,437
   561,386 Gold Pool #C69955
           6.50%, 8/01/32....     582,032
 2,000,000 Gold Pool TBA
           5.00% 7/01/33.....   2,000,000
 5,734,254 Gold Pool #A15088
           5.50%, 10/01/33...   5,819,475
                              -----------
                               17,270,288
                              -----------
           Federal National Mortgage
           Association--8.0%
    37,372 Pool #195152
           7.00%, 1/01/08....      38,319
    36,097 Pool #81860
           8.00%, 4/01/09....      36,765
    65,310 Pool #278437
           7.50%, 5/01/09....      68,763

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                      Value
----------                 ----------
           Mortgage-Backed
           Securities (Continued)
$   74,956 Pool #535630
           6.00%, 12/01/10 $   77,531
   213,360 Pool #406590
           6.25%, 11/01/12    220,997
   139,679 Pool #482513
           5.50%, 1/01/14.    143,517
   137,328 Pool #323956
           7.50%, 12/01/14    146,995
   198,810 Pool #535634
           5.50%, 8/01/15.    204,273
    90,485 Pool #6222
           9.00%, 4/01/16.     95,998
 1,528,552 Pool #252210
           6.50%, 2/01/19.  1,591,302
   185,662 Pool #252711
           7.00%, 9/01/19.    196,338
   152,243 Pool #604312
           6.50%, 6/01/21.    158,505
   475,304 Pool #254044
           6.50%, 10/01/21    494,281
    38,909 Pool #124118
           9.00%, 3/01/22.     42,400
   717,143 Pool #254354
           7.00%, 5/01/22.    758,015
    33,955 Pool #159860
           7.50%, 6/01/22.     36,386
   164,615 Pool #164906
           6.87%, 7/01/22.    173,934
    61,446 Pool #50748
           7.50%, 6/01/23.     65,832
   187,508 Pool #334595
           7.50%, 11/01/23    202,585
   162,165 Pool #326382
           7.00%, 3/01/24.    171,757

Principal
 Amount                         Value
---------                      --------
          Mortgage-Backed
          Securities (Continued)
$274,626  Pool #300404
          7.00%, 5/01/24...... $291,001
   7,370  Pool #64195
          7.69%, 11/01/24 FRN.    7,804
  83,347  Pool #70319
          7.813%, 12/01/24 FRN   88,359
 185,753  Pool #308497
          8.00%, 5/01/25......  200,229
  24,072  Pool #320514
          6.50%, 9/01/25......   25,028
 556,948  Pool #335054
          6.00%, 1/01/26......  576,303
 114,316  Pool #446431
          8.50%, 10/01/26.....  124,680
 171,394  Pool #415330
          8.00%, 12/01/26.....  184,856
 783,503  Pool #504474
          5.47%, 1/01/27 FRN..  806,335
 104,911  Pool #496045
          8.00%, 1/01/28......  113,208
  64,702  Pool #251498
          6.50%, 2/01/28......   67,194
  60,216  Pool #403470
          6.00%, 5/01/28......   62,449
  43,203  Pool #441759
          6.00%, 9/01/28......   44,403
 346,043  Pool #755598
          5.00%, 11/01/28.....  346,454
  71,396  Pool #449154
          6.00%, 12/01/28.....   73,381
 259,416  Pool #457916
          7.50%, 12/01/28.....  278,974
 426,326  Pool #252334
          6.50%, 2/01/29......  446,303

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                         Value
---------                     ----------
          Mortgage-Backed
          Securities (Continued)
$108,390  Pool #252518
          7.00%, 5/01/29..... $  114,999
  57,907  Pool #252570
          6.50%, 7/01/29.....     60,138
  38,632  Pool #535182
          8.00%, 10/01/29....     41,869
 152,422  Pool #569042
          7.50%, 11/01/29....    163,286
 169,836  Pool #530528
          5.052%, 4/01/30 FRN    174,851
 202,005  Pool #601649
          6.00%, 9/01/31.....    208,612
 242,886  Pool #587839
          6.00%, 10/01/31....    249,326
 157,380  Pool #615519
          6.00%, 11/01/31....    161,553
  29,941  Pool #254484
          6.50%, 12/01/31....     31,092
  49,545  Pool #645256
          6.50%, 7/01/32.....     51,360
                              ----------
                               9,918,540
                              ----------
          Government National Mortgage
          Association--2.6%
     464  Pool #7038
          8.00%, 10/15/05....        468
     398  Pool #10459
          8.00%, 8/15/06.....        405
   2,713  Pool #10419
          8.00%, 9/15/06.....      2,761
   1,439  Pool #12590
          8.00%, 9/15/06.....      1,465
   4,978  Pool #14295
          8.00%, 1/15/07.....      5,122
  79,089  Pool #367439
          5.50%, 12/15/08....     80,770

Principal
 Amount                         Value
---------                      --------
          Mortgage-Backed
          Securities (Continued)
$131,864  Pool #360837
          6.50%, 3/15/09...... $136,175
 269,649  Pool #456880
          6.50%, 5/15/13......  282,206
  81,819  Pool #476328
          7.00%, 6/15/13......   86,084
 161,846  Pool #483935
          5.50%, 12/15/13.....  167,304
  77,005  Pool #2815
          6.00%, 9/20/14......   79,411
  89,338  Pool #3005
          7.50%, 11/20/15.....   94,364
 119,527  Pool #3018
          7.50%, 12/20/15.....  126,252
 494,701  Pool #569502
          5.00%, 1/15/17......  504,003
 127,520  Pool #583202
          5.50%, 3/15/17......  131,705
   5,093  Pool #204365
          9.00%, 3/15/17......    5,563
  36,319  Pool #176549
          7.50%, 3/20/17......   38,836
  87,860  Pool #247223
          9.00%, 4/15/18......   96,166
   1,299  Pool #177793
          9.50%, 5/15/19......    1,445
  90,896  Pool #512821
          6.50%, 6/15/19......   95,384
   2,538  Pool #284645
          8.50%, 2/15/20......    2,785
 290,561  Pool #304288
          7.68%, 1/15/22......  312,179
  39,599  Pool #8061
          4.125%, 10/20/22 FRN   40,188
   3,577  Pool #319650
          7.00%, 11/15/22.....    3,807

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                               Value
---------                          -----------
          Mortgage-Backed
          Securities (Continued)
$ 65,503  Pool #356770
          7.50%, 4/15/23.......... $    70,639
   7,596  Pool #350532
          6.50%, 6/15/23..........       7,969
 145,546  Pool #351405
          6.50%, 1/15/24..........     152,627
  13,934  Pool #359470
          7.00%, 1/15/24..........      14,818
  29,253  Pool #376445
          6.50%, 4/15/24..........      30,676
  16,056  Pool #386348
          7.50%, 6/15/24..........      17,283
 184,084  Pool #780035
          6.50%, 7/15/24..........     193,040
 175,157  Pool #2080
          7.50%, 9/20/25..........     187,416
  79,541  Pool #780459
          7.00%, 11/15/26.........      84,468
  62,134  Pool #2345
          8.50%, 12/20/26.........      67,599
  13,532  Pool #464704
          8.00%, 7/15/28..........      14,634
  31,693  Pool #517210
          7.75%, 11/15/29.........      34,058
  69,009  Pool #564751
          6.00%, 8/15/31..........      71,266
                                   -----------
                                     3,241,341
                                   -----------
          Total Mortgage-Backed
          Securities
          (Cost $30,717,832)......  30,430,169
                                   -----------
          Collateralized Mortgage
          Obligations--7.6%
          Federal Home Loan Mortgage Corp.--1.6%
  90,054  Series 1176-H
          8.00%, 12/15/06.........      90,279

Principal
 Amount                           Value
----------                      ----------
           Collateralized Mortgage
           Obligations (Continued)
$  633,922 Series 1602-H
           6.50%, 10/15/23..... $  648,182
 1,175,000 Series 1627-PJ
           6.00%, 3/15/23......  1,200,540
    44,166 Series 2123-PE
           6.00%, 12/15/27.....     44,826
                                ----------
                                 1,983,827
                                ----------
           Federal National Mortgage
           Association--5.8%
   418,786 Series 1988-15A
           9.00%, 6/25/18......    451,225
   291,749 Series 1992-136PK
           6.00%, 8/25/22......    302,142
    63,714 Series 1992-172M
           7.00%, 9/25/22......     67,353
 1,065,739 Series 1993-149M
           7.00%, 8/25/23......  1,127,251
 3,659,159 Series 1993-178PK
           6.50%, 9/25/23......  3,754,484
 1,242,000 Series 1993-203PL
           6.50%, 10/25/23.....  1,310,310
    56,820 Series 1993-253H PO
           0.00%, 11/25/23.....     50,743
   197,708 Series 1993-255E
           7.10%, 12/25/23.....    215,233
                                ----------
                                 7,278,741
                                ----------
           Government National Mortgage
           Association--0.2%
   262,092 Series 1999-13PC
           6.00%, 3/20/28......    264,660
                                ----------
           Total Collateralized
           Mortgage Obligations
           (Cost $8,770,940)...  9,527,228
                                ----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                       Value
----------                                ------------
           Money Market Fund--13.3%
16,569,057 BNY Hamilton Treasury
           Money Fund
           (Hamilton Shares) 2.82%(a)
           (Cost $16,569,057)............ $ 16,569,057
                                          ------------
           Total Investments
           (Cost $122,081,587)(b)--
           100.8%........................  125,573,354
           Liabilities in excess of other
           assets--(0.8%)................   (1,010,505)
                                          ------------
           Net Assets--100.0%............ $124,562,849
                                          ------------

FRNFloating Rate Note. Coupon shown was in effect at
   June 30, 2005. Maturity date represents ultimate maturity.
PO Principal Only.
TBATo be announced.
(a)Represents annualized 7 day yield at June 30, 2005.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $3,491,767 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $3,590,278 and aggregated gross unrealized depreciation of $98,511.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)


        Assets:
          Non-affiliated investments at market value,
           (Cost $105,512,530)........................... $109,004,297
          Affiliated investments at market value,
           (Cost $16,569,057)............................   16,569,057
          Receivables:
           Interest......................................    1,209,000
           Investments sold..............................    1,151,548
           Capital stock sold............................       78,341
          Other assets...................................       14,626
                                                          ------------
           Total Assets..................................  128,026,869
                                                          ------------
        Liabilities:
          Payables:
           Investments purchased.........................    3,073,191
           Dividends.....................................      150,668
           Capital stock repurchased.....................      130,830
           Services provided by The Bank of
            New York.....................................       46,184
          Accrued expenses and other liabilities.........       63,147
                                                          ------------
           Total Liabilities.............................    3,464,020
                                                          ------------
        Net Assets:...................................... $124,562,849
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $     12,563
          Paid in capital................................  123,659,019
          Accumulated distributions in excess of net
           investment income.............................   (2,076,122)
          Accumulated net realized loss on
           investments...................................     (524,378)
          Net unrealized appreciation on
           investments...................................    3,491,767
                                                          ------------
        Net Assets....................................... $124,562,849
                                                          ------------
        Class A Shares:
          Net assets..................................... $  7,801,828
                                                          ------------
          Shares outstanding.............................      768,396
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      10.15
          Maximum sales charge--4.25% of public
           offering price................................         0.45
                                                          ------------
          Maximum offering price......................... $      10.60
                                                          ------------
        Institutional Shares:
          Net assets..................................... $116,761,021
                                                          ------------
          Shares outstanding.............................   11,489,421
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      10.16
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000


                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

            Investment Income:
              Interest.................................. $2,500,133
              Interest from affiliated fund.............    196,451
                                                         ----------
               Total Income.............................  2,696,584
                                                         ----------
            Expenses:
              Advisory..................................    301,301
              Administration............................     75,325
              Transfer agent............................     27,956
              Registration and filings..................     16,454
              Custodian.................................     13,705
              12b-1 fee--Class A Shares.................     10,930
              Directors.................................      8,873
              Audit.....................................      6,885
              Reports to shareholders...................      2,903
              Legal.....................................      1,747
              Insurance.................................      1,037
              Cash management...........................        541
              Other.....................................     15,881
                                                         ----------
               Total Expenses...........................    483,538
              Fees waived by The Bank of New York
               (Note 3).................................    (80,754)
              Earnings credit adjustment (Note 3).......       (169)
                                                         ----------
               Net Expenses.............................    402,615
                                                         ----------
               Net Investment Income....................  2,293,969
                                                         ----------
            Realized and Unrealized Gain
             on Investments:
              Net realized gain on investments..........    460,537
              Increase in unrealized appreciation/
               depreciation on investments..............    163,214
                                                         ----------
              Net realized and unrealized gain on
               investments..............................    623,751
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $2,917,720
                                                         ----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets


                                                                                              Six Months Ended  Year Ended
                                                                                               June 30, 2005   December 31,
                                                                                                (Unaudited)        2004
                                                                                              ---------------- ------------
Operations:
  Net investment income......................................................................   $  2,293,969   $  4,415,585
  Net realized gain on investments...........................................................        460,537        173,495
  Increase (decrease) in unrealized appreciation/depreciation on investments.................        163,214       (882,152)
                                                                                                ------------   ------------
   Net increase in net assets resulting from operations......................................      2,917,720      3,706,928
                                                                                                ------------   ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares.......................................       (185,929)      (515,133)
                          Institutional Shares...............................................     (2,523,908)    (4,830,887)
                                                                                                ------------   ------------
                                                                                                  (2,709,837)    (5,346,020)
                                                                                                ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares                                                 3,422,729      3,082,185
                      Institutional Shares...................................................     19,390,803     33,394,601
  Proceeds from shares issued on reinvestment of dividends: Class A Shares                           170,310        461,430
                                     Institutional Shares....................................      1,345,321      2,608,906
  Value of capital stock repurchased: Class A Shares                                              (6,294,025)    (7,715,636)
                       Institutional Shares..................................................    (16,148,694)   (35,203,990)
                                                                                                ------------   ------------
  Net increase (decrease) in net assets resulting from capital stock transactions............      1,886,444     (3,372,504)
                                                                                                ------------   ------------
     Increase (decrease) in Net Assets.......................................................      2,094,327     (5,011,596)
Net Assets:
  Beginning of year..........................................................................    122,468,522    127,480,118
                                                                                                ------------   ------------
  End of period..............................................................................   $124,562,849   $122,468,522
                                                                                                ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares                                                                        339,084        301,842
         Institutional Shares................................................................      1,916,985      3,280,241
  Shares issued on reinvestment of dividends: Class A Shares                                          16,861         45,253
                            Institutional Shares.............................................        133,117        255,807
  Shares repurchased: Class A Shares                                                                (623,924)      (761,357)
              Institutional Shares...........................................................     (1,596,446)    (3,456,058)
                                                                                                ------------   ------------
   Net increase (decrease)...................................................................        185,677       (334,272)
  Shares outstanding, beginning of year......................................................     12,072,140     12,406,412
                                                                                                ------------   ------------
  Shares outstanding, end of period..........................................................     12,257,817     12,072,140
                                                                                                ------------   ------------


See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                                  Class A Shares
                                           ------------------------------------------------------------
                                           Six Months Ended           Year Ended December 31,
                                            June 30, 2005   -------------------------------------------
                                             (Unaudited)      2004     2003     2002   2001(a)    2000
                                           ---------------- -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year......      $10.14      $ 10.27  $ 10.51  $  9.98  $  9.85  $  9.41
                                                ------      -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income.....................        0.18         0.35     0.33     0.43     0.49     0.53
Net realized and unrealized gain (loss) on
  investments.............................        0.04        (0.06)   (0.17)    0.57     0.15     0.45
                                                ------      -------  -------  -------  -------  -------
 Total from investment operations.........        0.22         0.29     0.16     1.00     0.64     0.98
                                                ------      -------  -------  -------  -------  -------
Dividends
Dividends from net investment
  income..................................       (0.21)       (0.42)   (0.40)   (0.47)   (0.51)   (0.54)
                                                ------      -------  -------  -------  -------  -------
Net asset value at end of period..........      $10.15      $ 10.14  $ 10.27  $ 10.51  $  9.98  $  9.85
                                                ------      -------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net
  asset value/(b)/........................        2.23%        2.92%    1.50%   10.22%    6.62%   10.76%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted).........................      $7,802      $10,505  $14,896  $16,196  $13,278  $12,168
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...................        0.90%*       0.98%    1.04%    1.04%    1.04%    1.04%
 Expenses, prior to waiver from
   The Bank of New York...................        1.03%*       1.11%    1.14%    1.14%    1.18%    1.18%
 Net investment income, net of waiver
   from The Bank of New York..............        3.56%*       3.39%    3.13%    4.20%    4.89%    5.67%
Portfolio turnover rate...................          15%           8%      87%      41%      44%      10%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                 Institutional Shares
                                           ---------------------------------------------------------------
                                           Six Months Ended             Year Ended December 31,
                                            June 30, 2005   ----------------------------------------------
                                             (Unaudited)      2004      2003      2002    2001(a)    2000
                                           ---------------- --------  --------  --------  -------  -------
PER SHARE DATA:                                                                        .
Net asset value at beginning of year......     $  10.15     $  10.28  $  10.51  $   9.99  $  9.85  $  9.41
                                               --------     --------  --------  --------  -------  -------
Gain (loss) from investment operations
Net investment income.....................         0.19         0.37      0.35      0.46     0.51     0.56
Net realized and unrealized gain (loss) on
 investments..............................         0.05        (0.05)    (0.16)     0.55     0.17     0.44
                                               --------     --------  --------  --------  -------  -------
  Total from investment operations........         0.24         0.32      0.19      1.01     0.68     1.00
                                               --------     --------  --------  --------  -------  -------
Dividends
Dividends from net investment
 income...................................        (0.23)       (0.45)    (0.42)    (0.49)   (0.54)   (0.56)
                                               --------     --------  --------  --------  -------  -------
Net asset value at end of period..........     $  10.16     $  10.15  $  10.28  $  10.51  $  9.99  $  9.85
                                               --------     --------  --------  --------  -------  -------
TOTAL RETURN:
Total investment return based on net
 asset value/(b)/.........................         2.36%        3.18%     1.86%    10.39%    6.99%   11.03%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted)..........................     $116,761     $111,963  $112,584  $116,056  $86,160  $75,533
Ratio to average net assets of:
  Expenses, net of waiver from
   The Bank of New York...................         0.65%*       0.72%     0.79%     0.79%    0.79%    0.79%
  Expenses, prior to waiver from
   The Bank of New York...................         0.78%*       0.86%     0.89%     0.89%    0.93%    0.94%
  Net investment income, net of waiver
   from The Bank of New York..............         3.83%*       3.65%     3.39%     4.45%    5.15%    5.92%
Portfolio turnover rate...................           15%           8%       87%       41%      44%      10%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

 Principal
  Amount                              Value
-----------                        -----------
            Mortgage-Backed
            Securities--35.6%
            Federal Home Loan Mortgage Corp.--33.2%
$         3 Pool #502186
            8.50%, 07/01/05....... $         3
     20,181 Pool #160074
            10.00%, 4/01/09.......      21,666
    104,850 Pool #180006
            9.25%, 8/01/11........     112,578
      1,814 Gold Pool #E20261
            7.50%, 9/01/11........       1,917
    340,807 Gold Pool #E00678
            6.50%, 6/01/14........     354,705
 11,337,421 Gold Pool #E01386
            5.00%, 6/01/18........  11,473,803
  2,815,606 Gold Pool #E01425
            4.50%, 8/01/18........   2,805,147
  1,989,673 Gold Pool #E98903
            4.50%, 8/01/18........   1,982,282
  3,979,423 Gold Pool #E99778
            4.50%, 9/01/18........   3,964,641
  1,412,963 Gold Pool #B10824
            4.50%, 11/01/18.......   1,407,714
  4,369,107 Gold Pool #B14178
            4.00%, 5/01/19........   4,274,052
  2,381,629 Gold Pool #B15346
            4.50%, 6/01/19........   2,373,095
  1,581,739 Gold Pool #B18685
            4.50%, 1/01/20........   1,575,747
  4,126,507 Gold Pool #G18044
            4.50%, 3/01/20........   4,110,877
      6,567 Gold Pool #G00800
            7.00%, 11/01/26.......       6,939
    322,499 Gold Pool #G00767
            7.50%, 8/01/27........     346,243

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed
           Securities (Continued)
$   90,284 Gold Pool #C29166
           7.00%, 7/01/29... $   95,118
   316,931 Gold Pool #C00896
           7.50%, 12/01/29..    339,553
   113,321 Gold Pool #G01131
           7.50%, 9/01/30...    121,340
   216,844 Gold Pool #C01095
           7.00%, 11/01/30..    228,335
    24,750 Gold Pool #C44362
           7.50%, 11/01/30..     26,501
    57,410 Gold Pool #C46812
           7.50%, 1/01/31...     61,473
     5,452 Gold Pool #C55047
           7.50%, 7/01/31...      5,837
   227,620 Gold Pool #C60567
           7.00%, 11/01/31..    239,667
 1,705,263 Gold Pool #C01329
           7.00%, 3/01/32...  1,795,521
   814,330 Gold Pool #C01345
           7.00%, 4/01/32...    857,470
   735,718 Gold Pool #C01351
           6.50%, 5/01/32...    762,776
 4,878,952 Gold Pool #C01385
           6.50%, 8/01/32...  5,058,390
   618,494 Gold Pool #C75331
           6.50%, 8/01/32...    641,241
 3,741,872 Gold Pool #G01443
           6.50%, 8/01/32...  3,879,491
 1,677,988 Gold Pool #C01403
           6.00%, 9/01/32...  1,722,277
   344,450 Gold Pool #C01396
           6.50%, 9/01/32...    357,118
 2,027,951 Gold Pool #C01404
           6.50%, 10/01/32..  2,102,535

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

 Principal
  Amount                         Value
-----------                   -----------
            Mortgage-Backed
            Securities (Continued)
$     3,183 Gold Pool #C72811
            6.00%, 11/01/32.. $     3,267
     10,751 Gold Pool #C01435
            6.00%, 12/01/32..      11,035
    989,778 Gold Pool #C75536
            6.00%, 1/01/33...   1,015,902
    605,247 Gold Pool #C01500
            6.50%, 1/01/33...     627,507
        215 Gold Pool #C75905
            6.50%, 1/01/33...         223
  3,542,827 Gold Pool #C01511
            6.00%, 3/01/33...   3,636,335
  1,432,524 Gold Pool #C77416
            6.00%, 3/01/33...   1,470,334
  7,009,988 Gold Pool #G01513
            6.00%, 3/01/33...   7,195,008
 32,229,000 Gold Pool TBA
            5.00% 7/01/33....  32,228,999
    780,019 Gold Pool #C01647
            4.50%, 10/01/33..     763,550
  2,953,634 Gold Pool #A13973
            5.50%, 10/01/33..   2,997,530
    136,767 Pool #A15024
            6.00%, 10/01/33..     140,332
  6,665,175 Gold Pool #A15479
            5.50%, 11/01/33..   6,764,231
  1,330,092 Gold Pool #A15851
            5.50%, 12/01/33..   1,349,860
          1 Gold Pool #A17356
            5.00%, 1/01/34...           1
  3,414,096 Gold Pool #A17572
            4.50%, 1/01/34...   3,337,392
     10,560 Gold Pool #A23982
            5.50%, 6/01/34...      10,714

 Principal
  Amount                         Value
-----------                   ------------
            Mortgage-Backed
            Securities (Continued)
$16,391,300 Gold Pool #C01847
            5.50%, 6/01/34... $ 16,631,019
  2,936,000 Gold Pool TBA
            5.50%, 7/01/34...    2,976,370
  4,478,214 Gold Pool #A24720
            5.50%, 7/01/34...    4,543,707
  5,276,138 Gold Pool #25473
            6.00%, 8/01/34...    5,413,590
     25,736 Gold Pool #A26522
            5.50%, 9/01/34...       26,113
  3,319,000 Gold Pool #A45093
            5.50%, 5/01/35...    3,367,447
                              ------------
                               147,616,518
                              ------------
            Federal National Mortgage
            Association--1.6%
     33,673 Pool #219238
            8.50%, 2/01/09...       34,530
    534,432 Pool #190770
            7.00%, 4/01/09...      547,979
    125,660 Pool #527268
            7.00%, 11/01/14..      131,689
    845,287 Pool #253942
            6.00%, 9/01/16...      874,251
  1,308,062 Pool #647532
            5.50%, 5/01/17...    1,343,690
  1,853,035 Pool #E555384
            5.50%, 4/01/18...    1,903,340
  1,222,441 Pool #694970
            5.50%, 4/01/18...    1,255,627
      3,147 Pool #535497
            6.50%, 8/01/30...        3,269
      1,496 Pool #549914
            8.50%, 9/01/30...        1,629

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                       Value
----------                  ----------
           Mortgage-Backed
           Securities (Continued)
$1,150,445 Pool #545994
           7.00%, 10/01/32. $1,213,541
                            ----------
                             7,309,545
                            ----------
           Government National Mortgage
           Association--0.8%
     3,442 Pool #13416
           8.00%, 9/15/06..      3,503
     7,328 Pool #13688
           8.00%, 11/15/06.      7,459
     8,142 Pool #12766
           8.00%, 12/15/06.      8,288
     5,540 Pool #16080
           7.50%, 4/15/07..      5,695
    88,181 Pool #21598
           8.00%, 2/15/08..     91,455
    14,957 Pool #27246
           9.00%, 12/15/08.     15,694
     8,672 Pool #31570
           9.50%, 6/15/09..      9,251
     4,848 Pool #34366
           9.50%, 9/15/09..      5,172
     7,310 Pool #33765
           9.50%, 10/15/09.      7,798
    13,183 Pool #34704
           9.50%, 10/15/09.     14,063
    68,372 Pool #171774
           9.00%, 9/15/16..     74,516
     5,354 Pool #290313
           9.50%, 5/15/20..      5,966
     2,891 Pool #336019
           7.50%, 9/15/22..      3,118
   155,770 Pool #319650
           7.00%, 11/15/22.    165,777

Principal
 Amount                               Value
----------                         ------------
           Mortgage-Backed
           Securities (Continued)
$   81,067 Pool #349306
           8.00%, 2/15/23......... $     87,723
    50,009 Pool #376445
           6.50%, 4/15/24.........       52,442
    78,925 Pool #384069
           7.50%, 4/15/24.........       84,956
   153,824 Pool #362262
           7.50%, 4/15/24.........      165,579
    14,304 Pool #780689
           6.50%, 12/15/27........       14,979
   841,489 Pool #464686
           6.50%, 7/15/28.........      880,921
    32,394 Pool #511772
           8.00%, 11/15/30........       35,014
    93,118 Pool #485393
           7.00%, 4/15/31.........       98,632
   212,233 Pool #550475
           7.00%, 5/15/31.........      224,803
 1,248,660 Pool #781336
           6.00%, 10/15/31........    1,289,505
                                   ------------
                                      3,352,309
                                   ------------
           Total Mortgage-Backed
           Securities
           (Cost $157,400,873)....  158,278,372
                                   ------------
           United States Government
           Agencies & Obligations--29.7%
           Federal Home Loan Mortgage Corp.--2.6%
 2,488,000 1.50%, 8/15/05.........    2,481,974
 4,481,000 4.875%, 3/15/07........    4,562,550
 4,736,000 4.25%, 5/23/08.........    4,742,360
                                   ------------
                                     11,786,884
                                   ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

 Principal
  Amount                             Value
-----------                       ------------
            United States Government
            Agencies & Obligations
            (Continued)
            Federal National Mortgage
            Association--14.1%
$35,416,000 2.98-2.99%, 7/14/05+. $ 35,375,200
 12,547,000 4.375%, 10/15/06.....   12,647,689
  1,496,000 3.125%, 12/15/07.....    1,470,570
  3,412,000 6.00%, 5/15/08.......    3,606,638
    492,000 6.125%, 3/15/12......      550,217
    646,000 5.50%, 7/18/12.......      646,637
  5,971,000 5.125%, 1/02/14......    6,227,645
  1,903,000 6.25%, 5/15/29.......    2,354,976
                                  ------------
                                    62,879,572
                                  ------------
            United States Treasury Bonds--4.6%
 10,315,000 7.125%, 2/15/23......   13,939,753
  4,606,000 6.125%, 8/15/29......    5,881,107
    501,000 5.375%, 2/15/31......      591,180
                                  ------------
                                    20,412,040
                                  ------------
            United States Treasury Notes--8.4%
  2,750,000 2.00%, 8/31/05.......    2,744,522
  2,354,000 1.625%, 9/30/05......    2,345,081
  3,009,000 3.00%, 12/31/06......    2,981,377
 10,353,000 4.375%, 5/15/07......   10,490,903
  1,561,000 2.625%, 5/15/08......    1,516,914
  3,868,000 6.00%, 8/15/09.......    4,202,671
  1,037,000 3.50%, 11/15/09......    1,027,886
  4,282,000 4.25%, 8/15/14.......    4,384,365
  7,380,000 4.25%, 11/15/14......    7,553,260
                                  ------------
                                    37,246,979
                                  ------------
            Total United States
            Government Agencies &
            Obligations
            (Cost $130,617,595)..  132,325,475
                                  ------------

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds--23.3%
           Aerospace/Defense--0.2%
$  773,000 General Dynamics Corp.
           4.25%, 5/15/13............... $  764,199
                                         ----------
           Auto Manufacturers--0.3%
 1,162,000 DaimlerChrysler NA
           Holdings Corp.
           7.20%, 9/01/09...............  1,264,861
                                         ----------
           Banks--0.6%
   593,000 Bank of America Corp.
           7.40%, 1/15/11...............    678,676
 2,035,000 Wells Fargo & Co.
           4.625%, 4/15/14..............  2,040,029
                                         ----------
                                          2,718,705
                                         ----------
           Beverages--0.5%
   517,000 Coca-Cola Enterprises, Inc.
           5.25%, 5/15/07...............    528,253
 1,495,000 PepsiCo, Inc.
           3.20%, 5/15/07...............  1,475,582
                                         ----------
                                          2,003,835
                                         ----------
           Building Material--0.2%
   913,000 Masco Corp.
           4.80%, 6/15/15...............    907,261
                                         ----------
           Commercial Services--0.3%
 1,233,000 Cendant Corp.
           7.375%, 1/15/13..............  1,411,734
                                         ----------
           Computers--0.3%
 1,050,000 IBM Corp.
           7.00%, 10/30/25..............  1,295,874
                                         ----------
           Computers--Software and Peripherals--0.0%
 1,643,000 Metromedia Fiber Network,
           Inc.
           10.00%, 12/15/09(a)..........         --
                                         ----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Cosmetics/Personal Care--0.4%
$  510,000 Procter & Gamble Co.
           6.875%, 9/15/09............... $  565,428
 1,264,000 Procter & Gamble Co.
           4.95%, 8/15/14................  1,317,459
                                          ----------
                                           1,882,887
                                          ----------
           Diversified Financial Services--7.2%
 1,223,000 American General Finance
           Corp., Series H
           5.375%, 10/01/12..............  1,262,464
   948,000 Capital One Bank
           5.75%, 9/15/10................  1,000,433
   596,000 Caterpillar Financial Services
           Corp.
           4.15%, 1/15/10................    593,564
   563,000 CIT Group, Inc.
           3.375%, 4/01/09...............    544,042
 3,195,000 Citigroup, Inc.
           3.50%, 2/01/08................  3,149,960
 1,159,000 Countrywide Home Loans,
           Inc.
           2.875%, 2/15/07...............  1,134,821
 5,579,000 Ford Motor Credit Co.
           7.875%, 6/15/10...............  5,513,178
 2,130,000 General Electric Capital Corp.
           3.75%, 12/15/09...............  2,091,773
 1,053,000 General Electric Capital Corp.
           6.75%, 3/15/32................  1,299,389
 2,722,000 Goldman Sachs Group, Inc.
           5.00%, 10/01/14...............  2,751,327
 1,123,000 John Deere Capital Corp.
           3.90%, 1/15/08................  1,115,967
 3,037,000 Merrill Lynch & Co., Inc.
           4.125%, 1/15/09...............  3,027,613

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$1,130,000 Merrill Lynch & Co., Inc.
           4.31%, 3/02/09 FRN.......... $ 1,113,299
 2,552,000 Morgan Stanley
           4.00%, 1/15/10..............   2,513,947
   408,000 SLM Corp.
           3.95%, 8/15/08..............     404,563
   998,000 SLM Corp.
           5.375%, 1/15/13.............   1,050,486
 3,200,000 Washington Mutual Financial
           Corp.
           6.25%, 5/15/06..............   3,261,884
                                        -----------
                                         31,828,710
                                        -----------
           Electric--1.9%
 2,053,000 Carolina Power and Light Co.
           5.125%, 9/15/13.............   2,119,507
 1,849,000 ConEdison Co.
           4.875%, 2/01/13.............   1,891,338
   982,000 Dominion Resources, Inc.
           4.125%, 2/15/08.............     977,814
 1,191,000 Dominion Resources, Inc.
           Series E
           6.75%, 12/15/32.............   1,369,070
   848,000 Exelon Corp.
           4.90%, 6/15/15..............     851,022
 1,079,000 Florida Power & Light Co.
           5.65%, 2/01/35..............   1,179,753
                                        -----------
                                          8,388,504
                                        -----------
           Environmental Control--0.2%
   988,000 Waste Management, Inc.
           5.00%, 3/15/14..............     991,384
                                        -----------
           Food--0.6%
 1,021,000 General Mills, Inc.
           2.625%, 10/24/06............   1,000,349

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                 Value
----------                           -----------
           Corporate Bonds (Continued)
$  456,000 Kellogg Co.
           2.875%, 6/01/08.......... $   439,302
 1,170,000 Safeway, Inc.
           4.95%, 8/16/10...........   1,176,692
                                     -----------
                                       2,616,343
                                     -----------
           Forest Products & Paper--0.3%
 1,442,000 International Paper Co.
           5.85%, 10/30/12..........   1,507,517
                                     -----------
           Gas--0.1%
   607,000 Sempra Energy
           6.00%, 2/01/13...........     647,041
                                     -----------
           Insurance--0.5%
 1,063,000 MetLife, Inc.
           6.50%, 12/15/32..........   1,220,286
   804,000 MetLife, Inc.
           5.70%, 6/15/35...........     828,824
                                     -----------
                                       2,049,110
                                     -----------
           Media--2.5%
 2,378,000 Comcast Corp.
           7.05%, 3/15/33...........   2,807,571
   904,000 News America Holdings
           9.25%, 2/01/13...........   1,142,546
 4,939,000 Time Warner, Inc.
           6.75%, 4/15/11...........   5,473,325
 1,750,000 Walt Disney Co.
           5.375%, 6/01/07..........   1,789,498
                                     -----------
                                      11,212,940
                                     -----------
           Oil & Gas--1.4%
   705,000 ChevronTexaco Capital Co.
           (Canada)
           3.375%, 2/15/08..........     692,496

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$2,021,000 Conoco Funding Co.
           (Canada)
           6.35%, 10/15/11............. $2,237,848
 1,359,000 Occidental Petroleum Corp.
           4.25%, 3/15/10..............  1,354,256
   659,000 Pemex Project Funding
           Master Trust
           9.125%, 10/13/10............    771,689
   903,000 Valero Energy Corp.
           6.875%, 4/15/12.............  1,007,930
                                        ----------
                                         6,064,219
                                        ----------
           Pharmaceuticals--0.4%
   366,000 Abbott Laboratories
           5.625%, 7/01/06.............    372,122
 1,459,000 GlaxoSmithKline PLC
           (Great Britain)
           2.375%, 4/16/07.............  1,419,551
                                        ----------
                                         1,791,673
                                        ----------
           Real Estate--0.2%
   882,000 EOP Operating LP
           4.75%, 3/15/14..............    864,717
                                        ----------
           Retail--0.6%
 2,562,000 Wal-Mart Stores, Inc.
           4.125%, 2/15/11.............  2,549,049
                                        ----------
           Telecommunications--4.1%
 1,784,000 AT&T Wireless Services, Inc.
           7.875%, 3/01/11.............  2,073,304
 1,870,000 Deutsche Telekom
           International Finance
           5.25%, 7/22/13..............  1,941,490
 1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07(a)...........         --

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                    Value
----------                              ------------
           Corporate Bonds (Continued)
$1,930,000 NEXTLINK
           Communications, Inc.
           10.75%, 11/15/08(a)......... $         --
 1,819,000 SBC Communications, Inc.
           6.15%, 9/15/34..............    1,970,408
   902,000 Sprint Capital Corp.
           6.125%, 11/15/08............      950,257
 1,076,000 Sprint Capital Corp.
           8.75%, 3/15/32..............    1,496,835
 4,195,000 Verizon Global Funding
           Corp.
           7.25%, 12/01/10.............    4,755,071
 1,403,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30.............    1,811,622
 2,110,000 Verizon Virginia, Inc.
           Series A
           4.625%, 3/15/13.............    2,076,496
 1,354,000 Vodafone Group PLC
           (Great Britain)
           3.95%, 1/30/08..............    1,350,111
 1,406,000 Williams Communication
           Group, Inc.
           10.875%, 10/01/09(a)........           --
                                        ------------
                                          18,425,594
                                        ------------
           Transportation--0.5%
   771,000 Burlington Northern Santa Fe
           Corp.
           7.95%, 8/15/30..............    1,056,807
 1,326,000 Union Pacific Corp.
           4.875%, 1/15/15.............    1,332,495
                                        ------------
                                           2,389,302
                                        ------------
           Total Corporate Bonds
           (Cost $105,022,515).........  103,575,459
                                        ------------

Principal
 Amount                                     Value
----------                               -----------
           Asset-backed Securities--8.8%
           Automobile ABS--2.7%
$1,144,000 BMW Owners Trust,
           Series 2004-A, Class A3
           2.67%, 3/25/08............... $ 1,133,194
 2,550,000 Chase Manhattan Auto
           Owner Trust, Series 2003-A,
           Class A4
           2.06%, 12/15/09..............   2,482,140
 2,888,220 Daimler Chrysler Auto Trust,
           Series 2002-B, Class A4
           3.53%, 12/06/07..............   2,884,331
 3,014,000 Ford Credit Auto Owner
           Trust Series 2005-A, Class A3
           3.48%, 11/17/08..............   2,994,347
 2,661,100 Volkswagen Auto Loan
           Enhanced Trust,
           Series 2003-1, Class A3
           1.49%, 5/21/07...............   2,639,667
                                         -----------
                                          12,133,679
                                         -----------
           Credit Card ABS--2.7%
 1,596,000 Citibank Credit Card Issuance
           Trust, Series 2004-A1,
           Class A1
           2.55%, 1/20/09...............   1,562,451
 6,225,000 Discover Card Master Trust I,
           Series 1996-3, Class A
           6.05%, 8/18/08...............   6,309,382
 3,945,000 Fleet Credit Card Master
           Trust II, Series 2002-C,
           Class A
           2.75%, 4/15/08...............   3,934,577

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

 Principal
  Amount                                        Value
-----------                                  -----------
            Asset-backed
            Securities (Continued)
$    15,000 Standard Credit Card Master
            Trust, Series 1995-9,
            Class A
            6.55%, 10/07/07................. $    15,113
                                             -----------
                                              11,821,523
                                             -----------
            Diversified Financial Services--3.4%
 15,000,000 Bear Stearns ALT-A Trust,
            Series 2005-7, Class 1A1
            0.00%, 7/25/2035................  15,000,000
                                             -----------
            Total Asset-Backed
            Securities
            (Cost $38,867,260)..............  38,955,202
                                             -----------
            Collateralized Mortgage
            Obligations--6.8%
            Federal Home Loan Mortgage Corp.--1.8%
    214,066 Series SF1, Class A3
            2.00%, 12/15/08.................     213,384
    833,384 Series 1678CA
            6.00%, 2/15/09..................     851,285
  2,676,000 Series H010 A2
            2.028%, 4/15/10.................   2,645,578
  4,080,708 Series 2726AG
            4.50%, 9/15/22..................   4,085,868
                                             -----------
                                               7,796,115
                                             -----------
            Whole Loan Collateral CMO--5.0%
    858,343 Banc of America Mortgage
            Securities, Inc., Series 2004-I,
            Class 2A2
            4.7334%, 10/25/34...............     861,522

Principal
 Amount                                   Value
----------                              ----------
           Collateralized Mortgage
           Obligations (Continued)
$   12,000 Bear Stearns Adjustable Rate
           Mortgage Trust,
           Series 2004-4, Class A2
           3.51%, 6/25/34.............. $   11,960
   480,691 Residential Accredit Loans,
           Inc. Series 2002-QS5,
           Class A9
           5.00%, 1/25/33..............    482,602
 2,087,416 Residential Accredit Loans,
           Inc., Series 2004-QA5,
           Class A1
           4.27%, 12/25/34.............  2,083,791
   760,702 Residential Accredit Loans,
           Inc., Series 2002-QA6,
           Class NB1
           5.01%, 12/26/34.............    766,538
 2,010,111 Structured Adjustable Rate
           Mortgage Loan,
           Series 2004-14, Class 1A
           5.11%, 10/25/34.............  2,029,972
   236,822 Washington Mutual,
           Series 2003-AR9,
           Class 1A2A
           2.34%, 9/25/33..............    236,625
   102,623 Washington Mutual,
           Series 2003-AR9,
           Class 1A2B
           3.14%, 9/25/33..............    102,577
 2,000,000 Washington Mutual,
           Series 2003-AR9, Class 1A4
           3.704%, 9/25/33.............  1,969,898

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                   Value
----------                             -----------
           Collateralized Mortgage
           Obligations (Continued)
$3,089,438 Washington Mutual,
           Series 2004-AR7, Class B2
           3.95%, 7/25/34............. $ 2,977,362
 2,994,719 Washington Mutual,
           Series 2004-AR9, Class B3
           4.355%, 8/25/34............   2,919,779
 1,495,995 Wells Fargo Mortgage Backed
           Securities Trust,
           Series 2004-R, Class B3
           4.42%, 9/25/34 FRN.........   1,438,445
 3,200,943 Wells Fargo Mortgage Backed
           Securities Trust,
           Series 2005-AR3, Class 1A2
           4.18%, 3/25/35.............   3,166,697
 3,216,999 Wells Fargo Mortgage Backed
           Securities Trust,
           Series 2005-AR8, Class 2A1
           4.489%, 6/25/35............   3,219,416
                                       -----------
                                        22,267,184
                                       -----------
           Government National Mortgage
           Association--0.0%
   186,373 Series 2003-47, Class A
           2.848%, 6/16/18............     185,345
                                       -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $30,292,202).........  30,248,644
                                       -----------
           Commercial Mortgage Backed
           Securities--5.5%
           Commercial MBS--5.5%
 2,779,000 Banc of America Commercial
           Mortgage, Inc.
           Series 2004-4, Class A3
           4.128%, 7/10/42............   2,764,835

Principal
 Amount                                  Value
----------                            -----------
           Commercial Mortgage Backed
           Securities (Continued)
$2,514,000 Banc of America Commercial
           Mortgage, Inc.
           Series 2005-3, Class A4
           4.668%, 7/10/43........... $ 2,514,393
 1,566,443 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1999-WF2, Class A1
           6.80%, 7/15/31............   1,607,836
 3,463,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36...........   3,851,810
 2,659,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40............   2,705,226
 2,338,000 GE Capital Commercial
           Mortgage Corp.,
           Series 2003-C1, Class A2
           4.093%, 1/10/38...........   2,323,595
 4,046,000 LB-UBS Commercial
           Mortgage Trust,
           Series 2004-C7, Class A6
           4.786%, 10/15/29..........   4,099,455
 4,350,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33............   4,806,554
                                      -----------
           Total Commercial
           Mortgage-Backed Securities
           (Cost $23,857,720)........  24,673,704
                                      -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                     Value
----------                                ----------
           Trust Preferred Bonds--0.6%
           Banks--0.4%
$1,637,000 Bank of America Corp.
           Capital Trust V
           5.625%, 3/08/35............... $1,683,656
                                          ----------
           Diversified Financial Services--0.2%
 1,003,000 Goldman Sachs Group, Inc.
           6.345%, 2/15/34...............  1,086,760
                                          ----------
           Total Preferred Bonds
           (Cost $2,706,773).............  2,770,416
                                          ----------
           Foreign Government Agencies
           & Obligations--0.3%
 1,116,000 United Mexican States (Mexico)
           6.375%, 1/16/13
           (Cost $1,134,141).............  1,198,026
                                          ----------

Number of
 Shares                                      Value
---------                                ------------
          Warrants--0.0%
          Telecommunications--0.0%
   639    Abovenet, Inc., expiring
          9/08/08....................... $         --
   752    Abovenet, Inc., expiring
          9/08/10.......................           --
                                         ------------
          Total Warrants
          (Cost $0).....................           --
                                         ------------
          Total Investments
          (Cost $489,899,079)(b)--
          110.6%........................  492,025,298
          Liabilities in excess of other
          assets--(10.6)%...............  (47,105,475)
                                         ------------
          Net Assets--100.0%............ $444,919,823
                                         ------------

TBA To be announced.
+ Represents discount rate at time of purchase for United States Government agencies & obligations.
(a)Issue is currently in default.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $2,126,219 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $7,022,254 and aggregate gross unrealized depreciation of $4,896,035 .

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $489,899,079)........................ $492,025,298
            Cash........................................          896
            Receivables:
             Investments sold...........................    9,413,185
             Interest...................................    3,639,228
             Capital stock sold.........................      110,070
            Other assets................................       17,105
                                                         ------------
             Total Assets...............................  505,205,782
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................   58,062,352
             Capital stock repurchased..................    1,360,399
             Dividends..................................      497,091
             Services provided by The Bank of
              New York..................................      198,377
            Accrued expenses and other liabilities......      167,740
                                                         ------------
             Total Liabilities..........................   60,285,959
                                                         ------------
          Net Assets:................................... $444,919,823
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     43,410
            Paid in capital.............................  445,429,092
            Accumulated distributions in excess of net
             investments................................   (2,182,627)
            Accumulated net realized loss on
             investments................................     (496,271)
            Net unrealized appreciation on
             investments................................    2,126,219
                                                         ------------
          Net Assets.................................... $444,919,823
                                                         ------------
          Class A Shares:
            Net assets.................................. $  4,164,456
                                                         ------------
            Shares outstanding..........................      406,058
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.26
            Maximum sales charge--4.25% of public
             offering price.............................         0.46
                                                         ------------
            Maximum offering price...................... $      10.72
                                                         ------------
          Institutional Shares:
            Net assets.................................. $440,755,367
                                                         ------------
            Shares outstanding..........................   43,003,614
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.25
                                                         ------------
          Class A Shares authorized @ $.001 par value...  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

         Investment Income:
           Interest (net of foreign withholdings taxes of
            $284)......................................... $ 9,930,454
           Interest from affiliated fund..................      92,204
                                                           -----------
            Total Income..................................  10,022,658
                                                           -----------
         Expenses:
           Advisory.......................................   1,124,174
           Administration.................................     262,027
           Transfer agent.................................      57,427
           Custodian......................................      25,683
           Registration and filings.......................      16,991
           Reports to shareholders........................      10,191
           Audit..........................................      10,004
           Directors......................................       8,851
           Legal..........................................       6,325
           12b-1 fee--Class A Shares......................       5,418
                 Class C Shares...........................          68
           Insurance......................................       4,210
           Cash management................................       1,930
           Other..........................................      15,413
                                                           -----------
            Total Expenses................................   1,548,712
                                                           -----------
            Net Investment Income.........................   8,473,946
                                                           -----------
         Realized and Unrealized Gain on
          Investments:
           Net realized gain on investments...............     515,699
           Increase in unrealized appreciation/
            depreciation on investments...................     116,287
                                                           -----------
           Net realized and unrealized gain on
            investments...................................     631,986
                                                           -----------
           Net increase in net assets resulting from
            operations.................................... $ 9,105,932
                                                           -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statements of Changes in Net Assets

                                                               Six Months Ended
                                                                June 30, 2005      Year Ended
                                                                 (Unaudited)    December 31, 2004
                                                               ---------------- -----------------
Operations:
 Net investment income........................................   $  8,473,946     $ 16,875,001
 Net realized gain on investments.............................        515,699        1,486,786
 Increase (decrease) in unrealized
   appreciation/depreciation on
   investments................................................        116,287         (379,411)
                                                                 ------------     ------------
   Net increase in net assets resulting
    from operations...........................................      9,105,932       17,982,376
                                                                 ------------     ------------
Dividends and Distributions to
 Shareholders:
 Dividends from net investment income:
   Class A Shares.............................................        (84,606)        (237,846)
                         Class C Shares.......................           (182)            (402)
                         Institutional
                           Shares.............................     (9,252,758)     (18,964,018)
 Distributions from capital gains:
   Class A Shares.............................................             --           (8,530)
                     Institutional
                      Shares..................................             --         (739,722)
                                                                 ------------     ------------
                                                                   (9,337,546)     (19,950,518)
                                                                 ------------     ------------
Capital Stock Transactions:
 Proceeds from capital stock sold:
   Class A Shares.............................................      1,016,140        2,566,872
                     Class C Shares...........................            104          108,627
                     Institutional
                       Shares.................................     31,680,939       95,621,901
 Proceeds from shares issued on
   reinvestment of dividends and
   distributions: Class A Shares..............................         63,039          201,172
                   Class C Shares.............................             --              337
                   Institutional Shares.......................      1,621,131        3,367,171
 Value of capital stock repurchased:
   Class A Shares.............................................     (1,603,542)      (5,728,974)
                      Class C Shares..........................       (108,966)              --
                      Institutional
                        Shares................................    (53,006,751)     (98,417,707)
                                                                 ------------     ------------
 Net decrease in net assets resulting
   from capital stock transactions............................    (20,337,906)      (2,280,601)
                                                                 ------------     ------------
   Decrease in Net Assets.....................................    (20,569,520)      (4,248,743)
Net Assets:
 Beginning of year............................................    465,489,343      469,738,086
                                                                 ------------     ------------
 End of period................................................   $444,919,823     $465,489,343
                                                                 ------------     ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares..................................         99,902          249,973
         Class C Shares.......................................             --           10,569
         Institutional Shares.................................      3,107,224        9,303,152
 Shares issued on reinvestment of
   dividends and distributions: Class A
   Shares.....................................................          6,183           19,609
             Class C Shares...................................             --               33
              Institutional Shares............................        159,103          329,781
 Shares repurchased: Class A Shares...........................       (157,857)        (562,797)
             Class C Shares...................................        (10,602)              --
             Institutional Shares.............................     (5,198,153)      (9,592,924)
                                                                 ------------     ------------
   Net decrease...............................................     (1,994,200)        (242,604)
 Shares outstanding, beginning of year........................     45,403,872       45,646,476
                                                                 ------------     ------------
 Shares outstanding, end of period............................     43,409,672       45,403,872
                                                                 ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Financial Highlights


                                                                Class A Shares
                                           -------------------------------------------------------
                                           Six Months Ended         Year Ended December 31,
                                            June 30, 2005   --------------------------------------
                                             (Unaudited)     2004    2003    2002   2001(a)  2000
                                           ---------------- ------  ------  ------  ------- ------
PER SHARE DATA:
Net asset value at beginning of year......      $10.26      $10.30  $10.51  $10.24  $10.12  $ 9.84
                                                ------      ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income.....................        0.18        0.34    0.35    0.49    0.56    0.58
Net realized and unrealized gain (loss) on
  investments.............................        0.02        0.03   (0.01)   0.29    0.13    0.28
                                                ------      ------  ------  ------  ------  ------
 Total from investment operations.........        0.20        0.37    0.34    0.78    0.69    0.86
                                                ------      ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income......       (0.20)      (0.39)  (0.43)  (0.51)  (0.57)  (0.58)
Distributions from capital gains..........          --       (0.02)  (0.12)     --      --      --
                                                ------      ------  ------  ------  ------  ------
 Total dividends and distributions........       (0.20)      (0.41)  (0.55)  (0.51)  (0.57)  (0.58)
                                                ------      ------  ------  ------  ------  ------
Net asset value at end of period..........      $10.26      $10.26  $10.30  $10.51  $10.24  $10.12
                                                ------      ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................        1.95%       3.65%   3.29%   7.82%   6.95%   9.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $4,164      $4,696  $7,733  $9,429  $6,002  $4,912
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        0.94%*      0.99%   1.04%   1.04%   1.03%   1.03%
 Expenses, prior to waiver from The
   Bank of New York.......................        0.94%*      0.99%   1.04%   1.05%   1.04%   1.04%
 Net investment income, net of waiver
   from The Bank of New York..............        3.63%*      3.32%   3.32%   4.77%   5.43%   5.93%
Portfolio turnover rate...................          31%         72%    110%     98%    106%     76%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                                   Class C Shares
                                                       -----------------------------------
                                                                             For the period
                                                         For the period    October 13 , 2004*
                                                              ended             through
                                                       January 23, 2005*** December 31, 2004
                                                       ------------------- ------------------
PER SHARE DATA:
Net asset value at beginning of period................       $10.26              $10.29
                                                             ------              ------
Gain (loss) from investment operations
Net investment income.................................         0.01                0.05
Net realized and unrealized gain (loss) on investments         0.04               (0.02)
                                                             ------              ------
 Total from investment operations.....................         0.05                0.03
                                                             ------              ------
Dividends and distributions
Dividends from net investment income..................        (0.03)              (0.06)
                                                             ------              ------
Net asset value at end of period......................       $10.28              $10.26
                                                             ------              ------
TOTAL RETURN:
Total investment return based on net asset value/(a)/.         0.36%               0.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........       $   29              $  109
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         1.69%**             1.69%**
 Expenses, prior to waiver from The Bank of New York..         1.69%**             1.70%**
 Net investment income, net of waiver from The Bank of
   New York...........................................         2.11%**             2.69%**
Portfolio turnover rate...............................           31%                 72%

*  Commencement of offering of shares.
** Annualized.
***On January 24, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                               Institutional Shares
                                        -----------------------------------------------------------------
                                        Six Months Ended              Year Ended December 31,
                                         June 30, 2005   ------------------------------------------------
                                          (Unaudited)      2004      2003      2002     2001(a)    2000
                                        ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year...     $  10.25     $  10.29  $  10.51  $  10.24  $  10.12  $   9.84
                                            --------     --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income..................         0.20         0.37      0.37      0.52      0.58      0.61
Net realized and unrealized gain (loss)
 on investments........................         0.01         0.03     (0.02)     0.28      0.14      0.28
                                            --------     --------  --------  --------  --------  --------
  Total from investment operations.....         0.21         0.40      0.35      0.80      0.72      0.89
                                            --------     --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment
 income................................        (0.21)       (0.42)    (0.45)    (0.53)    (0.60)    (0.61)
Distributions from capital gains.......           --        (0.02)    (0.12)       --        --        --
                                            --------     --------  --------  --------  --------  --------
  Total dividends and distributions....        (0.21)       (0.44)    (0.57)    (0.53)    (0.60)    (0.61)
                                            --------     --------  --------  --------  --------  --------
Net asset value at end of period.......     $  10.25     $  10.25  $  10.29  $  10.51  $  10.24  $  10.12
                                            --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net
 asset value/(b)/......................         2.08%        3.91%     3.43%     8.08%     7.21%     9.37%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $440,756     $460,684  $462,005  $472,896  $436,985  $415,608
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................         0.69%*       0.73%     0.79%     0.79%     0.78%     0.79%
  Expenses, prior to waiver from
   The Bank of New York................         0.69%*       0.73%     0.79%     0.80%     0.79%     0.79%
  Net investment income, net of
   waiver from The Bank of New
   York................................         3.88%*       3.58%     3.57%     5.02%     5.69%     6.18%
Portfolio turnover rate................           31%          72%      110%       98%      106%       76%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- ------------
           Municipal Bonds--98.1%
           Education--6.6%
$1,000,000 Dutchess County, New York, Industrial
           Development Agency (Bard College Civic
           Facilities).................................  A3/NR    5.750%  8/01/08  $  1,079,130
 1,000,000 New York State Dormitory Authority,
           Fordham University, FGIC Insured+........... Aaa/AAA   5.000   7/01/18     1,090,500
 1,500,000 New York State Dormitory Authority, New
           York University, Series A, AMBAC
           Insured+.................................... Aaa/AAA   5.500   7/01/09     1,643,415
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology, AMBAC
           Insured+.................................... Aaa/AAA   5.000   7/01/13       539,335
   500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A,
           CAPMAC-ITC Insured+......................... Aaa/AAA   5.250   5/15/15       566,730
 1,500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A,
           MBIA-IBC Insured+........................... Aaa/AAA   5.875   5/15/11     1,713,120
 1,000,000 Saratoga County, New York Industrial
           Development Agency (Skidmore College
           Project--Series A), FSA Insured+............ Aaa/NR    2.000   7/01/05       999,980
                                                                                   ------------
                                                                                      7,632,210
                                                                                   ------------
           General Obligations--12.0%
   200,000 Bethlehem, New York, AMBAC Insured+......... Aaa/AAA   7.100   11/01/07      219,034
 1,000,000 Katonah-Lewisboro, New York, Union Free
           School District, Series B, FGIC Insured+.... Aaa/NR    5.000   9/15/15     1,130,710
 1,000,000 New York, New York..........................  A1/A+    5.000   8/01/14     1,052,930
   500,000 New York, New York, Series A................  A1/A+    6.250   8/01/08       524,965
   525,000 New York, New York, Series C................  A1/A+    5.500   8/15/08       563,446
    50,000 New York, New York, Series E................  A1/A+    7.500   2/01/07        50,190
 1,000,000 New York, New York, Series G................  A1/A+    5.000   8/01/06     1,024,250
    65,000 New York, New York, Series I................  A1/A+    5.750   3/15/08        67,426

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New York, New York, Series M,
           FSA Insured+.................................. Aaa/AAA   5.000%  4/01/18  $  1,099,540
 2,750,000 New York State, Series A......................  A1/AA    5.250   3/15/15     3,033,634
 1,500,000 Onondaga County, New York, Series A........... Aa2/AA+   5.000   5/01/17     1,625,235
 1,000,000 Orange County, New York, Series A............. Aa1/NR    5.000   7/15/19     1,097,630
   500,000 Rockland County, New York, Series A........... A1/AA-    5.000   10/01/15      548,535
   750,000 Suffolk County, New York, Series B, FGIC
           Insured+...................................... Aaa/AAA   5.000   10/01/13      821,978
 1,000,000 Westchester County, New York, Series E........ Aaa/AAA   2.500   12/15/05    1,000,180
                                                                                     ------------
                                                                                       13,859,683
                                                                                     ------------
           Healthcare--7.2%
 3,250,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+....................... Aaa/AAA   5.000   7/01/20     3,509,967
   140,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B... NR/AA-    5.250   2/15/18       153,187
 1,000,000 New York State Dormitory Authority, University
           Rochester-Strong Memorial Hospital............  A1/A+    5.200   7/01/05     1,000,070
   935,000 New York State Medical Care Facilities
           Finance Agency Revenue, Series A.............. Aa1/NR    6.375   11/15/20      967,080
 1,010,000 New York State Medical Care Facilities
           Finance Agency Revenue, Series A.............. Aa1/NR    6.375   11/15/20    1,042,522
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B............................... Aaa/AAA   5.125   11/01/15    1,195,755
   400,000 Westchester County, New York, Healthcare
           Corp., Series B............................... Aaa/AAA   5.250   11/01/11      440,988
                                                                                     ------------
                                                                                        8,309,569
                                                                                     ------------
           Housing--5.7%
   295,000 New York State Housing Finance Agency,
           Multi-Family Mortgage, Series A............... Aaa/AA    7.000   8/15/22       296,956
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 70................. Aa1/NR    5.375   10/01/17    1,045,400

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest  Maturity
 Amount                                                  Ratings*   Rate      Date      Value
----------                                               -------- --------  -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 80................ Aa1/NR    5.100%   10/01/17 $  1,038,840
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 95................ Aa1/NR    5.500    10/01/17    1,055,410
 2,000,000 New York State Urban Development Corp........ Aaa/AAA   5.500    7/01/16     2,092,440
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program......................... Aa3/AA    5.000    12/01/18    1,079,760
                                                                                     ------------
                                                                                        6,608,806
                                                                                     ------------
           Industrial Development--2.9%
 2,175,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+.................. Aaa/AAA   5.000    12/01/07    2,280,814
 1,000,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project), MBIA Insured+.................. Aaa/AAA   5.000    12/01/09    1,045,120
                                                                                     ------------
                                                                                        3,325,934
                                                                                     ------------
           Other--3.0%
 1,500,000 East Meadow, New York, Union Free School
           District, Bond Anticipation Notes............  NR/NR    2.500    8/17/05     1,499,295
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.125    8/01/12     1,939,968
                                                                                     ------------
                                                                                        3,439,263
                                                                                     ------------
           Pre-Refunded/Escrowed Securities--6.3%
 1,000,000 Erie County, New York, Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA   2.980(a) 12/01/05      989,310
 1,000,000 Erie County, New York, Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA   2.820(a) 12/01/06      962,550

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                           Moody's
Principal                                                    /S&P   Interest  Maturity
 Amount                                                    Ratings*   Rate      Date     Value
----------                                                 -------- --------  -------- ----------
           Municipal Bonds (Continued)
$1,000,000 Metropolitan Transportation Authority New
           York, Transportation Facilities Revenue, Series
           B-2, MBIA Insured+, ETM........................ Aaa/AAA   5.000%   7/01/17  $1,058,850
   860,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B.... NR/AA-    5.250    2/15/18     973,228
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+, ETM............................. Aaa/AAA   3.220(a) 7/01/10     512,394
   390,000 New York State Environmental Facilities
           Corp., Series C, ETM........................... Aaa/AAA   5.250    6/15/12     420,303
   185,000 New York State Housing Finance Agency,
           State University Construction, ETM............. Aaa/AAA   6.500    11/01/06    190,115
   500,000 New York, New York City Transitional
           Finance Authority, Series A, ETM............... Aa1/AAA   5.000    8/15/05     501,600
   500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, ETM................. Aa2/AAA   5.500    1/01/07     521,085
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y, ETM................. Aa2/AAA   6.000    1/01/12   1,133,580
                                                                                       ----------
                                                                                        7,263,015
                                                                                       ----------
           Special Tax--24.2%
 2,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, FGIC
           Insured+....................................... Aaa/AAA   5.250    11/15/15  2,214,000
 1,500,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A................... A1/AA-    5.000    11/15/06  1,546,725
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E................................. Aaa/AAA   6.000    7/01/05   2,000,200
 1,850,000 Municipal Assistance Corp. for New York,
           Series G....................................... Aaa/AAA   6.000    7/01/07   1,969,362
 1,000,000 Nassau County, New York Interim Finance
           Authority, MBIA Insured+....................... Aaa/AAA   5.000    11/15/16  1,115,690

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- ------------
           Municipal Bonds (Continued)
$1,500,000 Nassau County, New York Interim Finance
           Authority, Series B, AMBAC Insured+....... Aaa/AAA   5.000%  11/15/16 $  1,646,070
 1,400,000 New York, New York City Transitional
           Finance Authority, Series 3A.............. Aa2/AAA   2.000   11/01/05    1,397,186
 2,000,000 New York, New York City Transitional
           Finance Authority, Series A............... Aa1/AAA   5.500   11/15/17    2,249,639
   500,000 New York, New York City Transitional
           Finance Authority, Series B............... Aa1/AAA   2.000   8/01/05       499,750
   930,000 New York, New York City Transitional
           Finance Authority, Series B, MBIA-IBC
           Insured+.................................. Aaa/AAA   4.750   11/15/15      979,327
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C............... Aa1/AAA   5.375   2/01/13     1,106,620
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C............... Aa1/AAA   5.375   2/15/14     1,109,660
 1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A..................................  NR/AA    5.000   3/15/16     1,092,080
 1,000,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA    5.400   4/01/13     1,050,650
 1,500,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA    5.400   4/01/15     1,567,770
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1......................... Aaa/AAA   5.000   4/01/13     2,215,660
 1,000,000 New York State Local Government Assistance
           Corp., Series C...........................  A1/AA    6.000   4/01/08     1,080,850
 1,000,000 New York State Thruway Authority Income
           Tax Revenue, Series A.....................  A1/AA    2.000   3/15/06       994,010
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A....  A1/AA    5.375   3/15/17     1,119,789
 1,000,000 South Orangetown, New York, Central School
           District, Tax Anticipation Notes..........  NR/NR    3.750   6/30/06     1,011,340
                                                                                 ------------
                                                                                   27,966,378
                                                                                 ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- ------------
           Municipal Bonds (Continued)
           State Appropriation--13.3%
$1,105,000 New York State Dormitory Authority
           Revenue.................................. Aaa/AAA   5.000%  7/01/14  $  1,189,765
 1,000,000 New York State Dormitory Authority
           Revenue.................................. NR/AA-    5.000   7/01/18     1,089,520
   250,000 New York State Dormitory Authority
           Revenue, Albany County................... A3/AA-    5.500   4/01/08       266,453
   645,000 New York State Dormitory Authority
           Revenue, AMBAC Insured+.................. Aaa/AAA   5.000   7/01/14       701,334
   800,000 New York State Dormitory Authority
           Revenue, MBIA-IBC Insured+............... Aaa/AAA   5.000   5/15/15       849,248
 1,500,000 New York State Dormitory Authority
           Revenue, Series B, VRN................... A2/AA-    5.250   11/15/23    1,653,615
 1,000,000 New York State Dormitory Authority, City
           University Construction, Series A........ A2/AA-    5.700   7/01/05     1,000,080
 2,370,000 New York State Dormitory Authority, City
           University Construction, Series A, FGIC-
           TCRS Insured+............................ Aaa/AAA   5.750   7/01/18     2,824,565
   500,000 New York State Dormitory Authority, State
           University Dormitory Facilities, Series A A1/AA-    5.500   7/01/10       551,800
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund..................................... A2/AA-    5.625   4/01/07       779,693
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund..................................... A2/AA-    6.000   4/01/07       526,015
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series A, FGIC Insured+............ Aaa/AAA   5.000   4/01/10       538,675
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B, MBIA Insured+............ Aaa/AAA   5.250   4/01/16     1,103,960

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New York State Thruway Authority, Highway
           and Bridge, General Purpose, Series B, FSA
           Insured+.................................. Aaa/AAA   4.750%  4/01/19  $  1,061,150
   760,000 New York State Urban Development Corp.,
           Cornell Center............................ A2/AA-    5.900   1/01/07       761,877
   500,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A.................................. A2/AA-    5.000   1/01/12       535,990
                                                                                 ------------
                                                                                   15,433,740
                                                                                 ------------
           Transportation--4.5%
 1,000,000 New York State Thruway Authority General
           Revenue, Series F, AMBAC Insured+......... Aaa/AAA   5.000   1/01/19     1,093,300
 1,000,000 Port Authority of New York & New Jersey,
           Series 125................................ Aaa/AAA   5.000   10/15/19    1,095,410
 1,000,000 Port Authority of New York & New Jersey,
           Series 128................................ Aaa/AAA   5.000   11/01/18    1,098,180
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A................. Aa2/AA-   5.250   1/01/16     1,100,380
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B................. Aa2/AA-   5.250   11/15/17      860,862
                                                                                 ------------
                                                                                    5,248,132
                                                                                 ------------
           Utilities--12.4%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A.........  A3/A-    5.000   6/01/06     1,020,570
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A, AMBAC
           Insured+.................................. Aaa/AAA   5.500   12/01/10    1,115,950
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B.........  A3/A-    5.250   6/01/14     2,230,880
 1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E....................... Aa1/AA    5.375   6/15/15     1,118,170
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A Aaa/AAA   7.000   6/15/12       150,534

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest  Maturity
 Amount                                               Ratings*   Rate      Date      Value
----------                                            -------- --------  -------- ------------
           Municipal Bonds (Continued)
$    5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C Aa2/A+    7.200%   3/15/11  $      5,113
 1,000,000 New York State Environmental Facilities
           Corp., Series A........................... Aaa/AAA   3.625    11/15/05    1,004,040
 1,000,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA   5.250    6/15/17     1,105,280
   775,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA   5.250    6/15/19       856,592
   110,000 New York State Environmental Facilities
           Corp., Unrefunded Balance, Series C....... Aaa/AAA   5.250    6/15/12       117,943
 2,500,000 New York State Power Authority, Series A.. Aa2/AA-   5.000    11/15/17    2,736,701
   750,000 New York State Power Authority, Series A.. Aa2/AA-   5.500    11/15/10      759,690
 1,450,000 New York State Power Authority, Series A.. Aa2/AA-   5.250    11/15/16    1,612,632
   500,000 Suffolk County, New York, Water Authority,
           Waterworks Revenue, MBIA Insured+......... Aaa/AAA   5.100    6/01/07       522,070
                                                                                  ------------
                                                                                    14,356,165
                                                                                  ------------
           Total Municipal Bonds
           (Cost $109,672,589).......................                              113,442,895
                                                                                  ------------
Number of
 Shares
----------
           Tax-Exempt Money Market Fund--1.7%
 2,039,922 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $2,039,922).........................  NR/NR    2.070(b)             2,039,922
                                                                                  ------------
           Total Investments
           (Cost $111,712,511)(c)--99.8%.............                              115,482,817
           Other assets less liabilities--0.2%.......                                  205,624
                                                                                  ------------
           Net Assets--100.0%........................                             $115,688,441
                                                                                  ------------

AMBAC      American Municipal Bond Assurance Corp.
CAPMAC-ITC Capital Markets Assurance Corp.--Insured Trust Certificate.
ETM        Escrowed to maturity.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2005 (Unaudited)

FGIC      Financial Guaranty Insurance Company.
FGIC-TCRS Financial Guaranty Insurance Company--Transferable Custodial Receipts.
FSA       Federal Security Association.
MBIA      Municipal Bond Investor Assurance.
MBIA-IBC  Municipal Bond Investor Assurance--Insured Bond Certificate.
NR        Not Rated.
*         Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2005.
(b)       Represents annualized 7 day yield at June 30, 2005.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005. net unrealized appreciation was $3,770,306 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,878,198 and aggregate gross unrealized depreciation of $107,892.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

         Assets:
           Non-affiliated investments at market value,
            (Cost $109,672,589)........................... $113,442,895
           Affiliated investments at market value,
            (Cost $2,039,922).............................    2,039,922
           Receivables:
            Investments sold..............................    1,538,729
            Interest......................................    1,448,362
            Capital stock sold............................       65,000
           Other assets...................................       12,832
                                                           ------------
            Total Assets..................................  118,547,740
                                                           ------------
         Liabilities:
           Payables:
            Investments purchased.........................    2,637,898
            Dividends.....................................      100,022
            Capital stock repurchased.....................       23,514
            Services provided by The Bank of New York.....       34,114
           Accrued expenses and other liabilities.........       63,751
                                                           ------------
            Total Liabilities.............................    2,859,299
                                                           ------------
         Net Assets:...................................... $115,688,441
                                                           ------------
         Sources Of Net Assets:
           Capital stock @ par............................ $     10,603
           Paid in capital................................  111,798,681
           Undistributed net investment income............          695
           Accumulated net realized gain on investments...      108,156
           Net unrealized appreciation on investments.....    3,770,306
                                                           ------------
         Net Assets....................................... $115,688,441
                                                           ------------
         Class A Shares:
           Net assets..................................... $ 21,421,287
                                                           ------------
           Shares outstanding.............................    1,962,047
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.92
           Maximum sales charge--4.25% of public
            offering price................................         0.48
                                                           ------------
           Maximum offering price......................... $      11.40
                                                           ------------
         Class C Shares:
           Net assets..................................... $     10,193
                                                           ------------
           Shares outstanding.............................          933
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.92
                                                           ------------
         Institutional Shares:
           Net assets..................................... $ 94,256,961
                                                           ------------
           Shares outstanding.............................    8,639,817
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.91
                                                           ------------
         Class A Shares authorized @ $.001 par value......  200,000,000
         Class C Shares authorized @ $.001 par value......  200,000,000
         Institutional Shares authorized @ $.001 par value  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

        Investment Income:
          Interest......................................... $2,124,483
          Interest from affiliated fund....................     15,284
                                                            ----------
           Total Income....................................  2,139,767
                                                            ----------
        Expenses:
          Advisory.........................................    280,117
          Administration...................................     70,029
          Transfer agent...................................     28,500
          12b-1 fee--Class A Shares........................     27,239
                Class C Shares.............................         50
          Registration and filings.........................     15,858
          Directors........................................      8,828
          Custodian........................................      7,192
          Audit............................................      6,781
          Reports to shareholders..........................      2,395
          Legal............................................      1,580
          Other............................................     14,488
                                                            ----------
           Total Expenses..................................    463,057
          Fees waived by The Bank of New York
           (Note 3)........................................   (105,207)
                                                            ----------
           Net Expenses....................................    357,850
                                                            ----------
           Net Investment Income...........................  1,781,917
                                                            ----------
        REALIZED AND UNREALIZED GAIN ON
         INVESTMENTS:
          Net realized gain on investments.................     60,765
          Increase in unrealized appreciation/depreciation
           on investments..................................     96,272
                                                            ----------
          Net realized and unrealized gain on
           investments.....................................    157,037
                                                            ----------
          Net increase in net assets resulting from
           operations...................................... $1,938,954
                                                            ----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2005      Year Ended
                                                                                (Unaudited)    December 31, 2004
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  1,781,917     $  3,375,946
  Net realized gain on investments...........................................         60,765          278,089
  Increase (decrease) in unrealized appreciation/depreciation on investments.         96,272       (1,026,861)
                                                                                ------------     ------------
   Net increase in net assets resulting from operations......................      1,938,954        2,627,174
                                                                                ------------     ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................       (324,312)        (718,563)
                         Class C Shares......................................           (111)             (79)
                         Institutional Shares................................     (1,457,467)      (2,657,218)
  Distributions from capital gains: Class A Shares...........................             --          (55,106)
                    Class C Shares...........................................             --              (21)
                    Institutional Shares.....................................             --         (211,045)
                                                                                ------------     ------------
                                                                                  (1,781,890)      (3,642,032)
                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................        616,602          932,580
                    Class C Shares...........................................             --           20,001
                    Institutional Shares.....................................     16,220,783       32,044,288
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...............................        246,408          593,405
                   Class C Shares............................................            111               73
                   Institutional Shares......................................        145,782          547,837
  Value of capital stock repurchased: Class A Shares.........................     (2,313,898)      (4,750,383)
                      Class C Shares.........................................             --          (10,000)
                      Institutional Shares...................................    (10,944,624)     (15,283,900)
                                                                                ------------     ------------
  Net increase in net assets resulting from capital stock transactions.......      3,971,164       14,093,901
                                                                                ------------     ------------
   Increase in Net Assets....................................................      4,128,228       13,079,043
NET ASSETS:
  Beginning of year..........................................................    111,560,213       98,481,170
                                                                                ------------     ------------
  End of period (includes undistributed net investment income of $695 at
   June 30, 2005 and $668 at December 31, 2004)..............................   $115,688,441     $111,560,213
                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................         56,706           85,267
        Class C Shares.......................................................             --            1,833
        Institutional Shares.................................................      1,491,877        2,937,126
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................         22,667           54,343
             Class C Shares..................................................             10                7
             Institutional Shares............................................         13,422           50,254
  Shares repurchased: Class A Shares.........................................       (212,653)        (438,177)
             Class C Shares..................................................             --             (917)
             Institutional Shares............................................     (1,007,987)      (1,400,946)
                                                                                ------------     ------------
   Net increase..............................................................        364,042        1,288,790
  Shares outstanding, beginning of year......................................     10,238,755        8,949,965
                                                                                ------------     ------------
  Shares outstanding, end of period..........................................     10,602,797       10,238,755
                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights

                                                              Class A Shares
                                        ----------------------------------------------------------
                                        Six Months Ended          Year Ended December 31,
                                         June 30, 2005   -----------------------------------------
                                          (Unaudited)      2004     2003     2002   2001(a)  2000
                                        ---------------- -------  -------  -------  ------- ------
PER SHARE DATA:
Net asset value at beginning of year...     $ 10.90      $ 11.01  $ 11.02  $ 10.56  $10.55  $10.10
                                            -------      -------  -------  -------  ------  ------
Gain (loss) from investment operations
Net investment income..................        0.16         0.32     0.35     0.36    0.38    0.39
Net realized and unrealized gain (loss)
  on investments.......................        0.02        (0.08)    0.04     0.51    0.09    0.45
                                            -------      -------  -------  -------  ------  ------
 Total from investment operations......        0.18         0.24     0.39     0.87    0.47    0.84
                                            -------      -------  -------  -------  ------  ------
Dividends and distributions
Dividends from net investment
  income...............................       (0.16)       (0.32)   (0.35)   (0.37)  (0.38)  (0.39)
Distributions from capital gains.......          --        (0.03)   (0.05)   (0.04)  (0.08)     --
                                            -------      -------  -------  -------  ------  ------
 Total dividends and distributions.....       (0.16)       (0.35)   (0.40)   (0.41)  (0.46)  (0.39)
                                            -------      -------  -------  -------  ------  ------
Net asset value at end of period.......     $ 10.92      $ 10.90  $ 11.01  $ 11.02  $10.56  $10.55
                                            -------      -------  -------  -------  ------  ------
TOTAL RETURN:
Total investment return based on net
  asset value/(b)/.....................        1.67%        2.19%    3.57%    8.42%   4.51%   8.49%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................     $21,421      $22,844  $26,354  $29,758  $7,099  $8,021
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York................        0.84%*       0.94%    1.04%    1.04%   1.04%   1.03%
 Expenses, prior to waiver from
   The Bank of New York................        1.03%*       1.11%    1.17%    1.22%   1.34%   1.31%
 Net investment income, net of waiver
   from The Bank of New York...........        2.98%*       2.93%    3.15%    3.33%   3.59%   3.81%
Portfolio turnover rate................           4%          11%      10%      13%     17%     16%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                     Class C Shares
                                                           -------------------------------
                                                                             For the period
                                                           Six Months Ended August 24 , 2004*
                                                              June 2005          through
                                                             (UNAUDITED)    December 31, 2004
                                                           ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period....................      $10.90           $10.91
                                                                ------           ------
Gain from investment operations
Net investment income.....................................        0.12             0.09
Net realized and unrealized gain on investments...........        0.02               --
                                                                ------           ------
 Total from investment operations.........................        0.14             0.09
                                                                ------           ------
Dividends and distributions
Dividends from net investment income......................       (0.12)           (0.08)
Distributions from capital gains..........................          --            (0.02)
                                                                ------           ------
 Total dividends and distributions........................       (0.12)           (0.10)
                                                                ------           ------
Net asset value at end of period..........................      $10.92           $10.90
                                                                ------           ------
TOTAL RETURN:
Total investment return based on net asset value/(a)/.....        1.29%            1.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...............      $   10           $   10
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........        1.59%**          1.59%**
 Expenses, prior to waiver from The Bank of New York......        1.77%**          1.79%**
 Net investment income, net of waiver from The Bank of New
   York...................................................        2.22%**          2.24%**
Portfolio turnover rate...................................           4%              11%

* Commencement of offering of shares.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                            Institutional Shares
                                        ------------------------------------------------------------
                                        Six Months Ended           Year Ended December 31,
                                         June 30, 2005   -------------------------------------------
                                          (Unaudited)      2004     2003     2002   2001(a)    2000
                                        ---------------- -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year...     $ 10.89      $ 11.00  $ 11.02  $ 10.55  $ 10.54  $ 10.10
                                            -------      -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income..................        0.17         0.35     0.37     0.39     0.41     0.41
Net realized and unrealized gain (loss)
 on investments........................        0.02        (0.08)    0.03     0.52     0.09     0.44
                                            -------      -------  -------  -------  -------  -------
  Total from investment operations.....        0.19         0.27     0.40     0.91     0.50     0.85
                                            -------      -------  -------  -------  -------  -------
Dividends and distributions
Dividends from net investment
 income................................       (0.17)       (0.35)   (0.37)   (0.40)   (0.41)   (0.41)
Distributions from capital gains.......          --        (0.03)   (0.05)   (0.04)   (0.08)      --
                                            -------      -------  -------  -------  -------  -------
  Total dividends and distributions....       (0.17)       (0.38)   (0.42)   (0.44)   (0.49)   (0.41)
                                            -------      -------  -------  -------  -------  -------
Net asset value at end of period.......     $ 10.91      $ 10.89  $ 11.00  $ 11.02  $ 10.55  $ 10.54
                                            -------      -------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net
 asset value/(b)/......................        1.80%        2.35%    3.71%    8.79%    4.77%    8.66%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $94,257      $88,706  $72,127  $55,992  $44,164  $33,202
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................        0.59%*       0.68%    0.79%    0.79%    0.79%    0.79%
  Expenses, prior to waiver from The
   Bank of New York....................        0.78%*       0.85%    0.93%    0.97%    1.10%    1.06%
  Net investment income, net of
   waiver from The Bank of
   New York............................        3.23%*       3.19%    3.39%    3.58%    3.83%    4.05%
Portfolio turnover rate................           4%          11%      10%      13%      17%      16%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)


                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date      Value
----------                                                 -------- -------- -------- ------------
           Municipal Bonds--97.7%
           Education--18.2%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA   4.750%  6/01/16  $  2,129,620
 2,500,000 District of Columbia (Georgetown University),
           Series A, MBIA Insured+........................ Aaa/AAA   6.000   4/01/18     2,738,475
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA   5.000   8/01/11     1,556,969
 2,825,000 Metropolitan Govt. Nashville and Davidson
           County, Tennessee, H & E Facility (Vanderbilt
           University).................................... Aa2/AA    5.000   10/01/19    3,050,040
 1,000,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Carleton College)........... Aa2/NR    5.300   11/01/13    1,057,280
 1,410,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Macalester College),
           Series 6B...................................... Aa3/NR    5.000   3/01/14     1,562,802
 2,050,000 New Jersey State Educational Facility Authority
           Revenue (Institute of Technology), Series B,
           AMBAC Insured+................................. Aaa/AAA   5.000   7/01/21     2,207,256
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Princeton Theological Seminary),
           Series G....................................... Aaa/AAA   4.250   7/01/18     1,027,320
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Rowan University), Series C, FGIC
           Insured+....................................... Aaa/AAA   5.250   7/01/13     1,116,230
 1,140,000 New York State Dormitory Authority
           Revenue (Barnard College), AMBAC
           Insured+....................................... Aaa/AAA   5.250   7/01/16     1,203,669
 2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A........ Aaa/AAA   5.250   7/01/21     2,187,200
 1,000,000 New York State Dormitory Authority
           Revenue (Cornell University)................... Aa1/AA+   5.400   7/01/14     1,045,080
 1,000,000 Private Colleges & Universities Authority
           (Emory University Project), Series A........... Aa2/AA    5.500   11/01/06    1,036,960

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,500,000 Rio Grande City, Texas, Consolidated
           Independent School District, PSF-GTD.......... NR/AAA    5.000%  8/15/26  $ 1,601,895
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+...................... Aaa/AAA   5.500   10/01/14   1,134,750
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College).......................... Aa1/AA+   5.000   9/15/08    1,064,230
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College).......................... Aa1/AA+   5.250   9/15/09    1,087,670
 2,185,000 Texas A & M University Revenue................ Aa1/AA+   5.000   5/15/08    2,274,781
 2,260,000 Texas A & M University Revenue, Series A...... Aa1/AA+   5.375   5/15/15    2,492,011
 2,000,000 Texas Technical University Revenue, Series 9,
           AMBAC Insured+................................ Aaa/AAA   5.000   2/15/12    2,194,900
 5,000,000 University of Illinois, Auxiliary Facilities
           System, Series A, MBIA Insured+............... Aaa/AAA   5.000   4/01/26    5,341,850
 2,405,000 University of Maryland Systems Auxiliary
           Facilities & Tuition Revenue, Series A........ Aa2/AA    5.000   4/01/17    2,615,606
 4,000,000 University of Nebraska, Lincoln Student Fees &
           Facilities, Series B.......................... Aa2/AA-   5.000   7/01/28    4,241,880
 1,000,000 University of Virginia, Series A.............. Aaa/AAA   5.000   6/01/06    1,021,860
 1,665,000 University of Virginia, Series B.............. Aaa/AAA   5.000   6/01/18    1,814,750
                                                                                     -----------
                                                                                      48,805,084
                                                                                     -----------
           General Obligations--34.2%
 1,000,000 Aldine, Texas, Independent School District,
           PSF-GTD....................................... Aaa/AAA   5.375   2/15/09    1,039,050
 3,000,000 Austin, Texas................................. Aa2/AA+   5.000   9/01/17    3,262,500
 1,000,000 Bushland, Texas, Independent School District,
           PSF-GTD....................................... NR/AAA    5.000   2/15/18    1,052,360
 5,000,000 California State Economic Recovery,
           Series A...................................... Aa3/AA-   5.000   7/01/15    5,534,200
 3,000,000 Chicago, Illinois, FSA Insured+............... Aaa/AAA   5.500   1/01/12    3,370,350
 3,800,000 Chicago, Illinois, Series A, FSA Insured+..... Aaa/AAA   5.250   1/01/29    4,122,431

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date     Value
----------                                                -------- -------- -------- ----------
           Municipal Bonds (Continued)
$2,650,000 Connecticut State, Series D, FSA Insured+..... Aaa/AAA   5.000%  8/01/07  $2,772,589
 1,000,000 Dallas, Texas................................. Aa1/AA+   5.500   2/15/06   1,017,670
 2,130,000 Delaware State, Series A...................... Aaa/AAA   5.000   7/01/06   2,181,120
 2,000,000 Durham County, North Carolina, Series B....... Aaa/AAA   5.000   4/01/15   2,186,480
 1,460,000 Florida State Board of Educational Cap Outlay,
           Series A...................................... Aaa/AAA   5.250   6/01/16   1,509,596
 2,500,000 Georgia State, Series D....................... Aaa/AAA   2.000   12/01/23  1,839,175
 1,300,000 Harris County, Texas.......................... Aa1/AA+   5.000   8/15/14   1,355,276
   390,000 Houston, Texas, Public Improvement,
           Series A...................................... Aa3/AA-   5.250   3/01/13     418,614
 3,000,000 Houston, Texas, School District............... Aaa/AAA   5.000   2/15/19   3,270,120
 2,000,000 Illinois State, 1st Series.................... Aa3/AA    5.000   8/01/07   2,089,220
 1,140,000 King County, Washington, Public
           Transportation, Series A...................... Aa1/AA+   5.000   12/01/14  1,218,193
 1,575,000 Klein, Texas, Independent School District..... Aaa/AAA   5.000   8/01/19   1,700,921
 2,375,000 Maryland State & Loan Facilities Loan-1st
           Series B...................................... Aaa/AAA   5.250   7/15/06   2,440,146
 2,000,000 Maryland State & Local Facilities Loan-3rd
           Series........................................ Aaa/AAA   5.000   10/15/07  2,060,640
 1,400,000 Maryland State & Local Facilities Loan-3rd
           Series........................................ Aaa/AAA   5.000   10/15/09  1,455,986
 1,450,000 Massachusetts State, Series B................. Aa2/AA    4.000   8/01/06   1,470,793
 3,000,000 Massachusetts State, Series D, AMBAC
           Insured+...................................... Aaa/AAA   5.500   10/01/19  3,542,520
 1,700,000 Maui County, Hawaii, MBIA Insured+............ Aaa/AAA   5.000   9/01/06   1,745,050
 1,500,000 Middlesex County, New Jersey.................. Aa1/AAA   5.000   10/01/06  1,544,025
 1,340,000 Minnesota State............................... Aa1/AAA   5.000   11/01/18  1,413,512
 1,290,000 Montana State, Long Range Building Program,
           Series D...................................... Aa3/AA-   5.000   8/01/08   1,373,992
 1,215,000 Nevada State Municipal Bond Bank Project
           #52, Series A................................. Aa2/AA    6.375   5/15/06   1,253,163
 2,760,000 Nevada State Municipal Bond Bank Project
           #66 & #67, Series A........................... Aa2/AA    5.250   5/15/10   2,928,967

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State, Series F....................  A1/AA    5.000%  9/15/06  $ 1,027,280
 2,300,000 New York, New York..........................  A1/A+    5.000   8/01/08    2,434,573
 5,000,000 New York, New York..........................  A1/A+    5.000   8/01/09    5,346,551
 2,000,000 Ohio State Revenue.......................... Aa3/AA    4.500   6/15/06    2,034,600
 1,300,000 Ohio State Revenue, AMBAC Insured+.......... Aaa/AAA   5.000   10/01/11   1,430,819
 3,000,000 Plano, Texas, Independent School District,
           PSF-GTD..................................... Aaa/AAA   5.000   2/15/18    3,242,340
 2,155,000 Raleigh, North Carolina, Public Improvement,
           Series A.................................... Aaa/AAA   3.250   4/01/16    2,078,088
 1,650,000 Socorro, Texas, Independent School District,
           PSF-GTD..................................... NR/AAA    5.375   8/15/19    1,822,029
 2,755,000 Texas State Refunding Water Financial
           Assistance, Series A & C.................... Aa1/AA    5.000   8/01/09    2,914,515
 3,385,000 Texas State Water Development............... Aa1/AA    5.500   8/01/16    3,555,977
 2,095,000 Washington State Motor Vehicle Fuel Tax,
           Series B, FGIC Insured+..................... Aaa/AAA   5.000   7/01/06    2,142,975
 1,490,000 Washington State, Series R-98A.............. Aa1/AA    5.000   7/01/12    1,549,570
 1,250,000 Washington State, Series R-98A.............. Aa1/AA    5.000   7/01/14    1,299,975
                                                                                   -----------
                                                                                    92,047,951
                                                                                   -----------
           Healthcare--1.2%
 1,040,000 New Jersey Health Care Facilities Financing
           Authority Revenue (Robert Wood Johnson
           University Hospital)........................  A2/A     5.250   7/01/12    1,120,392
 2,000,000 Tampa Florida Revenue Health System--
           Catholic Health East, MBIA Insured+......... Aaa/AAA   5.500   11/15/06   2,072,140
                                                                                   -----------
                                                                                     3,192,532
                                                                                   -----------
           Housing--4.8%
 1,740,000 California Statewide Community Development
           Authority Revenue........................... Aaa/AAA   5.250   7/01/15    1,943,215
 1,210,000 Colorado Housing & Finance Authority Single
           Family Mortgage Class I-A-4................. Aaa/AAA   4.900   11/01/11   1,273,198

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  715,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C........... Aa1/AA+   5.300%  11/15/23 $   751,043
 1,275,000 Missouri State Housing Development Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA/FNMA
           Insured+..................................... NR/AAA    5.050   9/01/24    1,313,390
 1,090,000 Nebraska Housing Finance Authority Single
           Family, Series D, GNMA/FNMA/FHLMC
           Insured+..................................... NR/AAA    5.250   9/01/22    1,128,957
 1,000,000 Nebraska Housing Finance Authority Single
           Family, Series F............................. NR/AAA    4.400   3/01/20      995,670
 1,500,000 New York State Mortgage Agency,
           Series 101................................... Aa1/NR    5.000   10/01/18   1,537,920
 1,000,000 Pennsylvania Housing Finance Agency Single
           Family Mortgage, Series 73B.................. Aa2/AA+   5.000   4/01/16    1,043,530
 1,960,000 Texas State Department of Housing and
           Community Affairs, Series A, GNMA/FNMA/
           MBIA Insured+................................ Aaa/AAA   5.450   9/01/23    2,056,001
   885,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+................................. Aaa/AAA   4.850   5/01/11      930,064
                                                                                    -----------
                                                                                     12,972,988
                                                                                    -----------
           Other--3.3%
 1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.250   8/01/13    1,079,140
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A..................................... Aa2/AA+   5.000   2/01/22    1,073,170
 1,000,000 North Carolina Infrastructure Finance Corp.,
           Series A..................................... Aa2/AA+   5.000   2/01/23    1,070,710
 5,200,000 Oklahoma Development Finance Authority
           Revenue (Samuel Roberts Noble, Inc.)......... Aaa/AAA   5.000   5/01/08    5,508,620
                                                                                    -----------
                                                                                      8,731,640
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                              Moody's
Principal                                                       /S&P   Interest Maturity
 Amount                                                       Ratings*   Rate     Date      Value
----------                                                    -------- -------- -------- -----------
           Municipal Bonds (Continued)
           Pre-Refunded Securities--9.7%
$1,250,000 Jacksonville, Florida, Electrical Authority
           Revenue (St. John's River), Series 11............. Aa2/AA-   5.375%  10/01/11 $ 1,258,438
 2,000,000 Jacksonville, Florida, Health Facilities Authority
           Hospital Revenue (Charity Obligation Group),
           Series C, ETM..................................... Aa2/NR    4.875   8/15/07    2,086,240
 1,005,000 Kansas State Department of Transportation
           Highway Revenue, Series A, ETM.................... Aa2/AA+   5.375   3/01/07    1,048,436
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, FSA Insured+, ETM........................ Aaa/AAA   5.000   1/01/15    1,266,762
   115,000 Monroe County New York, AMBAC
           Insured+.......................................... Aaa/AAA   6.000   6/01/11      117,739
 2,960,000 Nebraska Public Power District Revenue,
           Series A, MBIA Insured+........................... Aaa/AAA   5.250   1/01/14    3,159,504
 2,000,000 New Jersey State Highway Authority Garden
           State Parkway General Revenue, ETM................ A1/AAA    5.150   1/01/07    2,071,680
    45,000 New Jersey State Turnpike Authority
           Revenue, ETM...................................... Aaa/AAA   5.875   1/01/08       46,633
 3,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series B, ETM.......... Aa1/AAA   5.100   11/15/07   3,165,540
 5,440,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM.............. Aaa/BBB   5.000   1/01/17    6,044,547
 4,000,000 North Carolina Municipal Power Agency
           No. 1, Catawaba Electric Revenue, ETM............. A3/AAA    5.500   1/01/13    4,505,280
 1,000,000 Omaha, Nebraska, Series A, ETM.................... Aaa/AAA   6.500   12/01/16   1,269,540
                                                                                         -----------
                                                                                          26,040,339
                                                                                         -----------
           Special Tax--4.5%
 1,100,000 Chicago, Illinois Sales Tax Revenue, FGIC
           Insured+.......................................... Aaa/AAA   5.000   1/01/08    1,155,649
   100,000 Indiana Bond Bank Revenue, Series A............... NR/AAA    5.750   2/01/06      101,763
 2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A........................ Aaa/AAA   5.500   2/01/08    2,129,280
 2,500,000 Municipal Assistance Corp. for New York
           City, Series E.................................... Aaa/AAA   6.000   7/01/06    2,585,350

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA    6.000%  4/01/06  $ 1,024,450
 2,000,000 New York State Local Government Assistance
           Corp., Series A, AMBAC Insured+........... Aaa/AAA   5.000   4/01/09    2,090,900
   100,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Note++..... Aa2/AA-   2.380   4/01/22      100,000
 2,595,000 New York State Local Government Assistance
           Corp., Series C...........................  A1/AA    6.000   4/01/12    2,970,834
                                                                                 -----------
                                                                                  12,158,226
                                                                                 -----------
           State Appropriation--4.2%
 2,000,000 Metropolitan Transportation Authority,
           Series A, FGIC Insured+................... Aaa/AAA   5.250   4/01/13    2,144,620
 3,000,000 New York State Dormitory Authority
           Revenue State University Educational
           Facilities................................ A2/AA-    6.000   5/15/07    3,168,420
 2,450,000 New York State Dormitory Authority
           Revenue, 4201 School Program.............. A3/AA-    5.000   7/01/08    2,582,496
 3,100,000 New York State Dormitory Authority
           Revenue, Series B, VRDN................... A2/AA-    5.250   11/15/23   3,417,471
                                                                                 -----------
                                                                                  11,313,007
                                                                                 -----------
           Transportation--6.3%
 1,880,000 Florida State Turnpike Authority, AMBAC
           Insured+.................................. Aaa/AAA   5.000   7/01/21    2,062,698
 1,745,000 Kansas State Department of Transportation
           Highway Revenue, Series A................. Aa2/AA+   5.375   3/01/07    1,820,419
 2,100,000 New Hampshire State Turnpike System
           Revenue, FSA Insured+..................... Aaa/AAA   5.250   10/01/17   2,327,787
 3,340,000 New Jersey State Transportation Trust Fund
           Authority Revenue......................... Aaa/AAA   5.500   6/15/22    3,833,952
 1,000,000 New Jersey State Turnpike Authority
           Revenue, Series A, FGIC Insured+.......... Aaa/AAA   5.000   1/01/19    1,086,450
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA-IBC Insured+...... Aaa/AAA   6.500   1/01/08    1,306,296

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                          Moody's
Principal                                                   /S&P    Interest   Maturity
 Amount                                                   Ratings*    Rate       Date      Value
----------                                                -------- --------    -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Bridge Authority Revenue....... Aa2/AA-   5.000%     1/01/07  $ 1,033,050
 1,200,000 New York State Thruway Authority Second
           General Highway & Bridge Trust Fund,
           Series A, MBIA Insured+....................... Aaa/AAA   5.000      4/01/06    1,221,108
 2,105,000 Port of Seattle Washington Revenue, Series A,
           FGIC Insured+................................. Aaa/AAA   6.000      10/01/07   2,250,477
                                                                                        -----------
                                                                                         16,942,237
                                                                                        -----------
           Utilities--10.9%
 2,650,000 Arizona Water Infrastructure Finance Authority
           Revenue (Water Quality), Series A............. Aaa/AAA   4.000      10/01/23   2,616,054
 2,500,000 Austin, Texas, Utility System Revenue, Series
           A, MBIA Insured+.............................. Aaa/AAA   5.000      5/15/07    2,574,274
 3,150,000 Dade County, Florida, Water & Sewer System
           Revenue, FGIC Insured+........................ Aaa/AAA   6.250      10/01/07   3,384,770
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+...................................... Aaa/AAA   5.500      7/01/13    1,128,230
 1,960,000 Grant County, Washington, Public Utility
           District No. 2, Series B, FGIC Insured+....... Aaa/AAA   5.250      1/01/24    2,100,846
 1,500,000 Harris County, Texas, Flood Control District,
           Series A...................................... Aa1/AA+   5.000      10/01/06   1,542,345
 1,280,000 Long Island Power Authority, New York
           Electric System Revenue, FSA Insured+(a)...... Aaa/AAA   3.840/(a)/ 6/01/15      879,424
 2,500,000 Long Island Power Authority, New York
           Electric System Revenue, Series A, FSA
           Insured+...................................... Aaa/AAA   5.000      12/01/15   2,654,400
 4,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B.............  A3/A-    5.250      12/01/12   4,435,359
 2,000,000 Michigan Municipal Bond Authority Revenue,
           Clean Water Revolving Fund.................... Aaa/AAA   5.250      10/01/18   2,199,640
   140,000 Nebraska Public Power District Revenue,
           Series A, MBIA Insured+....................... Aaa/AAA   5.250      1/01/14      148,875
 2,000,000 New York State Power Authority, Series A...... Aa2/AA-   5.000      11/15/19   2,189,360

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest  Maturity
 Amount                                                Ratings*   Rate      Date      Value
----------                                             -------- --------  -------- ------------
           Municipal Bonds (Continued)
$1,700,000 Omaha, Nebraska, Public Power District,
           Series A...................................  NR/AA    7.625%   2/01/12  $  1,982,013
 1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A........................... Aaa/AAA   5.000    10/01/11    1,429,336
                                                                                   ------------
                                                                                     29,264,926
                                                                                   ------------
           Waste Management--0.4%
 1,000,000 Connecticut State Resource Recovery
           Authority, Series A, MBIA Insured+......... Aaa/AAA   5.500    11/15/12    1,055,180
                                                                                   ------------
           Total Municipal Bonds
           (Cost $254,538,048)........................                              262,524,110
                                                                                   ------------
Number of
 Shares
----------
           TAX-EXEMPT MONEY MARKET FUND--1.0%
 2,621,867 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $2,621,867)..........................  NR/NR    2.070(b)             2,621,867
                                                                                   ------------
           Total Investments
           (Cost $257,159,915)(c)--98.7%..............                              265,145,977
           Other assets less liabilities--1.3%........                                3,400,002
                                                                                   ------------
           Net Assets--100.0%.........................                             $268,545,979
                                                                                   ------------

AMBAC   American Municipal Bond Assurance Corp.
ETM     Escrowed to maturity.
FGIC    Financial Guaranty Insurance Company.
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association.
FSA     Financial Security Assurance.
GNMA    Government National Mortgage Association.
MBIA    Municipal Bond Investors Assurance.
MBIA-IBC Municipal Bond Investors Assurance-Insured Bond Certificate.
NR      Not Rated.
PSF-GTD  Permanent School Fund Guarantee.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2005 (Unaudited)

VRDN Variable Rate Demand Note, rate shown is in effect at June 30, 2005. Maturity date represents ultimate maturity.
*       Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++ Represents interest rate in effect at June 30, 2005 for Floating Rates Notes. Maturity Date represents ultimate maturity.
(a) Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2005.
(b)     Represents annualized 7 day yield at June 30, 2005.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $7,986,062 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $8,368,019 and aggregate gross unrealized depreciation of $381,957.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification of State

         June 30, 2005 (Unaudited)

                                                               % of
                                                              Total
                                                  Value     Net Assets
                                               ------------ ----------
         Arizona.............................. $  2,616,054     1.0%
         California...........................    7,477,415     2.8
         Colorado.............................    3,402,818     1.3
         Connecticut..........................    3,827,769     1.4
         Delaware.............................    2,181,120     0.8
         District of Columbia.................    2,738,475     1.0
         Florida..............................   12,373,882     4.6
         Georgia..............................    2,876,135     1.1
         Hawaii...............................    1,745,050     0.6
         Illinois.............................   16,079,500     6.0
         Indiana..............................    3,788,012     1.4
         Kansas...............................    2,868,855     1.1
         Maine................................      751,043     0.3
         Maryland.............................    8,572,378     3.2
         Massachusetts........................    5,013,313     1.9
         Michigan.............................    2,199,640     0.8
         Minnesota............................    4,033,594     1.5
         Missouri.............................    1,313,390     0.5
         Montana..............................    1,373,992     0.5
         Nebraska.............................   12,926,439     4.8
         Nevada...............................    4,182,130     1.6
         New Hampshire........................    2,327,787     0.9
         New Jersey...........................   15,360,234     5.7
         New York.............................   51,641,933    19.2
         North Carolina.......................   16,958,275     6.3
         Ohio.................................    3,465,419     1.3
         Oklahoma.............................    5,508,620     2.0
         Pennsylvania.........................    3,195,430     1.2
         Rhode Island.........................    1,429,336     0.5
         Tennessee............................    3,050,040     1.1
         Texas................................   41,789,092    15.6
         Vermont..............................      930,064     0.3
         Virginia.............................    2,836,610     1.1
         Washington...........................   11,690,266     4.3
         New York Tax-Exempt Money Market Fund    2,621,867     1.0
                                               ------------   -----
         Total Value of Investments...........  265,145,977    98.7
         Other Assets Less Liabilities........    3,400,002     1.3
                                               ------------   -----
         Net Assets........................... $268,545,979   100.0%
                                               ------------   -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)


          Assets:
            Non-affiliated investments at market value,
             (Cost $254,538,048)........................ $262,524,110
            Affiliated investments at market value,
             (Cost $2,621,867)..........................    2,621,867
            Receivables:
             Interest...................................    3,937,487
             Capital stock sold.........................      115,000
             Investments sold...........................       19,345
            Other assets................................       17,199
                                                         ------------
             Total Assets...............................  269,235,008
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      240,085
             Dividends..................................      230,197
             Services provided by The Bank of
              New York..................................      118,050
            Accrued expenses and other liabilities......      100,697
                                                         ------------
             Total Liabilities..........................      689,029
                                                         ------------
          Net Assets:................................... $268,545,979
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     26,648
            Paid in capital.............................  259,480,647
            Undistributed net investment income.........       66,409
            Accumulated net realized gain on
             investments................................      986,213
            Net unrealized appreciation on
             investments................................    7,986,062
                                                         ------------
          Net Assets.................................... $268,545,979
                                                         ------------
          Class A Shares:
            Net assets.................................. $  1,871,229
                                                         ------------
            Shares outstanding..........................      185,292
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.10
            Maximum sales charge--4.25% of public
             offering price.............................         0.45
                                                         ------------
            Maximum offering price...................... $      10.55
                                                         ------------
          Institutional Shares:
            Net assets.................................. $266,674,750
                                                         ------------
            Shares outstanding..........................   26,462,909
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.08
                                                         ------------
          Class A Shares authorized @ $.001 par value...  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


           Investment Income:
             Interest.................................. $ 5,080,234
             Interest from affiliated fund.............      27,436
                                                        -----------
                                                          5,107,670
                                                        -----------
           EXPENSES:
             Advisory..................................     661,657
             Administration............................     165,414
             Transfer agent............................      27,274
             Registration and filings..................      12,626
             Custodian.................................      12,491
             Directors.................................       8,772
             Audit.....................................       8,049
             Reports to shareholders...................       6,913
             Legal.....................................       6,022
             12b-1 fee--Class A Shares.................       2,486
             Insurance.................................       2,398
             Cash management...........................       1,180
             Other.....................................       9,938
                                                        -----------
              Total Expenses...........................     925,220
             Earnings credit adjustment (Note 3).......        (175)
                                                        -----------
              Net Expenses.............................     925,045
                                                        -----------
              Net Investment Income....................   4,182,625
                                                        -----------
           REALIZED AND UNREALIZED GAIN
            (LOSS) ON INVESTMENTS:
             Net realized gain on investments..........     712,551
             Decrease in unrealized appreciation/
              depreciation on investments..............  (1,282,528)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................    (569,977)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 3,612,648
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets


                                                                             Six Months Ended
                                                                              June 30, 2005      Year Ended
                                                                               (Unaudited)    December 31, 2004
                                                                             ---------------- -----------------
Operations:
  Net investment income.....................................................   $  4,182,625     $  8,546,328
  Net realized gain on investments..........................................        712,551        1,735,068
  Decrease in unrealized appreciation/depreciation on investments...........     (1,282,528)      (4,399,424)
                                                                               ------------     ------------
   Net increase in net assets resulting from operations.....................      3,612,648        5,881,972
                                                                               ------------     ------------
Dividends and Distributions To Shareholders:
  Dividends from net investment income: Class A Shares......................        (28,780)         (74,827)
                          Institutional Shares..............................     (4,137,279)      (8,450,721)
  Distributions from capital gains: Class A Shares..........................             --          (20,885)
                     Institutional Shares...................................             --       (2,296,611)
                                                                               ------------     ------------
                                                                                 (4,166,059)     (10,843,044)
                                                                               ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................          6,456           56,936
                     Institutional Shares...................................     12,475,685       37,792,366
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares..............................         12,467           46,234
                    Institutional Shares....................................        122,290        2,521,820
  Value of capital stock repurchased: Class A Shares........................       (523,719)        (522,764)
                       Institutional Shares.................................    (12,550,507)     (45,614,258)
                                                                               ------------     ------------
  Net decrease in net assets resulting from capital stock transactions......       (457,328)      (5,719,666)
                                                                               ------------     ------------
   Decrease in Net Assets...................................................     (1,010,739)     (10,680,738)
Net Assets:
  Beginning of year.........................................................    269,556,718      280,237,456
                                                                               ------------     ------------
  End of period (includes undistributed net investment income of $66,409 at
   June 30, 2005 and $49,843 at December 31, 2004)..........................   $268,545,979     $269,556,718
                                                                               ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................            639            5,556
         Institutional Shares...............................................      1,242,109        3,695,416
  Shares issued on reinvestment of
   dividends and distributions: Class A Shares..............................          1,239            4,542
                   Institutional Shares.....................................         12,185          249,820
  Shares repurchased: Class A Shares........................................        (51,782)         (51,364)
             Institutional Shares...........................................     (1,249,670)      (4,478,151)
                                                                               ------------     ------------
   Net decrease.............................................................        (45,280)        (574,181)
  Shares outstanding, beginning of year.....................................     26,693,481       27,267,662
                                                                               ------------     ------------
  Shares outstanding, end of period.........................................     26,648,201       26,693,481
                                                                               ------------     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                                Class A Shares
                                           -------------------------------------------------------
                                           Six Months Ended         Year Ended December 31,
                                            June 30, 2005   --------------------------------------
                                             (Unaudited)     2004    2003    2002   2001(a)  2000
                                           ---------------- ------  ------  ------  ------- ------
PER SHARE DATA:
Net asset value at beginning of year......      $10.12      $10.30  $10.49  $10.03  $10.02  $ 9.55
                                                ------      ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income.....................        0.14        0.29    0.31    0.32    0.38    0.37
Net realized and unrealized gain (loss) on
  investments.............................       (0.02)      (0.09)   0.02    0.59    0.05    0.47
                                                ------      ------  ------  ------  ------  ------
 Total from investment operations.........        0.12        0.20    0.33    0.91    0.43    0.84
                                                ------      ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income......       (0.14)      (0.29)  (0.32)  (0.35)  (0.37)  (0.37)
Distributions from capital gains..........          --       (0.09)  (0.20)  (0.10)  (0.05)     --
                                                ------      ------  ------  ------  ------  ------
 Total dividends and distributions........       (0.14)      (0.38)  (0.52)  (0.45)  (0.42)  (0.37)
                                                ------      ------  ------  ------  ------  ------
Net asset value at end of period..........      $10.10      $10.12  $10.30  $10.49  $10.03  $10.02
                                                ------      ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/..............................        1.25%       1.98%   3.19%   9.28%   4.32%   9.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $1,871      $2,380  $2,847  $2,897  $  533  $  606
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................        0.95%*      1.01%   1.04%   1.04%   1.04%   1.03%
 Expenses, prior to waiver from The Bank
   of New York............................        0.95%*      1.02%   1.04%   1.05%   1.06%   1.04%
 Net investment income, net of waiver
   from The Bank of New York..............        2.91%*      2.87%   2.97%   3.44%   3.68%   3.85%
Portfolio turnover rate...................          20%         31%     36%     34%     24%     19%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                               Institutional Shares
                                        -----------------------------------------------------------------
                                        Six Months Ended              Year Ended December 31,
                                         June 30, 2005   ------------------------------------------------
                                          (Unaudited)      2004      2003      2002     2001(a)    2000
                                        ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year...     $  10.10     $  10.28  $  10.45  $  10.02  $  10.01  $   9.54
                                            --------     --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income..................         0.16         0.32      0.34      0.38      0.40      0.40
Net realized and unrealized gain (loss)
 on investments........................        (0.02)       (0.09)     0.04      0.53      0.06      0.47
                                            --------     --------  --------  --------  --------  --------
  Total from investment operations.....         0.14         0.23      0.38      0.91      0.46      0.87
                                            --------     --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment
 income................................        (0.16)       (0.32)    (0.35)    (0.38)    (0.40)    (0.40)
Distributions from capital gains.......           --        (0.09)    (0.20)    (0.10)    (0.05)       --
                                            --------     --------  --------  --------  --------  --------
  Total dividends and distributions....        (0.16)       (0.41)    (0.55)    (0.48)    (0.45)    (0.40)
                                            --------     --------  --------  --------  --------  --------
Net asset value at end of period.......     $  10.08     $  10.10  $  10.28  $  10.45  $  10.02  $  10.01
                                            --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net
 asset value/(b)/......................         1.37%        2.23%     3.65%     9.24%     4.58%     9.30%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $266,675     $267,177  $277,390  $281,046  $252,992  $248,923
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................         0.70%*       0.76%     0.79%     0.79%     0.79%     0.78%
  Expenses, prior to waiver from The
   Bank of New York....................         0.70%*       0.77%     0.79%     0.79%     0.81%     0.79%
  Net investment income, net of
   waiver from The Bank of
   New York............................         3.16%*       3.12%     3.22%     3.70%     3.93%     4.10%
Portfolio turnover rate................           20%          31%       36%       34%       24%       19%

* Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Principal
 Amount                              VALUE
----------                         ----------
           United States Government
           Agencies & Obligations--35.8%
           Federal Home Loan Mortgage Corp.--8.5%
$1,075,000 2.75%, 8/15/06......... $1,062,861
 4,425,000 4.875%, 3/15/07........  4,505,531
 1,400,000 5.75%, 4/15/08.........  1,469,642
   625,000 5.125%, 7/15/12........    662,508
   350,000 6.25%, 7/15/32.........    439,463
                                   ----------
                                    8,140,005
                                   ----------
           Federal National Mortgage
           Association--2.5%
   100,000 7.25%, 1/15/10.........    113,394
 1,225,000 4.375%, 3/15/13........  1,244,946
   650,000 5.125%, 1/02/14........    677,938
   300,000 6.25%, 5/15/29.........    371,252
                                   ----------
                                    2,407,530
                                   ----------
           Tennessee Valley Authority--0.2%
   165,000 6.15%, 1/15/38.........    205,995
                                   ----------
           United States Treasury Bonds--3.3%
   875,000 7.25%, 8/15/22.........  1,190,684
   750,000 7.625%, 2/15/25........  1,080,527
   800,000 5.375%, 2/15/31........    944,000
                                   ----------
                                    3,215,211
                                   ----------
           United States Treasury Notes--21.3%
   535,000 5.75%, 11/15/05........    539,744
   525,000 4.625%, 5/15/06........    529,922
    10,000 3.50%, 11/15/06........      9,989
 5,675,000 2.75%, 8/15/07.........  5,570,364
 5,850,000 5.625%, 5/15/08........  6,158,493
 1,625,000 4.75%, 11/15/08........  1,678,828
 1,475,000 5.75%, 8/15/10.........  1,612,072
   400,000 5.00%, 8/15/11.........    426,453
   550,000 4.875%, 2/15/12........    584,117

Principal
 Amount                                VALUE
----------                          -----------
           United States Government
           Agencies & Obligations
           (Continued)
$1,250,000 4.25%, 11/15/14......... $ 1,279,346
 2,050,000 4.00%, 2/15/15..........   2,057,288
                                    -----------
                                     20,446,616
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $33,950,230)......  34,415,357
                                    -----------
           Mortgage-Backed
           Securities--32.7%
           Federal Home Loan Mortgage Corp.--26.0%
         3 Pool #502186
           8.50%, 7/01/05..........           3
     1,864 Gold Pool #E00162.......
           7.00%, 10/01/07.........       1,918
     5,038 Gold Pool #E20195.......
           7.50%, 9/01/10..........       5,321
       508 Gold Pool #G10573
           7.50%, 9/01/11..........         537
    12,811 Gold Pool #E65603
           7.00%, 10/01/11.........      13,415
    18,501 Gold Pool #D93193
           6.50%, 12/01/12.........      19,244
    43,853 Gold Pool #E68391
           7.00%, 12/01/12.........      45,909
    30,126 Gold Pool #C90017
           6.50%, 4/01/13..........      31,437
   148,176 Gold Pool #E00635
           6.50%, 3/01/14..........     154,197
    67,514 Gold Pool #E00720
           6.00%, 7/01/14..........      69,831

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                        VALUE
----------                   ----------
           Mortgage-Backed
           Securities (Continued)
$   12,152 Pool #275438
           7.50%, 8/01/16... $   12,873
    40,213 Pool #170215
           8.00%, 2/01/17...     43,185
    30,547 Gold Pool #C90188
           7.00%, 10/01/17..     32,290
     3,847 Pool #555217
           8.50%, 10/01/18..      4,154
 2,033,603 Gold Pool #B11591
           5.00%, 1/01/19...  2,058,066
    82,445 Gold Pool #D93193
           6.50%, 3/01/19...     85,844
 1,582,619 Gold Pool #B14806
           4.50%, 5/01/19...  1,576,949
   617,725 Gold Pool #B19238
           4.50%, 5/01/20...    615,385
    11,236 Gold Pool #C90349
           8.00%, 7/01/20...     12,098
   538,442 Gold Pool #C90562
           6.00%, 7/01/22...    555,070
    53,226 Gold Pool #D51845
           5.50%, 4/01/24...     54,000
    11,124 Gold Pool #C80166
           7.50%, 4/01/24...     11,940
    67,479 Gold Pool #D54110
           7.50%, 6/01/24...     72,433
    34,591 Gold Pool #G00331
           7.00%, 12/01/24..     36,597
    18,754 Gold Pool #C00453
           6.50%, 4/01/26...     19,485
    12,606 Gold Pool #D76456
           7.50%, 12/01/26..     13,534

Principal
 Amount                        VALUE
----------                   ----------
           Mortgage-Backed
           Securities (Continued)
$    7,291 Gold Pool #G00752
           7.50%, 8/01/27... $    7,828
   177,546 Gold Pool #C20273
           6.00%, 6/01/28...    182,842
     6,776 Gold Pool #C00664
           7.50%, 9/01/28...      7,261
    19,348 Gold Pool #C00658
           6.50%, 10/01/28..     20,104
    46,151 Gold Pool #C19286
           6.00%, 12/01/28..     47,462
    20,466 Gold Pool #C20338
           6.00%, 1/01/29...     21,048
    79,264 Gold Pool #G01169
           5.50%, 1/01/30...     80,619
    30,325 Gold Pool #C01024
           7.50%, 7/01/30...     32,470
        72 Gold Pool #C44362
           7.50%, 11/01/30..         77
    64,618 Gold Pool #C61574
           5.50%, 12/01/31..     65,601
   138,323 Gold Pool #C62800
           6.00%, 1/01/32...    142,069
   958,521 Gold Pool #C69955
           6.50%, 8/01/32...    993,773
   528,122 Gold Pool #C70842
           6.00%, 9/01/32...    542,061
   442,591 Gold Pool #C76042
           6.00%, 1/01/33...    454,272
   365,334 Gold Pool #G01564
           6.00%, 4/01/33...    375,228
 2,925,000 Gold Pool#G08061
           5.50%, 6/01/35...  2,967,696

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                         VALUE
----------                   -----------
           Mortgage-Backed
           Securities (Continued)
$8,225,000 Gold Pool TBA
           5.00%, 7/01/33... $ 8,224,999
 5,190,467 Gold Pool #A15088
           5.50%, 10/01/33..   5,267,606
                             -----------
                              24,978,731
                             -----------
           Federal National Mortgage
           Association--3.1%
    26,852 Pool #303851
           7.00%, 4/01/11...      28,153
     7,622 Pool #313895
           6.50%, 12/01/12..       7,935
     6,310 Pool #50820
           8.00%, 2/01/13...       6,767
    99,289 Pool #449294
           5.50%, 2/01/14...     102,030
    54,937 Pool #190663
           7.00%, 3/01/14...      58,319
    69,884 Pool #598032
           6.00%, 8/01/14...      72,285
       360 Pool #527268
           7.00%, 11/01/14..         378
    61,887 Pool #535633
           5.50%, 12/01/14..      63,588
    87,145 Pool #535377
           8.00%, 6/01/15...      93,146
    99,906 Pool #553721
           8.50%, 9/01/15...     108,288
    11,279 Pool #350055
           8.00%, 4/01/16...      11,488
   120,794 Pool #6222
           9.00%, 4/01/16...     128,154
    12,435 Pool #408241
           6.00%, 2/01/18...      12,836

Principal
 Amount                    VALUE
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$187,091  Pool #254802
          4.50%, 7/01/18. $186,373
 451,539  Pool #254044
          6.50%, 10/01/21  469,567
  89,612  Pool #254232
          6.50%, 3/01/22.   93,134
  33,546  Pool #50544
          8.00%, 3/01/22.   36,200
  12,498  Pool #50774
          7.00%, 8/01/23.   13,246
  18,465  Pool #406605
          6.00%, 5/01/24.   19,008
  20,364  Pool #326556
          6.50%, 10/01/25   21,174
  66,416  Pool #406382
          7.25%, 11/01/25   70,781
  84,230  Pool #335054
          6.00%, 1/01/26.   87,157
   8,257  Pool #313275
          7.50%, 4/01/26.    8,846
  55,311  Pool #545646
          7.00%, 9/01/26.   58,606
  11,421  Pool #421027
          7.50%, 11/01/26   12,236
  29,418  Pool #251498
          6.50%, 2/01/28.   30,551
  54,037  Pool #494507
          5.00%, 11/01/28   54,101
  25,466  Pool #252211
          6.00%, 1/01/29.   26,174
  21,018  Pool #252333
          6.00%, 1/01/29.   21,728
  19,662  Pool #323824
          8.00%, 5/01/29.   21,181

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                      VALUE
---------                  ----------
          Mortgage-Backed
          Securities (Continued)
$  3,413  Pool #253395
          8.50%, 7/01/30.. $    3,717
   4,030  Pool #190312
          6.50%, 4/01/31..      4,181
   6,663  Pool #589646
          6.50%, 6/01/31..      6,911
 112,688  Pool #661452
          6.50%, 7/01/32..    117,861
 703,483  Pool #789291
          4.50%, 5/01/33..    688,402
  85,186  Pool #756744
          5.00%, 12/01/33.     85,306
 131,133  Pool #757503
          5.50%, 2/01/34..    133,003
                           ----------
                            2,962,811
                           ----------
          Government National Mortgage
          Association--3.6%
  25,384  Pool #359959
          6.50%, 12/15/08.     26,073
 112,345  Pool #421769
          7.50%, 9/15/11..    118,558
  89,637  Pool #490725
          6.00%, 10/15/13.     93,094
  22,061  Pool #469940
          6.00%, 1/15/14..     22,913
   6,519  Pool #434573
          7.50%, 10/15/14.      6,917
  82,603  Pool #569502
          5.00%, 1/15/17..     84,156
  56,997  Pool #569626
          6.00%, 2/15/17..     59,192

Principal
 Amount                    VALUE
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$ 15,971  Pool #203737
          8.00%, 2/15/17. $ 17,304
 403,179  Pool #591765
          5.00%, 10/15/17  410,759
 539,096  Pool #596648
          5.00%, 10/15/17  549,232
 114,383  Pool #604957
          4.50%, 1/15/19.  114,710
 130,095  Pool #582985
          4.50%, 6/15/19.  130,466
  66,299  Pool #780021
          7.50%, 12/15/23   71,497
   4,415  Pool #2038
          8.50%, 7/20/25.    4,853
  29,967  Pool #430097
          8.25%, 10/15/26   32,598
  15,738  Pool #780585
          8.25%, 6/15/27.   17,075
   5,275  Pool #412334
          7.00%, 10/15/27    5,596
   6,415  Pool #2547
          6.50%, 2/20/28.    6,688
   1,706  Pool #464686
          6.50%, 7/15/28.    1,786
   6,083  Pool #482878
          7.00%, 12/15/28    6,449
 132,040  Pool #780958
          6.00%, 1/15/29.  136,458
  63,188  Pool #487634
          6.50%, 8/15/29.   66,098
   3,337  Pool #516531
          8.00%, 5/15/30.    3,606

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                             VALUE
---------                        -----------
          Mortgage-Backed
          Securities (Continued)
$     90  Pool #511772
          8.00%, 11/15/30....... $        98
   6,026  Pool #511023
          6.50%, 2/15/31........       6,300
     277  Pool #485393
          7.00%, 4/15/31........         294
  14,300  Pool #471763
          6.50%, 5/15/31........      14,952
  14,417  Pool #551101
          6.00%, 11/15/31.......      14,888
 543,020  Pool #622630
          5.50%, 11/15/33.......     555,160
 393,822  Pool #628058
          5.50%, 12/15/33.......     402,627
  94,195  Pool #3662
          3.50%, 5/20/34........      86,996
 423,858  Pool #640904
          5.00%, 4/15/35........     427,665
                                 -----------
                                   3,495,058
                                 -----------
          Total Mortgage-Backed
          Securities
          (Cost $31,279,282)....  31,436,600
                                 -----------
          Corporate Bonds--23.7%
          Aerospace/Defense--0.5%
 180,000  General Dynamics Corp.
          4.25%, 5/15/13........     177,951
  75,000  Lockheed Martin Corp.
          8.50%, 12/01/29.......     108,313
 190,000  Raytheon Co.
          4.85%, 1/15/11........     192,831
                                 -----------
                                     479,095
                                 -----------

Principal
 Amount                                 VALUE
---------                             ----------
          Corporate Bonds (Continued)
          Auto Manufacturers--0.3%
$225,000  DaimlerChrysler NA
          Holdings
          6.50%, 11/15/13............ $  243,497
                                      ----------
          Banks--2.3%
 325,000  Bank of America Corp.
          5.375%, 6/15/14............    345,326
 190,000  Bank One Corp.
          6.00%, 8/01/08.............    199,398
 325,000  Dresdner Bank--New York
          6.625%, 9/15/05............    326,720
 150,000  Fifth Third Bank
          4.20%, 2/23/10.............    149,970
 310,000  Mercantile Bankshares Corp.
          4.625%, 4/15/13............    311,445
 150,000  Royal Bank of Scotland
          Group PLC (Great Britain)
          5.00%, 10/01/14............    154,660
 225,000  U.S. Bancorp
          4.95%, 10/30/14............    231,242
 150,000  Wachovia Corp.
          5.25%, 8/01/14.............    156,583
 325,000  Wells Fargo & Co.
          3.50%, 4/04/08.............    319,660
                                      ----------
                                       2,195,004
                                      ----------
          Beverages--0.4%
  80,000  Coca-Cola Enterprises, Inc.
          5.25%, 5/15/07.............     81,741
 100,000  Coca-Cola Enterprises, Inc.
          7.125%, 8/01/17............    119,784
 150,000  Diageo Capital PLC
          (Great Britain)
          3.50%, 11/19/07............    147,972
                                      ----------
                                         349,497
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                VALUE
---------                             --------
          Corporate Bonds (Continued)
          Building Materials--0.1%
$ 66,000  Hanson Overseas BV
          (Netherlands)
          6.75%, 9/15/05............. $ 66,369
  57,000  Vulcan Materials Co.
          6.40%, 2/01/06.............   57,644
                                      --------
                                       124,013
                                      --------
          Chemicals--0.1%
 100,000  du Pont (E.I.) de Nemours &
          Co.
          6.875%, 10/15/09...........  110,855
                                      --------
          Computers--0.3%
 100,000  IBM Corp.
          4.375%, 6/01/09............  101,085
 150,000  IBM Corp.
          7.00%, 10/30/25............  185,125
                                      --------
                                       286,210
                                      --------
          Diversified Financial Services--6.1%
 225,000  Bear Stearns Cos, Inc.
          4.55%, 6/23/10.............  226,610
 135,000  Boeing Capital Corp.
          5.75%, 2/15/07.............  138,623
 150,000  Capital One Bank
          5.125%, 2/15/14............  151,771
 175,000  CIT Group, Inc.
          7.75%, 4/02/12.............  205,246
 150,000  CIT Group, Inc.
          5.00%, 2/01/15.............  150,628
 350,000  Citigroup, Inc.
          6.50%, 1/18/11.............  386,435
 200,000  Countrywide Home Loans,
          Inc.
          4.125%, 9/15/09............  197,358

Principal
 Amount                                   VALUE
---------                                --------
          Corporate Bonds (Continued)
$100,000  Credit Suisse First Boston
          USA, Inc.
          7.125%, 7/15/32............... $127,081
 250,000  Ford Motor Credit Co.
          7.60%, 8/01/05................  250,560
 575,000  Ford Motor Credit Co.
          7.375%, 10/28/09..............  561,884
 100,000  Ford Motor Credit Co.
          7.00%, 10/01/13...............   95,948
 225,000  General Electric Capital Corp.
          6.75%, 3/15/32................  277,647
 225,000  Goldman Sachs Group, Inc.
          6.60%, 1/15/12................  250,068
 125,000  Household Finance Co.
          6.375%, 10/15/11..............  136,667
 325,000  International Lease Finance
          Corp.
          6.375%, 3/15/09...............  343,860
 200,000  J.P. Morgan Chase & Co.
          6.75%, 2/01/11................  221,180
 225,000  J.P. Morgan Chase & Co.
          6.625%, 3/15/12...............  250,484
 150,000  John Deere Capital Corp.
          5.125%, 10/19/06..............  152,149
 150,000  Lehman Brothers Holdings,
          Inc.
          4.25%, 1/27/10................  149,556
 105,000  Lehman Brothers Holdings,
          Inc.
          7.875%, 8/15/10...............  121,966
 200,000  MBNA Corp.
          5.00%, 5/04/10................  205,857
 150,000  Merrill Lynch & Co.
          6.00%, 2/17/09................  158,237
 165,000  Merrill Lynch & Co.
          Series B
          3.70%, 4/21/08................  163,093

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                   VALUE
---------                               ----------
          Corporate Bonds (Continued)
$150,000  Morgan Stanley
          4.00%, 1/15/10............... $  147,763
 325,000  Salomon Smith Barney
          Holdings, Inc.
          5.875%, 3/15/06..............    329,430
 225,000  Toyota Motor Credit Corp.
          5.50%, 12/15/08..............    234,792
 175,000  Washington Mutual Financial
          Corp. 6.25%, 5/15/06.........    178,384
                                        ----------
                                         5,813,277
                                        ----------
          Electric--1.4%
 100,000  ConEdison Co., Inc.
          5.30%, 3/01/35...............    103,988
 300,000  Constellation Energy Group,
          Inc.
          7.00%, 4/01/12...............    338,421
 100,000  Exelon Corp.
          4.90%, 6/15/15...............    100,356
 150,000  Florida Power & Light Co.
          5.65%, 2/01/35...............    164,006
  75,000  NiSource Finance Corp.
          7.875%, 11/15/10.............     86,180
 325,000  Ontario Electricity Financial
          Corp. (Canada)
          6.10%, 1/30/08...............    341,579
 250,000  Virginia Electric & Power
          Co.
          5.25%, 12/15/15..............    257,201
                                        ----------
                                         1,391,731
                                        ----------
          Electronics--0.2%
 200,000  Honeywell International, Inc.
          7.00%, 3/15/07...............    209,315
                                        ----------
          Food--0.9%
 250,000  Kraft Foods, Inc.
          5.625%, 11/01/11.............    265,206

Principal
 Amount                                 VALUE
---------                             ----------
          Corporate Bonds (Continued)
$385,000  Kroger Co.
          6.80%, 12/15/18............ $  437,215
 125,000  Safeway, Inc.
          4.95%, 8/16/10.............    125,715
                                      ----------
                                         828,136
                                      ----------
          Hand/Machine Tools--0.2%
 210,000  SNAP-ON, Inc.
          6.25%, 8/15/11.............    230,999
                                      ----------
          Holding Companies--Diversified--0.3%
 250,000  NiSource Capital Markets
          7.99%, 4/01/22.............    302,881
                                      ----------
          Insurance--1.4%
 325,000  Aegon NV (Netherlands)
          4.75%, 6/01/13.............    326,525
 325,000  Aetna, Inc.
          7.125%, 8/15/06............    335,492
 200,000  Allstate Corp.
          7.20%, 12/01/09............    223,313
  70,000  Marsh & Mclennan Cos., Inc.
          5.875%, 8/01/33............     66,720
 175,000  MetLife, Inc.
          5.00%, 11/24/13............    178,011
 250,000  Prudential Financial, Inc.
          5.10%, 9/20/14.............    257,321
                                      ----------
                                       1,387,382
                                      ----------
          Internet--0.0%
   3,000  USA Networks, Inc.
          6.75%, 11/15/05............      3,024
                                      ----------
          Machinery--Construction & Mining--0.1%
  75,000  Caterpillar, Inc.
          7.30%, 5/01/31.............     98,924
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                 VALUE
---------                             ----------
          Corporate Bonds (Continued)
          Media--1.5%
$475,000  Comcast Cable
          Communications
          6.75%, 1/30/11............. $  524,047
  47,000  Comcast Cable
          Communications
          8.875%, 5/01/17............     62,034
 275,000  Cox Communications, Inc.
          6.75%, 3/15/11.............    299,434
  75,000  Disney (Walt) Co.
          6.375%, 3/01/12............     82,941
 120,000  News America Holdings
          8.15%, 10/17/36............    155,035
 200,000  Time Warner, Inc.
          6.875%, 5/01/12............    225,684
  60,000  Turner Broadcasting System,
          Inc.
          8.375%, 7/01/13............     73,580
                                      ----------
                                       1,422,755
                                      ----------
          Mining--0.5%
 250,000  Alcoa, Inc.
          6.00%, 1/15/12.............    270,745
 250,000  BHP Billiton Finance
          (Australia)
          4.80%, 4/15/13.............    253,710
                                      ----------
                                         524,455
                                      ----------
          Oil & Gas--1.5%
  50,000  Amerada Hess
          7.875%, 10/01/29...........     63,175
 125,000  Conoco, Inc.
          6.95%, 4/15/29.............    157,040
 175,000  Devon Financing Corp.
          7.875%, 9/30/31............    227,623
 175,000  Exxon Mobil Corp.
          8.625%, 8/15/21............    255,724

Principal
 Amount                                  VALUE
---------                              ----------
          Corporate Bonds (Continued)
$ 75,000  Nexen, Inc. (Canada)
          5.875%, 3/10/35............. $   76,223
  95,000  Noble Affiliates, Inc.
          8.00%, 4/01/27..............    121,740
 125,000  Norsk Hydro (Norway)
          7.75%, 6/15/23..............    164,884
 300,000  Pemex Project Funding
          Master Trust
          7.875%, 2/01/09.............    327,749
                                       ----------
                                        1,394,158
                                       ----------
          Pharmaceuticals--0.4%
 275,000  Abbott Laboratories
          5.625%, 7/01/06.............    279,599
 129,000  Bristol-Myers Squibb Co.
          5.75%, 10/01/11.............    138,016
                                       ----------
                                          417,615
                                       ----------
          Pipelines--0.3%
 105,000  Duke Capital Corp.
          7.50%, 10/01/09.............    116,768
 140,000  Texas Eastern Transmission
          Corp.
          7.30%, 12/01/10.............    158,343
                                       ----------
                                          275,111
                                       ----------
          Real Estate--0.3%
 300,000  EOP Operating LP
          4.75%, 3/15/14..............    294,122
                                       ----------
          Retail--0.8%
  55,000  Federated Department Stores,
          Inc.
          6.30%, 4/01/09..............     58,404
 275,000  Federated Department Stores,
          Inc.
          7.00%, 2/15/28..............    319,706

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                 VALUE
---------                              --------
          Corporate Bonds (Continued)
$120,000  Target Corp.
          6.35%, 1/15/11.............. $131,966
 150,000  Wal-Mart Stores, Inc.
          6.875%, 8/10/09.............  165,306
  70,000  Wal-Mart Stores, Inc.
          7.55%, 2/15/30..............   95,485
                                       --------
                                        770,867
                                       --------
          Savings & Loans--0.1%
 100,000  Washington Mutual Bank
          5.50%, 1/15/13..............  104,721
                                       --------
          Telecommunications--2.9%
 205,000  AT&T Wireless Services, Inc.
          7.875%, 3/01/11.............  238,244
  75,000  BellSouth Corp.
          6.00%, 11/15/34.............   79,754
 350,000  British Telecom PLC
          (Great Britain)
          8.875%, 12/15/30(a).........  494,078
 215,000  Deutsche Telekom
          International Finance
          (Netherlands)
          8.50%, 6/15/10(b)...........  249,171
 250,000  Koninklijke KPN NV
          8.00%, 10/01/10.............  289,480
 175,000  SBC Communications, Inc.
          5.875%, 2/01/12.............  187,071
 285,000  Sprint Capital Corp.
          6.125%, 11/15/08............  300,248
  50,000  Sprint Capital Corp.
          8.75%, 3/15/32..............   69,556
  80,000  Verizon Communications,
          Inc.
          6.94%, 4/15/28..............   92,454

Principal
 Amount                                   VALUE
---------                              -----------
          Corporate Bonds (Continued)
$250,000  Verizon Global Funding
          Corp.
          7.25%, 12/01/10............. $   283,377
  85,000  Verizon Global Funding
          Corp.
          7.75%, 12/01/30.............     109,756
 175,000  Vodafone Group PLC
          (Great Britain)
          7.75%, 2/15/10..............     199,812
 150,000  Vodafone Group PLC
          (Great Britain)
          6.25%, 11/30/32.............     171,201
                                       -----------
                                         2,764,202
                                       -----------
          Transportation--0.8%
 175,000  Burlington Northern Santa Fe
          Corp.
          6.75%, 3/15/29..............     209,797
 250,000  Norfolk Southern Corp.
          7.05%, 5/01/37..............     311,490
 225,000  Union Pacific Corp.
          5.375%, 5/01/14.............     234,640
                                       -----------
                                           755,927
                                       -----------
          Total Corporate Bonds
          (Cost $21,693,857)..........  22,777,773
                                       -----------
          Commercial Mortgage Backed
          Securities--3.0%
 125,006  Asset Securitization Corp.,
          Series 1995-MD4, Class A1
          7.10%, 8/13/29..............     126,851
 198,943  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 1999-WF2, Class A1
          6.80%, 7/15/31..............     204,200

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                               VALUE
---------                            --------
          Commercial Mortgage Backed
          Securities (Continued)
$100,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2002-TOP6, Class A2
          6.46%, 10/15/36........... $111,228
 250,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T12, Class A4
          4.68%, 8/13/39............  253,602
 325,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T10, Class A2
          4.74%, 3/13/40............  330,650
 151,565  Commercial Mortgage
          Acceptance Corp.,
          Series 1997-ML1, Class A2
          6.53%, 12/15/30...........  155,614
 225,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2000-C1, Class A2
          7.545%, 4/14/62...........  252,762
 375,000  CS First Boston Mortgage
          Securities Corp.,
          Series 2001-CK3, Class A4
          6.53%, 6/15/34............  414,812
 325,000  DLJ Commercial Mortgage
          Corp., Series 2000-CKP1,
          Class A1B
          7.18%, 8/10/10............  363,847
  78,003  DLJ Commercial Mortgage
          Corp., Series 1998-CF2,
          Class A1A
          5.88%, 11/12/31...........   79,176

Principal
 Amount                                  VALUE
---------                              ----------
          Commercial Mortgage Backed
          Securities (Continued)
$225,000  GE Capital Commercial
          Mortgage Corp.,
          Series 2002-1A, Class A3
          6.269%, 12/10/35............ $  248,391
 325,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2003-C3, Class A4
          4.166%, 5/15/32.............    318,558
  63,000  Morgan Stanley Dean Witter
          Capital I, Series 2001-TOP1,
          Class 4A
          6.66%, 2/15/33..............     69,612
                                       ----------
          Total Commercial
          Mortgage Backed
          Securities
          (Cost $2,945,731)...........  2,929,303
                                       ----------
          Foreign Government Agencies
          & Obligations--3.0%
 220,000  Kingdom of Spain (Spain)
          7.00%, 7/19/05..............    220,291
 175,000  Quebec Province (Canada)
          5.75%, 2/15/09..............    184,934
 350,000  Republic of Chile (Chile)
          5.50%, 1/15/13..............    372,260
 125,000  Republic of Hungary
          (Hungary)
          4.75%, 2/03/15..............    127,171
 250,000  Republic of Italy (Italy)
          5.625%, 6/15/12.............    271,973
 425,000  Republic of Italy (Italy)
          4.50%, 1/21/15..............    430,126

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

Principal
 Amount                                   VALUE
---------                               ----------
          Foreign Government Agencies
          & Obligations (Continued)
$150,000  Republic of Korea
          (South Korea)
          4.875%, 9/22/14.............. $  152,338
 500,000  United Mexican States
          (Mexico)
          7.50%, 1/14/12...............    567,000
 500,000  United Mexican States
          (Mexico)
          5.875%, 1/15/14..............    521,750
                                        ----------
          Total Foreign
          Government Agencies &
          Obligations
          (Cost $2,778,161)............  2,847,843
                                        ----------
          Asset-Backed Securities--2.0%
          Credit Card ABS--1.1%
 285,000  Discover Card Master Trust I,
          Series 1996-3, Class A
          6.05%, 8/18/08...............    288,863
 735,000  MBNA Credit Card Master
          Note Trust, Series 2001-A1,
          Class A1
          5.75%, 10/15/08..............    746,705
  29,660  Sears Credit Account Master
          Trust, Series 1999-3, Class A
          6.45%, 11/17/09..............     29,785
   6,000  Standard Credit Card Master
          Trust, Series 1995-9, Class A
          6.55%, 10/07/07..............      6,045
                                        ----------
                                         1,071,398
                                        ----------

Principal
 Amount                                       VALUE
----------                                ------------
           Asset-Backed Securities
           (Continued)
           Diversified Financial Services--0.9%
$  775,000 MBNA Master Credit Card
           Trust, Series 1999-J, Class A
           7.00%, 2/15/12................ $    860,462
                                          ------------
           Total Asset-Backed
           Securities
           (Cost $1,961,189).............    1,931,860
                                          ------------
           Trust Preferred Bond--0.2%
           Banks--0.2%
   150,000 Bank of America Corp.
           Capital Trust V
           5.625%, 3/08/35
           (Cost $148,866)...............      154,275
                                          ------------
NUMBER OF
 SHARES
----------
           Money Market Fund--8.8%
 8,410,723 BNY Hamilton Money Fund
           (Hamilton Shares), 3.01%(c)
           (Cost $8,410,723).............    8,410,723
                                          ------------
           Total Investments
           (Cost $103,168,039)(d)--
           109.2%........................  104,903,734
           Liabilities in excess of other
           assets--(9.2%)................   (8,836,685)
                                          ------------
           Net Assets--100.0%............ $ 96,067,049
                                          ------------

TBA To be announced.
(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security is currently rated Baa1/A-.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2005 (Unaudited)

(b)The coupon on this security varies along with its rating. If its rating falls below single A by either Moody's Standard & Poors, the coupon steps up 50 basis points. If previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated A3/A-.
(c)Represents annualized 7 day yield at June 30, 2005.
(d)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $1,735,695 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,117,676 and aggregate gross unrealized depreciation of $381,981.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $94,757,316)......................... $ 96,493,011
            Affiliated investments at market value,
             (Cost $8,410,723)..........................    8,410,723
            Receivables:
             Interest...................................    1,002,338
             Investments sold...........................      929,334
             Capital stock sold.........................      799,558
            Other assets................................       11,863
                                                         ------------
             Total Assets...............................  107,646,827
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................   11,025,068
             Capital stock repurchased..................      369,106
             Dividends..................................      121,303
             Services provided by The Bank of
              New York..................................       10,643
            Accrued expenses and other liabilities......       53,658
                                                         ------------
             Total Liabilities..........................   11,579,778
                                                         ------------
          Net Assets:................................... $ 96,067,049
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $      9,005
            Paid in capital.............................   95,549,755
            Accumulated distributions in excess of net
             investment income..........................   (1,134,966)
            Accumulated net realized loss on
             investments................................      (92,440)
            Net unrealized appreciation on
             investments................................    1,735,695
                                                         ------------
          Net Assets.................................... $ 96,067,049
                                                         ------------
          Institutional Shares:
            Net assets.................................. $ 95,968,321
                                                         ------------
            Shares outstanding..........................    8,995,840
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.67
                                                         ------------
          Investor Shares:
            Net assets.................................. $     98,728
                                                         ------------
            Shares outstanding..........................        9,262
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.66
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000
          Investor Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


           Investment Income:
             Interest (net of foreign withholding taxes
              of $592).................................. $1,954,367
             Interest from affiliated fund..............     97,322
                                                         ----------
              Total Income..............................  2,051,689
                                                         ----------
           Expenses:
             Advisory...................................    118,233
             Administration.............................     59,117
             Transfer agent.............................     15,974
             Registration and filings...................     12,861
             Custodian..................................     11,013
             Directors..................................      8,827
             Audit......................................      6,634
             Reports to shareholders....................      1,876
             Legal......................................      1,707
             Insurance..................................        728
             Cash management............................        211
             12b-1 fee--Investor Shares.................        112
             Other......................................     19,321
                                                         ----------
              Total Expenses............................    256,614
             Fees waived by The Bank of New York
              (Note 3)..................................    (90,497)
             Earnings credit adjustment (Note 3)........       (488)
                                                         ----------
              Net Expenses..............................    165,629
                                                         ----------
              Net Investment Income.....................  1,886,060
                                                         ----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments...........    225,039
             Increase in unrealized appreciation/
              depreciation on investments...............    219,837
                                                         ----------
             Net realized and unrealized gain on
              investments...............................    444,876
                                                         ----------
             Net increase in net assets resulting from
              operations................................ $2,330,936
                                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2005      Year Ended
                                                                                (Unaudited)    December 31, 2004
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  1,886,060     $   4,367,490
  Net realized gain on investments...........................................        225,039         1,517,285
  Increase (decrease) in unrealized appreciation/depreciation on investments.        219,837        (2,070,406)
                                                                                ------------     -------------
   Net increase in net assets resulting from operations......................      2,330,936         3,814,369
                                                                                ------------     -------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares.................     (2,212,217)       (5,331,472)
                         Investor Shares.....................................         (1,987)           (5,117)
  Distributions from capital gains: Institutional Shares.....................             --           (11,741)
                     Investor Shares.........................................             --               (16)
                                                                                ------------     -------------
                                                                                  (2,214,204)       (5,348,346)
                                                                                ------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     20,317,798        50,399,806
                     Investor Shares.........................................         21,354            17,099
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.........................      1,318,600         3,764,384
                   Investor Shares...........................................          2,678             5,149
  Value of capital stock repurchased: Institutional Shares...................    (19,575,688)     (107,946,713)
                      Investor Shares........................................        (17,440)          (37,930)
                                                                                ------------     -------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions..............................................................      2,067,302       (53,798,205)
                                                                                ------------     -------------
   Increase (decrease) in Net Assets.........................................      2,184,034       (55,332,182)
Net Assets:
  Beginning of year..........................................................     93,883,015       149,215,197
                                                                                ------------     -------------
  End of period..............................................................   $ 96,067,049     $  93,883,015
                                                                                ------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................      1,917,521         4,701,396
         Investor Shares.....................................................          2,006             1,588
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares...................................        124,442           351,352
             Investor Shares.................................................            252               483
  Shares repurchased: Institutional Shares...................................     (1,847,395)      (10,136,992)
             Investor Shares.................................................         (1,638)           (3,550)
                                                                                ------------     -------------
   Net increase (decrease)...................................................        195,188        (5,085,723)
  Shares outstanding, beginning of year......................................      8,809,914        13,895,637
                                                                                ------------     -------------
  Shares outstanding, end of period..........................................      9,005,102         8,809,914
                                                                                ------------     -------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                                  Institutional Shares
                                       -----------------------------------------------------------------------
                                                                                                  For the period
                                                                                                  April 28, 2000*
                                       Six Months Ended          Year Ended December 31,              through
                                        June 30, 2005   ----------------------------------------   December 31,
                                         (Unaudited)        2004       2003      2002    2001(a)       2000
                                       ---------------- -------      --------  --------  -------  ---------------
PER SHARE DATA:
Net asset value at beginning of period     $ 10.66      $ 10.74      $  10.87  $  10.42  $ 10.44      $ 10.00
                                           -------      -------      --------  --------  -------      -------
Gain from investment operations
Net investment income.................        0.21         0.42          0.38      0.46     0.63         0.47
Net realized and unrealized gain on
 investments..........................        0.05         0.02          0.01      0.54     0.19         0.43
                                           -------      -------      --------  --------  -------      -------
  Total from investment operations....        0.26         0.44          0.39      1.00     0.82         0.90
                                           -------      -------      --------  --------  -------      -------
Dividends and distributions
Dividends from net investment
 income...............................       (0.25)       (0.52)        (0.51)    (0.54)   (0.65)       (0.43)
Distributions from capital gains......          --           --/(b)/    (0.01)    (0.01)   (0.19)       (0.03)
                                           -------      -------      --------  --------  -------      -------
  Total dividends and distributions...       (0.25)       (0.52)        (0.52)    (0.55)   (0.84)       (0.46)
                                           -------      -------      --------  --------  -------      -------
Net asset value at end of period......     $ 10.67      $ 10.66      $  10.74  $  10.87  $ 10.42      $ 10.44
                                           -------      -------      --------  --------  -------      -------
TOTAL RETURN:
Total investment return based on net
 asset value/(c)/.....................        2.44%        4.25%         3.69%     9.95%    8.07%        9.21%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted)......................     $95,968      $93,791      $149,107  $128,173  $23,585      $19,653
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York...................        0.35%**      0.35%         0.35%     0.35%    0.35%        0.35%**
  Expenses, prior to waiver from The
   Bank of New York...................        0.54%**      0.61%         0.62%     0.71%    1.24%        1.35%**
  Net investment income, net of
   waiver from The Bank of
   New York...........................        3.99%**      4.00%         3.53%     4.45%    5.93%        6.61%**
Portfolio turnover rate...............          69%          73%          131%      149%     103%         101%

* Commencement of investment operations.
**Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Less than $0.01 share.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                Investor Shares
                                            -----------------------------------------------------
                                                                 Year Ended        For the period
                                            Six Months Ended    December 31,     September 27, 2002*
                                             June 30, 2005   ------------------        through
                                              (Unaudited)       2004      2003    December 31, 2002
                                            ---------------- ------      ------  -------------------
PER SHARE DATA:
Net asset value at beginning of period.....      $10.65      $10.73      $10.86        $10.78
                                                 ------      ------      ------        ------
Gain from investment operations
Net investment income......................        0.20        0.41        0.36          0.11
Net realized and unrealized gain on
  investments..............................        0.04        0.01        0.01          0.09
                                                 ------      ------      ------        ------
                                                   0.24        0.42        0.37          0.20
                                                 ------      ------      ------        ------
Dividends and distributions
Dividends from net investment income.......       (0.23)      (0.50)      (0.49)        (0.11)
Distributions from capital gains...........          --          --/(a)/  (0.01)        (0.01)
                                                 ------      ------      ------        ------
 Total dividends and distributions.........       (0.23)      (0.50)      (0.50)        (0.12)
                                                 ------      ------      ------        ------
Net asset value at end of period...........      $10.66      $10.65      $10.73        $10.86
                                                 ------      ------      ------        ------
TOTAL RETURN:
Total investment return based on net asset
  value/(b)/...............................        2.31%       4.00%       3.46%         2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $   99      $   92      $  108        $   19
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.60%**     0.60%       0.60%         0.58%**
 Expenses, prior to waiver from The Bank
   of New York.............................        0.79%**     0.86%       0.89%         0.91%**
 Net investment income, net of waiver from
   The Bank of New York....................        3.74%**     3.77%       3.38%         4.05%**
Portfolio turnover rate....................          69%         73%        131%          149%

* Commencement of offering of shares.
**Annualized.
(a)Less than $0.01 per share.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-one separate series. The six series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the U.S. Bond Market Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

.. Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

.. Intermediate Investment Grade Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

.. Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

.. Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

..  U.S. Bond Market Index Fund--To track the total rate of return of the Lehman
   Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Fund's Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
High Yield Fund..............       .60%*
Intermediate Government Fund.       .50%
Intermediate Investment Grade
 Fund........................       .50%
Intermediate New York Tax-
 Exempt Fund.................       .50%
Intermediate Tax-Exempt Fund.       .50%
U.S. Bond Market Index Fund..       .25%

*The Advisory fee is payable at a rate of .60% on the first $100 million of daily net assets and at a rate of .50% on the average daily net assets in excess of $100 million.

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"), which is not affiliated with The Bank of New York. The Sub-Advisor's fee is payable monthly by the Advisor at a rate of .45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of .35% on the average daily net assets in excess of $100 million.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and assists in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York under the terms of a sub-administration agreement.

  The Administrator's fee is payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million.

  During the six months ended June 30, 2005, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                                       Amount
                                      --------
High Yield Fund...................... $ 88,978
Intermediate Government Fund.........   62,672
Intermediate Investment Grade Fund...  214,815
Intermediate New York Tax-Exempt Fund   58,266
Intermediate Tax-Exempt Fund.........  137,628
U.S. Bond Market Index Fund..........   49,187

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2005 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2005, the Intermediate Investment Grade Fund and the Intermediate New York Tax-Exempt Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                  Class A Class C Institutional
                  Shares  Shares     Shares
                  ------- ------- -------------
High Yield Fund..  1.14%   1.89%      .89%
Intermediate
 Government
 Fund............   .90%   1.65%      .65%
Intermediate
 Investment Grade
 Fund............   .94%   1.69%      .69%
Intermediate New
 York Tax-
 Exempt Fund.....   .84%   1.59%      .59%
Intermediate Tax-
 Exempt Fund.....  1.04%   1.79%      .79%

                       Institutional Investor
                          Shares      Shares
                       ------------- --------
U.S. Bond Market Index
 Fund.................     .35%        .60%

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the average annual daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and contingent deferred sales charges imposed upon redemptions of Class C Shares during the six months ended June 30, 2005:

                                       Class A  Class C
                                       Front-  Contingent
                                         End    deferred
                                        Sales    Sales
                                       Charge    Charge
                                       ------- ----------
                       High Yield Fund   $--      $359

4. Portfolio Securities

  For the six months ended June 30, 2005, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                        High Yield Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  74,765,127  60,719,602

                         Intermediate
                        Government Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $19,884,817 $15,294,508
All Others.........          --          --

                          Intermediate
                     Investment Grade Fund
                    ------------------------
                     Purchases     Sales
                    ----------- ------------
US Gov't Securities $93,141,090 $106,549,395
All Others.........  55,091,461   26,941,113

                     Intermediate New York
                        Tax-Exempt Fund
                    ------------------------
                     Purchases     Sales
                    ----------- ------------
US Gov't Securities $        -- $         --
All Others.........  10,490,997    4,185,337

                          Intermediate
                        Tax-Exempt Fund
                    ------------------------
                     Purchases     Sales
                    ----------- ------------
US Gov't Securities $        -- $         --
All Others.........  52,044,089   51,331,157

                        U.S. Bond Market
                           Index Fund
                    ------------------------
                     Purchases     Sales
                    ----------- ------------
US Gov't Securities $62,767,629 $ 60,192,838
All Others.........   5,969,183    5,295,054

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                        Capital Loss
                        Carryforward Expiration
                        ------------ ----------
Intermediate Government
 Fund..................   $390,829      2005
                           261,062      2008
                           257,445      2012
Intermediate Investment
 Grade Fund............    809,099      2012
U.S. Bond Market Index
 Fund..................    289,752      2012

  During the year ended December 31, 2004, the High Yield Fund utilized capital loss carryforwards of $489,580 to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Intermediate Government Fund, Intermediate Investment Grade Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $54,636, $81,643 and $26,834, respectively, during 2004.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                              *Distributions Paid From:
                                         ------------------------------------
                                                        Net         Total
                                                     Long Term     Taxable
                                          Ordinary    Capital   Distributions
                                           Income      Gains        Paid
                                         ----------- ---------- -------------
   High Yield Fund...................... $ 9,101,340 $   27,390  $ 9,128,730
   Intermediate Government Fund.........   5,346,020         --    5,346,020
   Intermediate Investment Grade Fund...  19,202,905    747,613   19,950,518
   Intermediate New York Tax-Exempt Fund          --    266,172      266,172
   Intermediate Tax-Exempt Fund.........      73,090  2,244,356    2,317,446
   U.S. Bond Market Index Fund..........   5,336,667     11,679    5,348,346

*The following tax-exempt income distributions were paid by the Intermediate
 New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund in the amounts of $3,375,860 and $8,525,598, respectively.

  As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated                        Total
                                     Undistributed Undistributed             Capital and   Unrealized        Accumulated
                                       Ordinary      Long Term   Accumulated    Other    Appreciation/        Earnings/
                                        Income     Capital Gains  Earnings     Losses    (Depreciation)       (Deficit)
                                     ------------- ------------- ----------- ----------- --------------      -----------
High Yield Fund.....................      $350,719   $188,549     $539,268    $      --      $3,385,633/1,2/ $3,924,901
Intermediate Government Fund........            --         --           --     (963,972)      1,763,308/1,2/    799,336
Intermediate Investment Grade Fund..       152,392         --      152,392     (890,742)        711,372/1,2/    (26,978)
Intermediate New York Tax- Exempt
 Fund...............................            --     47,391       47,391           --       3,674,702/2/    3,722,093
Intermediate Tax-Exempt Fund........            --    273,662      273,662           --       9,318,433/2/    9,592,095
U.S. Bond Market Index Fund.........            --         --           --     (316,586)        708,221/1,2/    391,635

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

6. Written Option Activity

  During the six months ended June 30, 2005, there were no outstanding written options.

7. Reclassification Of Capital Accounts

  At December 31, 2004, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses) and redemption in-kind transactions. Net investment income, net realized gains, and net assets were not affected by these changes.

                                   Undistributed     Undistributed
                                   Net Investment    Capital Gains/     Paid in
                                       Income     (Accumulated Losses)  Capital
                                   -------------- -------------------- --------
High Yield Fund...................   $  571,489       $  (571,489)     $     --
Intermediate Government Fund......      453,578          (409,418)      (44,160)
Intermediate Investment Grade Fund    2,125,592        (2,125,592)           --
Intermediate Tax-Exempt Fund......      (35,535)           35,535            --
U.S. Bond Market Index Fund.......    1,336,814        (1,831,914)      495,100

8. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 19% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

9. Subsequent Event

  Effective July 1, 2005, the Board approved new fee rates for the calculation of the Advisory Fees and the Administration Fees as follows:

  For each of the Funds except the High Yield Fund, there will be a .05% reduction of Advisory fees at $500 million in net assets. Also, there will be an additional .05% reduction at $1 billion in net assets.

  The Administrator's fees for each of the Funds changed from a tiered rate of ..125% on the first $300 million of average net assets and a rate of .10% on each Fund's average daily net assets in excess of $300 million to an annual rate of .10% of each Fund's average daily net assets.

  Effective July 1, 2005, the Board approved the appointment of The Bank of New York to serve as the Funds' Administrator. The Bank of New York has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

         Information about Advisory and Sub-Advisory Agreements

    The directors unanimously approved at a meeting held on June 6, 2005 the continuance of the Investment Advisory Agreements between the Funds and the Adviser, and the Subadvisory Agreement with Seix Advisors, which is not affiliated with The Bank of New York, in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements"). As discussed below, the advisory fees payable under certain of the renewed Investment Advisory Agreements are lower than previous levels.

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Subadviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser on May 5 by telephone and in person on May 12 and 13. Following the receipt of additional materials and proposals requested from the Adviser, the directors further considered the Agreements at meetings by telephone on June 2 and in person June 6. In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

      1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged index;

      2.the nature, extent and quality of investment and administrative services rendered by the Adviser and Subadviser;

      3.payments received by the Adviser from all sources in respect of each Portfolio;

      4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

      5.comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

      6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

      7.the Adviser's and Subadviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

      8.other fall-out benefits which the Adviser, Subadviser and their affiliates receive from their relationships to the Portfolios;

      9.information about fees charged by the Adviser and Subadviser to other clients with similar investment objectives;

     10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser and Subadviser; and

     11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser and the Subadviser based on their experience as directors and on the responses and materials provided by the Adviser and the Subadviser in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

    The directors determined that the overall arrangements between each Portfolio and the Adviser or Subadviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser and the Subadviser

    The directors noted that, under the Investment Advisory Agreements, the Adviser and Subadviser, subject to the supervision of the directors, manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the

Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements.

    The directors also considered the scope and quality of services provided by the Subadviser under the Subadvisory Agreement including its responsibility for compliance matters with respect to Portfolios managed by it.

Costs of Services Provided and Profitability to the Adviser

    At the request of the directors, the Adviser provided information concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. Operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio was provided and discussed. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

    The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. In reaching this view, the directors viewed favorably the reduction in administration fees for the money market funds to ..09% on each Fund's first $3 billion of average daily net assets and .075% on each Fund's average daily net assets in excess of $3 billion as of July 1, 2004 and the further reduction to .07% of average daily net assets as of July 1, 2005 and for the nonmoney market funds to .125% on each Fund's first $300 million of average daily net assets and .10% on each Fund's average daily net assets in excess of $300 million as of July 1, 2004 and the further reduction to .10% of average daily net assets as of July 1, 2005. In addition, the directors viewed favorably the Adviser's proposals to reduce certain advisory fees discussed below. The directors also noted information provided by the Adviser regarding certain anticipated increases in the cost of providing services to the Portfolios. The directors did not consider the separate profitability of the Subadviser because the fees paid to the Subadviser were negotiated by the Adviser and are paid out of the advisory fee received by it.

Fall-Out Benefits

    The directors considered that the Adviser and Subadviser benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities.
The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as determined by the Data Provider ("Data Provider Category") and with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. The directors reviewed information showing performance of each Portfolio compared to the funds in its Data Provider Category over the 1-, 3- and 5-year periods ended March 31, 2005 and compared to an appropriate securities index over comparable periods.

    High Yield Fund. The directors recognized that the 1-year performance of the High Yield Fund lagged that of its Data Provider Category median. The directors considered the Subadviser's investment focus on higher-rated bonds (i.e., BB and B-rated bonds) within the high-yield universe, and the Subadviser's view that the outperformance of such bonds by lower-rated bonds (e.g., C and D) since the Fund's inception has been an anomaly.

    Intermediate Government Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Intermediate Government Fund was better than that of its Data Provider Category median.

    Intermediate Investment Grade Fund. The directors noted that, although the 3-year performance of the Intermediate Investment Grade Fund lagged the median of its Data Provider Category, the Fund's 1-year performance demonstrated improvement as the Fund slightly outperformed its Data Provider Category median.

    Intermediate New York Tax-Exempt Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Intermediate New York Tax-Exempt Fund was better than that of its Data Provider Category median.

    Intermediate Tax-Exempt Fund. The directors noted that the performance of the Intermediate Tax-Exempt Fund lagged the performance of the median of its Data Provider Category for the 1-year period, was on par with that of its Data Provider Category for the 3-year period and was slightly better than that of its Data Provider Category for the 5-year period.

    U.S. Bond Market Index Fund. The directors noted that, although there was no Data Provider Category applicable to the U.S. Bond Market Index Fund, the Fund, gross of expenses, outperformed the Lehman Aggregate Bond Index for the 1- and 3-year periods.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

    The directors also considered the fees the Adviser and Subadviser charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. Although there is no clear pattern to the difference between the Funds' advisory fees and those charged other clients, fees charged to the money market funds tended to be at the lower end of the range of those charged to other clients, and those charged to the other Portfolios tend to be above the median of those charged others, with the exception of U.S. Bond Market Index Fund, International Equity Fund, S&P Index Fund and Large Cap Value Fund, where the Portfolios' fees exceeded those of other clients. In the case of the Subadviser, the directors also considered the fees charged to others, including institutional accounts. Fees charged to other clients by the Subadviser are comparable and, as is the case for the High Yield Fund, typically have breakpoints for assets in excess of $100 million. The directors were also mindful that, for many of the Portfolios, the Adviser had capped expenses and was not receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as a Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolios.

    In advance of the May 12 meeting, the Adviser proposed certain advisory fee reductions and the adoption of breakpoints. Following the directors' review of those proposals and further discussions with the Adviser, the following advisory fee proposals were adopted:

                                                     CURRENT FEE (PERCENTAGE OF     AGREED REDUCED FEE (PERCENTAGE
                                                     AVERAGE DAILY NET ASSETS)       OF AVERAGE DAILY NET ASSETS)
1. Money Fund, Treasury Money Fund, New Tax-                   0.10%            0.10% up to $2 billion
Exempt Money Fund and Enhanced Income Fund                                      0.095% from $2 billion up to $5 billion
                                                                                0.09% from $5 billion up to $10 billion
                                                                                0.085% in excess of $10 billion
-----------------------------------------------------------------------------------------------------------------------
2. International Equity and International Equity CRT           0.75%            0.50%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    For all other equity and fixed income funds, except International Equity, International Equity CRT and High Yield Funds, there will be a decrement in the fees of 0.05% on assets from $500 million to $1 billion and of 0.10% on assets in excess of $1 billion.

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors believed that these fee schedules will, if assets grow, provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 and the July 1, 2005 reduction in administration fees, which affect all Portfolios.

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  Age 70            Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  Age 53                            Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  Age 55                            Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                            Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communications,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  Age 56...........                 Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  Age 65...........                 Bank of New York, 1994 to 2003. Chairman
                                    and Director, Ivy Asset Management, 2000 to
                                    2003.

                                                     Principal Occupations
      Officers            Position                   During Past Five Years
      --------            --------                   ----------------------
Kevin J. Bannon..... President and       Executive Vice President and Chief Investment
  Age 52............ Chief Executive     Officer, The Bank of New York, 1993 to
                     Officer             Present.

Guy Nordahl......... Treasurer and       Vice President, The Bank of New York, 1999
  Age 39............ Principal Financial to Present.
                     Officer

Ellen Kaltman ...... Chief Compliance    Managing Director, Compliance, 1999 to
  Age 57............ Officer             Present.

Michael A. Grunewald Vice President      Director of Client Services, BISYS Fund
  Age 35............                     Services Ohio, Inc., 1993 to Present.

Kim R. Smallman..... Secretary           Counsel, Legal Services, BISYS Fund Services
  Age 33............                     Ohio, Inc., 2002 to Present; Attorney, Private
                                         Practice, 2000 to 2002.

Alaina V. Metz...... Assistant Secretary Chief Administrator, Administration Services
  Age 38............                     of BISYS Fund Services Ohio, Inc., 1995 to
                                         Present.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016
                                                                BNY-SAR-FI 6/05

[LOGO] BNY
HAMILTON

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2005

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK


   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semi-annual Report for the BNY Hamilton Funds for the six months ended June 30, 2005. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The tone of the equity markets was essentially flat over the first six months of 2005, as investors contended with a series of mixed and frequently contradictory signals about the direction of the U.S. economy. Inflation briefly emerged as a concern early in the year, but in a fairly short time the prospects for rising prices began to dim. This was somewhat surprising, given continued steep increases in oil prices. Even as the price per barrel of oil neared historic highs, it appeared to have little impact on corporate and consumer spending, which remained solid.

Growth in economic output and corporate earnings began to slow over the period. This may not universally be viewed as a positive situation, but it is in fact a sign of a normally functioning, and maturing, economic cycle. In the early years of a recovery, rapid growth and expansion are to be expected; in later years, a more moderate pace typically takes hold, as appears to be the case so far this year. Throughout the course of this recovery, job growth has been disappointing. While evidence of sustainable job gains remained elusive for much of the period, in June positive reports pointed to meaningful improvement in this area. It remains to be seen if that trend will firmly establish itself in the second half of the year--and, if it does, whether it will lead to renewed fears of inflation.

For the six-month period, the S&P 500(R) Index of large-capitalization U.S. stocks returned -0.81%. The Russell 2000 Index of small-cap stocks posted a total return of -1.25% for the same period. While large caps outperformed for the period as a whole, small-cap stocks posted stronger performance in the second quarter and appeared to be on the upswing going into the year's second half. In the past few years, many companies have taken steps to strengthen their balance sheets and otherwise improve their financial flexibility. The result has been that many companies have significant amounts of cash on hand--money that may be deployed in coming months to acquire attractive smaller companies. This renewed interest in acquisition activity could give further support to the small-cap market.

A positive development in the equity marketplace is that investors appear to be placing greater emphasis on higher-quality, reasonably valued companies and giving less favor to more speculative stocks. An environment in which economic and earnings growth run near their historical levels may not offer as much short-term excitement as periods offering double-digit expansion. It does, however, offer the potential for sustainable growth and more satisfying results over the long term, particularly for investors who want to keep portfolio volatility at reasonable levels.

As in recent reporting periods, global equity markets faced many of the same issues as the U.S. Geopolitical uncertainty, particularly in the Middle East, remains a concern, as does the prospect of further terrorist activity. Also, questions remain about the health of the global economic recovery, and fears of inflation periodically raise their head.

One situation that did change substantially was the relative value of the U.S. Dollar versus the Euro, British Pound, and Japanese Yen. While the dollar is still weaker against these currencies than it was a few years ago, it has rebounded significantly from its recent lows. Turbulence related to the rejection of the proposed European Union constitution by France and the Netherlands played a role in European currencies' losses against the dollar. Most observers were relieved to see the dollar regain some of its strength, even if it does help to make U.S. goods exported into foreign markets more expensive. (Of course, it also helps to reduce the price of foreign goods entering the U.S.) For U.S. based investors, though, the dollar's gains cut into returns from foreign markets once they were converted into U.S. currency. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -1.17%, in line with major domestic equity indexes.

In the fixed-income markets, the Federal Reserve continued its steady march of short-term interest rate increases dating back to June 2004. The central bank raised rates by a quarter point at each of its four meetings in the first half of the year, bringing the target federal funds target rate to 3.25% by the end of the period. While none of the Federal Reserve's rate hikes could be considered a surprise, after recent meetings there has been a greater amount of speculation with regard to just how much longer the increases will go on.

In the year's first quarter, longer-term rates rose along with shorter ones, driven in large part by anticipation of higher rates of inflation. As it became clear that inflation was set to remain tame--thanks in part to the Federal Reserve's tightening activity--yields on longer-maturity bonds began to retreat, and ultimately ended the half-year lower than they were at the start. The result was a flatter yield curve, which presented investors with a relatively narrow difference between yields on short- and long-maturity bonds. Because mortgage rates are largely pegged to yields on 10-year Treasurys, consumers still could take advantage of favorable home lending terms, fueling continued strength in the housing market.

Continuing a trend from 2004, Treasury securities underperformed major "spread" sectors--including corporate, mortgage-backed, asset-backed, and agency securities. Market interest rates remained low enough, particularly among longer maturities, to drive investors to seek higher-yielding alternatives. Unlike 2004, however, in the first six months of this year higher-quality issues outperformed their lower-rated counterparts. The generally positive state of the U.S. economy has helped to keep default rates on corporate bonds at low levels, and has also helped to reinforce the credit standing of municipal debt issuers.

Looking forward, it appears that the U.S. economy is positioned to lend good support to the financial markets. We are at last seeing signs of the job growth that is essential to long-term economic health. While economic and earnings growth are moderating, they are only retreating to levels that are very much in keeping with historical averages, which suggests a level of sustainability at this pace.

There can be no question that areas of uncertainty remain in the world, both economically and politically. But that is far from an unprecedented situation. And the U.S. economy has a long history of contending with challenges and finding a way to prosper. While it is not possible to predict the exact path of future events here at home or around the globe, what you can count on is that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady.

Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      23

Portfolio Summaries...................      26

BNY Hamilton International Equity Fund
  Schedule of Investments.............      34
  Industry Diversification............      40
  Statement of Assets and Liabilities.      41
  Statement of Operations.............      41
  Statements of Changes in Net Assets.      42
  Financial Highlights................      43

BNY Hamilton Large Cap Equity Fund
  Schedule of Investments.............      45
  Statement of Assets and Liabilities.      49
  Statement of Operations.............      49
  Statements of Changes in Net Assets.      50
  Financial Highlights................      51

BNY Hamilton Large Cap Growth Fund
  Schedule of Investments.............      54
  Statement of Assets and Liabilities.      56
  Statement of Operations.............      56
  Statements of Changes in Net Assets.      57
  Financial Highlights................      58

BNY Hamilton Large Cap Value Fund
  Schedule of Investments.............      60
  Statement of Assets and Liabilities.      63
  Statement of Operations.............      63
  Statements of Changes in Net Assets.      64
  Financial Highlights................      65

BNY Hamilton Multi-Cap Equity Fund
  Schedule of Investments............. Page  67
  Statement of Assets and Liabilities.       69
  Statement of Operations.............       69
  Statements of Changes in Net Assets.       70
  Financial Highlights................       71

BNY Hamilton S&P 500 Index Fund
  Schedule of Investments.............       72
  Statement of Assets and Liabilities.       84
  Statement of Operations.............       84
  Statements of Changes in Net Assets.       85
  Financial Highlights................       86

BNY Hamilton Small Cap Core Equity Fund
  Schedule of Investments.............       88
  Statement of Assets and Liabilities.       90
  Statement of Operations.............       90
  Statement of Changes in Net Assets..       91
  Financial Highlights................       92

BNY Hamilton Small Cap Growth Fund
  Schedule of Investments.............       94
  Statement of Assets and Liabilities.       98
  Statement of Operations.............       98
  Statements of Changes in Net Assets.       99
  Financial Highlights................      100

Notes to Financial Statements.........      102

Information about Advisory and
 Sub-advisory Agreements..............      112

Directors and Officers................      118

BNY Hamilton International Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during the first half of 2005?
A: Accommodative policy from central banks, along with inflation that remained under control, contributed to strong equity performance in Europe in the first six months of the year. Solid local-market returns were, however, dampened for dollar-denominated investors as the dollar rallied off of its recent lows against major foreign currencies. Political developments in Europe played a role as well, as France and the Netherlands both voted no on the proposed European Constitution. These votes cast uncertainty on the future direction of the European Union, and also added fuel to the dollar's rally.

   Elsewhere, the Bank of Japan reported a projection of real Gross Domestic Product growth of 1.5% for both 2005 and 2006. This modest figure is not surprising, given that Japan has been working down excess debt, absorbing overcapacity, and addressing a labor surplus while simultaneously dealing with the recovery of its real estate markets. In its pronouncements, the Bank of Japan specifically cited ongoing progress toward drawing down the economy's technology-related inventory.

   Remarkably, Japan's appetite for equities has remained intact, as evidenced by the strong returns posted there since 2003. As in Europe, however, U.S. based investors haven't been able to fully participate in these gains in 2005, as the recovering dollar has more than offset the upturn in equity prices.

Q: Given this context, how did the Fund perform?
A: The Fund returned -1.94% for Institutional Class Shares and -2.06% for
   Class A Shares for the six months ended June 30, 2005. For the same period, the MSCI EAFE Index returned -1.17%.

Q: What factors accounted for the Fund's performance during the period?
A: Although the Fund slightly underperformed its benchmark, its returns were within a targeted range of the Index. The Fund's index-like approach involves investing primarily in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies, are traded on U.S. exchanges, and can be less expensive to hold than foreign stocks. This structure helps to reduce the costs of operating the Fund, which over time should have a positive impact on total returns.

Q: Which of the Fund's holdings were the strongest performers?
A: Our index-like approach means that we do not actively seek to overweight or underweight specific stocks or sectors. However, many of the strongest performers for the period came from the Energy sector, including

   Woodside Petroleum, Royal Dutch Petroleum, Shell Transport and Trading (which merged with Royal Dutch at the end of June), BP and Total Fina Elf. Other strong performers were pharmaceutical manufacturer AstraZeneca, and Commonwealth Bank and Hypovereinsbank from the Financials sector.

Q: How did the portfolio's composition change over the year?
A: The portfolio is managed to mirror the composition of the MSCI EAFE Index.
   As a result, we do not make active changes to the Fund's composition.

   The MSCI EAFE Index contains about 1,000 stocks, about 400 of which are traded as ADRs. To help replicate the characteristics of the overall EAFE Index, we use a proprietary mathematical formula to select about 200 of the available ADRs that, taken as a whole, will keep the Fund's country exposure and sector allocations in line with the Index's.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: We will continue to work to replicate the investment composition, risk profile, and performance of the MSCI EAFE Index. This approach is designed to offer investors broad international diversification in an efficient, cost-effective format. We thus do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                                                                           TRAILING   TRAILING    SINCE
                                       CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005             MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY FUND
(INSTITUTIONAL SHARES)                  0.91%   -1.86%  -1.94%   10.47%      8.50%     -4.69%     3.00%
----------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                         1.33%   -1.01%  -1.17%   13.65%     12.06%     -0.55%     4.78%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return since inception periods would have been lower. The inception date for the BNY Hamilton International Equity Fund (Institutional Shares) was April 1, 1997.

The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Equity Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for stocks during the first half of 2005?
A: Following a strong rally late in 2004, the equity markets pulled back early this year. In February, Consumer Price Index data caused fears of inflation to surface for the first time in a number of years. Concerns that accelerating inflation would prompt the Federal Reserve to raise rates longer and higher than previously anticipated caused the yield on 10-year U.S. Treasurys to rise to 4.5% at the end of the first quarter. These fears proved relatively short-lived, however, as inflation reports and broad economic measures turned softer through the spring. The yield on the 10-year U.S. Treasury declined to 3.9% by the end of the first half.

   The pace of corporate earnings growth continued to ease from the rapid rates associated with economic recoveries. The price of crude oil had retreated to $42 a barrel in the fourth quarter of 2004, but questions about supply drove the price to $57 in the first quarter of 2005, and it remained near that level through the end of the six months. Although the impact of high oil prices on consumer and business spending has thus far seemed limited, energy costs are almost certainly contributing to the moderation in economic growth. European economies have weakened, and growth in China has also slowed.

   As the economy shifted to slower growth, the debate among investors turned to anticipating how quickly the Federal Reserve would end its program of measured rate hikes. The equity markets typically rally when participants believe that the Federal Reserve is nearing the end of its tightening cycle. This perception helped the stock market recover late in the first half to record a small loss for the period.

Q: Given this context, how did the Fund perform?
A: The Fund returned 1.22% for Institutional Class Shares and 1.10% for Class A
   Shares for the six months ended June 30, 2005. This compared with a -0.81% return for the broad-based S&P 500(R) Index over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: An overweighting in the Health Care sector, particularly in Biotechnology and Managed Care stocks, was an important contributor to the Fund's outperformance during the six months. The companies in these industries can provide strong relative profit growth because they are usually unaffected by economic cycles. With new product introductions driving strong earnings increases, our Biotechnology investments performed especially well. Managed Care continued to enjoy strong organic growth from rising membership and pricing power.

   The Fund was underweighted in the Consumer Discretionary and Financial sectors, based on our concerns about the impact of rising interest rates on these stocks. This positioning also helped performance, as these sectors lagged the benchmark return over the period. In addition, our individual stock selections within these sectors outperformed their peers.

   Within the Energy sector, the best-performing industries were oil refiners and independent exploration and production companies. Due to our cautious view on volatile energy prices and the high equity valuations in this area of the market, we primarily invested the Fund in the sector's high-quality integrated energy companies and underweighted energy stocks overall. Although the Fund's energy holdings contributed positively to performance, their returns lagged those of the overall sector.

Q: What stocks performed well for the Fund?
A: Three companies in the Health Care sector were among the greatest contributors to performance. Two biotechnology companies, Celgene and Gilead Sciences, experienced significant appreciation as new products drove expectations for strong earnings growth. In the Managed Care industry, Wellpoint benefited from strong enrollment growth and rising premiums.

   Wendy's International, a holding in the Consumer Discretionary sector, generated strong performance. The company is the target of several strategic financial buyers who are seeking to maximize shareholder value through an acquisition or break-up of Wendy's.

   In the Energy sector, Exxon Mobil and Schlumberger rose in response to higher oil and gas prices. Exxon Mobil's stock increased with rising production volumes, better chemicals results and improving refining margins. Schlumberger benefited from rising demand for oil field services as oil and gas companies expanded their capital budgets.

   IBM was the most disappointing stock in the portfolio. The company's first-quarter earnings missed estimates due to competitive pressures in the services market, near-term disruptions from restructuring actions, and product execution issues.

Q: How did the portfolio's composition change over the period?
A: In keeping with our expectation that economic and corporate earnings growth will moderate over the remainder of 2005, we reduced positions in some of the more cyclical sectors of the portfolio. Weightings were reduced in the Industrial and Materials sectors as equity valuations became extended and the stocks neared price targets.

   We increased the Fund's holdings among high-quality companies in Consumer Staples and Energy that have prospects for good relative earnings growth. In the Consumer Staples sector, we initiated positions in the supermarket industry, where we expect lower costs and improved operations to drive an earnings recovery. We took advantage of a pullback in energy stocks during May to increase the Fund's positions in oil field services and integrated oil companies.

   After underweighting technology stocks for the past couple of years, we raised the sector to a market weighting during the six months. In our view, steady increases in corporate demand for information technology should fuel higher earnings for these companies. Software and hardware companies now have larger positions in the portfolio, and we have added new positions in IT consulting and outsourcing.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: Given high oil prices, the Federal Reserve's continued interest-rate hikes, and the U.S. economy's move into the later stages of its cycle, we anticipate a slowing of corporate earnings growth. We expect to see profit growth for the most cyclical sectors of the market peak later this year. As a result, the market's focus is likely to shift to companies that can generate consistent growth, regardless of economic cycles. In this environment, we anticipate that stable companies in the Consumer Staples, Health Care and Information Technology sectors with strong relative earnings growth should outperform, and we have positioned the Fund accordingly.

                                                                       TRAILING   TRAILING   TRAILING
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2005         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP EQUITY FUND
(INSTITUTIONAL SHARES)              0.16%   2.54%    1.22%    8.51%     6.85%      -0.99%     8.13%
------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                    0.14%   1.37%   -0.81%    6.32%     8.27%      -2.38%     9.93%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994 through July 12, 1996. Had the sales load been factored into the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception of 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Class A Shares of the Fund was August 10, 1992.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Growth Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with C. Lennis Koontz, II, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for large-cap stocks during the first half of 2005?
A: Two major factors at work in the large-cap marketplace have been the outperformance of the Energy sector, and the strong relative performance of companies at the smaller end of the Russell 1000 Growth Index. Through the first six months of the year, energy and utilities stocks produced returns of 23.12% and 9.81%, respectively, while the Russell 1000 Growth Index posted a small loss overall.

   The six months on the whole were not a favorable period for the largest-cap stocks. On average, companies in the smallest quintile of the Russell 1000 Growth Index were able to post a modestly positive return for the half year, while average returns for stocks in each of the four larger quintiles were in negative territory.

Q: Given this context, how did the Fund perform?
A: The Fund returned -4.06% for Institutional Class Shares and -4.20% for
   Class A Shares for the six months ended June 30, 2005. For the same period, the S&P 500(R) Index returned -0.81% and the Russell 1000 Growth Index returned -1.72%.

Q: What factors accounted for the Fund's performance?
A: For the half-year, Energy was the strongest performing sector in the market, but our only exposure to it was through oil services company Schlumberger, which we sold early in the year based on concerns over its lofty valuation. Our Energy underweighting played a significant role in the Fund's underperformance over the six months.

   In the Utilities area, which also performed well over the period, some of our positions did not perform as well as the energy-oriented and smaller-cap companies that led the sector.

Q: Which of the Fund's holdings were the best performers?
A: Health Care holdings were among the brightest spots in the portfolio. The four holdings that made the greatest positive contributions to our performance were drugstore chain CVS, insurer UnitedHealth Group, pharmaceuticals manufacturer IVAX, and pharmaceutical services provider Caremark Rx.

Q: How did the portfolio's composition change during the period?
A: In January and February we became increasingly concerned about rising interest rates and the possibility of a slowing in economic activity. In response, we put in place three new strategies for the portfolio. We increased our exposure to larger-capitalization companies, reduced our exposure to stocks whose performance is closely tied to the economic cycle, and put more emphasis on dividend-paying stocks to the extent possible in a growth-oriented portfolio. As part of this transition, we sold one of our better performing stocks, CVS, based on valuation considerations.

   After making these changes in the first quarter, we did not significantly alter the portfolio's profile or composition for the remainder of the period.

   Portfolio composition is subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: Our view has been and remains that higher-quality assets, together with current income, should provide superior returns over time. We believe this view is especially valid in an environment where earnings growth is decelerating, the spread between short- and long-term yields is narrowing, and the Federal Reserve is in a tightening mode. Nonetheless, as of the halfway point in 2005, investors have continued to bid up the multiples of smaller, value-style companies in fear of missing a cyclical expansion.

   Smaller companies and value stocks have been leading the market for most of the time since the bursting of the tech-telecom bubble of 1999-2000. As a result, their valuations have been driven upward, which could limit their future appreciation potential. Although the factors driving the relative attractiveness of small- and large-cap stocks, as well as value and growth styles, are constantly changing, we remain confident that large, high-quality growth stocks currently offer better long-term value for investors.

                                                                       TRAILING   TRAILING   TRAILING
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2005         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH FUND
(INSTITUTIONAL SHARES)             -0.54%   1.88%   -4.06%   -1.46%     3.58%      -9.14%     8.00%
------------------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX          -0.37%   2.47%   -1.72%    1.70%     7.26%     -10.35%     7.40%
------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                    0.14%   1.37%   -0.81%    6.32%     8.27%      -2.38%     9.93%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission, and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April, 1, 1999. Had expenses not been assumed, the cumulative total return and the average annual total return for the 10 year period would have been lower.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

The Russell 1000 Growth Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization growth stocks. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Value Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

An Interview with William McClean and George Baker, Managing Directors and Co-Portfolio Managers

Q: What factors influenced the investment environment for large-cap value stocks during the first half of 2005?
A: The factors that influenced the Fund's investment performance in the first half of 2005 were moderate economic growth, rising short-term interest rates accompanied by falling longer-term rates, and higher oil prices.

   The economy's rate of growth slowed somewhat, but this was an expected--even desirable--development as it reflected the maturing of the current economic cycle and signaled a return to rates of growth more in line with historical norms. The Federal Reserve continued its measured pace of interest-rate hikes, raising the target rate on four separate occasions by a total of one percentage point. Despite these increases on the short end of the yield curve, rates for longer-maturity bonds actually fell over the period as fears of inflation eased. Although oil prices stayed near record highs for much of the six months, as of the end of June they had yet to spark significant inflationary pressure.

   Overall, U.S. equities posted modest losses for the first half of the year, with large-cap stocks slightly outperforming their small-cap counterparts over the period.

Q: Given this context, how did the Fund perform?
A: The Fund returned 2.44% for Institutional Shares and 2.31% for Class A
   Shares for the six months ended June 30, 2005. This performance significantly outpaced that of the broad-based S&P 500(R) Index, which returned -0.81% for the same period.

Q: What factors accounted for the Fund's performance?
A: Individual security selections in the Materials, Consumer Staples and Consumer Discretionary sectors contributed positively to the Fund's performance. Our holdings in each of these areas outperformed their respective sector benchmarks.

   Overweightings in the strong-performing Utilities and Energy sectors also played a role in the Fund's outperformance relative to the Index. Our underweighted position in technology stocks also benefited our relative and absolute returns as these stocks faced numerous challenges in the first half of the year.

Q: Which stocks performed well for the Fund?
A: Our portfolio's best performers for the first half of 2005 were Marathon
   Oil, EnCana, ConocoPhillips, Petrobras and Grant Prideco, all from the Energy sector. These companies benefited from continued strong demand for their products.

Q: How did the portfolio's composition change over the period?
A: We made a number of shifts in our holdings during the first half of 2005. We reduced our positions in financial services stocks, which may encounter difficulty in a changing interest-rate environment, and in capital goods. In their place, we increased our exposure to utilities and oil and gas stocks.

   Portfolio composition is subject to change.

Q: What is your strategic outlook for the remainder of 2005?
A: We contend the U.S. economy remains in sound health. We believe inflation is under control, and both consumer and business spending have thus far been largely unaffected by rising energy prices.

   At this point, we expect to see favorable growth in economic output, employment, and corporate profits through the rest of 2005. In this environment, we intend to continue to apply our value investing discipline, as we believe it is an appropriate way to pursue above-average returns while keeping risk in check.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP VALUE FUND
(INSTITUTIONAL SHARES)             1.33%   0.96%    2.44%    9.18%     9.57%       3.82%      3.04%
-----------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                   0.14%   1.37%   -0.81%    6.32%     8.27%      -2.38%     -2.24%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has contractually agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Multi-Cap Equity Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for stocks during the first half of 2005?
A: Over the first six months of the year, the Federal Reserve continued on its tightening path, raising the target federal funds rate by a total of one percentage point. Despite this increase in short-term interest rates, longer-term yields actually declined over the six months. Dividend-paying stocks responded well in this environment, as they caught favor from yield-hungry investors. Companies tied to the housing market were also in many cases able to post strong performance, as low long-term interest rates provided additional fuel to the long-running residential real estate boom.

   Signs for the economy were generally sound, though there was some slowing of growth as would be expected in the later stages of a recovery cycle. Energy prices reached some of the highest levels ever recorded, yet inflation remained at bay, although there were some concerns about it early in the year. Job growth was somewhat elusive, but late in the period there were some promising reports with respect to employment.

Q: Given this context, how did the Fund perform?
A: The Fund significantly outperformed its benchmark for the period, returning
   4.00% for Class A Shares for the six months ended June 30, 2005. For the same period, the S&P 500(R) Index returned -0.81%.

Q: What factors accounted for the Fund's performance during the period?
A: The Fund's outperformance for the six months was largely driven by individual stock selection in two sectors: Producer Durables, and Materials and Processing. Strong returns from these holdings were more than enough to counter negative performance from holdings in Financial Services and Technology.

Q: Which of the Fund's holdings were the best performers?
A: The strongest performer in our portfolio for the first half of 2005 was Homebuilder Standard Pacific Corp., which rose by 37.12%. It benefited from continued low home-mortgage rates that drove demand for new homes. Other leaders for the Fund were insurer Aetna, which rose by 32.78%, and gas utility Questar Corp., which was up 29.32%.

Q: What changes did you make to the Fund's composition over the period?
A: The portfolio's composition has changed very little so far this year. We added a position in technology systems provider Lucent Technologies. We sold out of our positions in Insight Communications, a cable television provider, and IGate Corporation from the Technology sector.

   Portfolio composition is subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: While the economy remains on reasonably firm ground, it is experiencing a slowing trend, and earnings growth may be declining. In this environment, we expect that long-term interest rates will remain low.

   Although these conditions may not sound entirely encouraging, they may actually provide a decent background for equity performance. In recent times, corporations have accumulated significant cash balances. They may use the money to repurchase shares or increase dividends to shareholders, both of which can be very good for investors. They may also choose to employ this cash to acquire other businesses, which can be strongly positive for holders of the acquired companies' stock. Finally, they may decide to use the money for capital spending, which can be beneficial if the expenditures help the companies to improve their revenues and earnings.

   Careful stock selection is likely to remain a crucial factor in investment performance. We intend to carefully monitor how companies choose to deploy their cash, seeking to sort out those spending it wisely from those being less prudent. In addition, we will look for those companies able to adapt well to the slowing economy.

                                                                       TRAILING   TRAILING   TRAILING
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2005         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON MULTI-CAP EQUITY FUND
(CLASS A SHARES)                    1.51%   2.85%    4.00%   12.06%     9.35%      -2.37%     10.58%
------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                    0.14%   1.37%   -0.81%    6.32%     8.27%      -2.38%      9.93%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

Total return figures include change in share price, reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com. The Advisor has contractually agreed to limit the expenses of the Fund to 1.25% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.25% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is October 7, 2002. The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The Partnership was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Partnership has been registered, the Partnership's performance may have been adversely affected.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton S&P 500 Index Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 The performance of the Fund is expected to be lower than that of the S&P 500/(R)/ Index because of Fund fees and expenses.

An Interview with Kurt Zyla, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for large-cap stocks in the first half of 2005?
A: A number of factors drove the equity markets in the first half of 2005.
   Early in the year, inflation concerns emerged, and along with them came fears that the Federal Reserve's interest-rate increases would continue for a longer time than previously anticipated. In this environment, the S&P 500/(R)/ Index posted negative results for the first quarter.

   In the year's second quarter, though, economic data suggested that inflation may not be as big a problem as earlier thought. This helped to bring longer-term interest rates down, even as short-term rates rose in response to the Federal Reserve's continued tightening. Economic growth remained at reasonable levels, though it slowed somewhat. This trend was largely anticipated, and reflects that fact that the current economic cycle is now reaching its later stages. In the second quarter, the S&P 500/(R)/ was able to rebound somewhat, allowing the Index to end the period with only a modest loss.

   A lingering concern has been the high cost of oil, which still has the potential to trigger inflation. While the price showed signs of stabilizing late in 2004, in the first half of this year it surged upward once again to approach $60 a barrel.

Q: Given this context, how did the Fund perform?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning -0.95% for Institutional Class Shares and -1.08% for Investor Class Shares for the six months ended June 30, 2005. This compares with a -0.81% return for the S&P 500/(R)/ Index over the same period.

Q: How did the portfolio's composition change over the period?
A: There were five additions to, and five corresponding deletions from, the S&P
   500/(R)/ Index in the first half of 2005.

        Additions                                Deletions
        ---------                                ---------
        Constellation Energy Group               Great Lakes Chemical
        D.R. Horton                              Veritas Software
        Sears Holdings Corp. (New)               Sears, Roebuck and Co.
        National Oilwell Varco, Inc.             Power-One, Inc.
        Molson Coors Brewing Co.                 Adolph Coors Co.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: We believe the market will continue to trade within a relatively tight range for the remainder of the year, with both positive and negative factors influencing equity valuations. While growth has slowed, the economy has remained strong and inflation has remained in check. The stock market has thus far essentially ignored record high oil prices, but if the price of oil continues to rise, there could be an adverse impact on earnings. The housing market has also been extremely strong, but many argue that if it falters, there could be repercussions throughout the overall economy.

   Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND
(INSTITUTIONAL SHARES)           0.07%   1.31%   -0.95%    5.97%     7.88%      -2.84%     -2.67%
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                 0.14%   1.37%   -0.81%    6.32%     8.27%      -2.38%     -2.24%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has contractually agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management is committed to maintain Fee waiver/expense reimbursements which are currently in effect until April 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Small Cap Core Equity Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during the first half of 2005?
A: In the first few months of 2005, small-cap stocks took a breather, which gave them time to consolidate some of the very significant gains they have made since rebounding from their 2002 lows. As the first half wore on, however, the market once again took notice of these stocks' superior growth potential, strong fundamentals, and reasonable valuations, allowing them to return to an upward path.

   Although large-cap stocks, as measured by the S&P 500, slightly outperformed small caps for the six months as a whole, by the period's end small-caps were taking the lead. The Fund's launch was in no way timed to take advantage of this trend, but our performance was nonetheless able to benefit.

Q: Given this context, how did the Fund perform?
A: The Fund returned 7.11% for Institutional Shares and 7.01% for Class A
   Shares from its inception on March 2, 2005, through June 30, 2005. For the same period, the Fund's benchmark, the Russell 2000 Small Stock Index returned 1.33%.

Q: What factors accounted for the Fund's performance?
A: The Fund's outperformance relative to its benchmark was due in large part to individual stock selection in the Consumer Discretionary sector, particularly in the retail area. Stock selection in the Producer Durables sector also contributed to outperformance.

Q: Which stocks performed well for the Fund?
A: Since the Fund's inception, its strongest-performing holdings have been retailer Hibbett Sporting Goods, health club operator Life Time Fitness, and industrial filtration maker Cuno. All of these companies provided strong double-digit returns.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: The economy appears to be on a slowing trend, which is typical in the later stages of its normal cycle. Because of their great size and broad operations, large-cap companies are generally affected by macroeconomic developments more than small companies, which tend to operate in market niches and may have greater ability to adapt quickly to changing circumstances. Thus we believe there is room for small-cap stocks to continue their recent outperformance.

   As larger companies have sought to clean up their balance sheets, they've allowed their coffers to fill with cash. As these companies look for new ways to expand and diversify their operations, we anticipate that many will use this cash on hand to pursue appealing acquisition targets in the small-cap universe.

   Both of these trends can be very favorable for small-cap stocks. To benefit from them, we will continue to look for companies that have the growth potential and solid fundamental qualities that can make them appealing both to traditional shareholders and to those seeking out new corporate acquisitions.

                                                                            TRAILING   TRAILING    SINCE
                                        CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005              MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP CORE EQUITY FUND
(INSTITUTIONAL SHARES)                   5.01%   7.98%    N/A       N/A       N/A        N/A       7.11%
-----------------------------------------------------------------------------------------------------------
RUSSELL 2000 SMALL STOCK INDEX           3.86%   4.32%   -1.25%    9.45%     12.81%     5.71%      1.33%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has contractually agreed to limit the expenses of the Fund to 1.00% of its average daily net assets. The Advisor will waive management fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.00% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April 2007. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is March 2, 2005.

The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY HAMILTON SMALL CAP GROWTH FUND


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with John Lui, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during the first half of 2005?
A: In the first half of the year, stocks with positive earnings and modest valuations solidly outperformed more speculative issues as investors flocked toward higher quality. This shift was triggered by the maturing of the current market cycle; as the rate of economic and earnings growth has shown signs of slowing, investors have placed a greater premium on companies with reasonable valuations that are positioned to sustain their growth in a more challenging environment. Corporate earnings growth, which averaged 15% in 2003 and 21% in 2004, is simply not sustainable at those levels. Growth rates of 6% to 8% are more typical, and what we are seeing now is a return to those historical norms.

   While cyclical sectors such as Industrials, Basic Materials, and Energy can offer explosive earnings growth as the economy is emerging from a recession, that performance can be hard to repeat when the economy begins to slow. Indeed, during the period we started to see a clear rotation out of many of 2004's cyclical winners.

   Because our strategy focuses on investing in high-quality companies that exhibit relative earnings strength over a full market cycle, we benefited from this broad market trend.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2005, the Fund returned -0.58% for Institutional Class Shares and -0.72% for Class A Shares, versus a -3.59% return for the Russell 2000 Small Growth Index over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: We attribute the bulk of our outperformance to the very noticeable shift by investors out of speculative securities and, to some extent, cyclical stocks and into the type of high-quality growth names we favor. We anticipated this change for some time, and thus the portfolio was positioned to benefit.

   Strong individual stock selection also benefited the Fund, particularly in the Health Care, Consumer Discretionary, and Technology areas. Sector positioning played a smaller role in driving returns, though our underweighting in cyclical sectors, such as Basic Materials and Industrials, contributed positively. Even within these sectors, though, strong individual security selection enhanced our returns.

Q: Which of the Fund's holdings were the strongest performers?
A: In Health Care, hospital operator LifePoint Hospitals (which acquired
   Province Healthcare during the period), hospice provider Vistacare, and biotech company Martek Biosciences all made significant contributions to the Fund's outperformance. In the Technology sector, Aquantive, Plexus, Blue Coat Systems, and Tessera Technologies all provided strong returns.

Q: How did the portfolio's composition change over the period?
A: Over the past two years, we have not only layered quality companies with relative earnings strength into the portfolio, but we also have slowly increased our exposure to the industries we believe are most likely to benefit from the longest and strongest part of the market cycle, such as those in the Consumer Discretionary, Health Care, and Technology areas of the market. Additions we made along these lines over the past six months include VCA Antech, an operator of veterinary labs and hospitals; United Surgical Partners, which runs surgery centers; Phillips-Van Heusen, a maker of apparel and footwear; and Warnaco, which manufactures intimate apparel, sportswear, and swimwear.

   Many of the companies we removed from the portfolio came from the Industrials sector. They included Bowater, a manufacturer of newsprint, specialty paper, and pulp; Maverick Tube, which makes steel products for oil drilling; and Olin, a manufacturer of copper alloys, chlorine, and caustic soda.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: No crystal ball can predict the exact impact on corporate profit growth from a cyclical deceleration in the economy, the effects of continued Federal Reserve tightening, and persistent high energy prices. We anticipate that while the market may churn up and down in coming months, the trend will be upward as overall earnings growth is currently projected to be in the 6% to 8% range.

   Owning high-quality companies should allow us to ride through the choppy markets that may lie ahead. We have already seen the benefits in the first half of 2005, as our returns preserved capital to a greater degree than the benchmark in the first quarter, yet exceeded the benchmark during an up market in the second quarter. This risk/reward aspect has been a hallmark of our strategy over the past decade.

   Although our investment process does not focus on acquisition potential as a primary consideration, we believe that high-quality small-cap companies demonstrating sustainable relative earnings strength should become attractive to investors seeking growth. Such activity can be very positive for small-cap equity valuations.

                                                                       TRAILING   TRAILING   TRAILING
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2005         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH FUND
(INSTITUTIONAL SHARES)              4.04%   4.53%   -0.58%    3.45%      7.62%     -2.03%     12.93%
------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                  3.86%   4.32%   -1.25%    9.45%     12.81%      5.71%      9.90%
------------------------------------------------------------------------------------------------------
RUSSELL 2000 SMALL GROWTH INDEX     3.23%   3.48%   -3.59%    4.27%     11.36%     -4.51%      5.15%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the cumulative total return and the average annual total return for the 10 year period would have been lower.

The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY HAMILTON FUNDS


Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2005.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       BEGINNING  ENDING      ANNUALIZED
                                                        ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                         VALUE    VALUE      BASED ON THE      DURING THE
                                                       01/01/05  06/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON INTERNATIONAL EQUITY FUND--CLASS A SHARES
Actual                                                 $1,000.00 $  979.40      1.24%             $6.07
Hypothetical (5% return before expenses)               $1,000.00 $1,018.66      1.24%             $6.19
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON INTERNATIONAL EQUITY FUND--INSTITUTIONAL SHARES
Actual                                                 $1,000.00 $  980.60      0.99%             $4.86
Hypothetical (5% return before expenses)               $1,000.00 $1,019.89      0.99%             $4.95
-------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP EQUITY FUND--CLASS A SHARES
Actual                                                 $1,000.00 $1,011.00      1.05%             $5.23
Hypothetical (5% return before expenses)               $1,000.00 $1,019.59      1.05%             $5.25
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         BEGINNING  ENDING      ANNUALIZED
                                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                           VALUE    VALUE      BASED ON THE      DURING THE
                                                         01/01/05  06/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON LARGE CAP EQUITY FUND--INSTITUTIONAL SHARES
Actual                                                   $1,000.00 $1,012.20      0.80%             $3.99
Hypothetical (5% return before expenses)                 $1,000.00 $1,020.83      0.80%             $4.01
---------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP GROWTH FUND--CLASS A SHARES
Actual                                                   $1,000.00 $  958.00      1.07%             $5.21
Hypothetical (5% return before expenses)                 $1,000.00 $1,019.48      1.07%             $5.37
---------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                                   $1,000.00 $  959.40      0.82%             $3.97
Hypothetical (5% return before expenses)                 $1,000.00 $1,020.75      0.82%             $4.09
---------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP VALUE FUND--CLASS A SHARES
Actual                                                   $1,000.00 $1,023.10      1.05%             $5.27
Hypothetical (5% return before expenses)                 $1,000.00 $1,019.59      1.05%             $5.26
---------------------------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP VALUE FUND--INSTITUTIONAL SHARES
Actual                                                   $1,000.00 $1,024.40      0.80%             $4.02
Hypothetical (5% return before expenses)                 $1,000.00 $1,020.83      0.80%             $4.01
---------------------------------------------------------------------------------------------------------------
BNY HAMILTON MULTI-CAP EQUITY FUND--CLASS A SHARES
Actual                                                   $1,000.00 $1,040.00      1.25%             $6.32
Hypothetical (5% return before expenses)                 $1,000.00 $1,018.60      1.25%             $6.26
---------------------------------------------------------------------------------------------------------------
BNY HAMILTON S&P 500 INDEX FUND--INSTITUTIONAL SHARES
Actual                                                   $1,000.00 $  989.20      0.35%             $1.72
Hypothetical (5% return before expenses)                 $1,000.00 $1,023.06      0.35%             $1.75
---------------------------------------------------------------------------------------------------------------
BNY HAMILTON S&P 500 INDEX FUND--INVESTOR SHARES
Actual                                                   $1,000.00 $  990.50      0.60%             $2.95
Hypothetical (5% return before expenses)                 $1,000.00 $1,021.83      0.60%             $3.00
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            ANNUALIZED
                                                  BEGINNING    ENDING      EXPENSE RATIO
                                                   ACCOUNT    ACCOUNT      BASED ON THE      EXPENSES PAID**
                                                    VALUE      VALUE    PERIOD 03/02/05 (A) 3/2/05 (A) THROUGH
                                                 03/02/05 (A) 06/30/05    THROUGH 6/30/05        6/30/05
BNY HAMILTON SMALL CAP CORE EQUITY FUND--CLASS A
SHARES
Actual                                            $1,000.00   $1,070.10        1.25%              $4.29
Hypothetical (5% return before expenses)          $1,000.00   $1,018.60        1.25%              $4.18
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP CORE EQUITY FUND--
INSTITUTIONAL SHARES
Actual                                            $1,000.00   $1,071.10        1.00%              $3.43
Hypothetical (5% return before expenses)          $1,000.00   $1,019.84        1.00%              $3.35
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         BEGINNING  ENDING      ANNUALIZED
                                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                           VALUE    VALUE      BASED ON THE      DURING THE
                                                         01/01/05  06/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON SMALL CAP GROWTH FUND--CLASS A SHARES
Actual                                                   $1,000.00 $  992.80      1.17%             $5.77
Hypothetical (5% return before expenses)                 $1,000.00 $1,019.00      1.17%             $5.85
---------------------------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP GROWTH FUND--INSTITUTIONAL SHARES
Actual                                                   $1,000.00 $  994.20      0.92%             $4.55
Hypothetical (5% return before expenses)                 $1,000.00 $1,020.23      0.92%             $4.61
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)Commencement of investment operations.
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).
 **Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 121 days in the period ended June 30, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the actual period March 2, 2005 (commencement of operations) to June 30, 2005.

         BNY Hamilton International Equity Fund

         Portfolio Summaries (Unaudited)

         As of June 30, 2005

                                                     % of
                                                  Net Assets
                                                  ----------
                    Australia....................     5.4%
                    Austria......................     0.4
                    Belgium......................     1.3
                    Denmark......................     0.8
                    Finland......................     1.5
                    France.......................     9.4
                    Germany......................     6.8
                    Greece.......................     0.6
                    Hong Kong....................     1.8
                    Ireland......................     0.8
                    Italy........................     4.0
                    Japan........................    21.7
                    Netherlands..................     4.9
                    New Zealand..................     0.2
                    Norway.......................     0.7
                    Portugal.....................     0.3
                    Singapore....................     0.9
                    Spain........................     3.9
                    Sweden.......................     2.4
                    Switzerland..................     6.7
                    United Kingdom...............    25.1
                    Other assets less liabilities     0.4
                                                    -----
                    Total........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Equity Fund

         As of June 30, 2005

                                                       % of
                                                    Net Assets
                                                    ----------
                 Aerospace and Defense.............     0.7%
                 Banks.............................     5.3
                 Beverages.........................     2.7
                 Biotechnolog......................     2.1
                 Chemicals.........................     4.0
                 Commercial Services...............     2.7
                 Computers.........................     4.2
                 Cosmetics/Personal Care...........     1.7
                 Diversified Financial Services....     6.8
                 Electrical........................     2.4
                 Electrical Components & Equipment.     1.0
                 Food..............................     4.6
                 Healthcare........................     5.1
                 Insurance.........................     4.7
                 Internet..........................     0.6
                 Machinery--Construction and Mining     1.2
                 Manufacturing.....................     7.3
                 Media.............................     3.2
                 Oil and Gas.......................     8.3
                 Pharmaceuticals...................     7.6
                 Pipelines.........................     0.8
                 Real Estate Investment Trusts.....     1.6
                 Retail Stores.....................     5.7
                 Semiconductors....................     0.3
                 Software..........................     3.8
                 Telecommunications................     7.0
                 Toys/Games/Hobbies................     0.8
                 Transportation....................     2.5
                 Money Market Fund.................     0.9
                 Other assets less liabilities.....     0.4
                                                      -----
                 Total.............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Growth Fund

         As of June 30, 2005

                                                     % of
                                                  Net Assets
                                                  ----------
                   Advertising...................     1.2%
                   Aerospace and Defense.........     4.0
                   Agriculture...................     1.2
                   Banks.........................     3.5
                   Beverages.....................     2.2
                   Biotechnology.................     2.4
                   Chemicals.....................     0.5
                   Computers.....................    10.2
                   Cosmetics and Personal Care...     6.3
                   Diversified Financial Services     1.3
                   Entertainment.................     1.8
                   Healthcare....................     9.1
                   Insurance.....................     2.7
                   Internet......................     1.2
                   Manufacturing.................     4.4
                   Media.........................     5.3
                   Pharmaceuticals...............    12.8
                   Retail Stores.................     8.3
                   Semiconductors................     7.5
                   Software......................     5.4
                   Telecommunications............     7.1
                   Other assets less liabilities.     1.6
                                                    -----
                   Total.........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Value Fund

         As of June 30, 2005

                                                       % of
                                                    Net Assets
                                                    ----------
                 Aerospace and Defense.............     1.8%
                 Banks.............................     5.4
                 Building Materials................     4.5
                 Chemicals.........................     4.4
                 Computers.........................     2.2
                 Diversified Financial Services....     9.3
                 Electric..........................    12.0
                 Electrical Components.............     1.7
                 Food..............................     0.7
                 Hand/Machine Tools................     1.0
                 Healthcare........................     3.9
                 Insurance.........................     3.4
                 Machinery--Construction and Mining     2.5
                 Mining............................     1.0
                 Manufacturing.....................     6.3
                 Oil and Gas.......................    11.9
                 Pharmaceuticals...................     5.6
                 Pipelines.........................     1.5
                 Retail Stores.....................     8.8
                 Semiconductors....................     2.5
                 Software..........................     0.7
                 Telecommunications................     4.1
                 Transportation....................     1.9
                 Money Market Fund.................     2.7
                 Other assets less liabilities.....     0.2
                                                      -----
                 Total.............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Multi-Cap Equity Fund

         As of June 30, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Banks................................     6.1%
                Beverages............................     2.3
                Biotechnology........................     2.3
                Building Materials...................     3.5
                Commercial Services..................     3.9
                Computers............................     2.0
                Diversified Financial Services.......     6.0
                Electric.............................     6.6
                Engineering and Construction.........     2.6
                Food.................................     2.3
                Healthcare...........................     8.1
                Home Builders........................     3.4
                Leisure Time.........................     2.2
                Machinery............................     4.6
                Manufacturing........................     4.5
                Media................................     2.1
                Oil and Gas..........................    10.3
                Pharmaceuticals......................     4.9
                Pipelines............................     6.3
                Retail Stores........................     4.9
                Semiconductors.......................     3.6
                Software.............................     2.1
                Telecommunications...................     4.2
                Money Market Fund....................     1.3
                Liabilities in excess of other assets    (0.1)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton S&P 500 Index Fund

         As of June 30, 2005

                                                       % of
                                                    Net Assets
                                                    ----------
                  Advertising......................     0.2%
                  Aerospace and Defense............     2.0
                  Agriculture......................     1.7
                  Airlines.........................     0.1
                  Apparel..........................     0.4
                  Automotive.......................     0.7
                  Banks............................     6.3
                  Beverages and Food...............     3.8
                  Biotechnology....................     1.1
                  Building Materials...............     0.3
                  Chemicals........................     1.5
                  Commercial Services..............     0.9
                  Computers........................     3.8
                  Cosmetics/Personal Care..........     2.1
                  Distribution and Wholesale.......     0.1
                  Diversified Financial Services...     8.0
                  Electric.........................     3.2
                  Electrical Equipment & Components     0.3
                  Electronics......................     0.4
                  Engineering and Construction.....     0.0
                  Entertainment....................     0.1
                  Environmental Control............     0.2
                  Forest Products and Paper........     0.5
                  Hand/Machine Tools...............     0.1
                  Healthcare.......................     5.5
                  Homebuilders.....................     0.2
                  Household Products...............     0.7
                  Insurance........................     4.7
                  Internet.........................     0.9
                  Iron/Steel.......................     0.1
                  Leisure Time.....................     0.5
                  Lodging..........................     0.4
                  Machinery........................     0.6
                  Manufacturing....................     5.7
                  Media............................     3.4
                  Mining...........................     0.5
                  Office and Business Equipment....     0.2
                  Oil and Gas......................     8.6
                  Packaging and Containers.........     0.1
                  Pharmaceuticals..................     6.2
                  Pipelines........................     0.3
                  Real Estate Investment Trusts....     0.5
                  Retail Stores....................     6.6
                  Savings and Loans................     0.6
                  Semiconductors...................     3.2
                  Software.........................     4.3
                  Telecommunications...............     5.7
                  Textiles.........................     0.1
                  Toyes/Games/Hobbies..............     0.1
                  Transportation...................     1.5
                  United States Treasury Securities     0.2
                  Money Market Fund................     0.7
                  Other assets less liabilities....     0.1
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Small Cap Core Equity Fund

         As of June 30, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Aerospace and Defense................     2.6%
                Banks................................     6.8
                Biotechnology........................     2.9
                Building Materials...................     3.0
                Chemicals............................     2.5
                Commercial Services..................     7.4
                Computers............................     2.0
                Diversified Financial Services.......     4.2
                Electric.............................     2.9
                Environmental Control................     3.0
                Food.................................     2.6
                Healthcare...........................     4.4
                Home Builders........................     5.8
                Household Products...................     5.5
                Internet.............................     2.0
                Leisure Time.........................     3.3
                Machinery............................     2.9
                Manufacturing........................     3.9
                Media................................     2.0
                Oil and Gas..........................     7.7
                Pharmaceuticals......................     2.1
                Retail Stores........................     7.7
                Semiconductors.......................     2.5
                Telecommunications...................     2.7
                Mutual Funds.........................     2.9
                Money Market Fund....................     9.3
                Liabilities in excess of other assets    (4.6)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Small Cap Growth Fund

         As of June 30, 2005

                                                         % of
                                                      Net Assets
                                                      ----------
                Apparel..............................     4.7%
                Banks................................     3.0
                Beverages............................     0.7
                Biotechnology........................     3.8
                Chemicals............................     1.4
                Commercial Services..................     4.4
                Computers............................     1.9
                Distribution and Wholesale...........     1.8
                Diversified Financial Services.......     1.4
                Electrical Equipment and Components..     1.6
                Electronics..........................     4.3
                Energy...............................     0.5
                Engineering and Construction.........     1.3
                Entertainment........................     0.6
                Food.................................     3.1
                Healthcare...........................    13.1
                Household Products & Wares...........     1.1
                Insurance............................     1.5
                Internet.............................     5.6
                Machinery............................     1.0
                Manufacturing........................     0.3
                Media................................     2.6
                Oil and Gas..........................     3.9
                Pharmaceuticals......................     9.6
                Retail Stores........................    13.3
                Saving and Loans.....................     1.6
                Semiconductors.......................     6.2
                Software.............................     1.4
                Telecommunications...................     1.4
                Transportation.......................     1.8
                Money Market Fund....................     1.2
                Liabilities in excess of other assets    (0.1)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks--99.6%
          Australia--5.4%
  18,625  Ansell Ltd. ADR............. $   570,147
  52,449  BHP Ltd. ADR................   1,431,858
  19,275  Coles Myer Ltd..............   1,089,809
  19,500  Commonwealth Bank of
          Australia ADR...............   1,692,247
 286,600  Foster's Group Ltd. ADR.....   1,162,220
 177,300  Lend Lease Corp. Ltd.
          ADR.........................   1,751,493
  13,320  National Australia Bank Ltd.
          ADR.........................   1,558,840
  97,047  Newcrest Mining Ltd.
          ADR.........................   1,285,669
   3,319  Rio Tinto Ltd. ADR..........     453,560
  21,560  Westpac Banking Corp.
          ADR.........................   1,637,051
  58,405  Woodside Petroleum Ltd.
          ADR.........................   1,302,180
                                       -----------
                                        13,935,074
                                       -----------
          Austria--0.4%
  42,000  Erste Bank der
          oesterreichischen Sparkassen
          ADR.........................   1,051,781
                                       -----------
          Belgium--1.3%
  12,700  Delhaize Group ADR..........     755,650
  61,600  Fortis ADR..................   1,711,525
   8,300  Solvay SA ADR...............     853,614
                                       -----------
                                         3,320,789
                                       -----------
          Denmark--0.8%
  30,900  Danske Bank A/S ADR.........     929,966
  21,600  Novo Nordisk A/S ADR........   1,100,952
                                       -----------
                                         2,030,918
                                       -----------

Number of
 Shares                          US$ Value
---------                       -----------
          Common Stocks (Continued)
          Finland--1.5%
  39,600  Metso Corp. ADR...... $   859,320
 137,100  Nokia Corp. ADR......   2,281,344
  37,900  UPM-Kymmene Oyj
          ADR..................     726,543
                                -----------
                                  3,867,207
                                -----------
          France--9.4%
  54,300  Alcatel SA ADR.......     592,413
  50,200  Axa ADR..............   1,250,482
  51,400  BNP Paribas SA ADR...   1,764,151
  41,306  Business Objects SA
          ADR*.................   1,086,348
  49,800  France Telecom SA ADR   1,451,172
  71,000  Groupe Danone ADR....   1,242,500
  12,350  L'Air Liquide SA ADR.     421,335
  83,500  L'Oreal SA ADR.......   1,199,936
  38,824  Lafarge SA ADR.......     884,799
  18,200  PSA Peugeot Citroen
          ADR..................   1,079,220
  15,700  Publicis Groupe ADR..     459,225
  63,800  Sanofi-Aventis ADR...   2,615,162
  72,945  Societe Generale ADR.   1,486,276
  21,400  Sodexho Alliance SA
          ADR..................     662,116
  13,100  Technip SA ADR.......     610,460
  32,913  Thomson ADR..........     788,266
  32,212  Total SA ADR.........   3,763,973
  43,200  Veolia Environnement
          ADR..................   1,615,680
  40,860  Vivendi Universal SA
          ADR..................   1,280,144
                                -----------
                                 24,253,658
                                -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
          Germany--6.8%
 104,000  Allianz AG ADR............. $ 1,190,800
  17,500  BASF AG ADR................   1,155,000
  28,700  Bayer AG ADR...............     955,136
  60,600  Bayerische Hypo-und
          Vereinsbank AG ADR*........   1,577,363
  25,500  DaimlerChrysler AG.........   1,033,005
  18,823  Deutsche Bank AG...........   1,466,312
  56,900  Deutsche Lufthansa AG
          ADR........................     699,882
  76,400  Deutsche Telekom AG
          ADR........................   1,407,288
  55,527  E.On AG ADR................   1,644,155
   1,500  Puma AG Rudolf Dassler
          Sport ADR..................     371,731
  19,300  RWE AG ADR.................   1,247,724
  28,180  SAP AG ADR.................   1,220,194
  12,200  Schering AG ADR............     752,618
  25,242  Siemens AG ADR.............   1,833,831
  91,000  Volkswagen AG ADR..........     831,776
                                      -----------
                                       17,386,815
                                      -----------
          Greece--0.6%
 156,272  Alpha Bank A.E. ADR........   1,042,444
  43,800  Hellenic Telecommunications
          Organization S.A. ADR......     422,670
                                      -----------
                                        1,465,114
                                      -----------
          Hong Kong--1.8%
  14,000  Cheung Kong (Holdings) Ltd.
          ADR........................     136,429
 171,000  CLP Holdings Ltd. ADR......     981,130
  61,400  Hang Seng Bank Ltd.
          ADR........................     837,275

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
  12,800  Hutchison Whampoa Ltd.
          ADR......................... $   578,390
  38,400  MTR Corp. Ltd. ADR..........     740,997
 128,000  Sun Hung Kai Properties Ltd.
          ADR.........................   1,263,808
                                       -----------
                                         4,538,029
                                       -----------
          Ireland--0.8%
  18,200  Allied Irish Bank PLC
          ADR.........................     781,690
  10,325  Bank of Ireland ADR.........     675,255
  14,800  CRH PLC ADR.................     384,356
   5,800  Ryanair Holdings PLC
          ADR*........................     260,072
                                       -----------
                                         2,101,373
                                       -----------
          Italy--4.0%
  34,780  Enel SpA ADR................   1,509,800
  14,937  Eni SpA ADR.................   1,914,923
  99,500  Fiat SpA ADR................     716,400
  33,000  Luxottica Group SpA
          ADR.........................     679,470
  31,800  Mediaset SpA ADR............   1,124,935
  61,200  Sanpaolo IMI SpA ADR........   1,675,656
  90,219  Telecom Italia SpA ADR......   2,543,649
                                       -----------
                                        10,164,833
                                       -----------
          Japan--21.7%
  76,000  Aeon Co. Ltd. ADR...........   1,159,790
   5,400  Ajinomoto Co., Inc. ADR.....     601,841
  84,500  All Nippon Airways Co. Ltd.
          ADR.........................     515,492
  11,700  Asahi Glass Co. Ltd. ADR....   1,231,134
  16,800  Asahi Kasei Corp. ADR.......     800,505
  23,000  Canon, Inc. ADR.............   1,210,490

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                  US$ Value
---------                                ----------
          Common Stocks (Continued)
  36,000  Dai Nippon Printing Co. Ltd.
          ADR........................... $1,161,122
  17,100  Daiwa Securities Group, Inc.
          ADR...........................  1,058,623
   8,000  Denso Corp. ADR...............    729,176
  47,000  Eisai Co. Ltd. ADR............  1,582,076
  24,000  Fuji Photo Film Co. Ltd.
          ADR...........................    782,160
  33,400  Fujitsu Ltd. ADR..............    877,123
  19,600  Hitachi Ltd. ADR..............  1,188,152
  43,400  Honda Motor Co. Ltd.
          ADR...........................  1,068,074
  36,000  Ito-Yokado Co. Ltd.
          ADR...........................  1,195,560
  34,600  Japan Airlines System Corp.
          ADR*..........................    466,809
   4,900  Kao Corp. ADR.................  1,156,349
  15,600  Kyocera Corp. ADR.............  1,196,520
  71,000  Matsushita Electric Industrial
          Co. Ltd. ADR..................  1,077,780
  18,600  Millea Holdings, Inc.
          ADR...........................  1,251,966
  48,500  Mitsubishi Corp. ADR..........  1,320,063
  22,300  Mitsubishi Electric Corp.
          ADR...........................  1,183,323
  11,100  Mitsubishi Estate Co. Ltd.
          ADR...........................  1,223,093
 155,000  Mitsubishi Tokyo Financial
          Group, Inc. ADR...............  1,314,400
   6,950  Mitsui & Co. Ltd. ADR.........  1,327,103
  14,000  Mitsui Sumitomo Insurance
          Co. Ltd. ADR..................  1,262,160
 209,000  NEC Corp. ADR.................  1,128,600
  22,300  Nikko Cordial Corp. ADR.......    982,076

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
  78,400  Nintendo Co. Ltd. ADR....... $1,025,903
  38,600  Nippon Telegraph and
          Telephone Corp. ADR.........    828,742
  24,500  Nippon Yusen Kabushiki
          Kaisha ADR..................  1,410,612
  53,500  Nissan Motor Co. Ltd.
          ADR.........................  1,063,580
   2,400  Nitto Denko Corp. ADR.......  1,377,492
  95,000  Nomura Holdings, Inc.
          ADR.........................  1,135,251
  77,100  NTT DoCoMo, Inc.
          ADR.........................  1,141,851
   9,200  Oji Paper Co. Ltd. ADR......    480,715
  81,000  OLYMPUS Corp. ADR...........  1,556,990
  42,300  Pioneer Corp. ADR...........    641,691
  15,200  Ricoh Co. Ltd. ADR..........  1,188,593
  14,000  Secom Co., Ltd. ADR.........  1,205,306
  28,000  Sega Sammy Holdings, Inc.
          ADR.........................    429,565
  39,000  Seven-Eleven Japan Co.
          ADR.........................  1,084,017
  47,000  Sharp Corp. ADR.............    735,475
  27,300  Sony Corp. ADR..............    940,212
   5,800  Sumitomo Electric Industries
          Ltd. ADR....................    594,603
 201,000  Sumitomo Mitsui Financial
          Group, Inc. ADR.............  1,360,428
  41,500  Taiheiyo Cement Corp.
          ADR.........................  1,108,565
   6,400  TDK Corp. ADR...............    444,480
  16,600  Teijin Ltd. ADR.............    771,500
  12,100  The Bank of Yokohama Ltd.
          ADR.........................    699,946

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
   5,600  The Shizuoka Bank Ltd.
          ADR........................ $   481,617
 166,000  The Sumitomo Trust and
          Banking Co. Ltd. ADR.......   1,011,189
  42,650  Toyota Motor Corp. ADR.....   3,049,049
                                      -----------
                                       55,818,932
                                      -----------
          Netherlands--4.9%
  52,600  ABN AMRO Holding NV
          ADR........................   1,290,278
  66,400  Aegon NV ADR...............     854,568
  28,800  DSM N.V. ADR...............     493,367
  25,525  Heineken NV ADR............     789,236
  49,800  ING Groep NV ADR...........   1,396,890
  62,500  Koninklijke (Royal) KPN
          NV ADR.....................     522,500
  36,100  Koninklijke (Royal) Philips
          Electronics NV ADR.........     909,359
  58,977  Royal Dutch Petroleum Co.
          ADR........................   3,827,608
  30,700  TNT NV-ADR.................     778,245
  17,300  Unilever NV ADR............   1,121,559
  24,800  Wolters Kluwer NV ADR......     474,982
                                      -----------
                                       12,458,592
                                      -----------
          New Zealand--0.2%
  16,550  Telecom Corp. of
          New Zealand Ltd. ADR.......     555,915
                                      -----------
          Norway--0.7%
   5,220  Dnb Nor Bank ASA ADR.......     544,931
  10,500  Norsk Hydro ASA ADR........     952,560
  10,800  Orkla ASA ADR..............     398,116
                                      -----------
                                        1,895,607
                                      -----------

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
          Portugal--0.3%
  20,230  Electricidade de Portugal SA
          ADR......................... $   507,368
  20,400  Portugal Telecom., SGPS, SA
          ADR.........................     195,024
                                       -----------
                                           702,392
                                       -----------
          Singapore--0.9%
 236,000  Capitaland Ltd. ADR.........     665,780
  22,000  Keppel Corp. Ltd. ADR.......     325,965
  53,750  Neptune Orient Lines Ltd.
          ADR.........................     481,659
  23,300  Singapore Telecommunications
          Ltd. ADR....................     382,511
  12,600  STATS ChipPAC Ltd.
          ADR*........................      89,712
  24,500  United Overseas Bank Ltd.
          ADR.........................     412,374
                                       -----------
                                         2,358,001
                                       -----------
          Spain--3.9%
  99,300  Banco Bilbao Vizcaya
          Argentaria SA ADR...........   1,525,248
 199,700  Banco Santander Central
          Hispano SA ADR..............   2,312,526
 229,500  Corporacion Mapfre S.A.
          ADR.........................     687,398
  69,300  Endesa SA ADR...............   1,588,356
  40,200  NH Hoteles SA ADR...........   1,104,768
  31,700  Repsol YPF SA ADR...........     796,621
  43,075  Telefonica SA ADR...........   2,106,368
                                       -----------
                                        10,121,285
                                       -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
          Sweden--2.4%
 42,400   AB SKF ADR.................. $   434,375
 55,200   Atlas Copco AB ADR..........     876,532
 17,350   Electrolux AB ADR...........     739,863
 27,200   Sandvik AB ADR..............   1,011,864
 14,400   Svenska Cellulosa AB (SCA)
          ADR.........................     461,009
 45,180   Telefonaktiebolaget LM
          Ericsson ADR................   1,443,501
 29,300   Volvo AB ADR................   1,188,320
                                       -----------
                                         6,155,464
                                       -----------
          Switzerland--6.7%
 71,760   Adecco SA ADR...............     815,194
 33,680   Credit Suisse Group ADR.....   1,318,235
  3,720   Logitech International SA
          ADR*........................     237,262
 47,808   Nestle SA ADR...............   3,060,070
 67,030   Novartis AG ADR.............   3,179,903
 42,020   Roche Holding (UK) Ltd.
          ADR.........................   2,660,076
 30,400   Serono SA ADR...............     486,096
 17,114   Swiss Reinsurance Co.
          ADR.........................   1,052,675
 44,900   Syngenta AG ADR.............     915,511
 32,060   UBS AG......................   2,495,871
 61,300   Zurich Financial Services AG
          ADR.........................   1,056,518
                                       -----------
                                        17,277,411
                                       -----------
          United Kingdom--25.1%
 57,800   Amvescap PLC ADR............     694,178
 55,600   Anglo American PLC
          ADR.........................   1,306,600

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
  47,669  AstraZeneca PLC ADR....... $1,966,823
  95,900  BAA PLC ADR...............  1,065,746
  47,450  BAE SYSTEMS PLC
          ADR.......................    976,388
  51,775  Barclays PLC ADR..........  2,067,894
  22,440  BG Group PLC ADR..........    933,504
  45,100  BHP Billiton PLC ADR......  1,163,580
 100,696  BP PLC ADR................  6,281,417
  31,700  British American Tobacco
          PLC ADR...................  1,230,594
  27,050  British Sky Broadcasting
          Group PLC ADR.............  1,015,457
  26,530  BT Group PLC ADR..........  1,103,648
  31,704  Cadbury Schweppes PLC
          ADR.......................  1,215,214
  28,268  Centrica PLC ADR..........  1,174,244
 132,100  Compass Group PLC
          ADR.......................    555,256
  17,020  Diageo PLC ADR............  1,009,286
  30,230  Friends Provident PLC
          ADR.......................    986,172
  82,801  GlaxoSmithKline PLC
          ADR.......................  4,016,677
  74,500  GUS PLC ADR...............  1,175,789
  42,500  HBOS PLC ADR..............  1,966,547
  67,120  HSBC Holdings PLC
          ADR.......................  5,346,109
  21,250  Imperial Tobacco Group PLC
          ADR.......................  1,156,213
   8,730  International Power PLC
          ADR.......................    326,851
  92,526  Kingfisher PLC ADR........    815,968
 131,020  Legal & General Group PLC
          ADR.......................  1,350,358

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
  42,850  Lloyds TSB Group PLC
          ADR....................... $1,459,043
  19,500  Marconi Corp. PLC
          ADR*......................    212,160
  15,700  Marks & Spencer Group
          ADR.......................    608,695
  64,400  Mitchells & Butlers PLC
          ADR.......................    385,756
  24,920  National Grid Transco PLC
          ADR.......................  1,215,348
  79,650  Prudential Corp. PLC
          ADR.......................  1,430,514
  37,700  Rank Group PLC ADR........    368,706
  29,250  Reed Elsevier PLC ADR.....  1,132,560
  39,820  Rentokil Initial PLC ADR..    570,107
  10,325  Rio Tinto PLC ADR.........  1,258,824
  16,340  Rolls-Royce Group PLC
          ADR.......................    420,655
 209,480  Royal & Sun Alliance
          Insurance Group PLC
          ADR.......................  1,602,522
  53,800  Scottish & Southern Energy
          PLC ADR...................    976,868
  20,750  Scottish Power PLC ADR....    738,700
  44,650  Shell Transport & Trading
          Co. ADR...................  2,592,379
   9,840  Smith & Nephew PLC
          ADR.......................    486,194
  75,768  Tesco PLC ADR.............  1,298,679
  32,300  Unilever PLC ADR..........  1,254,855

Number of
 Shares                             US$ Value
---------                          ------------
          Common Stocks (Continued)
 187,710  Vodafone Group PLC
          ADR..................... $  4,565,108
  24,600  Wolseley PLC ADR........    1,043,040
                                   ------------
                                     64,521,226
                                   ------------
          Total Investments
          (Cost $211,621,679)(a)--
          99.6%...................  255,980,416
          Other assets less
          liabilities--0.4%.......    1,106,256
                                   ------------
          Net Assets--100.0%...... $257,086,672
                                   ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005 net unrealized appreciation was $44,358,737 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $48,190,264 and aggregate gross unrealized depreciation of $3,831,527.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification (Unaudited)

         June 30, 2005

                                                             % of
                                                            Total
                                              US$ Value   Net Assets
                                             ------------ ----------
           Advertising...................... $    459,225     0.2%
           Aerospace/Defense................    1,397,043     0.5
           Agriculture......................    2,386,807     0.9
           Airlines.........................    1,942,255     0.8
           Apparel..........................      371,731     0.1
           Auto Manufacturers...............   10,029,424     3.9
           Auto Parts & Equipment...........      729,176     0.3
           Banks............................   45,494,468    17.7
           Beverages........................    2,960,742     1.2
           Building Materials...............    3,608,854     1.4
           Chemicals........................    6,971,960     2.7
           Commercial Services..............    2,915,129     1.1
           Computers........................    1,558,866     0.6
           Cosmetics/Personal Care..........    2,356,285     0.9
           Distribution/Wholesale...........    3,690,206     1.4
           Diversified Financial Services...    3,870,128     1.5
           Electric.........................   10,736,300     4.2
           Electrical Components & Equipment    3,701,553     1.5
           Electronics......................    4,439,785     1.7
           Engineering & Construction.......    1,065,746     0.4
           Food.............................   10,948,484     4.3
           Food Service.....................    1,217,372     0.5
           Forest Products & Paper..........    1,668,267     0.7
           Gas..............................    1,174,244     0.5
           Hand/Machine Tools...............    1,011,865     0.4
           Healthcare--Products.............    1,165,664     0.5
           Holding Companies--Diversified...      904,355     0.4
           Home Furnishings.................    4,187,812     1.6
           Insurance........................   15,373,023     6.0
           Leisure Time.....................      429,565     0.2
           Lodging..........................    1,104,768     0.4
           Machinery--Construction & Mining.      876,532     0.3
           Machinery--Diversified...........      859,320     0.3
           Media............................    5,028,077     2.0
           Metal Fabricate/Hardware.........      434,375     0.2
           Mining...........................    6,900,091     2.7
           Miscellaneous Manufacturing......    4,743,128     1.8
           Office/Business Equipment........    2,399,083     0.9
           Oil & Gas........................   22,365,165     8.7
           Oil & Gas Services...............      610,460     0.2
           Pharmaceuticals..................   18,360,383     7.1
           Real Estate......................    5,040,603     2.0
           Retail...........................    7,515,384     2.9
           Semiconductors...................       89,712     0.0
           Software.........................    2,306,542     0.9
           Telecommunications...............   21,755,863     8.5
           Textiles.........................      771,500     0.3
           Toys/Games/Hobbies...............    1,025,903     0.4
           Transportation...................    3,411,513     1.3
           Water............................    1,615,680     0.6
                                             ------------   -----
           Total Value of Investments.......  255,980,416    99.6
           Other assets less liabilities....    1,106,256     0.4
                                             ------------   -----
           Net Assets....................... $257,086,672   100.0%
                                             ------------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

         Assets:
           Non-affiliated investments at market value,
            (Cost $211,621,679)......................... $255,980,416
           Receivables:
            Dividends...................................      898,881
            Investments sold............................      745,705
            Capital stock sold..........................      309,615
            Reclaims....................................      180,767
            Interest....................................        3,295
           Other assets.................................       16,413
                                                         ------------
            Total Assets................................  258,135,092
                                                         ------------
         Liabilities:
           Due to custodian.............................      170,597
           Payables:
            Investments purchased.......................      491,357
            Services provided by The Bank of
             New York...................................      167,498
            Capital stock repurchased...................      112,128
           Accrued expenses and other liabilities.......      106,840
                                                         ------------
            Total Liabilities...........................    1,048,420
                                                         ------------
         Net Assets:.................................... $257,086,672
                                                         ------------
         Sources Of Net Assets:
           Capital stock @ par.......................... $     23,155
           Paid in capital..............................  304,942,899
           Undistributed net investment income..........    3,151,085
           Accumulated net realized loss on investments
            and foreign currency transactions...........  (95,400,042)
           Net unrealized appreciation on investments
            and foreign currency denominated assets
            and liabilities.............................   44,369,575
                                                         ------------
         Net Assets..................................... $257,086,672
                                                         ------------
         Class A Shares:
           Net assets................................... $  3,940,283
                                                         ------------
           Shares outstanding...........................      359,530
                                                         ------------
           Net asset value, offering price and
            repurchase price per share.................. $      10.96
           Maximum sales charge--5.25% of public
            offering price..............................         0.61
                                                         ------------
           Maximum offering price....................... $      11.57
                                                         ------------
         Institutional Shares:
           Net assets................................... $253,146,389
                                                         ------------
           Shares outstanding...........................   22,795,880
                                                         ------------
           Net asset value, offering price and
            repurchase price per share.................. $      11.10
                                                         ------------
         Class A Shares authorized @ $.001 par value....  200,000,000
         Institutional Shares authorized @ $.001 par
          value.........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


        Investment Income:
          Dividends (net of foreign withholding taxes
           of $431,268)................................... $  4,312,373
          Interest from affiliated fund...................       17,475
                                                           ------------
           Total Income...................................    4,329,848
                                                           ------------
        Expenses:
          Advisory........................................      889,988
          Administration..................................      148,331
          Transfer agent..................................       62,625
          Registration and filings........................       17,933
          Custodian.......................................       10,220
          Directors.......................................        8,774
          Audit...........................................        7,371
          12b-1 fee--Class A Shares.......................        5,144
          Reports to shareholders.........................        3,924
          Legal...........................................        2,809
          Insurance.......................................        1,593
          Cash management.................................        1,286
          Other...........................................       19,123
                                                           ------------
           Total Expenses.................................    1,179,121
          Earnings credit adjustment (Note 3).............         (358)
                                                           ------------
           Net Expenses...................................    1,178,763
                                                           ------------
           Net Investment Income..........................    3,151,085
                                                           ------------
        Realized and Unrealized Gain (Loss)
         on Investments and Foreign
         Currency Transactions:
          Net realized gain on:
          Investments.....................................    2,952,628
          Foreign currency transactions...................          991
                                                           ------------
          Net realized gain on investments and foreign
           currency transactions..........................    2,953,619
                                                           ------------
          Decrease in unrealized appreciation/
           depreciation on:
          Investments.....................................  (10,974,219)
          Foreign currency denominated assets and
           liabilities....................................       (7,215)
                                                           ------------
          Net unrealized loss on investments and foreign
           currency denominated assets and
           liabilities....................................  (10,981,434)
                                                           ------------
          Net realized and unrealized loss on investments
           and foreign currency transactions..............   (8,027,815)
                                                           ------------
          Net decrease in net assets resulting from
           operations..................................... $ (4,876,730)
                                                           ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statements of Changes in Net Assets

                                                                                              Six Months Ended  Year Ended
                                                                                               June 30, 2005   December 31,
                                                                                                (Unaudited)        2004
                                                                                              ---------------- ------------
Operations:
  Net investment income......................................................................   $  3,151,085   $  2,367,107
  Net realized gain on investments and foreign currency transactions.........................      2,953,619      4,546,793
  Increase (decrease) in unrealized appreciation/depreciation on investments and
   foreign currency denominated assets and liabilities.......................................    (10,981,434)    21,479,101
                                                                                                ------------   ------------
   Net increase (decrease) in net assets resulting from operations...........................     (4,876,730)    28,393,001
                                                                                                ------------   ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares.......................................             --        (41,212)
                          Institutional Shares...............................................             --     (2,494,627)
                                                                                                ------------   ------------
                                                                                                          --     (2,535,839)
                                                                                                ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................        963,815      1,158,551
                     Institutional Shares....................................................     65,149,310     84,766,933
  Proceeds from shares issued on reinvestment of dividends: Class A Shares...................             --         41,107
                                     Institutional Shares....................................             --        703,613
  Value of capital stock repurchased: Class A Shares.........................................     (1,324,826)    (3,544,790)
                       Institutional Shares..................................................    (26,612,641)   (36,363,315)
                                                                                                ------------   ------------
  Net increase in net assets resulting from capital stock transactions.......................     38,175,658     46,762,099
                                                                                                ------------   ------------
   Increase in Net Assets....................................................................     33,298,928     72,619,261
Net Assets:
  Beginning of year..........................................................................    223,787,744    151,168,483
                                                                                                ------------   ------------
  End of period (includes undistributed net investment income of $3,151,085 at
   June 30, 2005)............................................................................   $257,086,672   $223,787,744
                                                                                                ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................         86,935        116,914
         Institutional Shares................................................................      5,799,163      8,189,332
  Shares issued on reinvestment of dividends: Class A Shares.................................             --          3,783
                           Institutional Shares..............................................             --         63,927
  Shares repurchased: Class A Shares.........................................................       (119,348)      (369,479)
              Institutional Shares...........................................................     (2,384,742)    (3,526,648)
                                                                                                ------------   ------------
   Net increase..............................................................................      3,382,008      4,477,829
  Shares outstanding, beginning of year......................................................     19,773,402     15,295,573
                                                                                                ------------   ------------
  Shares outstanding, end of period..........................................................     23,155,410     19,773,402
                                                                                                ------------   ------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                                Class A Shares
                                        ------------------------------------------------------------
                                        Six Months Ended            Year Ended December 31,
                                         June 30, 2005   -------------------------------------------
                                          (Unaudited)     2004    2003     2002      2001      2000
                                        ---------------- ------  ------  -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year...      $11.19      $ 9.77  $ 7.29  $  9.27   $ 12.38   $ 17.59
                                             ------      ------  ------  -------   -------   -------
Gain (loss) from investment operations
Net investment income (loss)...........        0.13        0.13    0.08     0.03     (0.01)    (0.03)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions.........................       (0.36)       1.39    2.46    (2.01)    (3.10)    (4.21)
                                             ------      ------  ------  -------   -------   -------
 Total from investment operations......       (0.23)       1.52    2.54    (1.98)    (3.11)    (4.24)
                                             ------      ------  ------  -------   -------   -------
Dividends and distributions
Dividends from net investment
  income...............................          --       (0.10)  (0.06)      --        --     (0.01)
Distributions from capital gains.......          --          --      --       --        --     (0.96)
                                             ------      ------  ------  -------   -------   -------
 Total dividends and distributions.....          --       (0.10)  (0.06)      --        --     (0.97)
                                             ------      ------  ------  -------   -------   -------
Net asset value at end of period.......      $10.96      $11.19  $ 9.77  $  7.29   $  9.27   $ 12.38
                                             ------      ------  ------  -------   -------   -------
TOTAL RETURN:
Total investment return based
  on net asset value/(a)/..............       (2.06)%     15.61%  34.85%  (21.36)%  (25.12)%  (24.19)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................      $3,940      $4,384  $6,260  $ 5,081   $ 5,350   $ 7,583
Ratio to average net assets of:
 Expenses..............................        1.24%*      1.35%   1.56%    1.69%     1.52%     1.43%
 Net investment income (loss)..........        2.32%*      1.25%   1.01%    0.37%    (0.09)%   (0.20)%
Portfolio turnover rate................           6%         31%    101%     307%      169%       86%

* Annualized
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                           Institutional Shares
                                 -------------------------------------------------------------------
                                 Six Months Ended                 Year Ended December 31,
                                  June 30, 2005   --------------------------------------------------
                                   (Unaudited)      2004      2003       2002       2001        2000
                                 ---------------- --------  --------  --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................     $  11.32     $   9.89  $   7.38  $   9.35   $  12.50   $  17.70
                                     --------     --------  --------  --------   --------   --------
Gain (loss) from investment
  operations
Net investment income...........         0.16         0.14      0.10      0.06       0.02         --/(1)/
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions.        (0.38)        1.42      2.49     (2.03)     (3.17)     (4.23)
                                     --------     --------  --------  --------   --------   --------
 Total from investment
   operations...................        (0.22)        1.56      2.59     (1.97)     (3.15)     (4.23)
                                     --------     --------  --------  --------   --------   --------
Dividends and distributions
Dividends from net investment
  income........................           --        (0.13)    (0.08)       --         --      (0.01)
Distributions from capital gains           --           --        --        --         --      (0.96)
                                     --------     --------  --------  --------   --------   --------
 Total dividends and
   distributions................           --        (0.13)    (0.08)       --         --      (0.97)
                                     --------     --------  --------  --------   --------   --------
Net asset value at end of period     $  11.10     $  11.32  $   9.89  $   7.38   $   9.35   $  12.50
                                     --------     --------  --------  --------   --------   --------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/..........        (1.94)%      15.85%    35.13%   (21.07)%   (25.20)%   (23.99)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............     $253,147     $219,404  $144,908  $115,773   $172,417   $268,147
Ratio to average net assets of:
 Expenses.......................         0.99%*       1.08%     1.31%     1.44%      1.27%      1.22%
 Net investment income..........         2.66%*       1.37%     1.24%     0.66%      0.19%        --/(2)/
Portfolio turnover rate.........            6%          31%      101%      307%       169%        86%

(1)Less than $0.01 per share.
(2)Less than 0.01%.
* Annualized
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--96.5%
          Aerospace/Defense--0.7%
  56,600  United Technologies
          Corp....................... $ 2,906,410
                                      -----------
          Banks--5.3%
 170,000  Bank of America Corp.......   7,753,700
  35,000  Fifth Third Bancorp........   1,442,350
 150,000  North Fork Bancorp, Inc....   4,213,500
  50,000  Wachovia Corp..............   2,480,000
  80,000  Wells Fargo & Co...........   4,926,400
                                      -----------
                                       20,815,950
                                      -----------
          Beverages--2.7%
 137,900  PepsiCo, Inc...............   7,436,947
  75,000  The Coca-Cola Co...........   3,131,250
                                      -----------
                                       10,568,197
                                      -----------
          Biotechnology--2.1%
  68,400  Amgen, Inc.*...............   4,135,464
 100,000  Celgene Corp.*.............   4,077,000
                                      -----------
                                        8,212,464
                                      -----------
          Chemicals--4.0%
  90,000  Air Products and Chemicals,
          Inc........................   5,427,000
 150,000  duPont (E.I.) de Nemours
          & Co.......................   6,451,500
 100,000  International Flavors
          & Fragrances, Inc..........   3,622,000
                                      -----------
                                       15,500,500
                                      -----------
          Commercial Services--2.7%
 175,000  ARAMARK Corp.,
          Class B....................   4,620,000
 255,000  Accenture Ltd.* (Bermuda)..   5,780,850
                                      -----------
                                       10,400,850
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Computers--4.2%
  45,000  Cognizant Technology
          Solutions Corp.*.......... $ 2,120,850
 120,000  Dell, Inc.*...............   4,741,200
 400,000  EMC Corp.*................   5,484,000
  53,500  International Business
          Machines Corp. (IBM)......   3,969,700
                                     -----------
                                      16,315,750
                                     -----------
          Cosmetics/Personal Care--1.7%
  25,000  The Gillette Co...........   1,265,750
 100,000  The Procter & Gamble Co...   5,275,000
                                     -----------
                                       6,540,750
                                     -----------
          Diversified Financial Services--6.8%
 190,000  Citigroup, Inc............   8,783,700
  75,000  Fannie Mae................   4,380,000
 120,000  MBNA Corp.................   3,139,200
 100,000  Merrill Lynch & Co., Inc..   5,501,000
  90,000  Morgan Stanley............   4,722,300
                                     -----------
                                      26,526,200
                                     -----------
          Electric--1.6%
  30,000  Dominion Resources, Inc...   2,201,700
  80,000  Exelon Corp...............   4,106,400
                                     -----------
                                       6,308,100
                                     -----------
          Electrical Components & Equipment--1.0%
  64,000  Emerson Electric Co.......   4,008,320
                                     -----------
          Food--4.6%
 200,000  Campbell Soup Co..........   6,154,000
 175,000  Safeway, Inc..............   3,953,250
 150,000  SYSCO Corp................   5,428,500
 200,000  Wild Oats Markets, Inc.*..   2,290,000
                                     -----------
                                      17,825,750
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Gas--0.6%
 100,000  Southern Union Co.*....... $ 2,455,000
                                     -----------
          Healthcare-Products--4.2%
  40,000  Cooper Cos., Inc..........   2,434,400
  30,000  Guidant Corp..............   2,019,000
  85,000  Johnson & Johnson.........   5,525,000
  30,000  Kinetic Concepts, Inc.*...   1,800,000
  60,000  Zimmer Holdings, Inc.*....   4,570,200
                                     -----------
                                      16,348,600
                                     -----------
          Healthcare-Services--0.9%
  50,000  Wellpoint, Inc.*..........   3,482,000
                                     -----------
          Insurance--3.3%
  65,000  American International
          Group, Inc................   3,776,500
  66,150  Prudential Financial, Inc.   4,343,409
 120,000  The St. Paul Cos., Inc....   4,743,600
                                     -----------
                                      12,863,509
                                     -----------
          Internet--0.6%
 100,000  Iac/InterActiveCorp.......   2,405,000
                                     -----------
          Machinery--Construction & Mining--1.2%
  50,000  Caterpillar, Inc..........   4,765,500
                                     -----------
          Media--3.2%
 100,000  Comcast Corp., Class A....   2,995,000
  70,000  The E.W. Scripps Co.,
          Class A...................   3,416,000
  70,000  Univision Communications,
          Inc.*.....................   1,928,500
 131,380  Viacom Inc., Class B......   4,206,788
                                     -----------
                                      12,546,288
                                     -----------

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Miscellaneous Manufacturing--7.3%
  60,000  3M Co.................... $ 4,338,000
  65,000  Eaton Corp...............   3,893,500
 350,000  General Electric Co......  12,127,500
 120,000  Honeywell International,
          Inc......................   4,395,600
 125,000  Tyco International Ltd.
          (Bermuda)................   3,650,000
                                    -----------
                                     28,404,600
                                    -----------
          Oil & Gas--6.0%
  60,000  BP PLC ADR (United
          Kingdom).................   3,742,800
  70,000  ChevronTexaco Corp.......   3,914,400
 150,000  Exxon Mobil Corp.........   8,620,500
  40,000  Royal Dutch Petroleum Co.
          ADR (Netherlands)........   2,596,000
  40,500  Total SA ADR (France)....   4,732,425
                                    -----------
                                     23,606,125
                                    -----------
          Oil & Gas Services--1.7%
  30,000  Halliburton Co...........   1,434,600
  70,000  Schlumberger Ltd.........   5,315,800
                                    -----------
                                      6,750,400
                                    -----------
          Pharmaceuticals--7.6%
  80,000  Abbott Laboratories......   3,920,800
 117,000  Caremark Rx, Inc.*.......   5,208,840
  75,000  Gilead Sciences, Inc.*...   3,299,250
 250,000  Pfizer, Inc..............   6,894,999
 125,000  Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel).................   3,892,500
 150,000  Wyeth....................   6,675,000
                                    -----------
                                     29,891,389
                                    -----------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
          Pipelines--0.8%
 155,000  The Williams Cos., Inc.. $ 2,945,000
                                   -----------
          Real Estate Investment Trusts--1.6%
  70,000  Duke Realty Corp........   2,216,200
 225,000  Host Marriot Corp.......   3,937,500
                                   -----------
                                     6,153,700
                                   -----------
          Retail--5.7%
 100,000  Kohl's Corp.*...........   5,591,000
 200,000  PETsMART, Inc...........   6,070,000
 100,000  Wal-Mart Stores, Inc....   4,820,000
 125,000  Wendy's International,
          Inc.....................   5,956,250
                                   -----------
                                    22,437,250
                                   -----------
          Semiconductors--0.3%
  50,000  Intel Corp..............   1,303,000
                                   -----------
          Software--3.8%
  65,000  Adobe Systems, Inc......   1,860,300
 350,000  Microsoft Corp..........   8,694,000
 325,000  Oracle Corp.*...........   4,290,000
                                   -----------
                                    14,844,300
                                   -----------
          Telecommunications--7.0%
 200,000  Cisco Systems, Inc.*....   3,822,000
 258,397  Corning, Inc.*..........   4,294,558
 200,000  Nokia Corp. ADR
          (Finland)...............   3,328,000
  75,000  QUALCOMM, Inc...........   2,475,750
 200,000  Scientific-Atlanta, Inc.   6,654,000
 275,000  Sprint Corp. (FON
          Group)..................   6,899,750
                                   -----------
                                    27,474,058
                                   -----------

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Toys/Games/Hobbies--0.8%
  175,000 Mattel, Inc................. $  3,202,500
                                       ------------
          Transportation--2.5%
  125,000 CSX Corp....................    5,332,500
   62,000 United Parcel Service, Inc.,
          Class B.....................    4,287,920
                                       ------------
                                          9,620,420
                                       ------------
          Total Common Stocks
          (Cost $331,362,354).........  377,427,880
                                       ------------
          Convertible Preferred
          Stocks--2.2%
          Electric--0.8%
   50,000 FPL Group, Inc. DECS........    3,230,500
                                       ------------
          Insurance--1.4%
   80,000 The Hartford Financial
          Services Group, Inc. PEPS...    5,536,000
                                       ------------
          Total Convertible
          Preferred Stocks
          (Cost $6,860,460)...........    8,766,500
                                       ------------
          Money Market Fund--0.9%
3,382,086 BNY Hamilton Money Fund
          (Hamilton Shares) 3.01%,(a)
          (Cost $3,382,086)...........    3,382,086
                                       ------------
          Total Investments
          Before Outstanding
          Written Options
          (Cost $341,604,900)(b)--
          99.6%.......................  389,576,466
                                       ------------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         June 30, 2005 (Unaudited)

                                  Strike
Contracts                         Price      Value
---------                         ------ ------------
          Outstanding Written
          Options--0.0%
   150    Schlumberger Ltd.,
          expiration August, 2005
          (Premiums received
          $16,050)...............     80 $    (21,000)
                                         ------------
          Total Investments,
          Net of Outstanding
          Written Options
          (Cost $341,588,850)--
          99.6%..................         389,555,466
          Other assets less
          liabilities--0.4%......           1,629,178
                                         ------------
          Net Assets--100.0%.....        $391,184,644
                                         ------------

ADR  American Depositary Receipt.
DECS Dividend Enhanced Convertible Stock.
PEPS Premium Exchangeable Participating Securities.
*   Non-income producing security.
(a) Represents annualized 7 day yield at June 30, 2005.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005 net unrealized appreciation was $47,971,566 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $59,253,504 and aggregate gross unrealized depreciation of $11,281,938.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $338,222,814)......................... $386,194,380
            Affiliated investments at market value,
             (Cost $3,382,086)...........................    3,382,086
            Receivables:
             Investments sold............................    6,812,894
             Dividends...................................      392,557
             Capital stock sold..........................      215,945
             Interest....................................       12,481
            Other assets.................................       14,944
                                                          ------------
             Total Assets................................  397,025,287
                                                          ------------
          Liabilities:
            Outstanding written options,
             (premiums received $16,050).................       21,000
            Payables:
             Investments purchased.......................    3,238,763
             Capital stock repurchased...................    2,221,432
             Services provided by The Bank of
              New York...................................      206,900
            Accrued expenses and other liabilities.......      152,548
                                                          ------------
             Total Liabilities...........................    5,840,643
                                                          ------------
          Net Assets:.................................... $391,184,644
                                                          ------------
          Sources Of Net Assets:
            Capital stock @ par.......................... $     29,316
            Paid in capital..............................  328,369,702
            Undistributed net investment income..........       11,800
            Accumulated net realized gain on investments
             and written options.........................   14,807,210
            Net unrealized appreciation on investments
             and written options.........................   47,966,616
                                                          ------------
          Net Assets..................................... $391,184,644
                                                          ------------
          Class A Shares:
            Net assets................................... $ 29,038,530
                                                          ------------
            Shares outstanding...........................    2,181,387
                                                          ------------
            Net asset value, offering price and
             repurchase price per share.................. $      13.31
            Maximum sales charge--5.25% of public
             offering price..............................         0.74
                                                          ------------
            Maximum offering price....................... $      14.05
                                                          ------------
          Institutional Shares:
            Net assets................................... $362,146,114
                                                          ------------
            Shares outstanding...........................   27,135,205
                                                          ------------
            Net asset value, offering price and
             repurchase price per share.................. $      13.35
                                                          ------------
          Class A Shares authorized @ $.001 par value....  200,000,000
          Institutional Shares authorized @ $.001 par
           value.........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $30,906)................................ $  3,384,058
            Interest form affiliated fund...............      147,033
            Interest....................................       61,251
                                                         ------------
             Total Income...............................    3,592,342
                                                         ------------
          Expenses:
            Advisory....................................    1,137,310
            Administration..............................      226,744
            Transfer agent..............................       71,996
            12b-1 fee--Class A Shares...................       39,160
                   Class C Shares.......................          118
            Custodian...................................       17,968
            Registration and filings....................       17,251
            Audit.......................................        9,514
            Directors...................................        8,858
            Legal.......................................        6,945
            Reports to shareholders.....................        6,520
            Insurance...................................        3,084
            Cash management.............................        2,027
            Other.......................................        7,710
                                                         ------------
             Total Expenses.............................    1,555,205
            Earnings credit adjustment (Note 3).........         (100)
                                                         ------------
             Net Expenses...............................    1,555,105
                                                         ------------
             Net Investment Income......................    2,037,237
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Written Options:
            Net realized gain:
             Investments................................   12,351,585
             Written Options............................      182,474
                                                         ------------
            Net realized gain on investments and
             written options............................   12,534,059
                                                         ------------
            Decrease in unrealized appreciation/
             depreciation on:
             Investments................................  (10,110,406)
             Written Options............................       (4,950)
                                                         ------------
            Decrease in unrealized appreciation/
             depreciation on investments................  (10,115,356)
                                                         ------------
            Net realized and unrealized gain on
             investments and written options............    2,418,703
                                                         ------------
            Net increase in net assets resulting from
             operations................................. $  4,455,940
                                                         ------------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Statements of Changes in Net Assets

                                                                   Six Months Ended           Year Ended
                                                                     June 30, 2005           December 31,
                                                                      (Unaudited)                2004
                                                                    ----------------         ------------
Operations:
 Net investment income.............................................   $  2,037,237           $  8,189,233
 Net realized gain on investments and
   written options.................................................     12,534,059             15,169,738
 Increase (decrease) in unrealized
   appreciation/depreciation on
   investments and written options.................................    (10,115,356)             9,222,488
                                                                      ------------           ------------
   Net increase in net assets resulting
    from operations................................................      4,455,940             32,581,459
                                                                      ------------           ------------
Dividends to Shareholders:
 Dividends from net investment income:
   Class A Shares..................................................       (129,001)              (579,967)
                         Class C Shares............................            (13)                  (165)
                         Institutional
Shares.............................................................     (1,922,551)            (6,669,856)
                                                                      ------------           ------------
                                                                        (2,051,565)            (7,249,988)
                                                                      ------------           ------------
Capital Stock Transactions:
 Proceeds from capital stock sold:
   Class A Shares..................................................      3,806,680              4,259,106
                     Class C Shares................................         26,948                 25,010
                     Institutional
Shares.............................................................     57,862,012             37,767,252
 Proceeds from shares issued on
   reinvestment of dividends: Class A
   Shares..........................................................        119,257                532,368

Class C Shares.....................................................             15                    160

Institutional Shares...............................................        632,536              2,250,964
 Value of capital stock repurchased:
   Class A Shares..................................................     (8,758,673)            (6,845,639)
                      Class C Shares...............................        (53,896)
                      Institutional
Shares.............................................................    (41,947,103)           (67,413,434)
                                                                      ------------           ------------
 Net increase (decrease) in net assets
   resulting from capital stock
   transactions....................................................     11,687,776            (29,424,213)
                                                                      ------------           ------------
   Increase (decrease) in Net Assets...............................     14,092,151             (4,092,742)
Net Assets:
 Beginning of year.................................................    377,092,493            381,185,235
                                                                      ------------           ------------
 End of period (includes undistributed
   net investment income of $11,800
   at June 30, 2005 and $26,128 at
   December 31, 2004)..............................................   $391,184,644           $377,092,493
                                                                      ------------           ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares.......................................        291,938                343,698
        Class C Shares.............................................          2,011                  1,997
        Institutional Shares.......................................      4,380,012              2,996,467
 Shares issued on reinvestment of
   dividends: Class A Shares.......................................          9,008                 42,647
                           Class C
                           Shares..................................              1                     13

                           Institutional
                           Shares..................................         47,579                179,895
 Shares repurchased: Class A Shares................................       (669,800)              (552,096)
             Class C Shares........................................         (4,022)
             Institutional Shares..................................     (3,187,640)            (5,388,138)
                                                                      ------------           ------------
   Net increase (decrease).........................................        869,087             (2,375,517)
 Shares outstanding, beginning of year.............................     28,447,505             30,823,022
                                                                      ------------           ------------
 Shares outstanding, end of period.................................     29,316,592             28,447,505
                                                                      ------------           ------------

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

         Financial Highlights

                                                                   Class A Shares
                                           --------------------------------------------------------------
                                           Six Months Ended            Year Ended December 31,
                                            June 30, 2005   ---------------------------------------------
                                             (Unaudited)      2004     2003     2002      2001      2000
                                           ---------------- -------  -------  -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year......     $ 13.22      $ 12.33  $ 10.31  $ 12.90   $ 15.73   $ 16.47
                                               -------      -------  -------  -------   -------   -------
Gain (loss) from investment operations
Net investment income.....................        0.06         0.25     0.23     0.25      0.26      0.26
Net realized and unrealized gain (loss) on
  investments.............................        0.08         0.86     1.99    (2.58)    (2.60)     0.74
                                               -------      -------  -------  -------   -------   -------
 Total from investment operations.........        0.14         1.11     2.22    (2.33)    (2.34)     1.00
                                               -------      -------  -------  -------   -------   -------
Dividends and distributions
Dividends from net investment income......       (0.05)       (0.22)   (0.20)   (0.23)    (0.25)    (0.25)
Distributions from capital gains..........          --           --       --    (0.03)    (0.24)    (1.49)
                                               -------      -------  -------  -------   -------   -------
 Total dividends and distributions........       (0.05)       (0.22)   (0.20)   (0.26)    (0.49)    (1.74)
                                               -------      -------  -------  -------   -------   -------
Net asset value at end of period..........     $ 13.31      $ 13.22  $ 12.33  $ 10.31   $ 12.90   $ 15.73
                                               -------      -------  -------  -------   -------   -------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/....................        1.10%        9.11%   21.82%  (18.25)%  (15.01)%    6.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $29,039      $33,720  $33,501  $29,462   $27,363   $35,129
Ratio to average net assets of:
 Expenses.................................        1.05%*       1.10%    1.16%    1.15%     1.12%     1.10%
 Net investment income....................        0.84%*       1.99%    2.12%    2.16%     1.90%     1.56%
Portfolio turnover rate...................          27%          40%      24%      29%       41%       35%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                                Class C Shares
                                                      -------------------------------
                                                       For the Period   For the Period
                                                           Ended         June 9, 2004*
                                                      June 12, 2005***      through
                                                        (Unaudited)    December 31, 2004
                                                      ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period...............      $13.22           $12.52
                                                           ------           ------
Gain from investment operations
Net investment income................................        0.01             0.10
Net realized and unrealized gain on investments......        0.18             0.68
                                                           ------           ------
 Total from investment operations....................        0.19             0.78
                                                           ------           ------
Dividends
Dividends from net investment income.................       (0.01)           (0.08)
                                                           ------           ------
Net asset value at end of period.....................      $13.40           $13.22
                                                           ------           ------
TOTAL RETURN:
Total investment return based on net asset value/(a)/        1.42%            7.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..........      $   27           $   27
Ratio to average net assets of:
 Expenses............................................        1.79%**          1.82%**
 Net investment income...............................        0.15%**          1.38%**
Portfolio turnover rate..............................          27%              40%

*  Commencement of offering of shares.
** Annualized.
***On June 13, 2005, the Class C Shares had a full redemption of shares and since then there has been no activity within the Class C Shares.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Equity Fund

                                                         Institutional Shares
                                 -------------------------------------------------------------------
                                 Six Months Ended               Year Ended December 31,
                                  June 30, 2005   --------------------------------------------------
                                   (Unaudited)      2004      2003       2002       2001      2000
                                 ---------------- --------  --------  --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................     $  13.26     $  12.37  $  10.34  $  12.94   $  15.78   $  16.51
                                     --------     --------  --------  --------   --------   --------
Gain (loss) from investment
  operations
Net investment income...........         0.07         0.28      0.26      0.28       0.30       0.30
Net realized and unrealized gain
  (loss) on investments.........         0.09         0.86      2.00     (2.59)     (2.62)      0.75
                                     --------     --------  --------  --------   --------   --------
 Total from investment
   operations...................         0.16         1.14      2.26     (2.31)     (2.32)      1.05
                                     --------     --------  --------  --------   --------   --------
Dividends and distributions
Dividends from net investment
  income........................        (0.07)       (0.25)    (0.23)    (0.26)     (0.28)     (0.29)
Distributions from capital gains           --           --        --     (0.03)     (0.24)     (1.49)
                                     --------     --------  --------  --------   --------   --------
 Total dividends and
   distributions................        (0.07)       (0.25)    (0.23)    (0.29)     (0.52)     (1.78)
                                     --------     --------  --------  --------   --------   --------
Net asset value at end of
  period........................     $  13.35     $  13.26  $  12.37  $  10.34   $  12.94   $  15.78
                                     --------     --------  --------  --------   --------   --------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/..........         1.22%        9.35%    22.17%   (18.05)%   (14.82)%     6.56%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............     $362,146     $343,346  $347,684  $330,652   $424,070   $529,486
Ratio to average net assets of:
 Expenses.......................         0.80%*       0.85%     0.91%     0.89%      0.87%      0.85%
 Net investment income..........         1.10%*       2.24%     2.36%     2.43%      2.16%      1.81%
Portfolio turnover rate.........           27%          40%       24%       29%        41%        35%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                              Value
---------                         -----------
          Common Stocks--98.4%
          Advertising--1.2%
  41,980  Getty Images, Inc.*.... $ 3,117,435
                                  -----------
          Aerospace/Defense--4.0%
  59,100  L-3 Communications
          Holdings, Inc..........   4,525,878
 119,160  United Technologies
          Corp...................   6,118,866
                                  -----------
                                   10,644,744
                                  -----------
          Agriculture--1.2%
  51,610  Monsanto Co............   3,244,721
                                  -----------
          Banks--3.5%
 160,700  Fifth Third Bancorp....   6,622,447
  94,000  U.S. Bancorp...........   2,744,800
                                  -----------
                                    9,367,247
                                  -----------
          Beverages--2.2%
 106,850  PepsiCo, Inc...........   5,762,421
                                  -----------
          Biotechnology--2.4%
  42,364  Amgen, Inc.*...........   2,561,327
  26,500  Genentech, Inc.*.......   2,127,420
  57,400  MedImmune, Inc.*.......   1,533,728
                                  -----------
                                    6,222,475
                                  -----------
          Chemicals--0.5%
  27,850  Praxair, Inc...........   1,297,810
                                  -----------
          Computers--10.2%
 227,280  Dell, Inc.*............   8,979,832
  61,780  DST Systems, Inc.*.....   2,891,304
 509,380  EMC Corp.*.............   6,983,600
 107,660  International Business
          Machines Corp. (IBM)...   7,988,372
                                  -----------
                                   26,843,108
                                  -----------

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Cosmetics and Personal Care--6.3%
 110,370  Colgate-Palmolive Co..... $ 5,508,567
 114,766  Procter & Gamble Co......   6,053,907
 131,510  The Estee Lauder Cos.,
          Inc......................   5,145,986
                                    -----------
                                     16,708,460
                                    -----------
          Diversified Financial Services--1.3%
  17,640  Legg Mason, Inc..........   1,836,500
  24,310  T. Rowe Price Group,
          Inc......................   1,521,806
                                    -----------
                                      3,358,306
                                    -----------
          Entertainment--1.8%
 165,530  International Game
          Technology...............   4,659,670
                                    -----------
          Healthcare-Products--6.9%
  61,830  DENTSPLY International,
          Inc......................   3,338,820
  44,930  Gen-Probe, Inc.*.........   1,627,814
  82,810  Johnson & Johnson........   5,382,651
 120,040  St. Jude Medical, Inc.*..   5,234,944
  32,620  Zimmer Holdings, Inc.*...   2,484,665
                                    -----------
                                     18,068,894
                                    -----------
          Healthcare-Services--2.2%
 111,200  UnitedHealth Group, Inc..   5,797,968
                                    -----------
          Insurance--2.7%
 123,619  American International
          Group, Inc...............   7,182,264
                                    -----------
          Internet--1.2%
  90,500  Yahoo!, Inc.*............   3,135,825
                                    -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Media--5.3%
 158,880  Time Warner, Inc.*.......... $ 2,654,885
 154,040  Univision Communications,
          Inc.*.......................   4,243,802
 123,550  Viacom Inc., Class B........   3,956,071
  90,530  XM Satellite Radio Holdings,
          Inc.*.......................   3,047,240
                                       -----------
                                        13,901,998
                                       -----------
          Miscellaneous Manufacturing--4.4%
  75,485  Danaher Corp................   3,950,885
 223,768  General Electric Co.........   7,753,561
                                       -----------
                                        11,704,446
                                       -----------
          Pharmaceuticals--12.8%
 125,840  Abbott Laboratories.........   6,167,417
 121,320  Caremark Rx, Inc.*..........   5,401,166
  64,840  Eli Lilly and Co............   3,612,236
  62,510  Gilead Sciences, Inc.*......   2,749,815
 177,580  IVAX Corp.*.................   3,817,970
  97,140  Roche Holding (UK) Ltd.
          ADR.........................   6,149,448
 304,610  Schering-Plough Corp........   5,805,867
                                       -----------
                                        33,703,919
                                       -----------
          Retail--8.3%
  28,700  Kohl's Corp.*...............   1,604,617
  43,000  Lowe's Cos., Inc............   2,503,460
 244,550  PETsMART, Inc...............   7,422,092
 176,570  TJX Co., Inc................   4,299,480
 125,800  Wal-Mart Stores, Inc........   6,063,559
                                       -----------
                                        21,893,208
                                       -----------
          Semiconductors--7.5%
 224,275  Analog Devices, Inc.........   8,367,700
  83,840  KLA-Tencor Corp.............   3,663,808

Number of
 Shares                                 Value
---------                            ------------
          Common Stocks (Continued)
 109,430  Linear Technology Corp.... $  4,014,987
  99,270  Maxim Integrated Products,
          Inc.......................    3,793,107
                                     ------------
                                       19,839,602
                                     ------------
          Software--5.4%
 127,990  Mercury Interactive Corp.*    4,909,696
 213,660  Microsoft Corp............    5,307,315
 306,740  Oracle Corp.*.............    4,048,968
                                     ------------
                                       14,265,979
                                     ------------
          Telecommunications--7.1%
 535,440  Cisco Systems, Inc.*......   10,232,259
 157,400  Juniper Networks, Inc.*...    3,963,332
 176,980  Sprint Corp.
          (FON Group)...............    4,440,428
                                     ------------
                                       18,636,019
                                     ------------
          Total Common Stocks
          (Cost $246,633,178).......  259,356,519
                                     ------------
          Total Investments
          (Cost $246,633,178)(a)--
          98.4%.....................  259,356,519
          Other assets less
          liabilities--1.6%.........    4,257,290
                                     ------------
          Net Assets--100.0%........ $263,613,809
                                     ------------

ADR American Depositary Receipt.
*  Non-incoming producing security.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $12,723,341 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $23,452,098 and aggregate gross unrealized depreciation of $10,728,757.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)


            Assets:
              Investments at market value,
               (Cost $246,633,178)..................... $259,356,519
              Receivables:
               Investments sold........................    8,437,277
               Capital stock sold......................      396,468
               Dividends...............................      231,148
               Interest................................        6,117
              Other assets.............................       16,466
                                                        ------------
               Total Assets............................  268,443,995
                                                        ------------
            Liabilities:
              Payables:
               Due to custodian........................    3,915,971
               Capital stock repurchased...............      677,749
               Services provided by The Bank of
                New York...............................      142,820
              Accrued expenses and other liabilities...       93,646
                                                        ------------
               Total Liabilities.......................    4,830,186
                                                        ------------
            Net Assets:................................ $263,613,809
                                                        ------------
            Sources Of Net Assets:
              Capital stock @ par...................... $     28,640
              Paid in capital..........................  197,080,014
              Undistributed net investment income......      276,808
              Accumulated net realized gain on
               investments.............................   53,505,006
              Net unrealized appreciation on
               investments.............................   12,723,341
                                                        ------------
            Net Assets................................. $263,613,809
                                                        ------------
            Class A Shares:
              Net assets............................... $  9,159,008
                                                        ------------
              Shares outstanding.......................    1,003,812
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $       9.12
              Maximum sales charge--5.25% of public
               offering price..........................         0.51
                                                        ------------
              Maximum offering price................... $       9.63
                                                        ------------
            Institutional Shares:
              Net assets............................... $254,454,801
                                                        ------------
              Shares outstanding.......................   27,635,917
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $       9.21
                                                        ------------
            Class A Shares authorized @ $.001 par
             value.....................................  200,000,000
            Institutional Shares authorized @ $.001 par
             value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


          Investment Income:
            Dividends (net of foreign withholding taxes
             of $11,985)................................ $  1,426,115
            Interest from affiliated fund...............       62,358
                                                         ------------
             Total Income...............................    1,488,473
                                                         ------------
          Expenses:
            Advisory....................................      886,957
            Administration..............................      184,488
            Transfer agent..............................       56,351
            Custodian...................................       18,360
            Registration and filings....................       18,262
            12b-1 fee--Class A Shares...................       12,223
            Directors...................................        8,919
            Audit.......................................        8,713
            Legal.......................................        8,014
            Reports to shareholders.....................        5,470
            Insurance...................................        2,947
            Cash management.............................        1,884
            Other.......................................        6,866
                                                         ------------
             Total Expenses.............................    1,219,454
                                                         ------------
             Net Investment Income......................      269,019
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain on investments............   20,922,063
            Decrease in unrealized appreciation/
             depreciation on investments................  (35,712,872)
                                                         ------------
            Net realized and unrealized loss on
             investments................................  (14,790,809)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $(14,521,790)
                                                         ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended  Year Ended
                                                                               June 30, 2005   December 31,
                                                                                (Unaudited)        2004
                                                                              ---------------- ------------
Operations:
  Net investment income......................................................   $    269,019   $  3,144,165
  Net realized gain on investments...........................................     20,922,063     65,489,622
  Decrease in unrealized appreciation/depreciation on investments............    (35,712,872)   (56,891,234)
                                                                                ------------   ------------
   Net increase (decrease) in net assets resulting from operations...........    (14,521,790)    11,742,553
                                                                                ------------   ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................             --        (86,040)
                          Institutional Shares...............................             --     (3,036,867)
  Distributions from capital gains: Class A Shares...........................             --       (176,659)
                     Institutional Shares....................................             --     (5,295,562)
                                                                                ------------   ------------
                                                                                          --     (8,595,128)
                                                                                ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................      3,231,248      4,675,007
                      Institutional Shares...................................     28,922,617     46,634,391
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares...............................             --        260,855
                    Institutional Shares.....................................             --      5,800,452
  Value of capital stock repurchased: Class A Shares.........................     (4,344,255)   (12,041,045)
                       Institutional Shares..................................    (97,147,686)   (67,179,858)
                                                                                ------------   ------------
  Net decrease in net assets resulting from capital stock transactions.......    (69,338,076)   (21,850,198)
                                                                                ------------   ------------
   Decrease in Net Assets....................................................    (83,859,866)   (18,702,773)
Net Assets:
  Beginning of year..........................................................    347,473,675    366,176,448
                                                                                ------------   ------------
  End of period (includes undistributed net investment income of $276,808 at
   June 30, 2005 and $7,789 at December 31, 2004)............................   $263,613,809   $347,473,675
                                                                                ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................        357,010        500,959
         Institutional Shares................................................      3,159,563      4,956,395
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................             --         27,774
              Institutional Shares...........................................             --        612,632
  Shares repurchased: Class A Shares.........................................       (482,763)    (1,307,699)
              Institutional Shares...........................................    (10,599,885)    (7,152,629)
                                                                                ------------   ------------
   Net decrease..............................................................     (7,566,075)    (2,362,568)
  Shares outstanding, beginning of year......................................     36,205,804     38,568,372
                                                                                ------------   ------------
  Shares outstanding, end of period..........................................     28,639,729     36,205,804
                                                                                ------------   ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights


                                                                 Class A Shares
                                        --------------------------------------------------------------
                                        Six Months Ended             Year Ended December 31,
                                         June 30, 2005   ---------------------------------------------
                                          (Unaudited)      2004     2003     2002      2001      2000
                                        ---------------- -------  -------  -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year...      $ 9.52      $  9.43  $  7.72  $ 10.13   $ 13.78   $ 16.05
                                             ------      -------  -------  -------   -------   -------
Gain (loss) from investment operations
Net investment income (loss)...........          --         0.06     0.04     0.04      0.03     (0.01)
Net realized and unrealized gain (loss)
  on investments.......................       (0.40)        0.24     1.71    (2.41)    (3.41)    (0.35)
                                             ------      -------  -------  -------   -------   -------
 Total from investment operations......       (0.40)        0.30     1.75    (2.37)    (3.38)    (0.36)
                                             ------      -------  -------  -------   -------   -------
Dividends and distributions
Dividends from net investment
  income...............................          --        (0.06)   (0.04)   (0.04)    (0.03)    (0.02)
Distributions from capital gains.......          --        (0.15)      --       --     (0.24)    (1.89)
                                             ------      -------  -------  -------   -------   -------
 Total dividends and distributions.....          --        (0.21)   (0.04)   (0.04)    (0.27)    (1.91)
                                             ------      -------  -------  -------   -------   -------
Net asset value at end of period.......      $ 9.12      $  9.52  $  9.43  $  7.72   $ 10.13   $ 13.78
                                             ------      -------  -------  -------   -------   -------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/.................       (4.20)%       3.31%   22.72%  (23.45)%  (24.63)%   (2.14)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................      $9,159      $10,758  $17,988  $16,473   $17,576   $24,744
Ratio to average net assets of:
 Expenses..............................        1.07%*       1.11%    1.15%    1.15%     1.13%     1.11%
 Net investment income (loss)..........       (0.06)%*      0.60%    0.51%    0.47%     0.24%    (0.07)%
Portfolio turnover rate................          47%          90%      20%      18%       14%       16%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                         Institutional Shares
                                 -------------------------------------------------------------------
                                 Six Months Ended               Year Ended December 31,
                                  June 30, 2005   --------------------------------------------------
                                   (Unaudited)      2004      2003       2002       2001       2000
                                 ---------------- --------  --------  --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................     $   9.60     $   9.50  $   7.78  $  10.21   $  13.89   $  16.15
                                     --------     --------  --------  --------   --------   --------
Gain (loss) from investment
  operations
Net investment income...........         0.01         0.09      0.07      0.06       0.05       0.03
Net realized and unrealized gain
  (loss) on investments.........        (0.40)        0.25      1.71     (2.43)     (3.43)     (0.37)
                                     --------     --------  --------  --------   --------   --------
 Total from investment
   operations...................        (0.39)        0.34      1.78     (2.37)     (3.38)     (0.34)
                                     --------     --------  --------  --------   --------   --------
Dividends and distributions
Dividends from net investment
  income........................           --        (0.09)    (0.06)    (0.06)     (0.06)     (0.03)
Distributions from capital gains           --        (0.15)       --        --      (0.24)     (1.89)
                                     --------     --------  --------  --------   --------   --------
 Total dividends and
   distributions................           --        (0.24)    (0.06)    (0.06)     (0.30)     (1.92)
                                     --------     --------  --------  --------   --------   --------
Net asset value at end of period     $   9.21     $   9.60  $   9.50  $   7.78   $  10.21   $  13.89
                                     --------     --------  --------  --------   --------   --------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/..........        (4.06)%       3.63%    22.99%   (23.26)%   (24.49)%    (1.99)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............     $254,455     $336,716  $348,188  $287,666   $403,925   $549,982
Ratio to average net assets of:
 Expenses.......................         0.82%*       0.85%     0.90%     0.90%      0.88%      0.86%
 Net investment income..........         0.19%*       0.91%     0.77%     0.70%      0.49%      0.18%
Portfolio turnover rate.........           47%          90%       20%       18%        14%        16%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks--97.1%
          Aerospace/Defense--1.8%
 100,000  United Technologies
          Corp...................... $ 5,135,000
                                     -----------
          Banks--5.4%
 140,294  Bank of America Corp......   6,398,809
  20,000  M&T Bank Corp.............   2,103,200
 240,000  U.S. Bancorp..............   7,008,000
                                     -----------
                                      15,510,009
                                     -----------
          Building Materials--4.5%
  70,000  Florida Rock Industries,
          Inc.......................   5,134,500
 240,000  Masco Corp................   7,622,400
                                     -----------
                                      12,756,900
                                     -----------
          Chemicals--4.4%
  80,000  duPont (E.I.) de Nemours &
          Co........................   3,440,800
 140,700  Olin Corp.................   2,566,368
 140,000  Praxair, Inc..............   6,524,000
                                     -----------
                                      12,531,168
                                     -----------
          Computers--2.2%
  86,000  International Business
          Machines Corp. (IBM)......   6,381,200
                                     -----------
          Diversified Financial Services--9.3%
 196,000  Citigroup, Inc............   9,061,080
 160,000  J.P. Morgan Chase & Co....   5,651,200
  76,000  Morgan Stanley............   3,987,720
  76,000  The Goldman Sachs Group,
          Inc.......................   7,753,520
                                     -----------
                                      26,453,520
                                     -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Electric--12.0%
 141,000  Ameren Corp............... $ 7,797,300
 326,000  Duke Energy Corp..........   9,691,980
 196,000  Exelon Corp...............  10,060,680
 360,000  TECO Energy, Inc..........   6,807,600
                                     -----------
                                      34,357,560
                                     -----------
          Electrical Components--1.7%
  76,000  Emerson Electric Co.......   4,759,880
                                     -----------
          Food--0.7%
 100,000  Albertson's, Inc..........   2,068,000
                                     -----------
          Gas--1.8%
 111,700  Atmos Energy Corp.........   3,216,960
  46,000  KeySpan Corp..............   1,872,200
                                     -----------
                                       5,089,160
                                     -----------
          Hand/Machine Tools--1.0%
  60,000  The Stanley Works.........   2,732,400
                                     -----------
          Healthcare-Products--3.9%
 126,000  Johnson & Johnson.........   8,190,000
  40,000  Zimmer Holdings, Inc.*....   3,046,800
                                     -----------
                                      11,236,800
                                     -----------
          Insurance--3.4%
 160,000  The Allstate Corp.........   9,560,000
                                     -----------
          Machinery--Construction & Mining--2.5%
  76,000  Caterpillar, Inc..........   7,243,560
                                     -----------
          Mining--1.0%
 106,000  Alcoa, Inc................   2,769,780
                                     -----------
          Miscellaneous Manufacturing--6.3%
  76,000  3M Co.....................   5,494,800
  56,000  Eaton Corp................   3,354,400
 260,000  General Electric Co.......   9,009,000
                                     -----------
                                      17,858,200
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Oil & Gas--9.0%
  60,000  BP PLC ADR.................. $ 3,742,800
  86,000  Chevron Corp................   4,809,120
  80,000  ConocoPhillips..............   4,599,200
  40,000  EnCana Corp.................   1,583,600
  56,200  Marathon Oil Corp...........   2,999,394
  14,000  Nabors Industries Ltd.*.....     848,680
 140,000  Petroleo Brasilerio S.A.--
          Petrobras ADR...............   7,054,600
                                       -----------
                                        25,637,394
                                       -----------
          Oil & Gas Services--1.1%
  60,000  Grant Prideco, Inc.*........   1,587,000
  25,000  Weatherford International
          Ltd.*.......................   1,449,500
                                       -----------
                                         3,036,500
                                       -----------
          Pharmaceuticals--5.6%
 170,000  GlaxoSmithKline PLC
          ADR.........................   8,246,700
 216,000  Pfizer, Inc.................   5,957,280
  46,000  Sanofi-Aventis ADR..........   1,885,540
                                       -----------
                                        16,089,520
                                       -----------
          Pipelines--1.5%
 220,000  The Williams Cos., Inc......   4,180,000
                                       -----------
          Retail--8.8%
  55,000  Costco Wholesale Corp.......   2,465,100
 292,000  CVS Corp....................   8,488,440
  76,000  Federated Department Stores,
          Inc.........................   5,569,280
 120,000  J. C. Penney Co., Inc.
          (Holding Co.)...............   6,309,600
 106,000  Limited Brands..............   2,270,520
                                       -----------
                                        25,102,940
                                       -----------

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Semiconductors--2.5%
   60,000 Intel Corp.................. $  1,563,600
  200,000 Texas Instruments, Inc......    5,614,000
                                       ------------
                                          7,177,600
                                       ------------
          Software--0.7%
   84,000 Microsoft Corp..............    2,086,560
                                       ------------
          Telecommunications--4.1%
  490,000 Lucent Technologies,
          Inc.*.......................    1,425,900
  162,000 Nokia Corp. ADR.............    2,695,680
  220,000 Verizon Communications,
          Inc.........................    7,601,000
                                       ------------
                                         11,722,580
                                       ------------
          Transportation--1.9%
  126,000 Canadian Pacific Railway
          Ltd.........................    4,348,260
   38,000 GulfMark Offshore, Inc.*....    1,037,780
                                       ------------
                                          5,386,040
                                       ------------
          Total Common Stocks
          (Cost $246,998,361).........  276,862,271
                                       ------------
          Money Market Fund--2.7%
7,692,258 BNY Hamilton Money Fund
          (Hamilton Shares), 3.01% (a)
          (Cost $7,692,258)...........    7,692,258
                                       ------------
          Total Investments
          (Cost $254,690,619)(b)--
          99.8%.......................  284,554,529
          Other assets less
          liabilities--0.2%...........      636,705
                                       ------------
          Net Assets--100.0%.......... $285,191,234
                                       ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2005 (Unaudited)


ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2005.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $29,863,910 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $37,404,114 and aggregate gross unrealized depreciation of $7,540,204.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)


          Assets:
            Non-affiliated investments at market value,
             (Cost $246,998,361)........................ $276,862,271
            Affiliated investments at market value,
             (Cost $7,692,258)..........................    7,692,258
            Receivables:
             Capital stock sold.........................    1,954,446
             Dividends..................................      393,787
             Interest...................................       19,952
            Other assets................................       16,133
                                                         ------------
             Total Assets...............................  286,938,847
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      772,086
             Investments purchased......................      751,100
             Services provided by The Bank of
              New York..................................      140,464
            Accrued expenses and other liabilities......       83,963
                                                         ------------
             Total Liabilities..........................    1,747,613
                                                         ------------
          Net Assets:................................... $285,191,234
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     26,057
            Paid in capital.............................  252,377,880
            Undistributed net investment income.........       61,964
            Accumulated net realized gain on
             investments................................    2,861,423
            Net unrealized appreciation on
             investments................................   29,863,910
                                                         ------------
          Net Assets.................................... $285,191,234
                                                         ------------
          Class A Shares:
            Net assets.................................. $    930,487
                                                         ------------
            Shares outstanding..........................       84,674
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.99
            Maximum sales charge--5.25% of public
             offering price.............................         0.61
                                                         ------------
            Maximum offering price...................... $      11.60
                                                         ------------
          Institutional Shares:
            Net assets.................................. $284,260,747
                                                         ------------
            Shares outstanding..........................   25,971,915
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.94
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


           Investment Income:
             Dividends (net of foreign withholding taxes
              of $19,503)................................ $3,045,811
             Interest from affiliated fund...............     97,755
             Interest....................................        130
                                                          ----------
              Total Income...............................  3,143,696
                                                          ----------
           Expenses:
             Advisory....................................    771,844
             Administration..............................    160,801
             Transfer agent..............................     52,729
             Registration and filings....................     26,019
             Custodian...................................     12,391
             Directors...................................      8,855
             Audit.......................................      8,464
             Reports to shareholders.....................      4,495
             Legal.......................................      3,241
             Insurance...................................      1,678
             Cash management.............................      1,169
             12b-1 fee--Class A Shares...................      1,115
             Other.......................................      6,924
                                                          ----------
              Total Expenses.............................  1,059,725
             Fees waived by The Bank of New York
              (Note 3)...................................    (29,333)
                                                          ----------
              Net Expenses...............................  1,030,392
                                                          ----------
              Net Investment Income......................  2,113,304
                                                          ----------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments............  4,554,513
             Decrease in unrealized appreciation/
              depreciation on investments................    (33,748)
                                                          ----------
             Net realized and unrealized gain on
              investments................................  4,520,765
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $6,634,069
                                                          ----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets


                                                                              Six Months Ended  Year Ended
                                                                               June 30, 2005   December 31,
                                                                                (Unaudited)        2004
                                                                              ---------------- ------------
Operations:
  Net investment income......................................................   $  2,113,304   $  3,062,526
  Net realized gain (loss) on investments....................................      4,554,513     (1,144,179)
  Increase (decrease) in unrealized appreciation/depreciation on investments.        (33,748)    15,841,491
                                                                                ------------   ------------
   Net increase in net assets resulting from operations......................      6,634,069     17,759,838
                                                                                ------------   ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares.......................         (5,810)       (10,856)
                          Institutional Shares...............................     (2,057,428)    (3,048,884)
                                                                                ------------   ------------
                                                                                  (2,063,238)    (3,059,740)
                                                                                ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................         58,516        516,196
                      Institutional Shares...................................     72,079,172    121,855,888
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares.................................................          5,809         10,769
          Institutional Shares...............................................        453,896        725,041
  Value of capital stock repurchased: Class A Shares.........................         (9,328)      (382,856)
                       Institutional Shares..................................    (29,458,956)   (29,918,686)
                                                                                ------------   ------------
  Net increase in net assets resulting from capital stock transactions.......     43,129,109     92,806,352
                                                                                ------------   ------------
   Increase in Net Assets....................................................     47,699,940    107,506,450
Net Assets:
  Beginning of year..........................................................    237,491,294    129,984,844
                                                                                ------------   ------------
  End of period (includes undistributed net investment income of $61,964 at
   June 30, 2005 and $11,898 at December 31, 2004)...........................   $285,191,234   $237,491,294
                                                                                ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................          5,468         50,537
         Institutional Shares................................................      6,670,165     11,922,092
  Shares issued on reinvestment of dividends: Class A Shares.................            525          1,043
                            Institutional Shares.............................         41,200         70,447
  Shares repurchased: Class A Shares.........................................           (895)       (38,524)
              Institutional Shares...........................................     (2,726,597)    (2,919,061)
                                                                                ------------   ------------
   Net increase..............................................................      3,989,866      9,086,534
  Shares outstanding, beginning of year......................................     22,066,723     12,980,189
                                                                                ------------   ------------
  Shares outstanding, end of period..........................................     26,056,589     22,066,723
                                                                                ------------   ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                              Class A Shares
                                            -----------------------------------------------
                                                               Year Ended     For the Period
                                            Six Months Ended  December 31,     May 31, 2002*
                                             June 30, 2005   --------------       through
                                              (Unaudited)     2004    2003   December 31, 2002
                                            ---------------- ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $10.81      $10.03  $ 7.88       $  9.09
                                                 ------      ------  ------       -------
Gain (loss) from investment operations
Net investment income......................        0.08        0.15    0.09          0.04
Net realized and unrealized gain (loss) on
  investments..............................        0.17        0.77    2.14         (1.22)
                                                 ------      ------  ------       -------
 Total from investment operations..........        0.25        0.92    2.23         (1.18)
                                                 ------      ------  ------       -------
Dividends
Dividends from net investment income.......       (0.07)      (0.14)  (0.08)        (0.03)
                                                 ------      ------  ------       -------
Net asset value at end of period...........      $10.99      $10.81  $10.03       $  7.88
                                                 ------      ------  ------       -------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/...............................        2.31%       9.22%  28.43%       (12.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted)..........................      $  930      $  860  $  667       $   161
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        1.05%**     1.05%   1.05%         1.05%**
 Expenses, prior to waiver from The Bank of
   New York................................        1.07%**     1.17%   1.34%         1.50%**
 Net investment income, net of waiver from
   The Bank of New York....................        1.39%**     1.42%   0.99%         0.82%**
Portfolio turnover rate....................          16%         37%     12%           10%

* Commencement of offering of shares.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                           Institutional Shares
                                  --------------------------------------------------------------------
                                   Six Months                                            For the Period
                                      Ended             Year Ended December 31,          April 28, 2000*
                                  June 30, 2005 -------------------------------------        through
                                   (Unaudited)    2004      2003      2002      2001    December 31, 2000
                                  ------------- --------  --------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of
 period..........................   $  10.76    $  10.01  $   7.86  $  8.94   $  9.71        $10.00
                                    --------    --------  --------  -------   -------        ------
Gain (loss) from investment
 operations
Net investment income............       0.09        0.18      0.11     0.08      0.11          0.12
Net realized and unrealized gain
 (loss) on investments...........       0.17        0.73      2.14    (1.09)    (0.78)        (0.30)
                                    --------    --------  --------  -------   -------        ------
  Total from investment
   operations....................       0.26        0.91      2.25    (1.01)    (0.67)        (0.18)
                                    --------    --------  --------  -------   -------        ------
Dividends
Dividends from net investment
 income..........................      (0.08)      (0.16)    (0.10)   (0.07)    (0.10)        (0.11)
                                    --------    --------  --------  -------   -------        ------
Net asset value at end of period.   $  10.94    $  10.76  $  10.01  $  7.86   $  8.94        $ 9.71
                                    --------    --------  --------  -------   -------        ------
TOTAL RETURN:
Total investment return based on
 net asset value/(a)/............       2.44%       9.21%    28.72%  (11.31)%   (6.87)%       (1.83)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).................   $284,261    $236,631  $129,318  $48,272   $19,433        $4,095
Ratio to average net assets of:
  Expenses, net of waiver from
   The Bank of New York..........       0.80%**     0.80%     0.80%    0.80%     0.80%         0.80%**
  Expenses, prior to waiver from
   The Bank of New York..........       0.82%**     0.91%     1.10%    1.30%     2.14%         7.75%**
  Net investment income, net of
   waiver from The Bank of
   New York......................       1.64%**     1.73%     1.22%    0.96%     1.19%         1.86%**
Portfolio turnover rate..........         16%         37%       12%      10%        2%            2%

* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks--98.8%
          Banks--6.1%
  12,000  M&T Bank Corp............. $1,261,920
  37,000  National City Corp........  1,262,440
  54,000  TCF Financial Corp........  1,397,520
                                     ----------
                                      3,921,880
                                     ----------
          Beverages--2.3%
  28,000  PepsiCo, Inc..............  1,510,040
                                     ----------
          Biotechnology--2.3%
  30,000  Charles River Laboratories
          International, Inc.*......  1,447,500
                                     ----------
          Building Materials--3.5%
  55,000  Universal Forest Products,
          Inc.......................  2,279,750
                                     ----------
          Commercial Services--3.9%
  65,000  DeVry, Inc.*..............  1,293,500
  55,000  NCO Group, Inc.*..........  1,189,650
                                     ----------
                                      2,483,150
                                     ----------
          Computers--2.0%
  32,000  Dell, Inc.*...............  1,264,320
                                     ----------
          Diversified Financial Services--6.0%
  18,000  Capital One Financial
          Corp......................  1,440,180
  35,000  CapitalSource, Inc.*......    687,050
  37,000  Citigroup, Inc............  1,710,510
                                     ----------
                                      3,837,740
                                     ----------
          Electric--6.6%
  22,000  Dominion Resources, Inc...  1,614,580
 160,124  The AES Corp.*............  2,622,831
                                     ----------
                                      4,237,411
                                     ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Engineering & Construction--2.6%
 30,000   Jacobs Engineering Group,
          Inc.*..................... $1,687,800
                                     ----------
          Food--2.3%
 32,000   General Mills, Inc........  1,497,280
                                     ----------
          Gas--2.2%
 35,000   KeySpan Corp..............  1,424,500
                                     ----------
          Healthcare-Products--4.2%
 22,000   Johnson & Johnson.........  1,430,000
 27,000   Stryker Corp..............  1,284,120
                                     ----------
                                      2,714,120
                                     ----------
          Healthcare-Services--3.9%
 30,000   Aetna, Inc................  2,484,600
                                     ----------
          Home Builders--3.4%
 25,000   Standard Pacific Corp.....  2,198,750
                                     ----------
          Leisure Time--2.2%
 28,000   Harley-Davidson, Inc......  1,388,800
                                     ----------
          Machinery--Construction & Mining--2.2%
 15,000   Caterpillar, Inc..........  1,429,650
                                     ----------
          Machinery--Diversified--2.4%
 58,000   Cognex Corp...............  1,519,020
                                     ----------
          Media--2.1%
 54,000   The Walt Disney Co........  1,359,720
                                     ----------
          Miscellaneous Manufacturing--4.5%
 45,000   General Electric Co.......  1,559,250
 37,000   Honeywell International,
          Inc.......................  1,355,310
                                     ----------
                                      2,914,560
                                     ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
          Oil & Gas--8.1%
 30,000   Exxon Mobil Corp......... $1,724,100
 25,000   Noble Energy, Inc........  1,891,250
 25,000   Royal Dutch Petroleum Co.
          ADR (Netherlands)........  1,622,500
                                    ----------
                                     5,237,850
                                    ----------
          Pharmaceuticals--4.9%
 52,000   Bristol-Myers Squibb Co..  1,298,960
 25,000   Merck & Co., Inc.........    770,000
 40,000   Pfizer, Inc..............  1,103,200
                                    ----------
                                     3,172,160
                                    ----------
          Pipelines--6.3%
 17,000   Kinder Morgan, Inc.......  1,414,400
 40,000   Questar Corp.............  2,636,000
                                    ----------
                                     4,050,400
                                    ----------
          Retail--4.9%
 27,000   Lowe's Cos., Inc.........  1,571,940
 35,000   Walgreen Co..............  1,609,650
                                    ----------
                                     3,181,590
                                    ----------
          Semiconductors--3.6%
 30,000   Analog Devices, Inc......  1,119,300
 72,000   Applied Materials, Inc...  1,164,960
                                    ----------
                                     2,284,260
                                    ----------
          Software--2.1%
 55,000   Microsoft Corp...........  1,366,200
                                    ----------

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
          Telecommunications--4.2%
  30,000  AT&T Corp..................... $   571,200
 240,000  Lucent Technologies, Inc.*....     698,400
  30,000  MCI, Inc......................     771,300
  28,000  SBC Communications, Inc.......     665,000
                                         -----------
                                           2,705,900
                                         -----------
          Total Common Stocks
          (Cost $45,491,704)............  63,598,951
                                         -----------
          Money Market Fund--1.3%
 824,613  BNY Hamilton Money Fund
          (Hamilton Shares), 3.01% (a)
          (Cost $824,614)...............     824,614
                                         -----------
          Total Investments
          (Cost $46,316,318)(b)--
          100.1%........................  64,423,565
          Liabilities in excess of other
          assets--(0.1%)................     (41,397)
                                         -----------
          Net Assets--100.0%............ $64,382,168
                                         -----------

ADR American Deposit Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2005.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005 net unrealized appreciation was $18,107,247 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $19,850,762 and aggregate gross unrealized depreciation of $1,743,515.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)


          Assets:
            Non-affiliated investments at market value,
             (Cost $45,491,704)......................... $ 63,598,951
            Affiliated investments at market value,
             (Cost $824,614)............................      824,614
            Receivables:
             Capital stock sold.........................      340,724
             Dividends..................................       46,640
             Interest...................................        5,494
            Other assets................................       10,016
                                                         ------------
             Total Assets...............................   64,826,439
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      221,575
             Investments purchased......................      135,990
             Services provided by The Bank of
              New York..................................       14,018
            Accrued expenses and other liabilities......       72,688
                                                         ------------
             Total Liabilities..........................      444,271
                                                         ------------
          Net Assets:................................... $ 64,382,168
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $      4,347
            Paid in capital.............................   53,368,450
            Undistributed net investment income.........      117,268
            Accumulated net realized loss on
             investments................................   (7,215,144)
            Net unrealized appreciation on
             investments................................   18,107,247
                                                         ------------
          Net Assets.................................... $ 64,382,168
                                                         ------------
          Class A Shares:
            Net assets.................................. $ 64,382,168
                                                         ------------
            Shares outstanding..........................    4,346,814
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      14.81
            Maximum sales charge--5.25% of public
             offering price.............................         0.82
                                                         ------------
            Maximum offering price...................... $      15.63
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)


           Investment Income:
             Dividends (net of foreign withholding taxes
              of $7,190)................................. $  476,011
             Interest from affiliated fund...............     24,176
             Interest....................................         43
                                                          ----------
              Total Income...............................    500,230
                                                          ----------
           Expenses:
             Advisory....................................    229,783
             12b-1 fee--Class A Shares...................     76,594
             Administration..............................     38,297
             Registration and filings....................     16,208
             Transfer agent..............................     15,980
             Directors...................................      8,819
             Audit.......................................      6,358
             Custodian...................................      4,792
             Reports to shareholders.....................        684
             Insurance...................................        452
             Cash management.............................        260
             Other.......................................        584
                                                          ----------
              Total Expenses.............................    398,811
             Fees waived by The Bank of New York
              (Note 3)...................................    (15,849)
                                                          ----------
              Net Expenses...............................    382,962
                                                          ----------
              Net Investment Income......................    117,268
                                                          ----------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized loss on investments............   (955,545)
             Increase in unrealized appreciation/
              depreciation on investments................  3,284,705
                                                          ----------
             Net realized and unrealized gain on
              investments................................  2,329,160
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $2,446,428
                                                          ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statements of Changes in Net Assets


                                                                                   Six Months Ended  Year Ended
                                                                                    June 30, 2005   December 31,
                                                                                     (Unaudited)        2004
                                                                                   ---------------- ------------
Operations:
  Net investment income...........................................................   $    117,268   $    271,819
  Net realized gain (loss) on investments.........................................       (955,545)     3,102,783
  Increase in unrealized appreciation/depreciation on investments.................      3,284,705      2,773,083
                                                                                     ------------   ------------
   Net increase in net assets resulting from operations...........................      2,446,428      6,147,685
                                                                                     ------------   ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares............................             --       (281,329)
                                                                                     ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................     16,727,463     16,209,137
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares......................................................             --        276,143
  Value of capital stock repurchased: Class A Shares..............................    (15,065,618)   (17,010,896)
                                                                                     ------------   ------------
  Net increase (decrease) in net assets resulting from capital stock transactions.      1,661,845       (525,616)
                                                                                     ------------   ------------
   Increase in Net Assets.........................................................      4,108,273      5,340,740
Net Assets:
  Beginning of year...............................................................     60,273,895     54,933,155
                                                                                     ------------   ------------
  End of period (includes undistributed net investment income of $117,268 at
   June 30, 2005).................................................................   $ 64,382,168   $ 60,273,895
                                                                                     ------------   ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................      1,156,831      1,209,313
  Shares issued on reinvestment of dividends: Class A Shares......................             --         19,620
  Shares repurchased: Class A Shares..............................................     (1,041,967)    (1,285,412)
                                                                                     ------------   ------------
   Net increase (decrease)........................................................        114,864        (56,479)
  Shares outstanding, beginning of year...........................................      4,231,950      4,288,429
                                                                                     ------------   ------------
  Shares outstanding, end of period...............................................      4,346,814      4,231,950
                                                                                     ------------   ------------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Financial Highlights


                                                             Class A Shares
                                            --------------------------------------------
                                             Six Months      Year Ended      For the period
                                                Ended       December 31,    October 7, 2002*
                                            June 30, 2005 ----------------       through
                                             (Unaudited)    2004     2003   December 31, 2002
                                            ------------- -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....    $ 14.24    $ 12.81  $  9.77       $  8.59
                                               -------    -------  -------       -------
Gain from investment operations
Net investment income......................       0.03       0.07     0.04            --/(1)/
Net realized and unrealized gain on
  investments..............................       0.54       1.43     3.04          1.18
                                               -------    -------  -------       -------
 Total from investment operations..........       0.57       1.50     3.08          1.18
                                               -------    -------  -------       -------
Dividends
Dividends from net investment income.......         --      (0.07)   (0.04)           --/(1)/
                                               -------    -------  -------       -------
Net asset value at end of period...........    $ 14.81    $ 14.24  $ 12.81       $  9.77
                                               -------    -------  -------       -------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/.....................       4.00%     11.72%   31.50%        13.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)    $64,382    $60,274  $54,933       $46,978
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................       1.25%**    1.25%    1.25%         1.25%**
 Expenses, prior to waiver from The Bank of
   New York................................       1.30%**    1.45%    1.55%         1.50%**
 Net investment income, net of waiver from
   The Bank of New York....................       0.38%**    0.50%    0.32%         0.09%**
Portfolio turnover rate....................          2%        22%      24%            9%

(1)Less than $0.01 per share.
* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                              Value
---------                          ----------
          Common Stocks--99.0%
          Advertising--0.2%
  3,000   Omnicom Group, Inc...... $  239,580
  6,800   The Interpublic Group of
          Cos., Inc.*.............     82,824
                                   ----------
                                      322,404
                                   ----------
          Aerospace/Defense--2.0%
  3,250   General Dynamics Corp...    356,005
  2,000   Goodrich Corp...........     81,920
  2,000   L-3 Communications
          Holdings, Inc...........    153,160
  6,550   Lockheed Martin Corp....    424,899
  5,834   Northrop Grumman
          Corp....................    322,329
  7,350   Raytheon Co.............    287,532
  2,950   Rockwell Collins, Inc...    140,656
 13,500   The Boeing Co...........    890,999
 16,700   United Technologies
          Corp....................    857,545
                                   ----------
                                    3,515,045
                                   ----------
          Agriculture--1.7%
 33,750   Altria Group, Inc.......  2,182,274
 10,133   Archer-Daniels-Midland
          Co......................    216,644
  4,342   Monsanto Co.............    272,982
  1,950   Reynolds American, Inc..    153,660
  2,650   UST, Inc................    120,999
                                   ----------
                                    2,946,559
                                   ----------
          Airlines--0.1%
  2,250   Delta Air Lines, Inc.*..      8,460
 11,975   Southwest Airlines Co...    166,812
                                   ----------
                                      175,272
                                   ----------

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
          Apparel--0.4%
  6,100   Coach, Inc.*............. $  204,777
  1,900   Jones Apparel Group, Inc.     58,976
  1,750   Liz Claiborne, Inc.......     69,580
  3,700   NIKE, Inc., Class B......    320,420
    900   Reebok International Ltd.     37,647
  1,650   V.F. Corp................     94,413
                                    ----------
                                       785,813
                                    ----------
          Auto Manufacturers--0.5%
 29,947   Ford Motor Co............    306,657
  9,150   General Motors Corp......    311,100
  1,100   Navistar International
          Corp.*...................     35,200
  2,862   PACCAR, Inc..............    194,616
                                    ----------
                                       847,573
                                    ----------
          Auto Parts & Equipment--0.2%
  1,000   Cooper Tire & Rubber
          Co.......................     18,570
  2,400   Dana Corp................     36,024
  9,100   Delphi Corp..............     42,315
  3,150   Johnson Controls, Inc....    177,440
  2,800   The Goodyear Tire &
          Rubber Co.*..............     41,720
  2,039   Visteon Corp.............     12,295
                                    ----------
                                       328,364
                                    ----------
          Banks--6.3%
  5,750   AmSouth Bancorp..........    149,500
 65,432   Bank of America Corp.....  2,984,353
  8,900   BB&T Corp................    355,733
  2,750   Comerica, Inc............    158,950
  2,000   Compass Bancshares, Inc..     90,000
  8,473   Fifth Third Bancorp......    349,172

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
  2,000   First Horizon National
          Corp..................... $    84,400
  3,705   Huntington Bancshares,
          Inc......................      89,439
  6,650   KeyCorp..................     220,448
  1,650   M&T Bank Corp............     173,514
  3,500   Marshall & Ilsley Corp...     155,575
  6,850   Mellon Financial Corp....     196,527
  9,700   National City Corp.......     330,964
  7,700   North Fork Bancorp, Inc..     216,293
  3,350   Northern Trust Corp......     152,727
  4,650   PNC Financial Services
          Group....................     253,239
  7,532   Regions Financial Corp...     255,184
  5,350   State Street Corp........     258,138
  5,600   SunTrust Banks, Inc......     404,544
  5,050   Synovus Financial Corp...     144,784
 12,650   The Bank of New York Co.,
          Inc......................     364,067
 29,791   U.S. Bancorp.............     869,896
 25,626   Wachovia Corp............   1,271,049
 27,450   Wells Fargo & Co.........   1,690,370
  1,500   Zions Bancorp............     110,295
                                    -----------
                                     11,329,161
                                    -----------
          Beverages--2.2%
 12,650   Anheuser-Busch Cos., Inc.     578,738
  1,450   Brown-Forman Corp.,
          Class B..................      87,667
  5,700   Coca-Cola Enterprises,
          Inc......................     125,457
  1,250   Molson Coors Brewing
          Co.......................      77,500
 27,275   PepsiCo, Inc.............   1,470,940

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
 36,850   The Coca-Cola Co........... $1,538,487
  3,150   The Pepsi Bottling Group,
          Inc........................     90,122
                                      ----------
                                       3,968,911
                                      ----------
          Biotechnology--1.1%
 20,190   Amgen, Inc.*...............  1,220,686
  5,580   Biogen Idec, Inc.*.........    192,231
  2,350   Chiron Corp.*..............     81,992
  4,150   Genzyme Corp.*.............    249,374
  4,035   MedImmune, Inc.*...........    107,815
    850   Millipore Corp.*...........     48,221
                                      ----------
                                       1,900,319
                                      ----------
          Building Materials--0.3%
  2,950   American Standard Cos.,
          Inc........................    123,664
  7,050   Masco Corp.................    223,908
  1,700   Vulcan Materials Co........    110,483
                                      ----------
                                         458,055
                                      ----------
          Chemicals--1.5%
  3,700   Air Products and Chemicals,
          Inc........................    223,110
  1,100   Ashland, Inc.*.............     79,057
 16,250   duPont (E.I.) de Nemours &
          Co.........................    698,912
  1,300   Eastman Chemical Co........     71,695
  3,550   Ecolab, Inc................    114,878
  1,900   Engelhard Corp.............     54,245
    800   Great Lakes Chemical
          Corp.......................     25,176
  1,750   Hercules, Inc.*............     24,763
  1,400   International Flavors &
          Fragrances, Inc............     50,708

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  2,800   PPG Industries, Inc.......... $  175,728
  5,250   Praxair, Inc.................    244,650
  3,150   Rohm and Haas Co.............    145,971
  1,100   Sigma-Aldrich Corp...........     61,644
 15,672   The Dow Chemical Co..........    697,874
  2,050   The Sherwin-Williams
          Co...........................     96,535
                                        ----------
                                         2,764,946
                                        ----------
          Commercial Services--0.9%
  2,650   Apollo Group, Inc.,
          Class A*.....................    207,283
 17,100   Cendant Corp.................    382,526
  2,250   Convergys Corp.*.............     31,995
  2,100   Equifax, Inc.................     74,991
  2,750   H&R Block, Inc...............    160,463
  4,850   McKesson Corp................    217,231
  4,500   Moody's Corp.................    202,320
  5,725   Paychex, Inc.................    186,292
  3,450   R. R. Donnelley & Sons
          Co...........................    119,060
  2,600   Robert Half International,
          Inc..........................     64,922
                                        ----------
                                         1,647,083
                                        ----------
          Computers--3.8%
  2,100   Affiliated Computer Services,
          Inc.*........................    107,310
 13,400   Apple Computer, Inc.*........    493,254
  2,950   Computer Sciences
          Corp.*.......................    128,915
 39,450   Dell, Inc.*..................  1,558,669
  8,400   Electronic Data Systems
          Corp.........................    161,700

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
 39,050   EMC Corp.*............... $  535,376
  4,750   Gateway, Inc.*...........     15,675
 46,921   Hewlett-Packard Co.......  1,103,113
 26,300   International Business
          Machines Corp. (IBM).....  1,951,459
  2,050   Lexmark International,
          Inc.*....................    132,902
  3,000   NCR Corp.*...............    105,360
  5,900   Network Appliance, Inc.*.    166,793
 55,400   Sun Microsystems, Inc.*..    206,642
  4,700   SunGard Data Systems,
          Inc.*....................    165,299
  5,500   Unisys Corp.*............     34,815
                                    ----------
                                     6,867,282
                                    ----------
          Cosmetics/Personal Care--2.1%
  1,400   Alberto-Culver Co.,
          Class B..................     60,662
  7,700   Avon Products, Inc.......    291,445
  8,550   Colgate-Palmolive Co.....    426,731
 40,300   Procter & Gamble Co......  2,125,825
 16,200   The Gillette Co..........    820,206
                                    ----------
                                     3,724,869
                                    ----------
          Distribution & Wholesale--0.1%
  2,800   Genuine Parts Co.........    115,052
  1,400   W.W. Grainger, Inc.......     76,706
                                    ----------
                                       191,758
                                    ----------
          Diversified Financial Services--8.0%
 19,100   American Express Co......  1,016,693
  4,150   Capital One Financial
          Corp.....................    332,042
  3,400   CIT Group, Inc...........    146,098
 84,726   Citigroup, Inc...........  3,916,882

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  9,598   Countrywide Credit
          Industries, Inc............. $   370,579
  5,900   E*TRADE Financial
          Corp.*......................      82,541
 15,750   Fannie Mae..................     919,800
  1,550   Federated Investors, Inc.,
          Class B.....................      46,516
  3,200   Franklin Resources, Inc.....     246,336
 11,250   Freddie Mac.................     733,838
 57,314   J.P. Morgan Chase & Co......   2,024,329
  3,600   Janus Capital Group, Inc....      54,144
  4,550   Lehman Brothers Holdings,
          Inc.........................     451,724
 20,575   MBNA Corp...................     538,242
 15,400   Merrill Lynch & Co., Inc....     847,154
 17,800   Morgan Stanley..............     933,966
  4,700   Providian Financial Corp.*..      82,861
  6,850   SLM Corp....................     347,980
  2,000   T. Rowe Price Group,
          Inc.........................     125,200
  1,900   The Bear Stearns Cos.,
          Inc.........................     197,486
 18,550   The Charles Schwab
          Corp........................     209,244
  7,250   The Goldman Sachs Group,
          Inc.........................     739,645
                                       -----------
                                        14,363,300
                                       -----------
          Electric--3.2%
  2,600   Allegheny Energy, Inc.*.....      65,572
  3,300   Ameren Corp.................     182,490
  6,230   American Electric Power Co.,
          Inc.........................     229,700
  8,700   Calpine Corp.*..............      29,580

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  4,650   CenterPoint Energy, Inc..... $   61,427
  3,250   Cinergy Corp................    145,665
  3,500   CMS Energy Corp.............     52,710
  4,000   Consolidated Edison, Inc....    187,360
  2,850   Constellation Energy Group,
          Inc.........................    164,417
  5,550   Dominion Resources, Inc.....    407,315
  2,800   DTE Energy Co...............    130,956
 15,050   Duke Energy Corp............    447,436
  5,250   Edison International........    212,888
  3,500   Entergy Corp................    264,425
 10,862   Exelon Corp.................    557,545
  5,398   FirstEnergy Corp............    259,698
  6,400   FPL Group, Inc..............    269,184
  4,357   NiSource, Inc...............    107,749
  6,050   PG&E Corp...................    227,117
  1,600   Pinnacle West Capital
          Corp........................     71,120
  3,050   PPL Corp....................    181,109
  4,041   Progress Energy, Inc........    182,815
  3,850   Public Service Enterprise
          Group, Inc..................    234,157
  3,300   TECO Energy, Inc............     62,403
 10,550   The AES Corp.*..............    172,809
 12,100   The Southern Co.............    419,506
  3,950   TXU Corp....................    328,206
  6,477   Xcel Energy, Inc............    126,431
                                       ----------
                                        5,781,790
                                       ----------
          Electrical Equipment & Components--0.3%
  2,900   American Power Conversion
          Corp.*......................     68,411
  6,800   Emerson Electric Co.........    425,884
  2,750   Molex, Inc..................     71,610
                                       ----------
                                          565,905
                                       ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                     Value
---------                                  --------
          Common Stocks (Continued)
          Electronics--0.4%
  7,033   Agilent Technologies,
          Inc.*........................... $161,899
  3,200   Applera Corp.--Applied
          Biosystems Group................   62,944
  2,000   Fisher Scientific International,
          Inc.*...........................  129,799
  2,950   Jabil Circuit, Inc.*............   90,654
  2,100   PerkinElmer, Inc................   39,690
  8,500   Sanmina-SCI Corp.*..............   46,495
 15,800   Solectron Corp.*................   59,882
  3,900   Symbol Technologies, Inc........   38,493
  1,350   Tektronix, Inc..................   31,415
  2,550   Thermo Electron Corp.*..........   68,519
  1,950   Waters Corp.*...................   72,482
                                           --------
                                            802,272
                                           --------
          Engineering & Construction--0.0%
  1,400   Fluor Corp......................   80,626
                                           --------
          Entertainment--0.1%
  5,550   International Game
          Technology......................  156,233
                                           --------
          Environmental Control--0.2%
  4,400   Allied Waste Industries,
          Inc.*...........................   34,892
  9,250   Waste Management, Inc...........  262,145
                                           --------
                                            297,037
                                           --------
          Food--1.6%
  5,900   Albertson's, Inc................  122,012
  5,300   Campbell Soup Co................  163,081
  8,400   ConAgra Foods, Inc..............  194,544
  6,000   General Mills, Inc..............  280,740
  5,700   H.J. Heinz Co...................  201,894

Number of
 Shares                             Value
---------                         ----------
          Common Stocks (Continued)
  3,600   Hershey Foods Corp..... $  223,560
  5,700   Kellogg Co.............    253,308
  2,200   McCormick & Co., Inc...     71,896
  7,250   Safeway, Inc...........    163,778
 12,800   Sara Lee Corp..........    253,568
  2,150   SUPER VALU, INC........     70,112
 10,250   SYSCO Corp.............    370,947
 11,800   The Kroger Co.*........    224,554
  3,200   Wm. Wrigley Jr. Co.....    220,288
                                  ----------
                                   2,814,282
                                  ----------
          Forest Products & Paper--0.5%
  4,202   Georgia-Pacific Group..    133,624
  7,985   International Paper Co.    241,227
  1,800   Louisiana-Pacific Corp.     44,244
  3,041   MeadWestvaco Corp......     85,270
  3,000   Plum Creek Timber Co.,
          Inc....................    108,900
  2,000   Temple-Inland, Inc.....     74,300
  4,050   Weyerhaeuser Co........    257,782
                                  ----------
                                     945,347
                                  ----------
          Gas--0.2%
  2,800   KeySpan Corp...........    113,960
    700   NICOR, Inc.............     28,819
    600   Peoples Energy Corp....     26,076
  3,900   Sempra Energy..........    161,109
                                  ----------
                                     329,964
                                  ----------
          Hand/Machine Tools--0.1%
    900   Snap-on, Inc...........     30,870
  1,300   The Black & Decker
          Corp...................    116,805
  1,200   The Stanley Works......     54,648
                                  ----------
                                     202,323
                                  ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Healthcare--Products--3.7%
    850   Bausch & Lomb, Inc......... $   70,550
 10,050   Baxter International, Inc..    372,855
  4,100   Becton, Dickinson & Co.....    215,127
  4,062   Biomet, Inc................    140,708
 12,200   Boston Scientific Corp.*...    329,400
  1,700   C. R. Bard, Inc............    113,067
  5,350   Guidant Corp...............    360,055
 48,392   Johnson & Johnson..........  3,145,479
 19,650   Medtronic, Inc.............  1,017,674
  5,900   St. Jude Medical, Inc.*....    257,299
  6,100   Stryker Corp...............    290,116
  4,040   Zimmer Holdings, Inc.*.....    307,727
                                      ----------
                                       6,620,057
                                      ----------
          Healthcare--Services--1.8%
  4,800   Aetna, Inc.................    397,536
  6,850   HCA, Inc...................    388,190
  4,000   Health Management
          Associates, Inc., Class A..    104,720
  2,600   Humana, Inc.*..............    103,324
  2,200   Laboratory Corp. of America
          Holdings*..................    109,780
  1,350   Manor Care, Inc............     53,636
  3,000   Quest Diagnostics, Inc.....    159,810
  7,550   Tenet Healthcare Corp.*....     92,412
 20,600   UnitedHealth Group, Inc....  1,074,083
 10,000   Wellpoint, Inc.*...........    696,400
                                      ----------
                                       3,179,891
                                      ----------
          Home Builders--0.2%
  2,100   Centex Corp................    148,407
  1,400   KB HOME....................    106,722
  2,000   Pulte Homes, Inc...........    168,500
                                      ----------
                                         423,629
                                      ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Home Furnishings--0.1%
  1,250   Maytag Corp............... $   19,575
  1,100   Whirlpool Corp............     77,121
                                     ----------
                                         96,696
                                     ----------
          Household Products/Wares--0.5%
  1,700   Avery Dennison Corp.......     90,032
  2,400   Fortune Brands, Inc.......    213,120
  7,800   Kimberly-Clark Corp.......    488,202
  2,550   The Clorox Co.............    142,086
                                     ----------
                                        933,440
                                     ----------
          Housewares--0.1%
  4,400   Newell Rubbermaid, Inc....    104,896
                                     ----------
          Insurance--4.7%
  4,650   ACE Ltd. (Bermuda)........    208,553
  8,200   AFLAC, Inc................    354,896
  1,750   Ambac Financial Group,
          Inc.......................    122,080
 42,250   American International
          Group, Inc................  2,454,724
  5,150   Aon Corp..................    128,956
  2,150   CIGNA Corp................    230,115
  2,683   Cincinnati Financial Corp.    106,139
  2,225   Jefferson-Pilot Corp......    112,185
  2,850   Lincoln National Corp.....    133,722
  2,650   Loews Corp................    205,375
  8,650   Marsh & McLennan Cos.,
          Inc.......................    239,605
  2,175   MBIA, Inc.................    128,999
 11,950   MetLife, Inc..............    537,033
  1,550   MGIC Investment Corp......    101,091
  4,800   Principal Financial Group,
          Inc.......................    201,120

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  8,550   Prudential Financial, Inc. $  561,393
  2,100   SAFECO Corp...............    114,114
 10,850   The Allstate Corp.........    648,287
  3,250   The Chubb Corp............    278,233
  4,850   The Hartford Financial
          Services Group, Inc.......    362,683
  3,300   The Progressive Corp......    326,073
 10,920   The St. Paul Cos., Inc....    431,668
  1,700   Torchmark Corp............     88,740
  4,750   UnumProvident Corp........     87,020
  2,300   XL Capital Ltd., Class A
          (Bermuda).................    171,166
                                     ----------
                                      8,333,970
                                     ----------
          Internet--0.9%
 19,800   eBay, Inc.*...............    653,598
  1,950   Monster Worldwide, Inc.*..     55,926
 11,500   Symantec Corp.*...........    250,010
 21,350   Yahoo!, Inc.*.............    739,778
                                     ----------
                                      1,699,312
                                     ----------
          Iron/Steel--0.1%
  1,400   Allegheny Technologies,
          Inc.......................     30,884
  2,600   Nucor Corp................    118,612
  1,885   United States Steel Corp..     64,787
                                     ----------
                                        214,283
                                     ----------
          Leisure Time--0.5%
  1,600   Brunswick Corp............     69,312
  8,600   Carnival Corp.............    469,130
  4,650   Harley-Davidson, Inc......    230,640
  2,130   Sabre Holdings Corp.......     42,494
                                     ----------
                                        811,576
                                     ----------

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
          Lodging--0.4%
  3,000   Harrah's Entertainment,
          Inc.......................... $  216,210
  6,200   Hilton Hotels Corp...........    147,870
  3,200   Marriott International, Inc.,
          Class A......................    218,304
  3,500   Starwood Hotels & Resorts
          Worldwide, Inc...............    204,995
                                        ----------
                                           787,379
                                        ----------
          Machinery--Construction & Mining--0.3%
  5,550   Caterpillar, Inc.............    528,971
                                        ----------
          Machinery--Diversified--0.3%
    700   Cummins, Inc.................     52,227
  4,050   Deere & Co...................    265,234
  2,850   Rockwell Automation,
          Inc..........................    138,824
                                        ----------
                                           456,285
                                        ----------
          Media--3.4%
  8,300   Clear Channel
          Communications, Inc..........    256,719
 35,932   Comcast Corp., Class A*......  1,103,112
  1,100   Dow Jones & Co., Inc.........     38,995
  4,100   Gannett Co., Inc.............    291,633
  1,200   Knight-Ridder, Inc...........     73,608
    750   Meredith Corp................     36,795
 46,900   News Corp., Class A..........    758,842
  6,100   The McGraw-Hill Cos.,
          Inc..........................    269,925
  2,300   The New York Times Co.,
          Class A......................     71,645
 33,200   The Walt Disney Co...........    835,976
 76,275   Time Warner, Inc.*...........  1,274,556

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
   4,875  Tribune Co................. $   171,503
   4,700  Univision Communications,
          Inc.*......................     129,485
  26,220  Viacom Inc., Class B.......     839,564
                                      -----------
                                        6,152,358
                                      -----------
          Mining--0.5%
  14,206  Alcoa, Inc.................     371,203
   2,900  Freeport-McMoRan Copper
          & Gold, Inc., Class B......     108,576
   7,300  Newmont Mining Corp........     284,919
   1,600  Phelps Dodge Corp..........     148,000
                                      -----------
                                          912,698
                                      -----------
          Miscellaneous Manufacturing--5.7%
  12,500  3M Co......................     903,750
   1,500  Cooper Industries, Ltd.....      95,850
   4,500  Danaher Corp...............     235,530
   3,300  Dover Corp.................     120,054
   4,600  Eastman Kodak Co...........     123,510
   2,450  Eaton Corp.................     146,755
 172,650  General Electric Co........   5,982,322
  13,900  Honeywell International,
          Inc........................     509,157
   4,500  Illinois Tool Works, Inc...     358,560
   2,750  Ingersoll-Rand Co., Class A
          (Bermuda)..................     196,213
   1,500  ITT Industries, Inc........     146,445
   3,050  Leggett & Platt, Inc.......      81,069
   2,000  Pall Corp..................      60,720
   1,950  Parker-Hannifin Corp.......     120,920
   2,200  Textron, Inc...............     166,870
  32,810  Tyco International Ltd.
          (Bermuda)..................     958,052
                                      -----------
                                       10,205,777
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Office & Business Equipment--0.2%
   3,750  Pitney Bowes, Inc......... $   163,313
  15,550  Xerox Corp.*..............     214,434
                                     -----------
                                         377,747
                                     -----------
          Oil & Gas--7.5%
   1,400  Amerada Hess Corp.........     149,114
   3,813  Anadarko Petroleum
          Corp......................     313,238
   5,338  Apache Corp...............     344,835
   6,300  Burlington Resources, Inc.     348,012
  34,216  ChevronTexaco Corp........   1,913,358
  22,712  ConocoPhillips............   1,305,712
   7,700  Devon Energy Corp.........     390,236
   3,900  EOG Resources, Inc........     221,520
 103,650  Exxon Mobil Corp..........   5,956,765
   1,926  Kerr-McGee Corp...........     146,973
   5,650  Marathon Oil Corp.........     301,541
   2,400  Nabors Industries Ltd.
          (Barbados)*...............     145,488
   2,250  Noble Corp................     138,398
   6,500  Occidental Petroleum
          Corp......................     500,045
   1,700  Rowan Cos., Inc.*.........      50,507
   1,200  Sunoco, Inc...............     136,416
   5,300  Transocean, Inc.*.........     286,041
   4,450  Unocal Corp...............     289,473
   4,200  Valero Energy Corp........     332,262
   5,866  XTO Energy Inc............     199,385
                                     -----------
                                      13,469,319
                                     -----------
          Oil & Gas Services--0.9%
   5,550  Baker Hughes, Inc.........     283,938
   2,600  BJ Services Co............     136,448
   8,250  Halliburton Co............     394,515

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
   2,800  National Oilwell Varco,
          Inc.*..................... $   133,112
   9,650  Schlumberger Ltd..........     732,821
                                     -----------
                                       1,680,834
                                     -----------
          Packaging & Containers--0.1%
   1,800  Ball Corp.................      64,728
   1,700  Bemis Co., Inc............      45,118
   2,350  Pactiv Corp.*.............      50,713
   1,350  Sealed Air Corp.*.........      67,217
                                     -----------
                                         227,776
                                     -----------
          Pharmaceuticals--6.2%
  25,300  Abbott Laboratories.......   1,239,952
   2,150  Allergan, Inc.............     183,266
   1,700  AmerisourceBergen Corp....     117,555
  31,800  Bristol-Myers Squibb Co...     794,364
   7,025  Cardinal Health, Inc......     404,500
   7,400  Caremark Rx, Inc.*........     329,448
  18,450  Eli Lilly and Co..........   1,027,850
   2,400  Express Scripts, Inc.*....     119,952
   5,550  Forest Laboratories, Inc.*     215,618
   7,400  Gilead Sciences, Inc.*....     325,526
   2,540  Hospira, Inc.*............      99,060
   3,866  King Pharmaceuticals,
          Inc.*.....................      40,284
   4,547  Medco Health Solutions,
          Inc.*.....................     242,628
  35,800  Merck & Co., Inc..........   1,102,639
   4,350  Mylan Laboratories, Inc...      83,694
 121,035  Pfizer, Inc...............   3,338,144
  23,950  Schering-Plough Corp......     456,487
   1,750  Watson Pharmaceuticals,
          Inc.*.....................      51,730
  21,750  Wyeth.....................     967,875
                                     -----------
                                      11,140,572
                                     -----------

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Pipelines--0.3%
  5,400   Dynegy, Inc.*............... $ 26,244
 10,480   El Paso Corp................  120,730
  1,800   Kinder Morgan, Inc..........  149,760
  9,200   The Williams Cos., Inc......  174,800
                                       --------
                                        471,534
                                       --------
          Real Estate Investment Trusts--0.5%
  1,500   Apartment Investment &
          Management Co., Class A.....   61,380
  3,200   Archstone-Smith Trust.......  123,584
  6,600   Equity Office Properties
          Trust.......................  218,460
  4,650   Equity Residential..........  171,213
  3,000   ProLogis....................  120,720
  3,585   Simon Property Group,
          Inc.........................  259,877
                                       --------
                                        955,234
                                       --------
          Retail--6.6%
  3,600   AutoNation, Inc.*...........   73,872
  1,100   AutoZone, Inc.*.............  101,706
  4,800   Bed Bath & Beyond, Inc.*....  200,544
  4,850   Best Buy Co., Inc...........  332,468
  1,800   Big Lots, Inc.*.............   23,832
  3,100   Circuit City Stores-Circuit
          City Group..................   53,599
  7,800   Costco Wholesale Corp.......  349,596
 13,200   CVS Corp....................  383,724
  2,400   Darden Restaurants, Inc.....   79,152
  1,100   Dillard's, Inc..............   25,762
  4,912   Dollar General Corp.........  100,008
  2,700   Family Dollar Stores, Inc...   70,470
  2,800   Federated Department Stores,
          Inc.........................  205,184

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
  4,300   J. C. Penney Co., Inc.
          (Holding Co.).............. $   226,094
  5,300   Kohl's Corp.*..............     296,323
  6,150   Limited Brands.............     131,733
 12,600   Lowe's Cos., Inc...........     733,572
 20,650   McDonald's Corp............     573,038
  2,000   Nordstrom, Inc.............     135,940
  5,100   Office Depot, Inc.*........     116,484
  1,150   Officemax, Inc.............      34,236
  2,450   RadioShack Corp............      56,767
  1,697   Sears Holdings Corp.*......     254,329
 11,975   Staples, Inc...............     255,307
  6,350   Starbucks Corp.*...........     328,041
 14,400   Target Corp................     783,503
 12,250   The GAP, Inc...............     241,938
 34,950   The Home Depot, Inc........   1,359,554
  4,900   The May Department Stores
          Co.........................     196,784
  2,300   Tiffany & Co...............      75,348
  7,600   TJX Co., Inc...............     185,060
  3,550   Toys "R" Us, Inc.*.........      94,004
 54,450   Wal-Mart Stores, Inc.......   2,624,489
 16,600   Walgreen Co................     763,434
  1,900   Wendy's International, Inc.      90,535
  4,750   Yum! Brands, Inc...........     247,380
                                      -----------
                                       11,803,810
                                      -----------
          Savings & Loans--0.6%
  4,600   Golden West Financial
          Corp.......................     296,148
  5,900   Sovereign Bancorp, Inc.....     131,806
 14,300   Washington Mutual, Inc.....     581,867
                                      -----------
                                        1,009,821
                                      -----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Semiconductors--3.2%
   6,350  Advanced Micro Devices,
          Inc.*..................... $  110,109
   6,000  Altera Corp.*.............    118,920
   6,000  Analog Devices, Inc.......    223,860
  26,700  Applied Materials, Inc....    432,005
   4,900  Applied Micro Circuits
          Corp.*....................     12,544
   4,750  Broadcom Corp., Class A*..    168,673
   6,472  Freescale Semiconductor,
          Inc.*.....................    137,077
 100,500  Intel Corp................  2,619,029
   3,200  KLA-Tencor Corp...........    139,840
   4,950  Linear Technology Corp....    181,616
   6,300  LSI Logic Corp.*..........     53,487
   5,300  Maxim Integrated Products,
          Inc.......................    202,513
  10,000  Micron Technology, Inc.*..    102,100
   5,600  National Semiconductor
          Corp......................    123,368
   2,250  Novellus Systems, Inc.*...     55,598
   2,700  NVIDIA Corp.*.............     72,144
   2,900  PMC--Sierra, Inc.*........     27,057
   1,500  QLogic Corp.*.............     46,305
   3,150  Teradyne, Inc.*...........     37,706
  27,050  Texas Instruments Inc.....    759,293
   5,700  Xilinx, Inc...............    145,350
                                     ----------
                                      5,768,594
                                     ----------
          Software--4.3%
   7,900  Adobe Systems, Inc........    226,098
   3,700  Autodesk, Inc.............    127,169
   9,450  Automatic Data Processing,
          Inc.......................    396,617

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                             Value
---------                         ----------
          Common Stocks (Continued)
   3,550  BMC Software, Inc.*.... $   63,723
   2,700  Citrix Systems, Inc.*..     58,482
   8,600  Computer Associates
          International, Inc.....    236,328
   6,250  Compuware Corp.*.......     44,938
   5,000  Electronic Arts, Inc.*.    283,050
  12,696  First Data Corp........    509,617
   3,100  Fiserv, Inc.*..........    133,145
   3,600  IMS Health, Inc........     89,172
   3,050  Intuit, Inc.*..........    137,586
   1,400  Mercury Interactive
          Corp.*.................     53,704
 163,600  Microsoft Corp.........  4,063,823
   6,150  Novell, Inc.*..........     38,130
  71,900  Oracle Corp. *.........    949,079
   4,400  Parametric Technology
          Corp.*.................     28,072
   8,400  Siebel Systems, Inc....     74,760
   6,950  VERITAS Software
          Corp.*.................    169,580
                                  ----------
                                   7,683,073
                                  ----------
          Telecommunications--5.7%
   1,864  ADC Telecommunications,
          Inc.*..................     40,579
   5,350  ALLTEL Corp............    333,198
   2,550  Andrew Corp.*..........     32,538
  13,039  AT&T Corp..............    248,263
   7,687  Avaya, Inc.*...........     63,956
  29,750  BellSouth Corp.........    790,458
   2,150  CenturyTel, Inc........     74,455
   9,300  CIENA Corp.*...........     19,437
 104,000  Cisco Systems, Inc.*...  1,987,439

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  5,450   Citizens Communications
          Co.......................... $    73,248
  3,250   Comverse Technology,
          Inc.*.......................      76,863
 23,500   Corning, Inc.*..............     390,570
 23,550   JDS Uniphase Corp.*.........      35,796
 72,100   Lucent Technologies, Inc.*..     209,811
 39,900   Motorola, Inc...............     728,574
 18,300   Nextel Communications,
          Inc.*.......................     591,273
 26,600   QUALCOMM, Inc...............     878,065
 27,159   Qwest Communications
          International, Inc.*........     100,760
 53,750   SBC Communications, Inc.....   1,276,562
  2,450   Scientific-Atlanta, Inc.....      81,512
 24,050   Sprint Corp. (FON Group)....     603,415
  7,200   Tellabs, Inc.*..............      62,640
 45,016   Verizon Communications,
          Inc.........................   1,555,302
                                       -----------
                                        10,254,714
                                       -----------
          Textiles--0.1%
  2,400   Cintas Corp.................      92,640
                                       -----------
          Toys/Games/Hobbies--0.1%
  2,700   Hasbro, Inc.................      56,133
  6,650   Mattel, Inc.................     121,695
                                       -----------
                                           177,828
                                       -----------
          Transportation--1.5%
  6,150   Burlington Northern Santa Fe
          Corp........................     289,542
  3,550   CSX Corp....................     151,443
  4,900   FedEx Corp..................     396,949
  6,600   Norfolk Southern Corp.......     204,336

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                    Value
----------                              ------------
           Common Stocks (Continued)
     1,050 Ryder System, Inc........... $     38,430
     4,250 Union Pacific Corp..........      275,400
    18,200 United Parcel Service, Inc.,
           Class B.....................    1,258,712
                                        ------------
                                           2,614,812
                                        ------------
           Total Common Stocks
           (Cost $162,638,656).........  177,302,019
                                        ------------

Principal
 Amount
----------
           United States Government
           Agencies & Obligations--0.2%
           United States Treasury Bill--0.2%
$  350,000 2.93%, 9/08/05+
           (Cost $348,032).............      347,995
                                        ------------

Number of
 Shares
----------
           Money Market Fund--0.7%
 1,263,261 BNY Hamilton Money Fund
           (Hamilton Shares), 3.01% (a)
           (Cost $1,263,261)...........    1,263,261
                                        ------------
           Total Investments
           (Cost $164,249,949) (b)--
           99.9%.......................  178,913,275
           Other assets less
           liabilities--0.1%...........       96,186
                                        ------------
           Net Assets--100.0%.......... $179,009,461
                                        ------------

*  Non-income producing security.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills. This is the actual collateral for the S&P 500 Index future.
(a)Represents annualized 7 day yield at June 30, 2005.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005., net unrealized appreciation was $14,663,326 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $18,730,571 and aggregate gross unrealized depreciation of $4,067,245.

At June 30, 2005, the S&P 500 Index Fund had entered into exchanged traded financial futures contracts as described below:

                                                Unrealized
                                              Depreciation at
                  Index   Maturity               June 30,
                  Future    Date    Contracts      2005
                  ------  --------  --------- ---------------
                  S&P 500 September
                   Index    2005       27         $(4,881)

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $162,986,688)........................ $177,650,014
            Affiliated investments at market value,
             (Cost $1,263,261)..........................    1,263,261
            Receivables:
             Capital stock sold.........................      627,841
             Dividends..................................      240,708
             Interest...................................        8,179
            Other assets................................       11,935
                                                         ------------
             Total Assets...............................  179,801,938
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      356,541
             Investments purchased......................      334,212
             Services provided by The Bank of
              New York..................................       36,435
             Variation margin...........................       14,592
            Accrued expenses and other liabilities......       50,697
                                                         ------------
             Total Liabilities..........................      792,477
                                                         ------------
          Net Assets:................................... $179,009,461
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     22,038
            Paid in capital.............................  169,857,516
            Undistributed net investment income.........       88,925
            Accumulated net realized loss on
             investments and futures....................   (5,617,463)
            Net unrealized appreciation on
             investments and futures....................   14,658,445
                                                         ------------
          Net Assets.................................... $179,009,461
                                                         ------------
          Institutional Shares:
            Net assets.................................. $178,224,868
                                                         ------------
            Shares outstanding..........................   21,941,467
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.12
                                                         ------------
          Investor Shares:
            Net assets.................................. $    784,593
                                                         ------------
            Shares outstanding..........................       96,498
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.13
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000
          Investor Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

           Investment Income:
             Dividends................................. $ 1,362,865
             Interest from affiliated fund.............      47,331
             Interest..................................       6,988
                                                        -----------
              Total Income.............................   1,417,184
                                                        -----------
           Expenses:
             Advisory..................................     187,555
             Administration............................      93,778
             Custodian.................................      24,785
             Registration and filings..................      14,562
             Transfer agent............................      14,223
             Directors.................................       8,841
             Audit.....................................       7,588
             Reports to shareholders...................       3,375
             Legal.....................................       2,477
             12b-1 fee--Investor Shares................       1,331
             Insurance.................................         921
             Cash management...........................         768
             Other.....................................      16,580
                                                        -----------
              Total Expenses...........................     376,784
             Fees waived by The Bank of New York
              (Note 3).................................    (113,713)
                                                        -----------
              Net Expenses.............................     263,071
                                                        -----------
              Net Investment Income....................   1,154,113
                                                        -----------
           Realized and Unrealized Gain
            (Loss) on Investments and
            Futures:
             Net realized gain on:
              Investments..............................   2,153,358
              Futures..................................      95,192
                                                        -----------
             Net realized gain on investments and
              futures..................................   2,248,550
                                                        -----------
             Decrease in unrealized appreciation/
              depreciation on:
              Investments..............................  (4,577,662)
              Futures..................................     (23,151)
                                                        -----------
             Net unrealized loss on investments and
              futures..................................  (4,600,813)
                                                        -----------
             Net realized and unrealized loss on
              investments and futures..................  (2,352,263)
                                                        -----------
             Net decrease in net assets resulting from
              operations............................... $(1,198,150)
                                                        -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2005      Year Ended
                                                                                (Unaudited)    December 31, 2004
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  1,154,113     $  1,766,963
  Net realized gain on investments and futures...............................      2,248,550        2,037,201
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and futures...............................................................     (4,600,813)       7,337,262
                                                                                ------------     ------------
   Net increase (decrease) in net assets resulting from operations...........     (1,198,150)      11,141,426
                                                                                ------------     ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.................     (1,060,155)      (1,737,258)
                          Investor Shares....................................         (5,033)         (15,976)
                                                                                ------------     ------------
                                                                                  (1,065,188)      (1,753,234)
                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................    153,852,967       85,537,047
                      Investor Shares........................................        588,763          957,051
  Proceeds from shares issued on reinvestment of
   dividends: Institutional Shares...........................................        706,031        1,376,997
          Investor Shares....................................................          4,448           15,859
  Value of capital stock repurchased: Institutional Shares...................    (93,207,259)     (69,340,239)
                       Investor Shares.......................................     (1,041,606)        (494,626)
                                                                                ------------     ------------
  Net increase in net assets resulting from capital stock transactions.......     60,903,344       18,052,089
                                                                                ------------     ------------
   Increase in Net Assets....................................................     58,640,006       27,440,281
Net Assets:
  Beginning of year..........................................................    120,369,455       92,929,174
                                                                                ------------     ------------
  End of period (includes undistributed net investment income of $88,925 at
   June 30, 2005)............................................................   $179,009,461     $120,369,455
                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................     18,862,188       11,045,265
         Investor Shares.....................................................         73,961          123,196
  Shares issued on reinvestment of dividends: Institutional Shares...........         86,560          174,241
                            Investor Shares..................................            546            1,995
  Shares repurchased: Institutional Shares...................................    (11,437,234)      (8,944,562)
              Investor Shares................................................       (131,190)         (63,091)
                                                                                ------------     ------------
   Net increase..............................................................      7,454,831        2,337,044
  Shares outstanding, beginning of year......................................     14,583,134       12,246,090
                                                                                ------------     ------------
  Shares outstanding, end of period..........................................     22,037,965       14,583,134
                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights


                                                                   Institutional Shares
                                           -----------------------------------------------------------------
                                            Six Months                                          For the Period
                                               Ended            Year Ended December 31,         April 28, 2000*
                                           June 30, 2005 ------------------------------------       through
                                            (Unaudited)    2004      2003     2002      2001     December 31,
                                           ------------- --------  -------  -------   -------        2000
PER SHARE DATA:
Net asset value at beginning of period....   $   8.25    $   7.59  $  6.00  $  7.83   $  9.07       $ 10.00
                                             --------    --------  -------  -------   -------       -------
Gain (loss) from investment operations
Net investment income.....................       0.06        0.13     0.10     0.09      0.09          0.07
Net realized and unrealized gain (loss) on
 investments and futures..................      (0.14)       0.66     1.58    (1.84)    (1.21)        (0.94)
                                             --------    --------  -------  -------   -------       -------
  Total from investment operations........      (0.08)       0.79     1.68    (1.75)    (1.12)        (0.87)
                                             --------    --------  -------  -------   -------       -------
Dividends and distributions
Dividends from net investment income......      (0.05)      (0.13)   (0.09)   (0.08)    (0.09)        (0.06)
Distributions from capital gains..........         --          --       --       --     (0.03)           --
                                             --------    --------  -------  -------   -------       -------
  Total dividends and distributions.......      (0.05)      (0.13)   (0.09)   (0.08)    (0.12)        (0.06)
                                             --------    --------  -------  -------   -------       -------
Net asset value at end of period..........   $   8.12    $   8.25  $  7.59  $  6.00   $  7.83       $  9.07
                                             --------    --------  -------  -------   -------       -------
TOTAL RETURN:
Total investment return based on
 net asset value/(a)/.....................      (0.95)%     10.46%   28.17%  (22.43)%  (12.44)%       (8.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................   $178,225    $119,104  $92,237  $57,266   $27,380       $17,718
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................       0.35%**     0.35%    0.35%    0.35%     0.35%         0.35%**
  Expenses, prior to waiver from The Bank
   of New York............................       0.50%**     0.65%    0.82%    0.96%     1.59%         1.91%**
  Net investment income, net of waiver
   from The Bank of New York..............       1.54%**     1.70%    1.44%    1.34%     1.09%         1.00%**
Portfolio turnover rate...................          6%         17%      40%      32%       94%           33%

* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                             Investor Shares
                                            -----------------------------------------------
                                                               Year Ended     For the period
                                            Six Months Ended  December 31,    July 25, 2002*
                                             June 30, 2005   --------------       through
                                              (Unaudited)     2004    2003   December 31, 2002
                                            ---------------- ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $ 8.26      $ 7.60  $ 6.00       $ 5.76
                                                 ------      ------  ------       ------
Gain (loss) from investment operations
Net investment income......................        0.05        0.12    0.08         0.04
Net realized and unrealized gain (loss) on
  investments and futures..................       (0.14)       0.65    1.59         0.24
                                                 ------      ------  ------       ------
 Total from investment operations..........       (0.09)       0.77    1.67         0.28
                                                 ------      ------  ------       ------
Dividends and distributions
Dividends from net investment income.......       (0.04)      (0.11)  (0.07)       (0.04)
                                                 ------      ------  ------       ------
Net asset value at end of period...........      $ 8.13      $ 8.26  $ 7.60       $ 6.00
                                                 ------      ------  ------       ------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/.....................       (1.08)%     10.20%  27.90%        4.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $  784      $1,265  $  692       $   30
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.60%**     0.60%   0.60%        0.60%**
 Expenses, prior to waiver from The Bank of
   New York................................        0.75%**     0.89%   1.06%        1.14%**
 Net investment income, net of waiver from
   The Bank of New York....................        1.22%**     1.49%   1.17%        1.34%**
Portfolio turnover rate....................           6%         17%     40%          32%

* Commencement of offering of shares.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--92.4%
          Aerospace/Defense--2.6%
 38,100   MTC Technologies, Inc.*.... $1,403,223
                                      ----------
          Banks--6.8%
 69,800   Amegy Bancorp, Inc.........  1,562,124
 15,700   East West Bancorp, Inc.....    527,363
 64,200   Umpqua Holdings Corp.......  1,511,268
                                      ----------
                                       3,600,755
                                      ----------
          Biotechnology--2.9%
 31,700   Charles River Laboratories
          International, Inc.*.......  1,529,525
                                      ----------
          Building Materials--3.0%
 37,900   Universal Forest Products,
          Inc........................  1,570,955
                                      ----------
          Chemicals--2.5%
 40,200   Cabot Corp.................  1,326,600
                                      ----------
          Commercial Services--7.4%
 21,200   Landauer, Inc..............  1,100,492
 51,600   NCO Group, Inc.*...........  1,116,108
 44,400   Ritchie Bros. Auctioneers,
          Inc. (Canada)..............  1,711,620
                                      ----------
                                       3,928,220
                                      ----------
          Computers--2.0%
 22,500   Cognizant Technology
          Solutions Corp.*...........  1,060,425
                                      ----------
          Diversified Financial Services--4.2%
 49,100   CapitalSource, Inc.*.......    963,833
 32,100   National Financial Partners
          Corp.......................  1,256,394
                                      ----------
                                       2,220,227
                                      ----------

Number of
 Shares                              Value
---------                          ----------
          Common Stocks (Continued)
          Electric--2.9%
 71,500   Cleco Corp.............. $1,542,255
                                   ----------
          Environmental Control--3.0%
 31,300   Stericycle, Inc.*.......  1,575,016
                                   ----------
          Food--2.6%
 45,600   Performance Food Group
          Co.*....................  1,377,576
                                   ----------
          Healthcare-Products--4.4%
 15,200   Cooper Cos., Inc........    925,072
 39,100   Respironics, Inc.*......  1,411,901
                                   ----------
                                    2,336,973
                                   ----------
          Home Builders--5.8%
 17,600   Standard Pacific Corp...  1,547,920
 49,300   Thor Industries, Inc....  1,549,499
                                   ----------
                                    3,097,419
                                   ----------
          Household Products/Wares--3.0%
 69,400   Tupperware Corp.........  1,621,878
                                   ----------
          Housewares--2.5%
 35,000   The Toro Co.............  1,351,350
                                   ----------
          Internet--2.0%
 81,100   Akamai Technologies,
          Inc.*...................  1,064,843
                                   ----------
          Leisure Time--3.3%
 53,300   Life Time Fitness, Inc.*  1,748,773
                                   ----------
          Machinery-Diversified--2.9%
 58,800   Cognex Corp.............  1,539,972
                                   ----------
          Media--2.0%
 28,000   Scholastic Corp.*.......  1,079,400
                                   ----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Miscellaneous Manufacturing--3.9%
  9,700   CUNO, Inc.*................ $  692,968
 35,200   Matthews International
          Corp., Class A.............  1,371,392
                                      ----------
                                       2,064,360
                                      ----------
          Oil & Gas--2.7%
 49,200   St. Mary Land & Exploration
          Co.........................  1,425,816
                                      ----------
          Oil & Gas Services--5.0%
 26,500   Cal Dive International,
          Inc.*......................  1,387,805
 34,600   Universal Compression
          Holdings, Inc.*............  1,253,904
                                      ----------
                                       2,641,709
                                      ----------
          Pharmaceuticals--2.1%
 58,300   Prestige Brands Holdings,
          Inc.*......................  1,136,850
                                      ----------
          Retail--7.7%
 18,600   A.C. Moore Arts & Crafts,
          Inc.*......................    587,946
 31,800   Hibbett Sporting Goods,
          Inc.*......................  1,203,312
 38,400   O'Reilly Automotive,
          Inc.*......................  1,144,704
 23,500   Tractor Supply Co.*........  1,153,850
                                      ----------
                                       4,089,812
                                      ----------
          Semiconductors--2.5%
 93,200   Mykrolis Corp.*............  1,324,372
                                      ----------

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
          Telecommunications--2.7%
  105,500 Newport Corp.*................ $ 1,462,230
                                         -----------
          Total Common Stocks
          (Cost $46,177,697)............  49,120,534
                                         -----------
          Mutual Funds--2.9%
   23,600 Tortoise Energy Capital
          Corp.*........................     585,280
   31,268 Tortoise Energy Infrastructure
          Corp..........................     986,818
                                         -----------
          Total Mutual Funds
          (Cost $1,503,591).............   1,572,098
                                         -----------
          Money Market Fund--9.3%
4,941,868 BNY Hamilton Money Fund
          (Hamilton Shares), 3.01%(a)
          (Cost $4,941,868).............   4,941,868
                                         -----------
          Total Investments
          (Cost $52,623,156)(b)--
          104.6%........................  55,634,500
          Liabilities in excess of other
          assets--(4.6%)................  (2,457,768)
                                         -----------
          Net Assets--100.0%............ $53,176,732
                                         -----------

* Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2005.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $3,011,344 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,402,068, and aggregate gross unrealized depreciation of $390,724.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

         Assets:
           Non-affiliated investments at market value,
            (Cost $47,681,288)............................ $ 50,692,632
           Affiliated investments at market value, (Cost
            $4,941,868)...................................    4,941,868
           Receivables:
            Capital stock sold............................    2,670,613
            Dividends.....................................       27,816
            Interest......................................        8,111
           Other assets...................................       32,676
                                                           ------------
            Total Assets..................................   58,373,716
                                                           ------------
         Liabilities:
           Payables:
            Investments purchased.........................    4,473,267
            Capital stock repurchased.....................      679,513
            Services provided by The Bank of
             New York.....................................       15,186
           Accrued expenses and other liabilities.........       29,018
                                                           ------------
            Total Liabilities.............................    5,196,984
                                                           ------------
         Net Assets:...................................... $ 53,176,732
                                                           ------------
         Sources of Net Assets:
           Capital stock @ par............................ $      4,973
           Paid in capital................................   50,126,819
           Undistributed net investment income............       13,997
           Accumulated net realized gain on
            investments...................................       19,599
           Net unrealized appreciation on
            investments...................................    3,011,344
                                                           ------------
         Net Assets....................................... $ 53,176,732
                                                           ------------
         Class A Shares:
           Net assets..................................... $    558,790
                                                           ------------
           Shares outstanding.............................       52,327
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.68
           Maximum sales charge--5.25% of public
            offering price................................         0.59
                                                           ------------
           Maximum offering price......................... $      11.27
                                                           ------------
         Institutional Shares:
           Net assets..................................... $ 52,617,942
                                                           ------------
           Shares outstanding.............................    4,920,206
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.69
                                                           ------------
         Class A Shares authorized @ $.001 par value......  200,000,000
         Institutional Shares authorized @ $.001 par
          value...........................................  200,000,000

* Commencement of investment operations.

                            Statement of Operations

        For the period March 2, 2005* through June 30, 2005 (Unaudited)


           Investment Income:
             Dividends (net of foreign withholding taxes
              of $483)................................... $   65,317
             Interest from affiliated fund...............     19,696
             Interest....................................      1,862
                                                          ----------
              Total Income...............................     86,875
                                                          ----------
           Expenses:
             Advisory....................................     54,476
             Transfer agent..............................     11,339
             Administration..............................      9,079
             Directors...................................      7,642
             Custodian...................................      5,888
             Registration and filings....................      5,698
             Audit.......................................      4,589
             Reports to shareholders.....................      2,165
             Legal.......................................      1,377
             12b-1 fee--Class A Shares...................        244
             Cash management.............................        151
             Other.......................................      4,465
                                                          ----------
              Total Expenses.............................    107,113
             Fees waived by The Bank of New York
              (Note 3)...................................    (34,235)
                                                          ----------
              Net Expenses...............................     72,878
                                                          ----------
              Net Investment Income......................     13,997
                                                          ----------
           Realized and Unrealized Gain
            on Investments:
             Net realized gain on investments............     19,599
             Increase in unrealized appreciation/
              depreciation on investments................  3,011,344
                                                          ----------
             Net realized and unrealized gain on
              investments................................  3,030,943
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $3,044,940
                                                          ----------

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Statement of Changes in Net Assets

                                                                                            For the Period
                                                                                            March 2, 2005*
                                                                                               through
                                                                                            June 30, 2005
                                                                                             (Unaudited)
                                                                                            --------------
Operations:
  Net investment income....................................................................  $     13,997
  Net realized gain on investments.........................................................        19,599
  Increase in unrealized appreciation/depreciation on investments..........................     3,011,344
                                                                                             ------------
   Net increase in net assets resulting from operations....................................     3,044,940
                                                                                             ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.........................................       768,408
                     Institutional Shares..................................................    74,127,464
  Value of capital stock repurchased: Class A Shares.......................................      (239,014)
                      Institutional Shares.................................................   (24,525,066)
                                                                                             ------------
   Net increase in net assets resulting from capital stock transactions....................    50,131,792
                                                                                             ------------
   Increase in Net Assets..................................................................    53,176,732
Net Assets:
  Beginning of period......................................................................            --
                                                                                             ------------
  End of period (includes undistributed net investment income of $13,997 at June 30, 2005).  $ 53,176,732
                                                                                             ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares..............................................................        75,977
         Institutional Shares..............................................................     7,361,387
  Shares repurchased: Class A Shares.......................................................       (23,650)
             Institutional Shares..........................................................    (2,441,181)
                                                                                             ------------
   Net increase............................................................................     4,972,533
  Shares outstanding, beginning of period..................................................            --
                                                                                             ------------
  Shares outstanding, end of period........................................................     4,972,533
                                                                                             ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

         Financial Highlights

                                                                 Class A Shares
                                                              ---------------------
                                                                 For the Period
                                                                 March 2, 2005*
                                                              through June 30, 2005
                                                                   (Unaudited)
                                                              ---------------------
PER SHARE DATA:
Net asset value at beginning of period.......................        $10.00
                                                                     ------
Gain from investment operations
Net investment income........................................            --/(1)/
Net realized and unrealized gain on investments..............          0.68
                                                                     ------
 Total from investment operations............................          0.68
                                                                     ------
Net asset value at end of period.............................        $10.68
                                                                     ------
TOTAL RETURN:
Total investment return based on net asset value/(a)/........          7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..................        $  559
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York...........          1.25%**
 Expenses, prior to waiver from The Bank of New York.........          1.77%**
 Net investment loss, net of waiver from The Bank of New York         (0.11)%**
Portfolio turnover rate......................................             2%

* Commencement of investment operations.
**Annualized.
(1)Less than $0.01 per share.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Core Equity Fund

                                                                Institutional Shares
                                                                ---------------------
                                                                   For the Period
                                                                   March 2, 2005*
                                                                through June 30, 2005
                                                                     (Unaudited)
                                                                ---------------------
PER SHARE DATA:
Net asset value at beginning of period.........................        $ 10.00
                                                                       -------
Gain from investment operations
Net investment income..........................................           0.01
Net realized and unrealized gain on investments................           0.68
                                                                       -------
 Total from investment operations..............................           0.69
                                                                       -------
Dividends
Dividends from net investment income...........................             --
                                                                       -------
Net asset value at end of period...............................        $ 10.69
                                                                       -------
TOTAL RETURN:
Total investment return based on net asset value/(a)/..........           7.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................        $52,618
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............           1.00%**
 Expenses, prior to waiver from The Bank of New York...........           1.47%**
 Net investment income, net of waiver from The Bank of New York           0.20%**
Portfolio turnover rate........................................              2%

* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks--98.9%
          Apparel--4.7%
  19,360  Oxford Industries, Inc.... $   833,448
 507,350  Phillips-Van Heusen Corp..  16,585,272
 443,000  The Warnaco Group,
          Inc.*.....................  10,299,750
 281,040  Wolverine World Wide,
          Inc.......................   6,747,770
                                     -----------
                                      34,466,240
                                     -----------
          Banks--3.0%
 138,170  Boston Private Financial
          Holdings, Inc.............   3,481,884
  62,290  Community Banks, Inc......   1,614,557
 852,540  UCBH Holdings, Inc........  13,845,249
  27,750  Westamerica Bancorp.......   1,465,478
  39,330  Wilmington Trust Corp.....   1,416,273
                                     -----------
                                      21,823,441
                                     -----------
          Beverages--0.7%
 162,430  Peet's Coffee & Tea, Inc.*   5,366,687
                                     -----------
          Biotechnology--3.8%
 283,480  Charles River Laboratories
          International, Inc.*......  13,677,910
 284,320  Martek Biosciences
          Corp.*....................  10,789,944
 388,280  Tercica, Inc.*............   3,374,153
                                     -----------
                                      27,842,007
                                     -----------
          Chemicals--1.4%
 295,140  Airgas, Inc...............   7,281,103
 113,250  Cabot Microelectronics
          Corp.*....................   3,283,118
                                     -----------
                                      10,564,221
                                     -----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Commercial Services--4.4%
 324,580  CoStar Group, Inc.*........ $14,151,688
 294,870  Education Management
          Corp.*.....................   9,945,965
 186,210  Forrester Research, Inc.*..   3,320,124
  34,890  Strayer Education, Inc.....   3,009,611
 231,650  The Princeton Review,
          Inc.*......................   1,350,520
                                      -----------
                                       31,777,908
                                      -----------
          Computers--1.9%
 135,300  Kronos, Inc.*..............   5,464,767
  97,980  M-Systems Flash Disk
          Pioneers Ltd. (Israel)*....   1,878,277
 174,990  Manhattan Associates,
          Inc.*......................   3,361,557
 217,680  Perot Systems Corp.,
          Class A*...................   3,095,410
                                      -----------
                                       13,800,011
                                      -----------
          Distribution/Wholesale--1.8%
 428,170  Bell Microproducts, Inc.*..   4,024,798
 249,460  SCP Pool Corp..............   8,753,551
                                      -----------
                                       12,778,349
                                      -----------
          Diversified Financial Services--1.4%
 252,310  National Financial Partners
          Corp.......................   9,875,413
  18,100  Piper Jaffray Cos., Inc.*..     550,783
                                      -----------
                                       10,426,196
                                      -----------
          Electrical Equipment and
          Components--1.6%
 226,410  Belden CDT, Inc............   4,799,892
 302,130  Greatbatch, Inc.*..........   7,220,907
                                      -----------
                                       12,020,799
                                      -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
          Electronics--4.3%
 157,440  Cogent, Inc.*........... $ 4,494,912
 199,550  Coherent, Inc.*.........   7,185,796
 170,100  Photon Dynamics, Inc.*..   3,505,761
 613,090  Plexus Corp.*...........   8,724,270
 192,540  Trimble Navigation Ltd.*   7,503,284
                                   -----------
                                    31,414,023
                                   -----------
          Energy-Alternate Sources--0.5%
 264,510  KFx, Inc.*..............   3,779,848
                                   -----------
          Engineering and Construction--1.3%
 219,300  Dycom Industries, Inc.*.   4,344,333
 248,650  The Shaw Group, Inc.*...   5,348,462
                                   -----------
                                     9,692,795
                                   -----------
          Entertainment--0.6%
  73,040  International Speedway
          Corp....................   4,109,230
                                   -----------
          Food--3.1%
 497,310  Performance Food Group
          Co.*....................  15,023,735
 250,050  United Natural Foods,
          Inc.*...................   7,594,019
                                   -----------
                                    22,617,754
                                   -----------
          Healthcare-Products--7.6%
 159,160  Conceptus, Inc.*........     899,254
 283,440  Digirad Corp.*..........   1,519,238
 452,800  Merit Medical Systems,
          Inc.*...................   6,977,648
 169,090  NuVasive, Inc.*.........   2,810,276
 382,895  PSS World Medical, Inc.*   4,767,043
 355,420  Respironics, Inc.*......  12,834,215

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
 127,150  Shamir Optical Industry Ltd.
          (Israel)*................... $ 2,053,473
 289,210  Sybron Dental Specialties,
          Inc.*.......................  10,880,080
 300,440  Wright Medical Group,
          Inc.*.......................   8,021,748
 172,190  Zoll Medical Corp.*.........   4,382,236
                                       -----------
                                        55,145,211
                                       -----------
          Healthcare-Services--5.5%
 312,340  American Healthways,
          Inc.*.......................  13,202,612
  15,450  AmeriGroup Corp.*...........     621,090
   9,050  Centene Corp.*..............     303,899
 144,750  LabOne, Inc.*...............   5,762,498
 151,440  LifePoint Hospitals, Inc.*..   7,650,749
   6,350  Molina Healthcare, Inc.*....     281,051
  76,300  United Surgical Partners
          International, Inc.*........   3,973,704
 402,420  VistaCare, Inc.*............   7,432,697
  20,800  Wellcare Health Plans,
          Inc.*.......................     738,608
                                       -----------
                                        39,966,908
                                       -----------
          Household Products & Wares--1.1%
  15,100  Central Garden & Pet
          Co.*........................     741,712
 330,150  Fossil, Inc.*...............   7,494,405
                                       -----------
                                         8,236,117
                                       -----------
          Insurance--1.5%
 270,040  ProAssurance Corp.*.........  11,276,870
                                       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Internet--5.6%
 125,190  aQuantive, Inc.*.......... $ 2,218,367
 134,910  Blue Coat Systems, Inc.*..   4,031,111
 185,090  Digital River, Inc.*......   5,876,608
 129,440  F5 Networks, Inc.*........   6,114,098
 162,850  j2 Global Communications,
          Inc.*.....................   5,608,554
 456,500  RSA Security, Inc.*.......   5,240,620
 890,670  Sapient Corp.*............   7,063,013
 705,700  TIBCO Software, Inc.*.....   4,615,278
                                     -----------
                                      40,767,649
                                     -----------
          Machinery--Diversified--1.0%
 216,340  Briggs & Stratton Corp....   7,489,691
                                     -----------
          Media--2.6%
 367,570  Radio One, Inc., Class D*.   4,693,869
 364,710  Scholastic Corp.*.........  14,059,570
                                     -----------
                                      18,753,439
                                     -----------
          Miscellaneous Manufacturing--0.3%
  97,970  Acuity Brands, Inc........   2,516,849
                                     -----------
          Oil & Gas--1.5%
  57,220  Atwood Oceanics, Inc.*....   3,522,463
 654,150  Grey Wolf, Inc.*..........   4,847,252
 113,290  Todco, Class A*...........   2,908,154
                                     -----------
                                      11,277,869
                                     -----------
          Oil & Gas Services--2.4%
 180,670  Core Laboratories NV
          (Netherlands)*............   4,845,569
 148,110  Oceaneering International,
          Inc.*.....................   5,724,452
 406,100  Superior Energy Services,
          Inc.*.....................   7,228,580
                                     -----------
                                      17,798,601
                                     -----------

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Pharmaceuticals--9.6%
 254,010  Alkermes, Inc.*.......... $ 3,358,012
 287,010  Amylin Pharmaceuticals,
          Inc.*....................   6,007,119
 408,550  Connetics Corp.*.........   7,206,822
 203,310  Cubist Pharmaceuticals,
          Inc.*....................   2,677,593
 430,500  Discovery Laboratories,
          Inc.*....................   3,138,345
 177,000  Medicis Pharmaceutical
          Corp., Class A...........   5,616,210
 187,180  Neurocrine Biosciences,
          Inc.*....................   7,872,791
 250,910  NPS Pharmaceuticals,
          Inc.*....................   2,847,829
 694,470  Prestige Brands Holdings,
          Inc.*....................  13,542,165
 726,650  VCA Antech, Inc.*........  17,621,262
                                    -----------
                                     69,888,148
                                    -----------
          Retail--13.3%
 590,530  A.C. Moore Arts & Crafts,
          Inc.*....................  18,666,653
 415,150  AnnTaylor Stores Corp.*..  10,079,842
  70,490  BJ's Restaurants, Inc.*..   1,433,767
 406,080  Dick's Sporting Goods,
          Inc.*....................  15,670,627
 709,500  Fred's, Inc..............  11,763,510
 741,360  Hot Topic, Inc.*.........  14,174,803
  25,750  Jo-Ann Stores, Inc.*.....     679,543
  76,150  MarineMax, Inc.*.........   2,379,688
 279,400  PETCO Animal Supplies,
          Inc.*....................   8,192,008

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
 111,800  The Cheesecake Factory,
          Inc.*................... $ 3,882,814
  86,950  Tractor Supply Co.*.....   4,269,245
 322,830  West Marine, Inc.*......   5,830,310
                                   -----------
                                    97,022,810
                                   -----------
          Savings & Loans--1.6%
 249,110  Commercial Capital
          Bancorp.................   4,162,628
  88,330  Dime Community
          Bancshares..............   1,342,616
 190,440  Flushing Financial Corp.   3,504,096
  81,975  PFF Bancorp, Inc........   2,483,023
                                   -----------
                                    11,492,363
                                   -----------
          Semiconductors--6.2%
 459,900  Entegris, Inc.*.........   4,553,010
 333,000  Fairchild Semiconductor
          International, Inc.*....   4,911,750
 205,060  FormFactor, Inc.*.......   5,417,685
 403,330  O2Micro International
          Ltd.*...................   5,666,787
 470,810  Semtech Corp.*..........   7,838,987
 295,240  Tessera Technologies,
          Inc.*...................   9,863,968
 533,510  Zoran Corp.*............   7,090,348
                                   -----------
                                    45,342,535
                                   -----------
          Software--1.4%
 349,150  FileNET Corp.*..........   8,777,631
 214,780  Phase Forward, Inc.*....   1,460,504
                                   -----------
                                    10,238,135
                                   -----------

Number of
 Shares                                      Value
---------                                ------------
          Common Stocks (Continued)
          Telecommunications--1.4%
   40,550 Ixia*......................... $    788,292
  308,150 NETGEAR, Inc.*................    5,731,590
  723,520 RF Micro Devices, Inc.*.......    3,928,714
                                         ------------
                                           10,448,596
                                         ------------
          Transportation--1.8%
   97,120 Kirby Corp.*..................    4,380,112
  128,720 UTi Worldwide, Inc. (British
          Virgin Islands)...............    8,961,486
                                         ------------
                                           13,341,598
                                         ------------
          Total Common Stocks
          (Cost $671,777,656)...........  723,482,898
                                         ------------
          Money Market Fund--1.2%
8,841,687 BNY Hamilton Money Fund
          (Hamilton Shares), 3.01%(a)
          (Cost $8,841,687).............    8,841,687
                                         ------------
          Total Investments
          (Cost $680,619,343)(b)--
          100.1%........................  732,324,585
          Liabilities in excess of other
          assets--(0.1%)................   (1,062,389)
                                         ------------
          Net Assets--100.0%............ $731,262,196
                                         ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2005.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $51,705,242 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $89,347,094 and aggregate gross unrealized depreciation of $37,641,852.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

        Assets:
          Non-affiliated investments at market value,
           (Cost $671,777,656)........................... $723,482,898
          Affiliated investments at market value,
           (Cost $8,841,687).............................    8,841,687
          Receivables:
           Investments sold..............................    6,876,614
           Capital stock sold............................    1,957,527
           Dividends.....................................      184,083
           Interest......................................        9,778
          Other assets...................................       18,455
                                                          ------------
           Total Assets..................................  741,371,042
                                                          ------------
        Liabilities:
          Payables:
           Investments purchased.........................    7,783,229
           Capital stock repurchased.....................    1,682,346
           Services provided by The Bank of
            New York.....................................      469,449
          Accrued expenses and other liabilities.........      173,822
                                                          ------------
           Total Liabilities.............................   10,108,846
                                                          ------------
        Net Assets:...................................... $731,262,196
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $     47,414
          Paid in capital................................  671,591,266
          Undistributed net investment loss..............   (2,504,477)
          Accumulated net realized gain on
           investments...................................   10,422,751
          Net unrealized appreciation on
           investments...................................   51,705,242
                                                          ------------
        Net Assets....................................... $731,262,196
                                                          ------------
        Class A Shares:
          Net assets..................................... $ 87,299,189
                                                          ------------
          Shares outstanding.............................    5,728,891
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      15.24
          Maximum sales charge--5.25% of public
           offering price................................         0.84
                                                          ------------
          Maximum offering price......................... $      16.08
                                                          ------------
        Institutional Shares:
          Net assets..................................... $643,963,007
                                                          ------------
          Shares outstanding.............................   41,684,932
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      15.45
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

           Investment Income:
             Dividends................................. $    855,430
             Interest from affiliated fund.............      118,324
             Interest..................................           10
                                                        ------------
              Total Income.............................      973,764
                                                        ------------
           Expenses:
             Advisory..................................    2,751,289
             Administration............................      404,030
             12b-1 fee--Class A Shares.................      105,691
             Transfer agent............................       78,529
             Custodian.................................       37,159
             Registration and filings..................       21,885
             Reports to shareholders...................       17,972
             Audit.....................................       13,784
             Legal.....................................       11,796
             Directors.................................        8,898
             Insurance.................................        6,071
             Cash management...........................        5,038
             Other.....................................       16,099
                                                        ------------
              Total Expenses...........................    3,478,241
                                                        ------------
              Net Investment Loss......................   (2,504,477)
                                                        ------------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments..........    7,266,494
             Decrease in unrealized appreciation/
              depreciation on investments..............  (14,194,454)
                                                        ------------
             Net realized and unrealized loss on
              investments..............................   (6,927,960)
                                                        ------------
             Net decrease in net assets resulting from
              operations............................... $ (9,432,437)
                                                        ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                               Six Months Ended
                                                                                June 30, 2005      Year Ended
                                                                                 (Unaudited)    December 31, 2004
                                                                               ---------------- -----------------
Operations:
  Net investment loss.........................................................  $  (2,504,477)    $  (4,366,933)
  Net realized gain on investments............................................      7,266,494        38,946,041
  Increase (decrease) in unrealized appreciation/depreciation on investments..    (14,194,454)        7,537,540
                                                                                -------------     -------------
   Net increase (decrease) in net assets resulting from operations............     (9,432,437)       42,116,648
                                                                                -------------     -------------
Distributions to Shareholders:
  Distributions from capital gains: Class A Shares............................             --        (5,024,263)
                     Institutional Shares.....................................             --       (39,397,396)
                                                                                -------------     -------------
                                                                                           --       (44,421,659)
                                                                                -------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares............................     25,386,346       124,588,691
                     Institutional Shares.....................................    272,471,295       636,954,283
  Proceeds from shares issued on reinvestment of
   distributions: Class A Shares..............................................             --         5,019,066
           Institutional Shares...............................................             --        37,396,582
  Value of capital stock repurchased: Class A Shares..........................    (32,168,400)      (89,652,254)
                       Institutional Shares...................................   (351,170,120)     (396,521,294)
                                                                                -------------     -------------
  Net increase (decrease) in net assets resulting from capital stock
   transactions...............................................................    (85,480,879)      317,785,074
                                                                                -------------     -------------
   Increase (decrease) in Net Assets..........................................    (94,913,316)      315,480,063
Net Assets:
  Beginning of year...........................................................    826,175,512       510,695,449
                                                                                -------------     -------------
  End of period...............................................................  $ 731,262,196     $ 826,175,512
                                                                                -------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.................................................      1,732,825         8,486,332
        Institutional Shares..................................................     17,900,952        41,386,571
  Shares issued on reinvestment of distributions: Class A Shares..............             --           336,018
                             Institutional Shares.............................             --         2,485,780
  Shares repurchased: Class A Shares..........................................     (2,193,841)       (6,155,797)
              Institutional Shares............................................    (23,263,076)      (26,010,954)
                                                                                -------------     -------------
   Net increase (decrease)....................................................     (5,823,140)       20,527,950
  Shares outstanding, beginning of year.......................................     53,236,963        32,709,013
                                                                                -------------     -------------
  Shares outstanding, end of period...........................................     47,413,823        53,236,963
                                                                                -------------     -------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                                     Class A Shares
                                           ----------------------------------------------------------------
                                           Six Months Ended              Year Ended December 31,
                                            June 30, 2005   -----------------------------------------------
                                             (Unaudited)      2004      2003      2002      2001      2000
                                           ---------------- -------   -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year......     $ 15.35      $ 15.46   $ 11.79   $ 15.36   $ 17.68   $ 22.67
                                               -------      -------   -------   -------   -------   -------
Gain (loss) from investment operations
Net investment loss.......................       (0.07)       (0.14)    (0.12)    (0.11)    (0.11)    (0.17)
Net realized and unrealized gain (loss) on
  investments.............................       (0.04)        0.95      4.51     (3.26)    (1.99)    (0.37)
                                               -------      -------   -------   -------   -------   -------
 Total from investment operations.........       (0.11)        0.81      4.39     (3.37)    (2.10)    (0.54)
                                               -------      -------   -------   -------   -------   -------
Distributions
Distributions from capital gains..........          --        (0.92)    (0.72)    (0.20)    (0.22)    (4.45)
                                               -------      -------   -------   -------   -------   -------
Net asset value at end of period..........     $ 15.24      $ 15.35   $ 15.46   $ 11.79   $ 15.36   $ 17.68
                                               -------      -------   -------   -------   -------   -------
TOTAL RETURN:
Total investment return based on net
  asset value/(a)/........................       (0.72)%       5.59%    37.46%   (21.90)%  (11.90)%   (1.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $87,299      $95,024   $54,456   $17,811   $14,132   $15,925
Ratio to average net assets of:
 Expenses.................................        1.17%*       1.23%     1.31%     1.32%     1.30%     1.28%
 Net investment loss......................       (0.90)%*     (0.89)%   (0.82)%   (0.82)%   (0.67)%   (0.76)%
Portfolio turnover rate...................          43%          67%       42%       31%       53%       47%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                          Institutional Shares
                                 ---------------------------------------------------------------------
                                 Six Months Ended                Year Ended December 31,
                                  June 30, 2005   ----------------------------------------------------
                                   (Unaudited)       2004       2003       2002       2001       2000
                                 ---------------- --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................     $  15.54     $  15.63   $  11.89   $  15.53   $  17.83   $  22.78
                                     --------     --------   --------   --------   --------   --------
Gain (loss) from investment
  operations
Net investment loss.............        (0.05)       (0.10)     (0.07)     (0.08)     (0.07)     (0.12)
Net realized and unrealized gain
  (loss) on investments.........        (0.04)        0.93       4.53      (3.36)     (2.01)     (0.38)
                                     --------     --------   --------   --------   --------   --------
 Total from investment
   operations...................        (0.09)        0.83       4.46      (3.44)     (2.08)     (0.50)
                                     --------     --------   --------   --------   --------   --------
Distributions
Distributions from capital
  gains.........................           --        (0.92)     (0.72)     (0.20)     (0.22)     (4.45)
                                     --------     --------   --------   --------   --------   --------
Net asset value at end of
  period........................     $  15.45     $  15.54   $  15.63   $  11.89   $  15.53   $  17.83
                                     --------     --------   --------   --------   --------   --------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/..........        (0.58)%       5.59%     37.73%    (22.12)%   (11.69)%    (1.41)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............     $643,963     $731,151   $456,239   $283,668   $348,753   $404,735
Ratio to average net assets of:
 Expenses.......................         0.92%*       0.98%      1.06%      1.06%      1.05%      1.04%
 Net investment loss............        (0.65)%*     (0.63)%    (0.55)%    (0.58)%    (0.42)%    (0.51)%
Portfolio turnover rate.........           43%          67%        42%        31%        53%        47%

* Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-one separate series. The eight series presented in these financial statements consist of the BNY Hamilton Equity Funds and include BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Large Cap Equity Fund (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund") and BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The S&P 500 Index Fund offers two classes of shares:
Institutional Shares and Investor Shares. As of June 30, 2005, there was no activity in Class C Shares, except for the Large Cap Equity Fund. The Multi-Cap Equity Fund only had activity in Class A Shares.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

..  Large Cap Equity Fund--To provide long-term capital appreciation;

..  Large Cap Growth Fund--To provide long-term capital appreciation;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

..  S&P 500 Index Fund--To match the performance of the Standard & Poor's 500(R)
   Index Composite Stock Index (the "S&P 500(R)");

.. Small Cap Core Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of small companies;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  Effective January 3, 2005, the dividend and distribution frequency for the Large Cap Equity Fund and the Large Cap Growth Fund were changed. The Large Cap Equity Fund, the Large Cap Value Fund and the S&P 500 Index Fund declare and pay dividends quarterly. The International Equity Fund, the Large Cap Growth Fund, the Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Small Cap Growth Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCO"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                             % of Average
                           Daily Net Assets
                           ----------------
International Equity Fund.       .75%
Large Cap Equity Fund.....       .60%
Large Cap Growth Fund.....       .60%
Large Cap Value Fund......       .60%
Multi-Cap Equity Fund.....       .75%
S&P 500 Index Fund........       .25%
Small Cap Core Equity Fund       .75%
Small Cap Growth Fund.....       .75%

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at an annual rate of .60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at an annual rate of .75% of the average daily net assets of the Multi-Cap Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York.

  The Administrator's fee is payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million.

  During the six months ended June 30, 2005, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                            Amount
                           --------
International Equity Fund. $123,366
Large Cap Equity Fund.....  186,942
Large Cap Growth Fund.....  153,451
Large Cap Value Fund......  133,789
Multi-Cap Equity Fund.....   31,864
S&P 500 Index Fund........   78,025
Small Cap Core Equity Fund    7,552
Small Cap Growth Fund.....  327,008

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2005 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2005, the Large Cap Growth Fund, the Large Cap Value Fund, the Multi-Cap Equity Fund, the S&P 500 Index Fund, the Small Cap Core Equity Fund the Small Cap Growth Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                      Class A Institutional
                      Shares     Shares
                      ------- -------------
Large Cap Value Fund.  1.05%       .80%
Multi-Cap Equity Fund  1.25%        N/A
Small Cap Core Equity
 Fund................  1.25%      1.00%

                   Institutional Investor
                      Shares      Shares
                   ------------- --------
S&P 500 Index Fund     .35%        .60%

  The International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund did not have any expense waivers for the six months ended June 30, 2005.

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the annual average daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the six months ended June 30, 2005:

                                                  Class A
                                                 ---------
                                                 Front-End
                                                   Sales
                                                  Charges
                                                 ---------
                      International Equity Fund.  $3,168
                      Large Cap Equity Fund.....     110
                      Large Cap Growth Fund.....       1
                      Large Cap Value Fund......     814
                      Multi-Cap Equity Fund.....   9,536
                      Small Cap Core Equity Fund      79

4. Portfolio Securities

  For the six months ended June 30, 2005, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                       Purchases      Sales
                                      ------------ ------------
                International Equity
                 Fund................ $ 54,030,271 $ 13,246,202
                Large Cap Equity
                 Fund................  121,093,731  101,641,145
                Large Cap Growth
                 Fund................  136,826,293  204,093,086
                Large Cap Value Fund.   82,778,804   41,123,852
                Multi-Cap Equity
                 Fund................    4,003,064    1,198,237
                S&P 500 Index Fund...   70,455,518    9,404,011
                Small Cap Core Equity
                 Fund................   48,245,934      584,240
                Small Cap Growth
                 Fund................  318,853,436  315,295,123

  There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2005.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                  International Equity
                   Fund............... $35,000,462     2009
                                        51,634,294     2010
                                        10,488,109     2011
                  Large Cap Equity
                   Fund*..............     205,558     2008
                  Large Cap Value
                   Fund...............     317,383     2010
                  Multi-Cap Equity
                   Fund...............      25,276     2008
                                         6,012,756     2009
                  S&P 500 Index Fund..     314,209     2010
                                         1,240,965     2011

*Due to fund merger utilization of Capital Loss carryforward is currently subject to limitation under Internal Revenue Code Section 382.

  During the year ended December 31, 2004, the International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, and S&P 500 Index Fund utilized capital loss carryforwards of $4,402,826, $14,057,586,

$27,691,718, $122,651, $3,097,141 and $2,114,329, respectively, to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the next taxable year are deemed to arise on the first business day of the fund's next taxable year. The Fund indicated incurred and will elect to defer net capital losses noted during 2004. The Large Cap Value Fund will defer post-October losses in the amount of $1,213,834.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

                                        Distributions paid from:
                                  -------------------------------------
                                                  Net         Total
                                               long term     taxable
                                   Ordinary     capital   distributions
                                    Income       gains        paid
                                  ----------  ----------- -------------
        International Equity Fund $2,535,839*          --  $ 2,535,839
        Large Cap Equity Fund....  7,249,988           --    7,249,988
        Large Cap Growth Fund....  3,122,907  $ 5,472,221    8,595,128
        Large Cap Value Fund.....  3,059,740           --    3,059,740
        Multi-Cap Equity Fund....    281,329           --      281,329
        S&P 500 Index Fund.......  1,753,234           --    1,753,234
        Small Cap Growth Fund....         --   44,421,659   44,421,659

*Amount is net of Foreign Tax Credit of $387,042.

  As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                          Undistributed Undistributed             Accumulated       Unrealized            Total
                            ordinary      long-term   Accumulated capital and     appreciation/        accumulated
                             income     capital gains  earnings   other losses    (depreciation)    earnings/(deficit)
                          ------------- ------------- ----------- ------------  --------------      ------------------
International Equity Fund          --             --           -- $(97,122,865)  $54,120,213/2/        $(43,002,652)
Large Cap Equity Fund....  $  167,549    $ 2,407,377  $ 2,574,926     (205,558)   58,011,883/1,2,4/      60,381,251
Large Cap Growth Fund....   1,851,501     30,787,916   32,639,417           --    48,387,528/2/          81,026,945
Large Cap Value Fund.....      11,898             --       11,898   (1,531,217)   29,735,785/2/          28,216,466
Multi-Cap Equity Fund....          --             --           --   (6,038,032)   14,600,975/2/           8,562,943
S&P 500 Index Fund.......          --             --           --   (1,555,174)   12,948,419/3/          11,393,245
Small Cap Growth Fund....          --      4,355,032    4,355,032                 64,700,921/2/          69,055,953

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.

/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.
/4/The differences between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on convertible preferred stocks.

6. Written Option Activity

  Transactions in written options for the six months ended June 30, 2005 were as follows:

Large Cap Equity Fund

                                                    Number
                                                      of      Premiums
                                                   Contracts  Received
                                                   --------- ---------
         Options outstanding at  December 31, 2004      --          --
         Options written..........................   1,375   $ 218,742
         Options expired..........................  (1,225)   (202,692)
                                                    ------   ---------
         Options outstanding at
          June 30, 2005...........................     150   $  16,050
                                                    ------   ---------

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

8. Reclassification Of Capital Accounts

  At December 31, 2004, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts, foreign currency transactions, redemption in-kind transactions and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                              Undistributed     Undistributed
                              Net Investment    Capital Gains/     Paid in
                                  Income     (Accumulated Losses)  Capital
                              -------------- -------------------- --------
    International Equity Fund   $  123,784       $   (75,793)     $(47,991)
    Large Cap Equity Fund....     (913,499)          913,499            --
    Large Cap Growth Fund....      (23,408)           23,408            --
    Multi-Cap Equity Fund....        6,750            (5,642)       (1,108)
    S&P 500 Index Fund.......      (13,729)           13,743           (14)
    Small Cap Growth Fund....    4,366,933        (4,288,409)      (78,524)

9. Subsequent Event

  Effective July 1, 2005, the Board approved new fee rates for the calculation of the Advisory Fees and the Administration Fees as follows:

  The Advisory fee for the International Equity Fund changed from the annual rate of .75% to .50% of the average daily net assets.

  For each of the Funds, except the International Equity Fund, there will be a ..05% reduction of Advisory fees at $500 million in net assets. Also, there will be an additional .05% reduction at $1 billion in net assets.

  The Administrator's fees for each of the Funds changed from a tiered rate of ..125% on the first $300 million of average net assets and a rate of .10% on each Fund's average daily net assets in excess of $300 million to an annual rate of .10% of each Fund's average daily net assets.

  Effective July 1, 2005, the Board also approved the appointment of The Bank of New York to serve as the Funds' Administrator. The Bank of New York has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

         Information about Advisory and Sub-advisory Agreements

    The directors unanimously approved at a meeting held on June 6, 2005 the continuance of the Investment Advisory Agreements between the Funds and the Adviser, and the Subadvisory Agreements with Gannett, Welsh & Kotler, LLC and Estabrook Capital Management LLC, subsidiaries of The Bank of New York, in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements"). As discussed below, the advisory fees payable under certain of the renewed Investment Advisory Agreements are lower than previous levels.

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser and the Subadvisers, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser on May 5 by telephone and in person on May 12 and 13. Following the receipt of additional materials and proposals requested from the Adviser, the directors further considered the Agreements at meetings by telephone on June 2 and in person June 6. In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

      1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged index;

      2.the nature, extent and quality of investment and administrative services rendered by the Adviser and Subadvisers;

      3.payments received by the Adviser from all sources in respect of each Portfolio;

      4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

      5.comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

      6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

      7.the Adviser's and Subadvisers' policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

      8.other fall-out benefits which the Adviser, Subadvisers and their affiliates receive from their relationships to the Portfolios;

      9.information about fees charged by the Adviser and Subadvisers to other clients with similar investment objectives;

     10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser and Subadvisers; and

     11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser and the Subadvisers based on their experience as directors and on the responses and materials provided by the Adviser and the Subadvisers in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

    The directors determined that the overall arrangements between each Portfolio and the Adviser or Subadviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services Provided by the Adviser and the Subadvisers

    The directors noted that, under the Investment Advisory Agreements, the Adviser and Subadvisers, subject to the supervision of the directors, manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements.

    The directors also considered the scope and quality of services provided by the Subadvisers under each Subadvisory Agreement including their responsibility for compliance matters with respect to Portfolios managed by each.

Costs of Services Provided and Profitability to the Adviser

    At the request of the directors, the Adviser provided information concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. Operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio was provided and discussed. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

    The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. In reaching this view, the directors viewed favorably the reduction in administration fees for the money market funds to ..09% on each Fund's first $3 billion of average daily net assets and .075% on each Fund's average daily net assets in excess of $3 billion as of July 1, 2004 and the further reduction to .07% of average daily net assets as of July 1, 2005 and for the nonmoney market funds to .125% on each Fund's first $300 million of average daily net assets and .10% on each Fund's average daily net assets in excess of $300 million as of July 1, 2004 and the further reduction to .10% of average daily net assets as of July 1, 2005. In addition, the directors viewed favorably the Adviser's proposals to reduce certain advisory fees discussed below. The directors also noted information provided by the Adviser regarding certain anticipated increases in the cost of providing services to the Portfolios. The directors did not consider the separate profitability of the Subadvisers because the fees paid to the Subadvisers were negotiated by the Adviser and are paid out of the advisory fee received by it.

Fall-Out Benefits

    The directors considered that the Adviser and Subadvisers benefit from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities.
The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as determined by the Data Provider ("Data Provider Category") and with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. The directors reviewed information showing performance of each Portfolio compared to the funds in its Data Provider Category over the 1-, 3- and 5-year periods ended March 31, 2005 and compared to an appropriate securities index over comparable periods.

    International Equity Fund. The directors noted that, although the 5-year performance of International Equity Fund lagged the performance of the median of its Data Provider Category, the Fund's 1- and 3-year performance demonstrated improvement as the Fund outperformed that of its Data Provider Category.

    Large Cap Equity Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Large Cap Equity Fund was better than that of its Data Provider Category median.

    Large Cap Growth Fund. The directors noted that the performance of the Large Cap Growth Fund lagged the median performance of its Data Provider Category for the 1- and 3-year periods. The directors noted that a new portfolio manager was named to the Fund in October 2004, and the Fund's investment objective was revised effective January 2005.

    Large Cap Value Fund. The directors noted that the performance for the 1- and 3-year periods of the Large Cap Value Fund was better than that of its Data Provider Category median.

    Multi-Cap Equity Fund. The directors noted that, although the 3- and 5-year performance of Multi-Cap Equity Fund lagged the median of its Data Provider Category, the Fund's 1-year performance demonstrated improvement as the Fund outperformed its Data Provider Category median.

    S&P 500 Index Fund. The directors noted that the performance for the 1- and 3-year periods of the S&P 500 Index Fund was better than that of its Data Provider Category median.

    Small Cap Growth Fund. The directors recognized that, although the 1- and 3-year performance of Small Cap Growth Fund lagged that of its Data Provider Category median, the Fund's 5-year performance had been better than the median of its Data Provider Category. The directors noted the Adviser's contention that in recent years lower-quality issuers have significantly outperformed the higher-quality issuers that the Fund emphasizes.

Advisory Fee and Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

    The directors also considered the fees the Adviser and Subadvisers charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. Although there is no clear pattern to the difference between the Funds' advisory fees and those charged other clients, fees charged to the money market funds tended to be at the lower end of the range of those charged to other clients, and those charged to the other Portfolios tend to be above the median of those charged others, with the exception of U.S. Bond Market Index Fund, International Equity Fund, S&P Index Fund and Large Cap Value Fund, where the Portfolios' fees exceeded those of other clients. In the case of the Subadvisers, the directors also considered the fees charged to others, including institutional accounts. In the cases of Estabrook and Gannett Welsh & Kotler, the subadvisory fees charged to Large Cap Value Fund and Multi-Cap Equity Fund, respectively, are within the range of fees charged to their other clients. The directors were also mindful that, for many of the Portfolios, the Adviser had capped expenses and was not receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as a Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolios.

    In advance of the May 12 meeting, the Adviser proposed certain advisory fee reductions and the adoption of breakpoints. Following the directors' review of those proposals and further discussions with the Adviser, the following advisory fee proposals were adopted:

                                                     CURRENT FEE (PERCENTAGE OF     AGREED REDUCED FEE (PERCENTAGE
                                                     AVERAGE DAILY NET ASSETS)       OF AVERAGE DAILY NET ASSETS)
1. Money Fund, Treasury Money Fund, New York                   0.10%            0.10% up to $2 billion
Tax-Exempt Money Fund and Enhanced Income                                       0.095% from $2 billion up to $5 billion
Fund                                                                            0.09% from $5 billion up to $10 billion
                                                                                0.085% in excess of $10 billion
-----------------------------------------------------------------------------------------------------------------------
2. International Equity and International Equity CRT           0.75%            0.50%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    For all other equity and fixed income funds, except International Equity, International Equity CRT and High Yield Funds, there will be a decrement in the fees of 0.05% on assets from $500 million to $1 billion and of 0.10% on assets in excess of $1 billion.

Economies of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors believed that these fee schedules will, if assets grow, provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 and the July 1, 2005 reduction in administration fees, which affect all Portfolios.

Directors And Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
Age 70              Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
Age 53                              Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
Age 55                              Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
Age 48                              Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communications,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
Age 56                              Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
Age 65                              Bank of New York, 1994 to 2003. Chairman
                                    and Director, Ivy Asset Management, 2000 to
                                    2003.

                                                     Principal Occupations
      Officers            Position                   During Past Five Years
      --------            --------                   ----------------------

Kevin J. Bannon..... President and       Executive Vice President and Chief Investment
Age 52               Chief Executive     Officer, The Bank of New York, 1993 to
                     Officer             Present.

Guy Nordahl......... Treasurer and       Vice President, The Bank of New York, 1999
Age 39               Principal Financial to Present.
                     Officer

Ellen Kaltman....... Chief Compliance    Managing Director, Compliance, 1999 to
Age 57               Officer             Present.

Michael A. Grunewald Vice President      Director of Client Services, BISYS Fund
Age 35                                   Services Ohio, Inc., 1993 to Present.

Kim R. Smallman..... Secretary           Counsel, Legal Services, BISYS Fund Services
Age 33                                   Ohio, Inc., 2002 to Present; Attorney, Private
                                         Practice, 2000 to 2002.

Alaina V. Metz...... Assistant Secretary Chief Administrator, Administration Services
Age 38                                   of BISYS Fund Services Ohio, Inc., 1995 to
                                         Present.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                BNY-SAR-EQ 6/05

                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT


                                 JUNE 30, 2005


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   INTERNATIONAL EQUITY CRT FUND

   LARGE CAP GROWTH CRT FUND

   SMALL CAP GROWTH CRT FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semi-annual Report for the BNY Hamilton CRT Funds for the six months ended June 30, 2005. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The tone of the equity markets was essentially flat over the first six months of 2005, as investors contended with a series of mixed and frequently contradictory signals about the direction of the U.S. economy. Inflation briefly emerged as a concern early in the year, but in a fairly short time the prospects for rising prices began to dim. This was somewhat surprising, given continued steep increases in oil prices. Even as the price per barrel of oil neared historic highs, it appeared to have little impact on corporate and consumer spending, which remained solid.

Growth in economic output and corporate earnings began to slow over the period. This may not universally be viewed as a positive situation, but it is in fact a sign of a normally functioning, and maturing, economic cycle. In the early years of a recovery, rapid growth and expansion are to be expected; in later years, a more moderate pace typically takes hold, as appears to be the case so far this year. Throughout the course of this recovery, job growth has been disappointing. While evidence of sustainable job gains remained elusive for much of the period, in June positive reports pointed to meaningful improvement in this area. It remains to be seen if that trend will firmly establish itself in the second half of the year--and, if it does, whether it will lead to renewed fears of inflation.

For the six-month period, the S&P 500/(R)/ Index of large-capitalization U.S. stocks returned -0.81%. The Russell 2000 Index of small-cap stocks posted a total return of -1.25% for the same period. While large caps outperformed for the period as a whole, small-cap stocks posted stronger performance in the second quarter and appeared to be on the upswing going into the year's second half. In the past few years, many companies have taken steps to strengthen their balance sheets and otherwise improve their financial flexibility. The result has been that many companies have significant amounts of cash on hand--money that may be deployed in coming months to acquire attractive smaller companies. This renewed interest in acquisition activity could give further support to the small-cap market.

A positive development in the equity marketplace is that investors appear to be placing greater emphasis on higher-quality, reasonably valued companies and giving less favor to more speculative stocks. An environment in which economic and earnings growth run near their historical levels may not offer as much short-term excitement as periods offering double-digit expansion. It does, however, offer the potential for sustainable growth and more satisfying results over the long term, particularly for investors who want to keep portfolio volatility at reasonable levels.

As in recent reporting periods, global equity markets faced many of the same issues as the U.S. Geopolitical uncertainty, particularly in the Middle East, remains a concern, as does the prospect of further terrorist activity. Also, questions remain about the health of the global economic recovery, and fears of inflation periodically raise their head.

One situation that did change substantially was the relative value of the U.S. Dollar versus the Euro, British Pound, and Japanese Yen. While the dollar is still weaker against these currencies than it was a few years ago, it has rebounded significantly from its recent lows. Turbulence related to the rejection of the proposed European Union constitution by France and the Netherlands played a role in European currencies' losses against the dollar. Most observers were relieved to see the dollar regain some of its strength, even if it does help to make U.S. goods exported into foreign markets more expensive. (Of course, it also helps to reduce the price of foreign goods entering the U.S.) For U.S. based investors, though, the dollar's gains cut into returns from foreign markets once they were converted into U.S. currency. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -1.17%, in line with major domestic equity indexes.

In the fixed-income markets, the Federal Reserve continued its steady march of short-term interest rate increases dating back to June 2004. The central bank raised rates by a quarter point at each of its four meetings in the first half of the year, bringing the target federal funds target rate to 3.25% by the end of the period. While none of the Federal Reserve's rate hikes could be considered a surprise, after recent meetings there has been a greater amount of speculation with regard to just how much longer the increases will go on.

In the year's first quarter, longer-term rates rose along with shorter ones, driven in large part by anticipation of higher rates of inflation. As it became clear that inflation was set to remain tame--thanks in part to the Federal Reserve's tightening activity--yields on longer-maturity bonds began to retreat, and ultimately ended the half-year lower than they were at the start. The result was a flatter yield curve, which presented investors with a relatively narrow difference between yields on short- and long-maturity bonds. Because mortgage rates are largely pegged to yields on 10-year Treasurys, consumers still could take advantage of favorable home lending terms, fueling continued strength in the housing market.

Continuing a trend from 2004, Treasury securities underperformed major "spread" sectors--including corporate, mortgage-backed, asset-backed, and agency securities. Market interest rates remained low enough, particularly among longer maturities, to drive investors to seek higher-yielding alternatives. Unlike 2004, however, in the first six months of this year higher-quality issues outperformed their lower-rated counterparts. The generally positive state of the U.S. economy has helped to keep default rates on corporate bonds at low levels, and has also helped to reinforce the credit standing of municipal debt issuers.

Looking forward, it appears that the U.S. economy is positioned to lend good support to the financial markets. We are at last seeing signs of the job growth that is essential to long-term economic health. While economic and earnings growth are moderating, they are only retreating to levels that are very much in keeping with historical averages, which suggests a level of sustainability at this pace.

There can be no question that areas of uncertainty remain in the world, both economically and politically. But that is far from an unprecedented situation. And the U.S. economy has a long history of contending with challenges and finding a way to prosper. While it is not possible to predict the exact path of future events here at home or around the globe, what you can count on is that the guiding philosophy underlying the management of the BNY Hamilton Funds will remain steady.

Our disciplined strategies are based on sound, time-tested principles, not short-term fads, and are aimed at producing attractive long-term results. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

We truly appreciate the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5
Fees and Expenses.....................      12
Portfolio Summaries...................      14

BNY Hamilton International Equity CRT Fund
  Schedule of Investments.............      17
  Industry Diversification............      22
  Statement of Assets and Liabilities.      23
  Statement of Operations.............      23
  Statements of Changes in Net Assets.      24
  Financial Highlights................      25

BNY Hamilton Large Cap Growth CRT Fund
  Schedule of Investments.............      26
  Statement of Assets and Liabilities.      29
  Statement of Operations.............      29
  Statements of Changes in Net Assets.      30
  Financial Highlights................      31

BNY Hamilton Small Cap Growth CRT Fund
  Schedule of Investments............. Page 32
  Statement of Assets and Liabilities.      36
  Statement of Operations.............      36
  Statements of Changes in Net Assets.      37
  Financial Highlights................      38

Notes to Financial Statements.........      39

Information about Advisory
 Agreements...........................      46

Directors and Officers................      52

BNY Hamilton International Equity CRT Fund

 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during the first half of 2005?
A: Accommodative policy from central banks, along with inflation that remained under control, contributed to strong equity performance in Europe in the first six months of the year. Solid local-market returns were, however, dampened for dollar-denominated investors as the dollar rallied off of its recent lows against major foreign currencies. Political developments in Europe played a role as well, as France and the Netherlands both voted no on the proposed European Constitution. These votes cast uncertainty on the future direction of the European Union, and also added fuel to the dollar's rally.

   Elsewhere, the Bank of Japan reported a projection of real Gross Domestic Product growth of 1.5% for both 2005 and 2006. This modest figure is not surprising, given that Japan has been working down excess debt, absorbing overcapacity, and addressing a labor surplus while simultaneously dealing with the recovery of its real estate markets. In its pronouncements, the Bank of Japan specifically cited ongoing progress toward drawing down the economy's technology-related inventory.

   Remarkably, Japan's appetite for equities has remained intact, as evidenced by the strong returns posted there since 2003. As in Europe, however, U.S. based investors haven't been able to fully participate in these gains in 2005, as the recovering dollar has more than offset the upturn in equity prices.

Q: Given this context, how did the Fund perform?
A: The Fund returned -2.76% for Institutional Class Shares for the six months ended June 30, 2005. For the same period, the MSCI EAFE Index returned -1.17%.

Q: What factors accounted for the Fund's performance during the period?
A: Although the Fund underperformed its benchmark, its returns were within a targeted range of the Index. The Fund's index-like approach involves investing primarily in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies, are traded on U.S. exchanges, and can be less expensive to hold than foreign stocks. This structure helps to reduce the costs of operating the Fund, which over time should have a positive impact on total returns.

Q: Which of the Fund's holdings were the strongest performers?
A: Our index-like approach means that we do not actively seek to overweight or underweight specific stocks or sectors. However, many of the strongest performers for the period came from the Energy sector, including

   Woodside Petroleum, Royal Dutch Petroleum, Shell Transport and Trading (which merged with Royal Dutch at the end of June), BP and Total Fina Elf. Other strong performers were Pharmaceutical manufacturer Astrazeneca, and Commonwealth Bank and Hypovereinsbank from the Financials sector.

Q: How did the portfolio's composition change over the year?
A: The portfolio is managed to mirror the composition of the MSCI EAFE Index.
   As a result, we do not make active changes to the Fund's composition.

   The MSCI EAFE Index contains about 1,000 stocks, about 400 of which are traded as ADRs. To help replicate the characteristics of the overall EAFE Index, we use a proprietary mathematical formula to select about 200 of the available ADRs that, taken as a whole, will keep the Fund's country exposure and sector allocations in line with the Index's.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook going forward?
A: We will continue to work to replicate the investment composition, risk profile, and performance of the MSCI EAFE Index. This approach is designed to offer investors broad international diversification in an efficient, cost-effective format. We thus do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                                                                          TRAILING   TRAILING    SINCE
                                      CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005            MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY CRT
FUND (INSTITUTIONAL SHARES)           -0.26%   -2.64%  -2.76%    9.45%      9.70%     -3.39%     -3.97%
---------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                        1.33%   -1.01%  -1.17%   13.65%     12.06%     -0.55%     -1.24%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has agreed contractually to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 1.22% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and the average annual return would have been lower. Inception date for this Fund is January 3, 2000.

The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Growth CRT Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Charles Goodfellow, Managing Director, and Portfolio Manager

Q: What factors influenced the investment environment for large-cap stocks during the first half of 2005?
A: Over the six months, there were both signs of strength and cause for concern with respect to the U.S. economy. The net effect was to create a challenging environment for large-cap stocks. The Federal Reserve continued to raise short-term interest rates in an effort to keep inflation in check as the economy continues to expand. Although some fears of rising inflation emerged during the first quarter, by the second they had eased, despite further increases in energy prices that saw oil near $60 a barrel by the end of June. Long-term interest rates rose early in the year, partially a reflection of inflation concerns, but for the six months overall they actually fell.

   While growth in corporate earnings began to slow, many viewed this as a positive development. The deceleration toward single-digit levels of growth is more consistent with historical norms--and thus more likely to be sustainable over the long term. Those who like consistency may find this situation more appealing than periods of spiraling double-digit growth followed by steep declines.

Q: Given this context, how did the Fund perform?
A: The Fund returned -1.15% for Institutional Class Shares for the six months ended June 30, 2005. For the same period, the S&P 500/(R)/ Index returned -0.81%.

Q: What factors accounted for the Fund's performance?
A: The Fund was overweighted in Health Care stocks, which performed well over the period. Also, the stocks we owned in this sector--particularly in biotechnology--did significantly better than the sector as a whole.

   Our overweighting in the strong-performing Energy sector was also a major contributor to performance, though the stocks we owned in this area lagged the industry average. Holdings in the Financial and Technology sectors hurt the Fund's returns, however, and played a large role in our slight underperformance relative to the benchmark.

Q: Which of the Fund's holdings were the best performers?
A: The best performing stocks in the portfolio were Celgene and Gilead
   Sciences, both from the Biotechnology sector, as well as Wendy's International from the Consumer Discretionary group and Duke Energy.

Q: How did the portfolio's composition change during the period?
A: With economic and corporate earnings growth moderating, we reduced the Fund's positions in the more cyclical sectors of the market, such as Materials and Industrial stocks. In their place, we broadened our exposure in the Energy sector, taking advantage of a price pullback during the spring to add some of these stocks at reasonable valuations. We also expanded and diversified our holdings in the Technology sector.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: As the economy moves into the later stages of its cycle, we believe that companies already posting strong relative earnings should be able to outperform. We anticipate that many of these companies will be in the Health Care, Technology, and Consumer Staples sectors, and have positioned the portfolio accordingly.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH CRT
FUND (INSTITUTIONAL SHARES)       -0.34%   0.92%   -1.15%    2.92%     5.33%      -8.34%     -5.01%
-----------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                   0.14%   1.37%   -0.81%    6.32%     8.27%      -2.38%     -2.25%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com. The Advisor has agreed contractually to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 0.80% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and the average annual return would have been lower. Inception date for this Fund is January 3, 2000.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Small Cap Growth CRT Fund

 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small capitalization funds typically carry additional risks since small companies generally have a higher risk of failure.

An Interview with John Lui, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during the first half of 2005?
A: In the first half of the year, stocks with positive earnings and modest valuations solidly outperformed more speculative issues as investors flocked toward higher quality. This shift was triggered by the maturing of the current market cycle; as the rate of economic and earnings growth has shown signs of slowing, investors have placed a greater premium on companies with reasonable valuations that are positioned to sustain their growth in a more challenging environment. Corporate earnings growth, which averaged 15% in 2003 and 21% in 2004, is simply not sustainable at those levels. Growth rates of 6% to 8% are more typical, and what we are seeing now is a return to those historical norms.

   While Cyclical sectors such as Industrials, Basic Materials, and Energy can offer explosive earnings growth as the economy is emerging from a recession, that performance can be hard to repeat when the economy begins to slow. Indeed, during the period we started to see a clear rotation out of many of 2004's cyclical winners.

   Because our strategy focuses on investing in high-quality companies that exhibit relative earnings strength over a full market cycle, we benefited from this broad market trend.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2005, the Fund returned -0.82% for Institutional Class Shares, versus a -3.59% return for the Russell 2000 Small Growth Index over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: We attribute the bulk of our outperformance to the very noticeable shift by investors out of speculative securities and, to some extent, cyclical stocks and into the type of high-quality growth names we favor. We anticipated this change for some time, and thus the portfolio was positioned to benefit.

   Strong individual stock selection also benefited the Fund, particularly in the Health Care, Consumer Discretionary, and Technology areas. Sector positioning played a smaller role in driving returns, though our underweighting in cyclical sectors, such as Basic Materials and Industrials, contributed positively. Even within these sectors, though, strong individual security selection enhanced our returns.

   Portfolio holdings are subject to change.

Q: Which of the Fund's holdings were the strongest performers?
A: In Health Care, hospital operator LifePoint Hospitals (which acquired
   Province Healthcare during the period), hospice provider Vistacare, and biotech company Martek Biosciences all made significant contributions to the Fund's outperformance. In the Technology sector, Aquantive, Plexus, Blue Coat Systems, and Tessera Technologies all provided strong returns.

Q: How did the portfolio's composition change over the period?
A: Over the past two years, we have not only layered quality companies with relative earnings strength into the portfolio, but we also have slowly increased our exposure to the industries we believe are most likely to benefit from the longest and strongest part of the market cycle, such as those in the consumer discretionary, health care, and technology areas of the market. Additions we made along these lines over the past six months include VCA Antech, an operator of veterinary labs and hospitals; United Surgical Partners, which runs surgery centers; Phillips-Van Heusen, a maker of apparel and footwear; and Warnaco, which manufactures intimate apparel, sportswear, and swimwear.

   Many of the companies we removed from the portfolio came from the Industrials sector. They included Bowater, a manufacturer of newsprint, specialty paper, and pulp; Maverick Tube, which makes steel products for oil drilling; and Olin, a manufacturer of copper alloys, chlorine, and caustic soda.

Q: What is your strategic outlook going forward?
A: No crystal ball can predict the exact impact on corporate profit growth from a cyclical deceleration in the economy, the effects of continued Federal Reserve tightening, and persistent high energy prices. We anticipate that while the market may churn up and down in coming months, the trend will be upward as overall earnings growth is currently projected to be in the 6% to 8% range.

   Owning high-quality companies should allow us to ride through the choppy markets that may lie ahead. We have already seen the benefits in the first half of 2005, as our returns preserved capital to a greater degree than the benchmark in the first quarter, yet exceeded the benchmark during an up market in the second quarter. This risk/reward aspect has been a hallmark of our strategy over the past decade.

   Although our investment process does not focus on acquisition potential as a primary consideration, we believe that high-quality small-cap companies demonstrating sustainable relative earnings strength should become attractive to investors seeking growth. Such activity can be very positive for small-cap equity valuations.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2005        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH CRT
FUND (INSTITUTIONAL SHARES)        4.09%   4.69%   -0.82%    3.11%      7.44%     -1.83%      1.82%
-----------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                 3.86%   4.32%   -1.25%    9.45%     12.81%      5.71%      5.75%
-----------------------------------------------------------------------------------------------------
RUSSELL 2000 SMALL GROWTH INDEX    3.23%   3.48%   -3.59%    4.27%     11.36%     -4.51%     -3.89%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com. The Advisor has agreed contractually to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 0.96% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and the average annual return would have been lower. Inception date for this Fund is January 3, 2000.

The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Crt Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton CRT Funds, you incur advisory fees; administration fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended June 30, 2005.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING  ENDING      ANNUALIZED
                                              ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                               VALUE    VALUE      BASED ON THE      DURING THE
                                             01/01/05  06/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON INTERNATIONAL EQUITY CRT FUND--
INSTITUTIONAL SHARES
Actual                                       $1,000.00 $  972.40      1.22%             $5.96
Hypothetical (5% return before expenses)     $1,000.00 $1,018.75      1.22%             $6.10
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         01/01/05  06/30/05  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON LARGE CAP GROWTH CRT FUND--
INSTITUTIONAL SHARES
Actual                                   $1,000.00 $  988.50      0.80%             $3.94
Hypothetical (5% return before expenses) $1,000.00 $1,020.83      0.80%             $4.01
-----------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP GROWTH CRT FUND--
INSTITUTIONAL SHARES
Actual                                   $1,000.00 $  991.80      0.96%             $4.74
Hypothetical (5% return before expenses) $1,000.00 $1,020.03      0.96%             $4.81
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2005, and divided by the 365 days in the Fund's current fiscal year (to reflect the six-month period).

         BNY Hamilton International Equity CRT Fund

         Portfolio Summary (Unaudited)

         As of June 30, 2005

                                                     % of
                                                  Net Assets
                                                  ----------
                    Australia....................     5.3%
                    Austria......................     0.3
                    Belgium......................     1.3
                    Denmark......................     0.8
                    Finland......................     1.5
                    France.......................     9.2
                    Germany......................     6.6
                    Greece.......................     0.6
                    Hong Kong....................     1.5
                    Ireland......................     0.8
                    Italy........................     3.8
                    Japan........................    20.0
                    Netherlands..................     4.7
                    New Zealand..................     0.2
                    Norway.......................     0.7
                    Portugal.....................     0.3
                    Singapore....................     0.8
                    Spain........................     3.9
                    Sweden.......................     2.3
                    Switzerland..................     6.5
                    United Kingdom...............    24.2
                    Other assets less liabilities     4.7
                                                    -----
                    Total........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Growth CRT Fund

         As of June 30, 2005

                                                       % of
                                                    Net Assets
                                                    ----------
                  Aerospace and Defense............     1.1%
                  Banks............................     2.7
                  Beverages........................     1.2
                  Biotechnology....................     1.5
                  Chemicals........................     1.7
                  Commercial Services..............     1.4
                  Computers........................     2.9
                  Cosmetics/Personal Care..........     1.6
                  Diversified Financial Services...     3.3
                  Electric.........................     0.7
                  Food.............................     1.8
                  Healthcare.......................     1.7
                  Insurance........................     1.9
                  Machinery-Construction and Mining     0.9
                  Manufacturing....................     4.5
                  Media............................     1.9
                  Oil and Gas......................     4.9
                  Pharmaceuticals..................     4.0
                  Pipelines........................     0.6
                  Real Estate Investment Trusts....     1.1
                  Retail Stores....................     3.1
                  Savings and Loans................     0.8
                  Semiconductors...................     0.8
                  Software.........................     1.4
                  Telecommunications...............     3.3
                  Transportation...................     1.4
                  Exchange Traded Fund.............     0.6
                  Other assets less liabilities....    47.2
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Small Cap Growth CRT Fund

         As of June 30, 2005

                                                        % of
                                                     Net Assets
                                                     ----------
                 Apparel............................     5.0%
                 Banks..............................     2.9
                 Beverages..........................     0.7
                 Biotechnology......................     3.8
                 Chemicals..........................     1.4
                 Commercial Services................     4.3
                 Computers..........................     1.9
                 Distribution and Wholesale.........     1.9
                 Diversified Financial Services.....     1.3
                 Electrical Equipment and Components     1.6
                 Electronics........................     4.3
                 Energy-Alternate Sources...........     0.5
                 Engineering and Construction.......     1.3
                 Entertainment......................     0.5
                 Food...............................     3.1
                 Healthcare.........................    13.4
                 Household Products/Wares...........     1.1
                 Insurance..........................     1.5
                 Internet...........................     5.3
                 Machinery-Diversified..............     1.0
                 Manufacturing......................     0.3
                 Media..............................     2.6
                 Oil and Gas........................     4.0
                 Pharmaceuticals....................     9.5
                 Retail Stores......................    13.2
                 Savings and Loans..................     1.6
                 Semiconductors.....................     6.2
                 Software...........................     1.4
                 Telecommunications.................     1.5
                 Transportation.....................     1.9
                 Other assets less liabilities......     1.0
                                                       -----
                 Total..............................   100.0%
                                                       -----

Portfolio composition is subject to change.

         BNY Hamilton International Equity CRT Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)


Number of                                 US$
 Shares                                  Value
---------                              ----------
          Common Stocks--95.3%
          Australia--5.3%
    500   Ansell Ltd. ADR............. $   15,306
    600   BHP Ltd. ADR................     16,380
    742   Boral Ltd. ADR..............     14,660
    250   Coles Myer Ltd. ADR.........     14,135
    200   Commonwealth Bank of
          Australia ADR...............     17,356
  1,700   Foster's Group Ltd. ADR.....      6,894
  1,900   Lend Lease Corp. Ltd.
          ADR.........................     18,770
    160   National Australia Bank Ltd.
          ADR.........................     18,725
     25   Rio Tinto Ltd. ADR..........      3,416
     90   Tabcorp Holdings Ltd.
          ADR.........................     11,251
    260   Westpac Banking Corp.
          ADR.........................     19,742
    400   Woodside Petroleum Ltd.
          ADR.........................      8,918
                                       ----------
                                          165,553
                                       ----------
          Austria--0.3%
    400   Erste Bank der
          oesterreichischen Sparkassen
          ADR.........................     10,017
                                       ----------
          Belgium--1.3%
    200   Delhaize Group ADR..........     11,900
    700   Fortis ADR..................     19,449
    100   Solvay SA ADR...............     10,285
                                       ----------
                                           41,634
                                       ----------

Number of                         US$
 Shares                          Value
---------                       --------
          Common Stocks (Continued)
          Denmark--0.8%
    500   Danske Bank A/S ADR.. $ 15,048
    200   Novo Nordisk A/S ADR.   10,194
                                --------
                                  25,242
                                --------
          Finland--1.5%
    500   Metso Corp. ADR......   10,850
  1,600   Nokia Corp. ADR......   26,624
    500   UPM-Kymmene Oyj
          ADR..................    9,585
                                --------
                                  47,059
                                --------
          France--9.2%
    600   Accor SA ADR.........   14,081
    600   Axa ADR..............   14,946
    600   BNP Paribas SA ADR...   20,593
    500   Business Objects SA
          ADR*.................   13,150
    600   France Telecom SA ADR   17,484
    500   Groupe Danone ADR....    8,750
  1,000   L'Oreal SA ADR.......   14,371
    560   Lafarge SA ADR.......   12,762
    200   Lagardere SCA ADR....   14,831
    100   PSA Peugeot Citroen
          ADR..................    5,930
    792   Sanofi-Aventis ADR...   32,464
    810   Societe Generale ADR.   16,504
    803   Thomson ADR..........   19,232
    460   Total SA ADR.........   53,751
    600   Valeo SA ADR.........   13,475
    500   Veolia Environnement
          ADR..................   18,700
                                --------
                                 291,024
                                --------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2005 (Unaudited)

Number of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Germany--6.6%
  1,000   Allianz AG ADR.............. $ 11,450
    200   BASF AG ADR.................   13,200
    400   Bayer AG ADR................   13,312
    600   Bayerische Hypo-und
          Vereinsbank AG ADR*.........   15,617
    200   Continental AG ADR..........   14,431
    200   DaimlerChrysler AG..........    8,102
    174   Deutsche Bank AG............   13,555
    600   Deutsche Lufthansa AG
          ADR.........................    7,380
  1,000   Deutsche Telekom AG
          ADR.........................   18,420
    609   E.On AG ADR.................   18,032
    400   Hypo Real Estate Holding
          AG ADR......................   15,220
    600   Infineon Technologies AG
          ADR.........................    5,550
    300   RWE AG ADR..................   19,394
    200   Schering AG ADR.............   12,338
    285   Siemens AG ADR..............   20,705
                                       --------
                                        206,706
                                       --------
          Greece--0.6%
  2,655   National Bank of Greece
          ADR.........................   18,187
                                       --------
          Hong Kong--1.5%
  3,000   CLP Holdings Ltd. ADR.......   17,213
    200   Hutchison Whampoa Ltd.
          ADR.........................    9,037
    100   MTR Corp. Ltd. ADR..........    1,930
  2,000   Sun Hung Kai Properties Ltd.
          ADR.........................   19,746
                                       --------
                                         47,926
                                       --------

Number of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Ireland--0.8%
    100   Allied Irish Bank PLC
          ADR......................... $  4,295
    200   Bank of Ireland ADR.........   13,080
    300   CRH PLC ADR.................    7,791
                                       --------
                                         25,166
                                       --------
          Italy--3.8%
    250   Bulgari SpA ADR.............   11,217
    400   Enel SpA ADR................   17,364
    180   Eni SpA ADR.................   23,076
    800   Fiat SpA ADR................    5,760
    600   Luxottica Group SpA
          ADR.........................   12,354
    166   Mediaset SpA ADR............    5,872
    700   Sanpaolo IMI SpA ADR........   19,166
    900   Telecom Italia SpA ADR......   24,960
                                       --------
                                        119,769
                                       --------
          Japan--20.0%
    200   Ajinomoto Co., Inc. ADR.....   22,290
  2,500   All Nippon Airways Co. Ltd.
          ADR.........................   15,251
    100   Asahi Glass Co. Ltd. ADR....   10,523
    400   Asahi Kasei Corp. ADR.......   19,059
    500   Dai Nippon Printing Co. Ltd.
          ADR.........................   16,127
    300   Daiwa Securities Group, Inc.
          ADR.........................   18,572
    600   Fujitsu Ltd. ADR............   15,757
    200   Hitachi Ltd. ADR............   12,124
    800   Honda Motor Co. Ltd.
          ADR.........................   19,688

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2005 (Unaudited)

Number of                               US$
 Shares                                Value
---------                             -------
          Common Stocks (Continued)
  1,200   Japan Airlines System Corp.
          ADR........................ $16,190
  2,000   Kawasaki Heavy Industries,
          Ltd. ADR...................  15,378
  2,000   Kirin Brewery Co., Ltd.
          ADR........................  19,420
    500   Komatsu Ltd. ADR...........  15,540
    200   Kyocera Corp. ADR..........  15,340
    500   Marui Co. Ltd. ADR.........  13,492
    300   Mitsubishi Electric Corp.
          ADR........................  15,919
    100   Mitsubishi Estate Co. Ltd.
          ADR........................  11,019
    100   Mitsui & Co. Ltd. ADR......  19,095
    200   Mitsui Sumitomo Insurance
          Co. Ltd. ADR...............  18,031
  3,000   NEC Corp. ADR..............  16,200
    400   Nikko Cordial Corp.
          ADR........................  17,616
  1,600   Nintendo Co. Ltd. ADR......  20,937
    800   Nippon Telegraph and
          Telephone Corp. ADR........  17,176
    300   Nippon Yusen Kabushiki
          Kaisha ADR.................  17,273
    850   Nissan Motor Co. Ltd.
          ADR........................  16,898
  1,000   Nomura Holdings, Inc.
          ADR........................  11,950
    500   NTT DoCoMo, Inc.
          ADR........................   7,405
    300   Oji Paper Co. Ltd. ADR.....  15,676
  1,000   OLYMPUS Corp. ADR..........  19,222
  1,000   Pioneer Corp. ADR..........  15,170
    200   Ricoh Co. Ltd. ADR.........  15,639

Number of                               US$
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
    600   Sony Corp. ADR............. $ 20,664
  1,100   Sumitomo Metal Industries
          Ltd. ADR...................   18,861
  2,000   Sumitomo Mitsui Financial
          Group, Inc. ADR............   13,537
    200   TDK Corp. ADR..............   13,890
    200   The Bank of Fukuoka Ltd.
          ADR........................   11,858
    300   The Bank of Yokohama Ltd.
          ADR........................   17,354
    200   The Shizuoka Bank Ltd.
          ADR........................   17,201
  3,000   The Sumitomo Trust and
          Banking Co. Ltd. ADR.......   18,275
                                      --------
                                       631,617
                                      --------
          Netherlands--4.7%
    400   ABN AMRO Holding NV
          ADR........................    9,812
  1,100   Aegon NV ADR...............   14,157
    100   Akzo Nobel NV ADR..........    3,929
    200   ASML Holding NV
          ADR*.......................    3,132
    600   ING Groep NV ADR...........   16,830
    900   Koninklijke (Royal) KPN
          NV ADR.....................    7,524
    600   Koninklijke (Royal) Philips
          Electronics NV ADR.........   15,114
    550   Reed Elsevier NV ADR.......   15,340
    700   Royal Dutch Petroleum Co.
          ADR........................   45,430
    100   TNT NV ADR.................    2,535
    200   Unilever NV ADR............   12,966
                                      --------
                                       146,769
                                      --------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2005 (Unaudited)

Number of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          New Zealand--0.2%
    200   Telecom Corp. of New
          Zealand Ltd. ADR............ $  6,718
                                       --------
          Norway--0.7%
    300   Orkla ASA ADR...............   11,059
    600   Statoil ASA ADR.............   12,180
                                       --------
                                         23,239
                                       --------
          Portugal--0.3%
    370   Electricidade de Portugal SA
          ADR.........................    9,280
                                       --------
          Singapore--0.8%
  1,000   Neptune Orient Lines Ltd.
          ADR.........................    8,961
  1,000   United Overseas Bank Ltd.
          ADR.........................   16,832
                                       --------
                                         25,793
                                       --------
          Spain--3.9%
  1,100   Banco Bilbao Vizcaya
          Argentaria SA ADR...........   16,896
  2,000   Banco Santander Central
          Hispano SA ADR..............   23,160
  2,500   Corporacion Mapfre S.A.
          ADR.........................    7,488
    800   Endesa SA ADR...............   18,336
    550   NH Hoteles SA ADR...........   15,115
    500   Repsol YPF SA ADR...........   12,565
    576   Telefonica SA ADR...........   28,166
                                       --------
                                        121,726
                                       --------
          Sweden--2.3%
  1,400   AB SKF ADR..................   14,343
    900   Atlas Copco AB ADR..........   14,291
     50   Electrolux AB ADR...........    2,132

Number of                              US$
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
    400   Sandvik AB ADR............ $ 14,880
    100   Svenska Cellulosa AB (SCA)
          ADR.......................    3,201
    520   Telefonaktiebolaget LM
          Ericsson ADR..............   16,614
    200   Volvo AB ADR..............    8,111
                                     --------
                                       73,572
                                     --------
          Switzerland--6.5%
  1,460   ABB Ltd. ADR*.............    9,446
    420   Credit Suisse Group ADR...   16,439
     30   Logitech International SA
          ADR*......................    1,913
    560   Nestle SA ADR.............   35,844
    810   Novartis AG ADR...........   38,426
    480   Roche Holding (UK) Ltd.
          ADR.......................   30,386
    400   Serono SA ADR.............    6,396
    246   Swiss Reinsurance Co.
          ADR.......................   15,131
    300   Swisscom AG ADR...........    9,786
    600   Syngenta AG ADR...........   12,234
    369   UBS AG....................   28,727
                                     --------
                                      204,728
                                     --------
          United Kingdom--24.2%
  1,250   Amvescap PLC ADR..........   15,013
    300   Anglo American PLC
          ADR.......................    7,050
    600   AstraZeneca PLC ADR.......   24,756
  1,000   BAA PLC ADR...............   11,113
    350   BAE SYSTEMS PLC
          ADR.......................    7,202
    550   Barclays PLC ADR..........   21,967
    220   BG Group PLC ADR..........    9,152

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2005 (Unaudited)

Number of                              US$
 Shares                               Value
---------                            -------
          Common Stocks (Continued)
    550   BHP Billiton PLC ADR...... $14,190
  1,216   BP PLC ADR................  75,855
    350   British American Tobacco
          PLC ADR...................  13,587
    400   British Sky Broadcasting
          Group PLC ADR.............  15,016
    340   BT Group PLC ADR..........  14,144
    375   Cadbury Schweppes PLC
          ADR.......................  14,374
    356   Centrica PLC ADR..........  14,788
  3,600   Compass Group PLC
          ADR.......................  15,132
  1,590   Corus Group PLC ADR*......  11,877
    200   Diageo PLC ADR............  11,860
    460   Friends Provident PLC
          ADR.......................  15,006
  1,000   GlaxoSmithKline PLC
          ADR.......................  48,511
    900   GUS PLC ADR...............  14,204
    500   HBOS PLC ADR..............  23,136
    760   HSBC Holdings PLC
          ADR.......................  60,533
    250   Imperial Tobacco Group PLC
          ADR.......................  13,603
  1,712   Kingfisher PLC ADR........  15,097
  1,480   Legal & General Group PLC
          ADR.......................  15,254
    475   Lloyds TSB Group PLC
          ADR.......................  16,174
    550   Marconi Corp. PLC
          ADR*......................   5,984
    850   Prudential Corp. PLC
          ADR.......................  15,266
    400   Reed Elsevier PLC ADR.....  15,487

Number of                                    US$
 Shares                                     Value
---------                                 ----------
          Common Stocks (Continued)
    940   Rentokil Initial PLC ADR....... $   13,458
    100   Rio Tinto PLC ADR..............     12,192
  2,040   Royal & Sun Alliance
          Insurance Group PLC
          ADR............................     15,606
    800   Scottish & Southern Energy
          PLC ADR........................     14,526
    350   Scottish Power PLC ADR.........     12,460
    550   Shell Transport & Trading
          Co. ADR........................     31,933
    160   Smith & Nephew PLC
          ADR............................      7,906
    866   Tesco PLC ADR..................     14,843
    375   Unilever PLC ADR...............     14,569
  2,200   Vodafone Group PLC
          ADR............................     53,504
    350   Wolseley PLC ADR...............     14,840
                                          ----------
                                             761,168
                                          ----------
          Total Common Stocks
          (Cost $2,450,084)..............  3,002,893
                                          ----------
          Total Investments
          (Cost $2,450,084)(a)--
          95.3%..........................  3,002,893
          Other assets less liabilities--
          4.7%...........................    146,655
                                          ----------
          Net Assets--100.0%............. $3,149,548
                                          ----------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005 net unrealized appreciation was $552,809 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $616,311 and aggregate gross unrealized depreciation of 63,502.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Industry Diversification

         June 30, 2005 (Unaudited)

                                                            % of
                                                           Total
                                              US$ Value  Net Assets
                                              ---------- ----------
            Aerospace/Defense................ $    7,202     0.2%
            Agriculture......................     27,190     0.9
            Airlines.........................     38,821     1.2
            Auto Manufacturers...............     64,489     2.0
            Auto Parts & Equipment...........     27,906     0.9
            Banks............................    548,455    17.4
            Beverages........................     38,174     1.2
            Building Materials...............     45,736     1.4
            Chemicals........................     72,019     2.3
            Commercial Services..............     29,585     0.9
            Computers........................     31,560     1.0
            Cosmetics/Personal Care..........     14,371     0.4
            Distribution/Wholesale...........     33,935     1.1
            Diversified Financial Services...     63,151     2.0
            Electric.........................    126,605     4.0
            Electrical Components & Equipment     28,043     0.9
            Electronics......................     46,654     1.5
            Engineering & Construction.......     20,559     0.7
            Entertainment....................     11,251     0.4
            Food.............................    146,595     4.7
            Food Service.....................     15,132     0.5
            Forest Products & Paper..........     28,462     0.9
            Gas..............................     14,788     0.5
            Hand/Machine Tools...............     14,880     0.5
            Healthcare-Products..............     20,260     0.6
            Holding Companies--Diversified...      9,037     0.3
            Home Furnishings.................     57,198     1.8
            Insurance........................    159,165     5.1
            Iron/Steel.......................     30,738     1.0
            Lodging..........................     29,196     0.9
            Machinery--Construction & Mining.     29,831     0.9
            Machinery--Diversified...........     10,850     0.3
            Media............................     66,546     2.1
            Metal Fabricate/Hardware.........     14,343     0.5
            Mining...........................     53,228     1.7
            Miscellaneous Manufacturing......     70,611     2.2
            Office/Business Equipment........     15,639     0.5
            Oil & Gas........................    272,860     8.6
            Pharmaceuticals..................    203,471     6.4
            Real Estate......................     49,535     1.6
            Retail...........................     68,145     2.2
            Semiconductors...................      8,682     0.3
            Software.........................     13,150     0.4
            Telecommunications...............    254,509     8.1
            Toys/Games/Hobbies...............     20,937     0.7
            Transportation...................     30,699     1.0
            Water............................     18,700     0.6
                                              ----------   -----
            Total value of investments.......  3,002,893    95.3
            Other assets less liabilities....    146,655     4.7
                                              ----------   -----
            Net Assets....................... $3,149,548   100.0%
                                              ----------   -----

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $2,450,084).......................... $  3,002,893
            Receivables:
             Investments sold...........................    3,969,168
             Dividends..................................       26,232
             Reclaims...................................        8,004
             Due from Advisor...........................          131
             Interest...................................          108
            Other assets................................        9,482
                                                         ------------
             Total Assets...............................    7,016,018
                                                         ------------
          Liabilities:
            Due to Custodian............................    2,589,174
            Payables:
             Capital stock repurchased..................    1,236,520
             Services provided by The Bank of
              New York..................................        1,498
            Accrued expenses and other liabilities......       39,278
                                                         ------------
             Total Liabilities..........................    3,866,470
                                                         ------------
          Net Assets:................................... $  3,149,548
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $        407
            Paid in capital.............................    4,634,425
            Undistributed net investment income.........       88,134
            Accumulated net realized loss on
             investments and foreign currency
             transactions...............................   (2,127,109)
            Net unrealized appreciation on
             investments and foreign currency
             denominated assets and liabilities.........      553,691
                                                         ------------
          Net Assets.................................... $  3,149,548
                                                         ------------
          Institutional Shares:
            Net assets.................................. $  3,149,548
                                                         ------------
            Shares outstanding..........................      406,814
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       7.74
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $13,367)................................. $   130,777
            Interest from affiliated fund................         492
                                                          -----------
             Total Income................................     131,269
                                                          -----------
          Expenses:
            Advisory.....................................      26,537
            Directors....................................       8,801
            Registration and filings.....................       7,783
            Transfer agent...............................       7,782
            Audit........................................       5,816
            Administration...............................       4,423
            Legal........................................       2,145
            Custodian....................................       1,333
            Other........................................       2,984
                                                          -----------
             Total Expenses..............................      67,604
            Fees waived by The Bank of New York
             (Note 3)....................................     (24,469)
                                                          -----------
             Net Expenses................................      43,135
                                                          -----------
             Net Investment Income.......................      88,134
                                                          -----------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Foreign Currency Transactions:
            Net realized gain on:
             Investments.................................   1,041,250
             Foreign currency transactions...............         128
                                                          -----------
            Net realized gain on investments and foreign
             currency transactions.......................   1,041,378
                                                          -----------
            Decrease in unrealized appreciation/
             depreciation on:
             Investments.................................  (1,263,242)
             Foreign currency denominated assets and
              liabilities................................        (526)
                                                          -----------
            Net unrealized loss on investments and
             foreign currency denominated assets and
             liabilities.................................  (1,263,768)
                                                          -----------
            Net realized and unrealized loss on
             investments and foreign currency
             transactions................................    (222,390)
                                                          -----------
            Net decrease in net assets resulting from
             operations.................................. $  (134,256)
                                                          -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statements of Changes in Net Assets


                                                                              Six Months Ended
                                                                               June 30, 2005      Year Ended
                                                                                (Unaudited)    December 31, 2004
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $    88,134       $   81,319
  Net realized gain on investments and foreign currency transactions.........     1,041,378          385,510
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and foreign currency denominated assets and liabilities...................    (1,263,768)         490,049
                                                                                -----------       ----------
   Net increase (decrease) in net assets resulting from operations...........      (134,256)         956,878
                                                                                -----------       ----------
Dividends To Shareholders:
  Dividends from net investment income.......................................            --          (82,694)
                                                                                -----------       ----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................       748,979          403,475
  Proceeds from shares issued on reinvestment of dividends...................            --            3,626
  Value of capital stock repurchased.........................................    (4,248,825)        (998,500)
                                                                                -----------       ----------
  Net decrease in net assets resulting from capital stock transactions.......    (3,499,846)        (591,399)
                                                                                -----------       ----------
   Increase (decrease) in Net Assets.........................................    (3,634,102)         282,785
Net Assets:
  Beginning of year..........................................................     6,783,650        6,500,865
                                                                                -----------       ----------
  End of period (includes undistributed net investment income of $88,134 at
   June 30, 2005)............................................................   $ 3,149,548       $6,783,650
                                                                                -----------       ----------
Changes In Capital Stock Outstanding:
  Shares sold................................................................        96,258           57,421
  Shares issued on reinvestment of dividends.................................            --              468
  Shares repurchased.........................................................      (541,345)        (139,848)
                                                                                -----------       ----------
   Net decrease..............................................................      (445,087)         (81,959)
  Shares outstanding, beginning of year......................................       851,901          933,860
                                                                                -----------       ----------
  Shares outstanding, end of period..........................................       406,814          851,901
                                                                                -----------       ----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights

                                         Six Months                                        For the Period
                                            Ended           Year Ended December 31,       January 3, 2000*
                                        June 30, 2005 ---------------------------------        Through
                                         (Unaudited)   2004    2003     2002      2001    December 31, 2000
                                        ------------- ------  ------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of
  period...............................    $ 7.96     $ 6.96  $ 5.15  $  6.22   $  8.22        $ 10.00
                                           ------     ------  ------  -------   -------        -------
Gain (loss) from investment operations
Net investment income..................      0.11       0.09    0.06     0.04      0.02             --
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions................     (0.33)      1.01    1.82    (1.08)    (2.00)         (1.78)
                                           ------     ------  ------  -------   -------        -------
 Total from investment
   operations..........................     (0.22)      1.10    1.88    (1.04)    (1.98)         (1.78)
                                           ------     ------  ------  -------   -------        -------
Dividends
Dividends from net investment
  income...............................        --      (0.10)  (0.07)   (0.03)    (0.02)            --
                                           ------     ------  ------  -------   -------        -------
Net asset value at end of period.......    $ 7.74     $ 7.96  $ 6.96  $  5.15   $  6.22        $  8.22
                                           ------     ------  ------  -------   -------        -------
TOTAL RETURN:..........................
Total investment return based on net
  asset value (a)......................     (2.76)%    15.80%  36.62%  (16.68)%  (24.04)%       (17.80)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period (000's
  omitted).............................    $3,150     $6,784  $6,501  $ 6,675   $ 7,186        $ 5,263
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................      1.22%**    1.22%   1.22%    1.22%     1.22%          1.22%**
 Expenses, prior to waiver from The
   Bank of New York....................      1.91%**    2.59%   3.94%    3.66%     4.38%          4.55%**
 Net investment income, net of
   waiver from The Bank of New
   York................................      2.49%**    1.26%   1.07%    0.63%     0.29%          0.03%**
Portfolio turnover rate................        10%        25%     90%      37%       48%            10%

* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

 Number
of Shares                            Value
---------                           --------
          Common Stocks--52.2%
          Aerospace/Defense--1.1%
  1,580   United Technologies
          Corp..................... $ 81,133
                                    --------
          Banks--2.7%
  1,700   Bank of America Corp.....   77,537
  1,410   North Fork Bancorp, Inc..   39,607
  1,540   Wachovia Corp............   76,384
                                    --------
                                     193,528
                                    --------
          Beverages--1.2%
  1,530   PepsiCo, Inc.............   82,513
                                    --------
          Biotechnology--1.5%
  1,000   Amgen, Inc.*.............   60,460
  1,060   Celgene Corp.*...........   43,216
                                    --------
                                     103,676
                                    --------
          Chemicals--1.7%
  1,515   duPont (E.I.) de Nemours
          & Co.....................   65,160
  1,450   International Flavors &
          Fragrances, Inc..........   52,519
                                    --------
                                     117,679
                                    --------
          Commercial Services--1.4%
  2,570   Accenture Ltd.*..........   58,262
  1,560   ARAMARK Corp., Class B...   41,184
                                    --------
                                      99,446
                                    --------
          Computers--2.9%
  1,620   Dell, Inc.*..............   64,006
  4,430   EMC Corp.*...............   60,735
  1,055   International Business
          Machines Corp. (IBM).....   78,282
                                    --------
                                     203,023
                                    --------

 Number
of Shares                               Value
---------                              --------
          Common Stocks (Continued)
          Cosmetics/Personal Care--1.6%
  1,060   Colgate-Palmolive Co........ $ 52,905
  1,110   Procter & Gamble Co.........   58,552
                                       --------
                                        111,457
                                       --------
          Diversified Financial Services--3.3%
  2,563   Citigroup, Inc..............  118,488
  1,160   Morgan Stanley..............   60,865
    550   The Goldman Sachs Group,
          Inc.........................   56,111
                                       --------
                                        235,464
                                       --------
          Electric--0.7%
  1,590   Duke Energy Corp............   47,271
                                       --------
          Food--1.8%
  2,010   Campbell Soup Co............   61,848
  1,760   SYSCO Corp..................   63,694
                                       --------
                                        125,542
                                       --------
          Healthcare-Products--1.7%
    975   Johnson & Johnson...........   63,375
    710   Zimmer Holdings, Inc.*......   54,081
                                       --------
                                        117,456
                                       --------
          Insurance--1.9%
  1,560   American International
          Group, Inc..................   90,636
  1,115   The St. Paul Travelers Cos.,
          Inc.........................   44,076
                                       --------
                                        134,712
                                       --------
          Machinery-Construction & Mining--0.9%
    660   Caterpillar, Inc............   62,905
                                       --------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         June 30, 2005 (Unaudited)

 Number
of Shares                             Value
---------                            --------
          Common Stocks (Continued)
          Media--1.9%
  2,380   Comcast Corp.*............ $ 71,281
  1,300   The E.W. Scripps Co.......   63,440
                                     --------
                                      134,721
                                     --------
          Miscellaneous Manufacturing--4.5%
    980   3M Co.....................   70,854
    860   Eaton Corp................   51,514
  3,905   General Electric Co.......  135,307
  1,700   Honeywell International,
          Inc.......................   62,271
                                     --------
                                      319,946
                                     --------
          Oil & Gas--3.8%
  1,465   BP PLC ADR (Great Britain)   91,387
  1,955   Exxon Mobil Corp..........  112,353
    550   Total SA ADR (France).....   64,268
                                     --------
                                      268,008
                                     --------
          Oil & Gas Services--1.1%
  1,000   Schlumberger Ltd..........   75,940
                                     --------
          Pharmaceuticals--4.0%
    980   Caremark Rx, Inc.*........   43,630
    970   Gilead Sciences, Inc.*....   42,670
  3,570   Pfizer, Inc...............   98,460
  1,810   Teva Pharmaceutical
          Industries Ltd. ADR
          (Israel)..................   56,363
    940   Wyeth.....................   41,830
                                     --------
                                      282,953
                                     --------
          Pipelines--0.6%
  2,400   The Williams Cos., Inc....   45,600
                                     --------

 Number
of Shares                                Value
---------                              ----------
          Common Stocks (Continued)
          REITS--1.1%
  1,160   Duke Realty Corp............ $   36,726
  2,350   Host Marriot Corp...........     41,125
                                       ----------
                                           77,851
                                       ----------
          Retail--3.1%
  1,865   PETsMART, Inc...............     56,603
  1,390   The Home Depot, Inc.........     54,071
  1,240   Wal-Mart Stores, Inc........     59,767
  1,010   Wendy's International, Inc..     48,127
                                       ----------
                                          218,568
                                       ----------
          Savings & Loans--0.8%
  1,450   Washington Mutual, Inc......     59,001
                                       ----------
          Semiconductors--0.8%
  2,240   Intel Corp..................     58,374
                                       ----------
          Software--1.4%
  4,070   Microsoft Corp..............    101,099
                                       ----------
          Telecommunications--3.3%
  4,165   Cisco Systems, Inc.*........     79,593
  1,940   Scientific-Atlanta, Inc.....     64,544
  3,510   Sprint Corp. (FON Group)....     88,066
                                       ----------
                                          232,203
                                       ----------
          Transportation--1.4%
  1,040   CSX Corp....................     44,366
    835   United Parcel Service, Inc.,
          Class B.....................     57,749
                                       ----------
                                          102,115
                                       ----------
          Total Common Stocks
          (Cost $3,538,815)...........  3,692,184
                                       ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         June 30, 2005 (Unaudited)

 Number
of Shares                               Value
---------                             ----------
          Exchange Traded Fund--0.6%
  1,970   Technology Select Sector
          SPDR Fund
          (Cost $41,685)............. $   39,262
                                      ----------
          Total Investments
          (Cost $3,580,500)(a)--52.8%  3,731,446
          Other assets less
          liabilities--47.2%.........  3,338,097
                                      ----------
          Net Assets--100.0%......... $7,069,543
                                      ----------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $150,946 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $277,566 and aggregate gross unrealized depreciation of $126,620.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $3,580,500).......................... $  3,731,446
            Receivables:
             Investments sold...........................    8,711,413
             Dividends..................................       10,000
             Interest...................................          502
            Other assets................................        9,031
                                                         ------------
             Total Assets...............................   12,462,392
                                                         ------------
          Liabilities:
            Due to Custodian............................    3,280,179
            Payables:
             Capital stock repurchased..................    2,048,463
             Services provided by The Bank of
              New York..................................        2,199
            Accrued expenses and other liabilities......       62,008
                                                         ------------
             Total Liabilities..........................    5,392,849
                                                         ------------
          Net Assets:................................... $  7,069,543
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $        981
            Paid in capital.............................   13,480,969
            Undistributed net investment income.........        3,007
            Accumulated net realized loss on
             investments................................   (6,566,360)
            Net unrealized appreciation on
             investments................................      150,946
                                                         ------------
          Net Assets.................................... $  7,069,543
                                                         ------------
          Institutional Shares:
            Net assets.................................. $  7,069,543
                                                         ------------
            Shares outstanding..........................      981,244
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       7.20
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $200)................................... $ 114,935
             Interest....................................     3,575
                                                          ---------
              Total Income...............................   118,510
                                                          ---------
           Expenses:
             Advisory....................................    38,727
             Directors...................................     8,816
             Administration..............................     8,069
             Transfer agent..............................     7,836
             Registration and filings....................     7,785
             Audit.......................................     6,135
             Custodian...................................     1,747
             Other.......................................     3,465
                                                          ---------
              Total Expenses.............................    82,580
             Fees waived by The Bank of New York
              (Note 3)...................................   (30,941)
                                                          ---------
              Net Expenses...............................    51,639
                                                          ---------
              Net Investment Income......................    66,871
                                                          ---------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments............   219,487
             Decrease in unrealized appreciation/
              depreciation on investments................  (389,931)
                                                          ---------
             Net realized and unrealized loss on
              investments................................  (170,444)
                                                          ---------
             Net decrease in net assets resulting from
              operations................................. $(103,573)
                                                          ---------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statements of Changes in Net Assets


                                                                              Six Months Ended
                                                                               June 30, 2005      Year Ended
                                                                                (Unaudited)    December 31, 2004
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $    66,871       $   142,216
  Net realized gain (loss) on investments....................................       219,487          (331,071)
  Increase (decrease) in unrealized appreciation/depreciation on investments.      (389,931)          861,922
                                                                                -----------       -----------
   Net increase (decrease) in net assets resulting from operations...........      (103,573)          673,067
                                                                                -----------       -----------
Dividends to Shareholders:
  Dividends from net investment income.......................................       (64,209)         (140,430)
                                                                                -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................       304,590           653,850
  Proceeds from shares issued on reinvestment of dividends...................         2,142             5,487
  Value of capital stock repurchased.........................................    (6,861,426)       (1,427,137)
                                                                                -----------       -----------
  Net decrease in net assets resulting from capital stock transactions.......    (6,554,694)         (767,800)
                                                                                -----------       -----------
   Decrease in Net Assets....................................................    (6,722,476)         (235,163)
Net Assets:
  Beginning of year..........................................................    13,792,019        14,027,182
                                                                                -----------       -----------
  End of period (includes undistributed net investment income of $3,007 at
   June 30, 2005 and $345 at December 31, 2004)..............................   $ 7,069,543       $13,792,019
                                                                                -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold................................................................        42,513            91,152
  Shares issued on reinvestment of dividends.................................           296               772
  Shares repurchased.........................................................      (946,066)         (201,323)
                                                                                -----------       -----------
   Net decrease..............................................................      (903,257)         (109,399)
  Shares outstanding, beginning of year......................................     1,884,501         1,993,900
                                                                                -----------       -----------
  Shares outstanding, end of period..........................................       981,244         1,884,501
                                                                                -----------       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                           Six Months                                         For the Period
                                              Ended                                          January 3, 2000*
                                            June 30,          Year Ended December 31,            Through
                                              2005     -----------------------------------     December 31,
                                           (Unaudited)   2004     2003     2002      2001          2000
                                           ----------- -------  -------  -------   -------   ----------------
PER SHARE DATA:
Net asset value at beginning of period....   $ 7.32    $  7.04  $  5.75  $  7.54   $ 10.03       $ 10.00
                                             ------    -------  -------  -------   -------       -------
Gain (loss) from investment operations
Net investment income.....................     0.04       0.07     0.06     0.05      0.05          0.06
Net realized and unrealized gain (loss) on
  investments.............................    (0.12)      0.28     1.28    (1.79)    (2.50)         0.03
                                             ------    -------  -------  -------   -------       -------
 Total from investment operations.........    (0.08)      0.35     1.34    (1.74)    (2.45)         0.09
                                             ------    -------  -------  -------   -------       -------
Dividends and distributions
Dividends from net investment income......    (0.04)     (0.07)   (0.05)   (0.05)    (0.04)        (0.05)
Distributions from capital gains..........       --         --       --       --        --         (0.01)
                                             ------    -------  -------  -------   -------       -------
 Total dividends and distributions........    (0.04)     (0.07)   (0.05)   (0.05)    (0.04)        (0.06)
                                             ------    -------  -------  -------   -------       -------
Net asset value at end of period..........   $ 7.20    $  7.32  $  7.04  $  5.75   $  7.54       $ 10.03
                                             ------    -------  -------  -------   -------       -------
TOTAL RETURN:
Total investment return based on net asset
  value(a)................................    (1.15)%     5.20%   23.42%  (22.85)%  (24.38)%        0.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)................................   $7,070    $13,792  $14,027  $15,333   $17,514       $14,920
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................     0.80%**    0.80%    0.80%    0.80%     0.80%         0.80%**
 Expenses, prior to waiver from The
   Bank of New York.......................     1.28%**    1.54%    1.47%    1.71%     2.11%         1.76%**
 Net investment income, net of waiver
   from The Bank of New York..............     1.04%**    1.04%    0.88%    0.84%     0.58%         0.52%**
Portfolio turnover rate...................       20%        42%      24%      21%       16%            5%

* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         June 30, 2005 (Unaudited)

Number of
 Shares                               Value
---------                            --------
          Common Stocks--99.0%
          Apparel--5.0%
    180   Oxford Industries, Inc.... $  7,749
  4,155   Phillips-Van Heusen Corp..  135,827
  3,650   The Warnaco Group, Inc.*..   84,863
  3,010   Wolverine World Wide, Inc.   72,270
                                     --------
                                      300,709
                                     --------
          Banks--2.9%
  1,100   Boston Private Financial
          Holdings, Inc.............   27,720
    508   Community Banks, Inc......   13,167
  6,750   UCBH Holdings, Inc........  109,620
    200   Westamerica Bancorp.......   10,562
    280   Wilmington Trust Corp.....   10,083
                                     --------
                                      171,152
                                     --------
          Beverages--0.7%
  1,300   Peet's Coffee & Tea, Inc.*   42,952
                                     --------
          Biotechnology--3.8%
  2,300   Charles River Laboratories
          International, Inc.*......  110,975
  2,300   Martek Biosciences
          Corp.*....................   87,285
  3,180   Tercica, Inc.*............   27,634
                                     --------
                                      225,894
                                     --------
          Chemicals--1.4%
  2,450   Airgas, Inc...............   60,442
    900   Cabot Microelectronics
          Corp.*....................   26,091
                                     --------
                                       86,533
                                     --------

Number of
 Shares                                  Value
---------                               --------
          Common Stocks (Continued)
          Commercial Services--4.3%
  2,540   CoStar Group, Inc.*.......... $110,744
  2,390   Education Management
          Corp.*.......................   80,615
  1,485   Forrester Research, Inc.*....   26,478
    305   Strayer Education, Inc.......   26,309
  1,900   The Princeton Review, Inc.*..   11,077
                                        --------
                                         255,223
                                        --------
          Computers--1.9%
  1,100   Kronos, Inc.*................   44,429
    800   M-Systems Flash Disk
          Pioneers Ltd. (Israel)*......   15,336
  1,400   Manhattan Associates, Inc.*..   26,894
  1,780   Perot Systems Corp.,
          Class A*.....................   25,312
                                        --------
                                         111,971
                                        --------
          Distribution/Wholesale--1.9%
  4,360   Bell Microproducts, Inc.*....   40,984
  2,000   SCP Pool Corp................   70,180
                                        --------
                                         111,164
                                        --------
          Diversified Financial Services--1.3%
  1,900   National Financial Partners
          Corp.........................   74,366
    100   Piper Jaffray Cos., Inc.*....    3,043
                                        --------
                                          77,409
                                        --------
          Electrical Components & Equipment--1.6%
  1,800   Belden CDT, Inc..............   38,160
  2,400   Greatbatch, Inc.*............   57,360
                                        --------
                                          95,520
                                        --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Electronics--4.3%
  1,300   Cogent, Inc.*............... $ 37,115
  1,700   Coherent, Inc.*.............   61,217
  1,390   Photon Dynamics, Inc.*......   28,648
  4,760   Plexus Corp.*...............   67,735
  1,600   Trimble Navigation Ltd.*....   62,352
                                       --------
                                        257,067
                                       --------
          Energy-Alternate Sources--0.5%
  2,100   KFx, Inc.*..................   30,009
                                       --------
          Engineering & Construction--1.3%
  1,600   Dycom Industries, Inc.*.....   31,696
  2,055   The Shaw Group, Inc.*.......   44,203
                                       --------
                                         75,899
                                       --------
          Entertainment--0.5%
    575   International Speedway
          Corp........................   32,350
                                       --------
          Food--3.1%
  4,075   Performance Food Group
          Co.*........................  123,105
  2,050   United Natural Foods, Inc.*.   62,259
                                       --------
                                        185,364
                                       --------
          Healthcare-Products--7.9%
  1,910   Conceptus, Inc.*............   10,792
  2,300   Digirad Corp.*..............   12,328
  3,700   Merit Medical Systems, Inc.*   57,017
  1,420   NuVasive, Inc.*.............   23,600
  3,105   PSS World Medical, Inc.*....   38,657
  2,950   Respironics, Inc.*..........  106,524
  1,000   Shamir Optical Industry Ltd.
          (Israel)*...................   16,150

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  2,850   Sybron Dental Specialties,
          Inc.*..................... $107,217
  2,400   Wright Medical Group,
          Inc.*.....................   64,080
  1,415   Zoll Medical Corp.*.......   36,012
                                     --------
                                      472,377
                                     --------
          Healthcare-Services--5.5%
  2,550   American Healthways,
          Inc.*.....................  107,789
    100   AMERIGROUP Corp.*.........    4,020
    100   Centene Corp.*............    3,358
  1,150   LabOne, Inc.*.............   45,782
  1,250   LifePoint Hospitals, Inc.*   63,150
    100   Molina Healthcare, Inc.*..    4,426
    650   United Surgical Partners
          International, Inc.*......   33,852
  3,300   VistaCare, Inc.*..........   60,951
    200   WellCare Health Plans,
          Inc.*.....................    7,102
                                     --------
                                      330,430
                                     --------
          Household Products/Wares--1.1%
    100   Central Garden & Pet
          Co.*......................    4,912
  2,650   Fossil, Inc.*.............   60,155
                                     --------
                                       65,067
                                     --------
          Insurance--1.5%
  2,125   ProAssurance Corp.*.......   88,740
                                     --------
          Internet--5.3%
    600   aQuantive, Inc.*..........   10,632
  1,040   Blue Coat Systems, Inc.*..   31,075
  1,450   Digital River, Inc.*......   46,038
  1,000   F5 Networks, Inc.*........   47,235

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
  1,300   j2 Global Communications,
          Inc.*...................... $ 44,772
  3,700   RSA Security, Inc.*........   42,476
  7,300   Sapient Corp.*.............   57,889
  5,800   TIBCO Software, Inc.*......   37,932
                                      --------
                                       318,049
                                      --------
          Machinery-Diversified--1.0%
  1,750   Briggs & Stratton Corp.....   60,585
                                      --------
          Media--2.6%
  3,070   Radio One, Inc., Class D*..   39,204
  3,000   Scholastic Corp.*..........  115,650
                                      --------
                                       154,854
                                      --------
          Miscellaneous Manufacturing--0.3%
    800   Acuity Brands, Inc.........   20,552
                                      --------
          Oil & Gas--1.6%
    500   Atwood Oceanics, Inc.*.....   30,780
  5,300   Grey Wolf, Inc.*...........   39,273
    900   Todco, Class A*............   23,103
                                      --------
                                        93,156
                                      --------
          Oil & Gas Services--2.4%
  1,500   Core Laboratories NV
          (Netherlands)*.............   40,230
  1,200   Oceaneering International,
          Inc.*......................   46,380
  3,300   Superior Energy Services,
          Inc.*......................   58,740
                                      --------
                                       145,350
                                      --------

Number of
 Shares                              Value
---------                           --------
          Common Stocks (Continued)
          Pharmaceuticals--9.5%
  2,100   Alkermes, Inc.*.......... $ 27,762
  2,295   Amylin Pharmaceuticals,
          Inc.*....................   48,034
  3,350   Connetics Corp.*.........   59,094
  1,600   Cubist Pharmaceuticals,
          Inc.*....................   21,072
  3,550   Discovery Laboratories,
          Inc.*....................   25,880
  1,450   Medicis Pharmaceutical
          Corp.....................   46,009
  1,500   Neurocrine Biosciences,
          Inc.*....................   63,090
  2,000   NPS Pharmaceuticals,
          Inc.*....................   22,700
  5,610   Prestige Brands Holdings,
          Inc.*....................  109,394
  5,900   VCA Antech, Inc.*........  143,074
                                    --------
                                     566,109
                                    --------
          Retail--13.2%
  4,600   A.C. Moore Arts & Crafts,
          Inc.*....................  145,405
  3,400   AnnTaylor Stores Corp.*..   82,552
    600   BJ's Restaurants, Inc.*..   12,204
  3,300   Dick's Sporting Goods,
          Inc.*....................  127,346
  5,800   Fred's, Inc..............   96,164
  6,000   Hot Topic, Inc.*.........  114,720
    250   Jo-Ann Stores, Inc.*.....    6,598
    600   MarineMax, Inc.*.........   18,750
  2,300   PETCO Animal Supplies,
          Inc.*....................   67,436

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2005 (Unaudited)

Number of
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
    950   The Cheesecake Factory,
          Inc.*...................... $ 32,994
    700   Tractor Supply Co.*........   34,370
  2,600   West Marine, Inc.*.........   46,956
                                      --------
                                       785,495
                                      --------
          Savings & Loans--1.6%
  2,000   Commercial Capital Bancorp,
          Inc........................   33,420
    750   Dime Community
          Bancshares.................   11,400
  1,500   Flushing Financial Corp....   27,600
    710   PFF Bancorp, Inc...........   21,506
                                      --------
                                        93,926
                                      --------
          Semiconductors--6.2%
  3,700   Entegris, Inc.*............   36,630
  2,700   Fairchild Semiconductor
          Corp.*.....................   39,825
  1,708   FormFactor, Inc.*..........   45,125
  3,270   O2Micro International
          Ltd.*......................   45,944
  3,900   Semtech Corp.*.............   64,935
  2,430   Tessera Technologies,
          Inc.*......................   81,185
  4,300   Zoran Corp.*...............   57,147
                                      --------
                                       370,791
                                      --------
          Software--1.4%
  2,815   FileNET Corp.*.............   70,769
  1,700   Phase Forward, Inc.*.......   11,560
                                      --------
                                        82,329
                                      --------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Telecommunications--1.5%
    300   Ixia*....................... $    5,832
  2,550   NETGEAR, Inc.*..............     47,430
  5,900   RF Micro Devices, Inc.*.....     32,037
                                       ----------
                                           85,299
                                       ----------
          Transportation--1.9%
    800   Kirby Corp.*................     36,080
  1,085   UTi Worldwide, Inc. (British
          Virgin Islands).............     75,538
                                       ----------
                                          111,618
                                       ----------
          Total Common Stocks
          (Cost $5,315,788)...........  5,903,943
                                       ----------
          Total Investments
          (Cost $5,315,788)(a)--99.0%.  5,903,943
          Other assets less
          liabilities--1.0%...........     62,484
                                       ----------
          Net Assets--100.0%.......... $5,966,427
                                       ----------

*  Non-income producing security.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2005, net unrealized appreciation was $588,155 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $881,858 and aggregate gross unrealized depreciation of $293,703.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statement of Assets and Liabilities

         June 30, 2005 (Unaudited)

          Assets:
            Non-affiliated investments at market value,
             (Cost $5,315,788).......................... $  5,903,943
            Receivables:
             Investments sold...........................    2,996,972
             Dividends..................................        2,266
             Due from Advisor...........................        1,277
             Interest...................................          166
            Other assets................................        9,491
                                                         ------------
             Total Assets...............................    8,914,115
                                                         ------------
          Liabilities:
            Due to Custodian............................    1,753,051
            Payables:
             Capital stock repurchased..................    1,102,800
             Investments purchased......................       56,440
             Services provided by The Bank of
              New York..................................        1,663
            Accrued expenses and other liabilities......       33,734
                                                         ------------
             Total Liabilities..........................    2,947,688
                                                         ------------
          Net Assets:................................... $  5,966,427
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $        545
            Paid in capital.............................    5,438,859
            Undistributed net investment loss...........      (30,781)
            Accumulated net realized loss on
             investments................................      (30,351)
            Net unrealized appreciation on
             investments................................      588,155
                                                         ------------
          Net Assets.................................... $  5,966,427
                                                         ------------
          Institutional Shares:
            Net assets.................................. $  5,966,427
                                                         ------------
            Shares outstanding..........................      545,330
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.94
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2005 (Unaudited)

            Investment Income:
              Dividends................................. $  10,523
              Interest..................................     2,001
                                                         ---------
               Total Income.............................    12,524
                                                         ---------
            Expenses:
              Advisory..................................    33,832
              Transfer agent............................     9,390
              Directors.................................     8,810
              Registration and filings..................     7,706
              Audit.....................................     5,796
              Administration............................     5,638
              Custodian.................................     4,598
              Legal.....................................       267
              Other.....................................     3,023
                                                         ---------
               Total Expenses...........................    79,060
              Fees waived by The Bank of New York
               (Note 3).................................   (35,755)
                                                         ---------
               Net Expenses.............................    43,305
                                                         ---------
               Net Investment Loss......................   (30,781)
                                                         ---------
            Realized and Unrealized Gain (Loss)
             on Investments:
              Net realized gain on investments..........   439,908
              Decrease in unrealized appreciation/
               depreciation on investments..............  (526,849)
                                                         ---------
              Net realized and unrealized loss on
               investments..............................   (86,941)
                                                         ---------
              Net decrease in net assets resulting from
               operations............................... $(117,722)
                                                         ---------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets


                                                                              Six Months Ended
                                                                               June 30, 2005      Year Ended
                                                                                (Unaudited)    December 31, 2004
                                                                              ---------------- -----------------
Operations:
  Net investment loss........................................................   $   (30,781)      $   (61,111)
  Net realized gain on investments...........................................       439,908           408,018
  Increase (decrease) in unrealized appreciation/depreciation on investments.      (526,849)          215,748
                                                                                -----------       -----------
   Net increase (decrease) in net assets resulting from operations...........      (117,722)          562,655
                                                                                -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................       385,489           820,981
  Value of capital stock repurchased.........................................    (4,345,321)       (1,543,455)
                                                                                -----------       -----------
   Net decrease in net assets resulting from capital stock transactions......    (3,959,832)         (722,474)
                                                                                -----------       -----------
   Decrease in Net Assets....................................................    (4,077,554)         (159,819)
Net Assets:
  Beginning of year..........................................................    10,043,981        10,203,800
                                                                                -----------       -----------
  End of period..............................................................   $ 5,966,427       $10,043,981
                                                                                -----------       -----------
Changes In Capital Stock Outstanding:
  Shares sold................................................................        36,631            79,837
  Shares repurchased.........................................................      (402,303)         (147,996)
                                                                                -----------       -----------
   Net decrease..............................................................      (365,672)          (68,159)
  Shares outstanding, beginning of year......................................       911,002           979,161
                                                                                -----------       -----------
  Shares outstanding, end of period..........................................       545,330           911,002
                                                                                -----------       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights


                                    Six Months                                           For the period
                                       Ended            Year Ended December 31,         January 3, 2000*
                                   June 30, 2005 ------------------------------------        through
                                    (Unaudited)    2004      2003      2002      2001   December 31, 2000
                                   ------------- -------   -------   -------   ------   -----------------
PER SHARE DATA:
Net asset value at beginning of
  period..........................    $11.03     $ 10.42   $  7.55   $  9.77   $10.85        $10.00
                                      ------     -------   -------   -------   ------        ------
Gain (loss) from investment operations
Net investment loss...............     (0.04)      (0.07)    (0.04)    (0.04)   (0.02)        (0.01)
Net realized and unrealized gain
  (loss) on investments...........     (0.05)       0.68      2.91     (2.18)   (1.06)         0.96
                                      ------     -------   -------   -------   ------        ------
 Total from investment
   operations.....................     (0.09)       0.61      2.87     (2.22)   (1.08)         0.95
                                      ------     -------   -------   -------   ------        ------
Distributions
Distributions from capital gains..        --          --        --        --       --         (0.10)
                                      ------     -------   -------   -------   ------        ------
Net asset value at end of period..    $10.94     $ 11.03   $ 10.42   $  7.55   $ 9.77        $10.85
                                      ------     -------   -------   -------   ------        ------
TOTAL RETURN:
Total investment return based on
  net asset value(a)..............     (0.82)%      5.85%    38.01%   (22.72)%  (9.95)%        9.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)........................    $5,966     $10,044   $10,204   $ 8,139   $8,823        $6,394
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...........      0.96%**     0.96%     0.96%     0.96%    0.96%         0.96%**
 Expenses, prior to waiver from
   The Bank of New York...........      1.75%**     2.13%     2.20%     2.63%    3.24%         3.03%**
 Net investment loss, net of
   waiver from The Bank of
   New York.......................     (0.68)%**   (0.63)%   (0.44)%   (0.46)%  (0.22)%       (0.11)%**
Portfolio turnover rate...........        37%         58%       45%       27%      47%           35%

* Commencement of investment operations.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty-one separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton International Equity CRT Fund ("International Equity CRT Fund"), BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), and BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  The following are the investment objectives of each of the Funds:

.. International Equity CRT Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

.. Large Cap Growth CRT Fund--To provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration;

.. Small Cap Growth CRT Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined by the Advisor's Pricing Committee with approval of the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated in U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain for-eign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
International Equity CRT Fund       .75%
Large Cap Growth CRT Fund....       .60%
Small Cap Growth CRT Fund....       .75%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the ''Administrator'') and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York under the terms of sub-administration agreement.

  The Administrator's fee is payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million.

  During the six months ended June 30, 2005, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                              Amount
                              ------
International Equity CRT Fund $3,680
Large Cap Growth CRT Fund....  6,713
Small Cap Growth CRT Fund....  4,691

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2005 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the six months ended June 30, 2005, none of the Funds earned any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees in the amount of $140, $67 and $47 for the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund, respectively, are included under the caption "Other" in the Statement of Operations.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

International Equity CRT Fund........... 1.22%
Large Cap Growth CRT Fund...............  .80%
Small Cap Growth CRT Fund...............  .96%

  The Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously, these arrangements were voluntary and could be revoked at any time.

4. Portfolio Securities

  For the six months ended June 30, 2005, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                         Purchases     Sales
                                         ---------- -----------
International Equity CRT Fund........... $  676,409 $ 4,270,871
Large Cap Growth CRT Fund...............  2,263,026  11,731,004
Small Cap Growth CRT Fund...............  3,188,294   7,007,055

  There were no purchases or sales of U.S. Government Securities for the six months ended June 30, 2005.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                         Capital Loss
                                         Carryforward Expiration
                                         ------------ ----------
International Equity CRT Fund...........  $  580,851     2009
                                           1,016,919     2010
                                           1,558,928     2011
Large Cap Growth CRT Fund...............   1,559,162     2009
                                           3,363,090     2010
                                             732,900     2011
                                           1,045,034     2012
Small Cap Growth CRT Fund...............      97,062     2009
                                             350,375     2010

  During the year ended December 31, 2004, the International Equity CRT Fund and the Small Cap Growth CRT Fund utilized capital loss carryforwards of $396,856 and $430,840, respectively, to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Large Cap Growth CRT Fund and the Small Growth CRT Fund deferred post-October losses in the amount of $8,300 and $16,052, respectively, during 2004.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

                                          Distributions Paid From:
                                      ---------------------------------
                                                   Net        Total
                                                Long Term    Taxable
                                      Ordinary   Capital  Distributions
                                       Income     Gains       Paid
                                      --------  --------- -------------
        International Equity CRT Fund $ 82,694*    --       $ 82,694
        Large Cap Growth CRT Fund....  140,430     --        140,430
        Small Cap Growth CRT Fund....       --     --             --

*Amount is net of Foreign Tax Credits of $13,572.

  As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                               Undistributed
                              Ordinary Income/ Accumulated    Unrealized         Total
                                Accumulated    Capital and  Appreciation/     Accumulated
                                  Earnings     Other Losses (Depreciation) Earnings/(Deficit)
                              ---------------- ------------ -------------- ------------------
International Equity CRT Fund         --       $(3,156,698) $1,805,670/1/     $(1,351,028)
Large Cap Growth CRT Fund....       $345        (6,708,486)    463,516/1/      (6,244,625)
Small Cap Growth CRT Fund....         --          (463,489)  1,108,234/1/         644,745

/1/The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales.

6. Written Option Activity

  For the six months ended June 30, 2005, the Funds did not have any written options activity.

7. Reclassification Of Capital Accounts

  At December 31, 2004, the following reclassifications were made to the capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, foreign currency transactions and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                                Undistributed     Undistributed
                                Net Investment    Capital Gain/      Paid In
                                    Income     (accumulated Losses)  Capital
                                -------------- -------------------- --------
  International Equity CRT Fund    $   772            $ (443)       $   (329)
  Large Cap Growth CRT Fund....     (2,005)            2,005              --
  Small Cap Growth CRT Fund....     61,111                --         (61,111)

8. Subsequent Event

  Effective July 1, 2005, the Board approved the new fee rates for the calculation of the Advisory Fees and the Administration Fees, as follows:

  The Advisory fee for the International Equity CRT Fund changed from the annual rate of .75% to .50% of the average daily net assets.

  For each of the Funds, except the International Equity CRT Fund, there will be a .05% reduction of Advisory fees at $500 million in net assets. Also, there will be an additional .05% reduction at $1 billion in net assets.

  The Administrator's fee for each of the Funds changed from a tiered rate of ..125% on the first $300 million of average net assets and a rate of .10% on each Fund's average daily net assets in excess of $300 million to an annual rate of .10% of each Fund's average daily net assets.

  Effective July 1, 2005, the Board also approved the appointment of The Bank of New York to serve as the Funds' Administrator. The Bank of New York has delegated certain administrative functions to BISYS Fund Services Ohio, Inc. under the terms of a sub-administration agreement.

         Information about Advisory Agreements


    The directors unanimously approved at a meeting held on June 6, 2005 the continuance of the Investment Advisory Agreements between the Funds and the Adviser in respect of each separate fund ("Portfolio") covered in this semi-annual report (collectively, "Agreements"). As discussed below, the advisory fees payable under certain of the renewed Investment Advisory Agreements are lower than previous levels.

    In preparation for the approval, the directors requested and evaluated extensive materials from the Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider ("Data Provider") and from other sources. The directors also retained an independent consultant to assist them in reviewing and evaluating the reasonableness of the advisory fees. The directors met with management of the Adviser, the independent consultant and counsel independent of the Adviser on May 5 by telephone and in person on May 12 and 13. Following the receipt of additional materials and proposals requested from the Adviser, the directors further considered the Agreements at meetings by telephone on June 2 and in person
June 6. In addition, the directors reviewed a memorandum from independent counsel discussing the legal standards for their consideration of the Agreements and discussed the Agreements in private sessions with independent counsel at which no representatives of the Adviser were present. In their determinations relating to approval of the Agreements in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:

      1.information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio's respective unmanaged index;

      2.the nature, extent and quality of investment and administrative services rendered by the Adviser;

      3.payments received by the Adviser from all sources in respect of each Portfolio;

      4.the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio;

      5.comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

      6.whether Portfolio expenses might be expected to decline as a percentage of net assets as Portfolio assets increase and whether the structure of fees contributes to such a decline for the benefit of investors;

      7.the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

      8.other fall-out benefits which the Adviser and its affiliates receive from their relationships to the Portfolios;

      9.information about fees charged by the Adviser to other clients with similar investment objectives;

     10.the professional experience and qualifications of each Portfolio's portfolio management team and other senior personnel of the Adviser; and

     11.the terms of the Agreements.

    The directors also considered the nature and quality of the services provided by the Adviser based on their experience as directors and on the responses and materials provided by the Adviser in response to the directors' requests. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. To the extent possible, the directors evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

    The directors determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Agreements, would be fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

    The directors noted that, under the Investment Advisory Agreements, the Adviser, subject to the supervision of the directors, manage the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Pursuant to a separate Administration Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for its operations.

    The directors considered the scope and quality of services provided by the Adviser under the Investment Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Portfolios. The quality of other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Funds. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios under the Investment Advisory Agreements.

Costs Of Services Provided And Profitability To The Adviser

    At the request of the directors, the Adviser provided information concerning the Adviser's profitability from providing investment advisory and administration activities to the Funds in the previous calendar year. Operating profitability before taxes and distribution expenses for the Funds as a whole and in respect of each Portfolio was provided and discussed. The directors reviewed with management its assumptions and the methods of allocation used in preparing the data. The Adviser discussed the limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser, where each of the advisory products draws on, and benefits from, the research and other resources of the organization as a whole.

    The directors recognized that it is difficult to make comparisons of profitability from advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors focused on profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses. The directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive In reaching this view, the directors viewed favorably the reduction in administration fees for the money market funds to ..09% on each Fund's first $3 billion of average daily net assets and .075% on each Fund's average daily net assets in excess of $3 billion as of July 1, 2004 and the further reduction to .07% of average daily net assets as of July 1, 2005 and for the nonmoney market funds to .125% on each Fund's first $300 million of average daily net assets and .10% on each Fund's average daily net assets in excess of $300 million as of July 1, 2004 and the further reduction to .10% of average daily net assets as of July 1, 2005. In addition, the directors viewed favorably the Adviser's proposals to reduce certain advisory fees discussed below. The directors also noted information provided by the Adviser regarding certain anticipated increases in the cost of providing services to the Portfolios.

Fall-Out Benefits

    The directors considered that the Adviser benefits from soft dollar arrangements whereby they receive brokerage and research services from some brokers that execute the Portfolios' purchases and sales of securities. The directors received and reviewed information concerning soft dollar arrangements, which included a description of policies with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that the Adviser and certain affiliates may receive Rule 12b-1 and shareholder servicing fees from the Portfolios as well as a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that the Adviser serves as the Funds' custodian. The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above.

Investment Results

    The directors considered the investment results of each of the Portfolios as compared to investment companies with similar investment objectives as determined by the Data Provider ("Data Provider Category") and with one or more selected securities indices. In addition to the information received by the directors for the meeting, the directors received detailed performance information for each Portfolio at each regular Board meeting during the year. The directors reviewed information showing performance of each Portfolio compared to the funds in its Data Provider Category over the 1-, 3- and 5-year periods ended March 31, 2005 and compared to an appropriate securities index over comparable periods.

    International Equity CRT Fund. The directors noted that, although the 5-year performance of International Equity CRT Fund lagged that of its Data Provider Category median, the Fund's 1- and 3-year performance demonstrated improvement as the Fund exceeded the median of its Data Provider Category.

    Large Cap Growth CRT Fund. The directors noted that the performance for the 1-, 3- and 5-year periods of the Large Cap Growth CRT Fund was better than that of its Data Provider Category median.

    Small Cap Growth CRT Fund. The directors recognized that, although the 1- and 3-year performance of Small Cap Growth CRT Fund lagged that of its Data Provider Category median, the Fund's 5-year performance had been better than the median of its Data Provider Category. The directors noted the Adviser's contention that in recent years lower-quality issuers have significantly outperformed the higher-quality issuers that the Fund emphasizes.

Advisory Fee And Other Expenses

    The directors considered the advisory fee rate paid by each Portfolio to the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

    The directors also considered the fees the Adviser charge other clients, including institutional clients, with investment objectives similar to those of the Portfolios. Although there is no clear pattern to the difference between the Funds' advisory fees and those charged other clients, fees charged to the money market funds tended to be at the lower end of the range of those charged to other clients, and those charged to the other Portfolios tend to be above the median of those charged others, with the exception of U.S. Bond Market Index Fund, International Equity Fund, S&P Index Fund and Large Cap Value Fund, where the Portfolios' fees exceeded those of other clients. The directors were also mindful that, for many of the Portfolios, the Adviser had capped expenses and was not receiving the full amount of its advisory fee. The Adviser reviewed with the directors the significant differences in the scope of services provided to institutional clients and to the Portfolios.

    The directors also considered the advisory fees and total expense ratio of each Portfolio in comparison to the fees and expenses of a subset of funds within the relevant Data Provider Category with a similar asset size (referred to herein as a Portfolio's peer group) as well as with a group of similar funds of competitors in similar distribution channels. These comparisons were generally favorable to the Portfolios.

    In advance of the May 12 meeting, the Adviser proposed certain advisory fee reductions and the adoption of breakpoints. Following the directors' review of those proposals and further discussions with the Adviser, the following advisory fee proposals were adopted:

                                                          CURRENT FEE
                                                     (PERCENTAGE OF AVERAGE            AGREED REDUCED FEE
                                                       DAILY NET ASSETS)    (PERCENTAGE OF AVERAGE DAILY NET ASSETS)
1. Money Fund, Treasury Money Fund, New Tax-Exempt           0.10%          0.10% up to $2 billion
Money Fund and Enhanced Income Fund
                                                                            0.095% from $2 billion up to $5 billion

                                                                            0.09% from $5 billion up to $10 billion

                                                                            0.085% in excess of $10 billion
--------------------------------------------------------------------------------------------------------------------
2. International Equity and International Equity CRT         0.75%          0.50%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    For all other equity and fixed income funds, except International Equity, International Equity CRT and High Yield Funds, there will be a decrement in the fees of 0.05% on assets from $500 million to $1 billion and of 0.10% on assets in excess of $1 billion.

Economies Of Scale

    The directors noted that the advisory fee schedules for all of the Portfolios as proposed and approved contain breakpoints that reduce the fee rate on assets above specified levels. The directors believed that these fee schedules will, if assets grow, provide shareholders benefits from lower effective advisory fees. The directors also recognized the beneficial effects of the July 1, 2004 and the July 1, 2005 reduction in administration fees, which affect all Portfolios.

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                                Principal Occupations
     Directors         Position                 During Past Five Years
     ---------         --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  Age 70            Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  Age 53                            Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  Age 55                            Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                            Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communications,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  Age 56                            Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; Senior Executive Vice President, The
  Age 65                            Bank of New York, 1994 to 2003. Chairman
                                    and Director, Ivy Asset Management, 2000 to
                                    2003.

                                                     Principal Occupations
      Officers            Position                   During Past Five Years
      --------            --------                   ----------------------

Kevin J. Bannon .... President and       Executive Vice President and Chief Investment
  Age 52             Chief Executive     Officer, The Bank of New York, 1993 to
                     Officer             Present.

Guy Nordahl......... Treasurer and       Vice President, The Bank of New York, 1999
  Age 39             Principal Financial to Present.
                     Officer

Ellen Kaltman....... Chief Compliance    Managing Director, Compliance, 1999 to
  Age 57             Officer             Present.

Michael A. Grunewald Vice President      Director of Client Services, BISYS Fund
  Age 35                                 Services Ohio, Inc., 1993 to Present.

Kim R. Smallman..... Secretary           Counsel, Legal Services, BISYS Fund Services
  Age 33                                 Ohio, Inc., 2002 to Present; Attorney, Private
                                         Practice, 2000 to 2002.

Alaina V. Metz...... Assistant Secretary Chief Administrator, Administration Services
  Age 38                                 of BISYS Fund Services Ohio, Inc., 1995 to
                                         Present.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Distributor
BNY Hamilton Distributors, Inc.

Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Tait, Weller & Baker

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Shares of BNY Hamilton International Equity CRT Fund, BNY Hamilton Large Cap Growth CRT Fund, and BNY Hamilton Small Cap Growth CRT Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at http://www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Forward looking statements about market and economic trends are opinions based on our views of current conditions. We do not predict future performance of the market, economy or the Funds. Our opinions and views are subject to change, without notice, based on changed circumstances.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                               BNY-SAR-CRT 6/05

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

None.

Item 10. Controls and Procedures.

a) Based on their evaluation on August 25th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and sub-administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company

Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 11. Exhibits.

(a)(1)  The Code of Ethics: not applicable for semi-annual reports.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as
Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.906CERT.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds

By: /s/ Kevin J. Bannon
   ----------------------------
Name:  Kevin J. Bannon

Title: President and Principal Executive Officer

Date:  August 25, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin J. Bannon
   ----------------------------
Name:  Kevin J. Bannon

Title: President and Principal Executive Officer

Date:  August 25, 2005


By: /s/ Guy Nordahl
   ----------------------------
Name:  Guy Nordahl

Title: Treasurer and Principal Financial Officer

Date:  August 25, 2005